OMB APPROVAL

OMB Number: 3235-0570
Expires: October 31, 2006
Estimated average burden
hours per response: 19.3

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4676

Harbor Fund

(Exact name of registrant as specified in charter)

One SeaGate

Toledo, Ohio 43604-1572
(Address of principal executive offices) (Zip code)

David G. Van Hooser HARBOR FUND One SeaGate Toledo, Ohio 43604-1572	With a copy to: Christopher P. Harvey, Esq. Wilmer Cutler Pickering Hale and Dorr LLP 60 State Street Boston, MA 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code: (419) 249-2900

Date of fiscal year end: October 31

Date of reporting period: April 30, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1 — REPORTS TO STOCKHOLDERS
The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):
Harbor Fund’s 2006 Semi-Annual Report included.

SEMI-ANNUAL REPORT

April 30, 2006

Harbor Fund

DOMESTIC EQUITY

INTERNATIONAL EQUITY

FIXED INCOME

Harbor Fund
SEMI-ANNUAL REPORT OVERVIEW (Unaudited)

The first half of Harbor Fund’s fiscal year ended April 30, 2006. The total return for each of the 14 portfolios is shown below. All performance figures for the Harbor Funds assume the reinvestment of dividends and capital gains. The unmanaged indices do not reflect fees and expenses and are not available for direct investment. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of Fund shares. From time to time, the Funds’ adviser has voluntarily waived a portion of its management fee and/or absorbed Fund expenses, which has resulted in higher returns. Without these waivers, the returns would have been lower. Any existing waivers may be discontinued at any time without notice. For information on the different share classes, please refer to the current prospectus.
Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 1-800-422-1050 or visiting www.harborfund.com.
You should consider a Fund’s investment objective, risks, and fees and expenses carefully before investing. For this and other important information, obtain a current Harbor Fund prospectus by calling 1-800-422-1050 or visiting www.harborfund.com. You should read the prospectus carefully before investing.

	Unannualized Total Return
	6 Months Ended
	April 30, 2006

	Institutional	Retirement	Investor
	Class	Class	Class

HARBOR DOMESTIC EQUITY FUNDS
Harbor Capital Appreciation Fund	6.42%	6.28%	6.20%
Harbor Mid Cap Growth Fund	19.36	19.21	19.16
Harbor Small Cap Growth Fund	22.09	21.99	21.87
Harbor Small Company Growth Fund	6.70 [a]	6.60 [a]	6.60 [a]
Harbor Large Cap Value Fund	7.56	7.37	7.32
Harbor Mid Cap Value Fund	11.69	11.52	11.44
Harbor Small Cap Value Fund	14.53	14.39	14.28
HARBOR INTERNATIONAL EQUITY FUNDS
Harbor International Fund	29.77%	29.62%	29.48%
Harbor International Growth Fund	29.61	29.40	29.40
HARBOR FIXED INCOME FUNDS
Harbor High-Yield Bond Fund	4.85%	4.78%	4.65%
Harbor Bond Fund	1.05	0.93	N/A
Harbor Real Return Fund	-1.08 [b]	-1.16 [b]	N/A
Harbor Short Duration Fund	1.84	1.73	N/A
Harbor Money Market Fund	2.04	1.91	N/A

Unannualized
Total Return
6 Months Ended
April 30, 2006
COMMONLY USED MARKET INDICES
Standard & Poor’s 500 (S&P 500); large cap, domestic equity	9.64%
Dow Jones Wilshire 5000; entire U.S. stock market	11.02
Russell 1000® Growth; large cap, domestic equity	7.06
Russell Midcap® Growth; domestic equity	15.18
Russell 2000® Growth; small cap, domestic equity	20.31
Russell 1000® Value; large cap, domestic equity	12.87
Russell Midcap® Value; domestic equity	13.58
Russell 2000® Value; small cap, domestic equity	17.52
Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE®); international equity	22.89
Morgan Stanley Capital International Europe, Australasia, and Far East Growth (MSCI EAFE® Growth); international equity	22.26
Merrill Lynch High-Yield Master II; domestic high-yield bonds	4.98
Lehman Brothers Aggregate (LB AGG); domestic bonds	0.56
Lehman Brothers U.S. TIPS (LB U.S. TIPS); domestic bonds	-0.96
Citigroup 1 YR Treasury; domestic bonds	1.76
Merrill Lynch 1 to 3 YR Treasury; domestic bonds	1.41
Merrill Lynch 3-Month U.S. T-Bill; domestic short-term	2.06

Harbor Fund
SEMI-ANNUAL REPORT OVERVIEW—Continued

	HARBOR FUND EXPENSE RATIOS[2]						Morningstar
							Average[3]
	2002*		2003*	2004*	2005*	2006[h]	(Unaudited)

HARBOR DOMESTIC EQUITY FUNDS
Harbor Capital Appreciation Fund
Institutional Class	0.69%		0.71%	0.67%	0.68%	0.68%	1.04%
Retirement Class[1]	N/A		0.94	0.92	0.92	0.93	1.13
Investor Class[1]	N/A		1.13	1.10	1.10	1.09	1.13
Harbor Mid Cap Growth Fund
Institutional Class	1.20%		1.20%	0.98%	0.95%	0.95%	1.20%
Retirement Class[1]	N/A		1.40	1.23	1.18	1.19	1.33
Investor Class[1]	N/A		1.40	1.38	1.38	1.35	1.33
Harbor Small Cap Growth Fund
Institutional Class	0.95%		0.93%	0.83%	0.84%	0.84%	1.31%
Retirement Class[1]	N/A		1.16	1.08	1.09	1.09	1.42
Investor Class[1]	N/A		1.36	1.25	1.27	1.25	1.42
Harbor Small Company Growth Fund
Institutional Class	N/A		N/A	N/A	N/A	0.94%[a]	1.31%
Retirement Class	N/A		N/A	N/A	N/A	1.18 [a]	1.42
Investor Class	N/A		N/A	N/A	N/A	1.33 [a]	1.42
Harbor Large Cap Value Fund
Institutional Class	0.77%		0.77%	0.68%	0.70%	0.68%	0.94%
Retirement Class[1]	N/A		0.93	0.92	0.95	0.93	1.00
Investor Class[1]	N/A		1.17	1.10	1.10	1.09	1.00
Harbor Mid Cap Value Fund
Institutional Class	1.20	% [c,e]	1.20%	1.02%	0.95%	0.95%	1.13%
Retirement Class[1]	N/A		— [f]	— [f]	1.18	1.20	1.22
Investor Class[1]	N/A		1.39	1.39	1.38	1.36	1.22
Harbor Small Cap Value Fund
Institutional Class	1.20	% [d,e]	0.94%	0.84%	0.83%	0.83%	1.21%
Retirement Class[1]	N/A		1.18	0.93	1.08	1.08	1.35
Investor Class[1]	N/A		1.29	1.25	1.26	1.25	1.35
HARBOR INTERNATIONAL EQUITY FUNDS
Harbor International Fund
Institutional Class	0.87%		0.89%	0.86%	0.87%	0.86%	1.21%
Retirement Class[1]	N/A		1.14	1.11	1.12	1.11	1.22
Investor Class[1]	N/A		1.31	1.29	1.30	1.26	1.22
Harbor International Growth Fund
Institutional Class	0.95%		0.98%	0.93%	1.00%	0.95%	1.27%
Retirement Class[1]	N/A		— [f]	1.19	1.24	1.20	1.34
Investor Class[1]	N/A		1.40	1.39	1.39	1.36	1.34
HARBOR FIXED INCOME FUNDS
Harbor High-Yield Bond Fund
Institutional Class	N/A		0.93%[e,g]	0.85%	0.82%	0.85%	0.79%
Retirement Class	N/A		1.08 [e,g]	1.01	— [f]	1.08	0.86
Investor Class	N/A		1.29 [e,g]	1.27	1.25	1.27	0.86
Harbor Bond Fund
Institutional Class	0.58%		0.58%	0.57%	0.58%	0.58%	0.69%
Retirement Class[1]	N/A		0.83	0.81	0.83	0.83	0.75
Harbor Real Return Fund
Institutional Class	N/A		N/A	N/A	N/A	0.57%[b]	0.53%
Retirement Class	N/A		N/A	N/A	N/A	0.81 [b]	0.60
Harbor Short Duration Fund
Institutional Class	0.31%		0.36%	0.31%	0.39%	0.39%	0.62%
Retirement Class[1]	N/A		0.59	0.55	0.64	0.64	0.71
Harbor Money Market Fund
Institutional Class	0.36%		0.36%	0.29%	0.35%	0.34%	N/A
Retirement Class[1]	N/A		— [f]	0.53	0.60	0.59	N/A

1	Commenced operations on November 1, 2002.

2	Harbor Fund expense ratios are for operating expenses only and are shown net of all expense offsets, waivers and reimbursements. (See Financial Highlights).

3	Institutional Class comparison includes all actively managed no-load funds with 12b-1 fees less than or equal to 0.25% in the March 31, 2006 Morningstar Universe with the same investment style as the comparable Harbor Fund portfolio. Retirement and Investor Class comparisons include all actively managed no-load funds with 12b-1 fees less than or equal to 0.25% in the March 31, 2006 Morningstar Universe, excluding the Institutional Share Class Funds, with the same investment style as the comparable Harbor Fund portfolio.

a	For the period February 1, 2006 (inception) through April 30, 2006.

b	For the period December 1, 2005 (inception) through April 30, 2006.

c	For the period March 1, 2002 (inception) through October 31, 2002.

d	For the period December 14, 2001 (inception) through October 31, 2002.

e	Annualized.

f	Assets in this class were too small to incur any expense for the period.

g	For the period December 1, 2002 (inception) through October 31, 2003.

h	Unaudited annualized figures for the six-month period ended April 30, 2006.

*	Audited.

Letter from the Chairman

David G. Van Hooser
Chairman
Dear Fellow Shareholder:
      Stock markets rose sharply around the world in the fiscal half year ended April 30, 2006. International stocks outperformed U.S. equities, helped in part by the weakness of the U.S. dollar. Stock market gains were supported by good corporate earnings and signs of encouraging economic growth in a number of countries. Equity markets largely ignored rising interest rates, high energy and commodity prices, and, in the U.S., signs the housing market was beginning to lose strength. Bonds did not fare as well as concerns about inflation led to higher interest rates. Bond prices move inversely to interest rates; so with higher rates, bond prices decline.
      Harbor equity funds were led by the Harbor International Fund and the Harbor International Growth Fund; both funds had returns in the fiscal first half of over 29%. Harbor’s domestic equity funds were led by solid performances of the Harbor Mid Cap Growth and Harbor Small Cap Growth funds. The performances of Harbor fixed income funds reflected the impact of higher interest rates. Shorter term fixed income funds such as the Harbor Money Market Fund and the Harbor Short Duration Fund outperformed two of Harbor’s three intermediate bond funds. The only exception was the Harbor High-Yield Bond Fund, which had the highest absolute return among our fixed income funds; high-yield securities in the fund tend to be less sensitive to interest rate movements than to the performance of the underlying companies that issue the securities.
      Returns of various market indices for periods ending April 30, 2006 and for 30 years ending December 31, 2005 are shown in the table below.

	RETURNS FOR THE PERIOD ENDED APRIL 30, 2006

					30 Years
			Average Annual		1976-2005
					Annual Rates as of
	6 Months	1 Year	5 Years	10 Years	December 31, 2005

Dow Jones Wilshire 5000 (entire U.S. stock market)	11.02%	18.61%	4.52%	8.99%	13.03%
S&P 500 (large cap stocks)	9.64	15.42	2.70	8.94	12.72
Russell Midcap® (mid cap stocks)	14.35	26.42	10.85	12.43	N/A
Russell 2000® (small cap stocks)	18.91	33.47	10.90	9.58	N/A
Russell 3000® Growth (growth stocks of the largest 3000 U.S. stocks)	8.19	16.90	-0.22	6.00	N/A
Russell 3000® Value (value stocks of the largest 3000 U.S. stocks)	13.28	19.33	7.89	11.34	N/A
MSCI EAFE® (foreign stocks)	22.89	33.49	9.18	6.68	12.07
Merrill Lynch High-Yield Master II (high-yield bonds)	4.98	9.09	8.22	6.75	N/A
LB Aggregate (domestic bonds)	0.56	0.71	5.16	6.33	N/A
Merrill Lynch 3-Month U.S. T-Bill (proxy for money market returns)	2.06	3.68	2.23	3.82	N/A
Domestic Equity
      U.S. equity markets were strong in the fiscal first half, with small and mid capitalization stocks continuing to lead the way. Value stocks again outperformed growth. All sectors of the Standard & Poor’s 500 Index had positive returns, led by materials, energy, and industrials.
      Harbor’s small cap and mid cap growth portfolios were the best performers among our domestic equity funds. The Harbor Mid Cap Growth Fund (Institutional Class) had a return of 19.36%, beating its Russell Midcap® Growth benchmark, which was up 15.18%. The Harbor Small Cap Growth Fund (Institutional Class) returned 22.09%, outpacing its Russell 2000® Growth benchmark’s 20.31% return. The newest member of the Harbor Fund family, the Harbor Small Company Growth Fund, also outperformed its benchmark since its inception on February 1, 2006. Comments from portfolio managers, performance data, and other information on the Harbor domestic equity funds begin on page 6.
International Equity
      International equity markets did even better than the U.S. markets. The MSCI EAFE® Index of foreign stocks outpaced the broad U.S. stock market, as measured by the Dow Jones Wilshire 5000 Composite Index, by more than 11 percentage points. Stocks in 9 of the 10 sectors in the MSCI EAFE® Index had double-digit returns, led by materials and industrials.
      With returns of over 29%, Harbor’s international equity funds were the two best performers within Harbor Fund. The Harbor International Fund (Institutional Class) had a return of 29.77%, beating its benchmark, the MSCI EAFE® Index, which was up 22.89%. The Harbor International Growth Fund (Institutional Class) returned 29.61% and topped its benchmark, the MSCI EAFE® Growth Index’s 22.26% return. Comments from portfolio managers, performance data, and other information on the Harbor international equity funds begin on page 64.

Fixed Income
      The Federal Reserve raised its target for the federal funds rate four times in the fiscal first half for a total increase of 100 basis points to 4.75%. The yield of the benchmark 10-year Treasury Note rose to 5.05% at the end of the fiscal half-year, an increase of 50 basis points.
      As it did in fiscal 2005, the bond market continued to favor investments at the short end of the yield curve. For example, the Harbor Short Duration Fund (Institutional Class) returned 1.84%, slightly better than its benchmark, while the Harbor Money Market Fund (Institutional Class) returned 2.04%.
      With rising interest rates, the market was especially challenging for intermediate and long-term bonds. The Harbor Bond Fund (Institutional Class) had a modest total return of 1.05%, although it beat its benchmark by 49 basis points. The Harbor Real Return Fund (Institutional Class) had a return of -1.08% for the five months from its inception on December 1, 2005, although the fund outperformed its benchmark by 5 basis points. The Harbor High-Yield Bond Fund (Institutional Class) had a total return of 4.85%, as the high-yield market outpaced most other fixed-income categories. Comments from portfolio managers, performance data, and other information on the Harbor fixed income funds begin on page 84.
New Funds
      Harbor Fund added two funds during the fiscal first half, the first additions to the Harbor fund family since the Harbor High-Yield Bond Fund was introduced in 2002. The Harbor Real Return Fund started on December 1, 2005. It is managed by John Brynjolfsson of Pacific Investment Management Company LLC (“PIMCO”). PIMCO is one of the world’s leading fixed-income fund-management companies and manager of the Harbor Bond Fund since its inception in 1987. The Harbor Small Company Growth Fund, which began on February 1, 2006, is managed by Carl Wilk of NorthPointe Capital LLC (“NorthPointe”). NorthPointe has an experienced team of investment managers who focus exclusively on U.S. equity markets.
Long-Range Focus
      The generally strong equity markets worldwide have caused some investment professionals to note that asset classes are becoming increasingly correlated. The more correlated one asset class is with another, the more their returns tend to move together in the same direction. While correlations between certain asset classes have increased recently, diversification benefits can still be achieved by asset allocation strategies.
      A sound long-term investment plan includes a mix of stocks, bonds, and cash, consistent with your long term objectives and your tolerance for risk. Past performance is no guarantee of future success. Yet history suggests strongly that a diversified asset allocation maintained over one’s investment time horizon gives each investor an excellent opportunity to achieve his or her financial objectives over the long-term.
New Independent Trustee
      In February 2006, the Harbor Fund board of trustees elected Raymond J. Ball as an independent trustee. Mr. Ball is the Sydney Davidson Professor of Accounting at the Graduate School of Business, University of Chicago. Mr. Ball brings the number of independent trustees to four, representing 80% of the board.
      Mr. Ball shares with all Harbor Fund trustees, officers and everyone associated with Harbor Fund, the focus on our key principle: acting in the best interests of Harbor Fund shareholders.
      Thank you for your investment in Harbor Fund.
June 20, 2006

David G. Van Hooser Chairman

Harbor Domestic Equity Funds
Harbor Capital Appreciation Fund
MANAGER’S COMMENTARY (Unaudited)

SUBADVISER
Jennison Associates LLC
466 Lexington Avenue
New York, NY 10017
Spiros Segalas
Portfolio Manager (since 1990)
Jennison has subadvised the Fund since 1990.
INVESTMENT GOAL
Long-term growth of capital.
PRINCIPAL STYLE CHARACTERISTICS
Mid to large cap growth stocks with more volatility than the market.

 TOP TEN HOLDINGS (% of net assets)

Google Inc. Cl. A	3.5%
Adobe Systems Inc.	2.8
Procter & Gamble Co.	2.6
Broadcom Corp. Cl. A	2.4
QUALCOMM Inc.	2.4
Texas Instruments Inc.	2.3
American Express Co.	2.3
Schlumberger Ltd.	2.2
Marvell Technology Group Ltd.	2.2
Microsoft Corp.	2.1
 FUND CATEGORY
 MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Market Review
While the headline rate of economic growth in the U.S. weakened in the fourth quarter of calendar year 2005, the economy rebounded strongly during the first quarter of 2006, posting solid and balanced growth across almost all fronts. As a result, the Federal Reserve stayed the course on interest-rate policy, raising the federal funds rate by a quarter of a percentage point four times during the six months ended April 30, 2006, to 4.75%.
Whether in response to interest-rate movements or because of sustained strength over a long period, housing demand, as measured by the inventory of unsold homes and the issuance of building permits, began to show signs of weakening in early 2006. Moderate winter weather across much of the country took some of the sting out of higher energy prices, and with continued strong labor markets and modest income growth, consumers continued to spend. American corporations remained strong as well, with continued profit gains, revenue and cash flow growth, and resultant balance sheet strength. Capital expenditures showed signs of acceleration, most notably in telecommunications and technology spending, which have lagged the dramatic recovery in corporate profits since 2003.
Performance
The Harbor Capital Appreciation Fund returned 6.42% (Institutional Class), 6.20% (Investor Class), and 6.28% (Retirement Class) for the six months ended April 30, 2006, underperforming the Russell 1000® Growth benchmark, which advanced 7.06%. The Fund also underperformed the broader market as measured by the Standard & Poor’s 500 Index, which rose 9.64%. In both indices, energy and industrials made the largest gains among the major economic sectors, while health care and consumer staples lagged.
Energy made the largest contribution by a substantial margin to the Fund’s absolute returns, followed by financials and information technology. Stock selection drove the Fund’s strong relative performance in information technology, energy, and financials but worked less well in health care and consumer discretionary. Our underweighted position in industrials also detracted from performance.
The Fund’s energy holdings excelled, as high oil prices persisted. For decades, oil companies have spent little on exploration and development, while global demand has increased steadily, resulting in tight supplies. Many companies in the energy sector have benefited from the price environment, but several of our holdings, including exploration and production companies Suncor Energy and Occidental Petroleum and energy services firm Schlumberger, have shown particular strength.
The Fund’s information technology holdings posted strong absolute and relative returns as well. Google has had extraordinary success since going public, as high revenue growth has led to much

DOMESTIC EQUITY

Harbor Capital Appreciation Fund
MANAGER’S COMMENTARY—Continued

better earnings than generally projected. We believe the company will remain in an exceptional, albeit slower, phase of revenue and earnings growth and that its long-term valuation will be driven by significant growth in revenues, earnings, and cash flows. We consider Google’s technological lead and dominant position in online web search a unique strength that has enabled the company to monetize its search activity at a rate meaningfully higher than its competitors. In our view, Google’s continued investment in capital and research and development should lead to new streams of revenue through product innovation, new formats, and new technologies. Strength in mobile phone units and preliminary improvements in telecommunications capital spending led to substantial gains at communications-related information technology holdings Texas Instruments, Nokia, and QUALCOMM.
In the financials sector, Goldman Sachs, Merrill Lynch, Charles Schwab, UBS, and JPMorgan Chase performed well. Strong profit improvement at these companies reflected the health of the financial markets. Goldman Sachs and Merrill Lynch benefited from trading as well as merger and acquisition activity, while Schwab continued to enjoy the fruits of its repositioned individual investor and institutional asset management services. UBS’s investment banking business has delivered stable results in a variety of market conditions; increased assets under management reflect the company’s brand enhancements and investments in distribution networks.
Health care holdings were the greatest detractors from Fund performance. St. Jude Medical, a leading player in implantable cardiac defibrillators, and Alcon, a market leader in ophthalmic drugs and devices, lost ground, as did health care intermediaries UnitedHealth Group, Caremark Rx, WellPoint, and CIGNA. The widespread weakness in the health care service industry appears to reflect investor concerns that profitability is peaking and signs that price competition is emerging. Negative returns of biotechnology holdings Genentech and Amgen came about as the companies apparently gave back some of their sizable near-term gains.
Stock selection in the consumer discretionary sector, specifically retailers Chico’s and Target as well as Getty Images and Cheesecake Factory, also took a toll. Weakness in the sector could be a precursor to a widely expected slowdown in consumer spending. The Fund’s underweighted position in industrials also diminished relative performance, although holdings that were added late in the period—Boeing, United Technologies, and 3M—performed well.
Outlook and Strategy
The Fund continues to invest in what we believe are high-quality companies with strong balance sheets and proven management teams. We look for superior long-term business fundamentals that should provide sustainable, attractive growth opportunities.
We are monitoring carefully the capacity of consumers to spend. Deceleration in the housing market is a new wrinkle in the equation, but increased corporate spending could help to mitigate the effects of a slowdown on the consumer front. We also are watching the non-U.S. growth horizon for continued signs of improvement, as many of our holdings derive significant revenue and earnings from international operations.
The robust environment for corporate profit growth looks set to continue for the balance of 2006, although we anticipate some deceleration in the rate of gains later in the year. S&P 500 profits are forecast to grow approximately 10% for the year, which would be the fourth consecutive year of double-digit advances. We hold a portfolio of stocks that we believe could grow almost 20% on a weighted-average basis. We expect share prices of these companies to outpace the performances of the popular averages.

This report contains the current opinions of the manager and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Since the Fund may hold foreign securities, it may be subject to greater risks than funds invested only in the U.S. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
You should consider the Fund’s investment objective, risks, and fees and expenses carefully before investing. For this and other important information, obtain a Harbor Fund prospectus by calling 1-800-422-1050 or visiting www.harborfund.com. You should read the prospectus carefully before investing.

DOMESTIC EQUITY

Harbor Capital Appreciation Fund
FUND SUMMARY—April 30, 2006 (Unaudited)

INSTITUTIONAL CLASS
Fund #: 012
Cusip: 411511504
Ticker: HACAX
Inception Date: 12-29-1987
RETIREMENT CLASS
Fund #: 212
Cusip: 411511827
Ticker: HRCAX
Inception Date: 11-01-2002
INVESTOR CLASS
Fund #: 412
Cusip: 411511819
Ticker: HCAIX
Inception Date: 11-01-2002

 PORTFOLIO STATISTICS

	Portfolio	Benchmark

Number of Holdings	62	630
Total Net Assets (000s)	$8,914,432	N/A
Weighted Average Market Cap ($MM)	$71,596.2	$73,054.5
Price/Earnings Ratio (P/E)	29.3x	25.3x
Price/Book Ratio (P/B)	5.5x	5.3x
Beta vs Russell 1000® Growth Index	1.2	1.0
Portfolio Turnover Rate—Unannualized (6-Month Period Ended 04-30-2006)	34%	N/A
 SECTOR ALLOCATION (% of investments)
 PERFORMANCE
GROWTH OF A $10,000 INVESTMENT
For the period 05-01-1996 through 04-30-2006

The graph compares a $10,000 investment in the Fund with the performance of the Russell 1000® Growth Index and the S&P 500 Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 1-800-422-1050 or visiting www.harborfund.com.

TOTAL RETURNS
For the periods ended 04-30-2006

			Average Annual
					Final Value
	6	1	5	10	of a $10,000
	Months	Year	Years	Years	Investment

Harbor Capital Appreciation Fund

Institutional Class	6.42%	23.31%	0.42%	8.42%	$22,437
Retirement Class	6.28	23.00	0.23	8.18	21,942
Investor Class	6.20	22.79	-0.01	7.95	21,496

Comparative Indices

Russell 1000® Growth	7.06%	15.18%	-0.76%	6.21%	$18,259
S&P 500	9.64	15.42	2.70	8.94	23,544

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate and the shares, when redeemed, may be worth more or less than their original cost.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, the Fund’s adviser has voluntarily waived a portion of its management fee and/or absorbed Fund expenses, which has resulted in higher returns. Without these waivers, the returns would have been lower. Any existing waivers may be discontinued at any time without notice. The performance of the Retirement and Investor Class shares prior to 11-01-2002 is based on the Fund’s Institutional Class shares’ performance, restated for the higher expense ratio of the respective class.

DOMESTIC EQUITY

Harbor Capital Appreciation Fund
FUND SUMMARY—Continued

INSTITUTIONAL CLASS
Expense Ratio: 0.68%
Total Net Assets (000s):
  $8,200,175
RETIREMENT CLASS
Expense Ratio: 0.93%
Total Net Assets (000s):
  $185,146
INVESTOR CLASS
Expense Ratio: 1.09%
Total Net Assets (000s):
  $529,111

 FEES AND EXPENSE EXAMPLE
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2005 through April 30, 2006.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account	Ending Account
	Value	Value	Expenses Paid During
	(November 1, 2005)	(April 30, 2006)	Period*

Institutional Class
Actual	$1,000.00	$1,064.17	$3.48
Hypothetical (5% return)	1,000.00	1,021.32	3.41

Retirement Class
Actual	$1,000.00	$1,062.78	$4.75
Hypothetical (5% return)	1,000.00	1,020.08	4.66

Investor Class
Actual	$1,000.00	$1,062.03	$5.58
Hypothetical (5% return)	1,000.00	1,019.28	5.46

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

DOMESTIC EQUITY

Harbor Capital Appreciation Fund
PORTFOLIO OF INVESTMENTS—April 30, 2006 (Unaudited)

Equity Holdings (% of net assets)
(Excludes net cash and short-term investments of 1.5%)

Software	9.0
Capital Markets	8.6
Semiconductors & Semiconductor Equipment	8.5
Communications Equipment	7.3
Internet Software & Services	7.3
Biotechnology	5.5
Pharmaceuticals	5.1
Specialty Retail	4.0
Health Care Providers & Services	3.8
Multiline Retail	3.7
Oil, Gas & Consumable Fuels	3.3
Health Care Equipment & Supplies	3.1
Industrial Conglomerates	3.0
Textiles, Apparel & Luxury Goods	2.7
Household Products	2.6
Hotels, Restaurants & Leisure	2.4
Consumer Finance	2.3
Energy Equipment & Services	2.2
Media	2.0
Aerospace & Defense	1.9
Beverages	1.9
Computers & Peripherals	1.8
Electronic Equipment & Instruments	1.8
Insurance	1.8
Food & Staples Retailing	1.6
Diversified Financial Services	1.3

COMMON STOCKS—98.5%
		Value
Shares		(000s)

AEROSPACE & DEFENSE—1.9%
1,042,600	Boeing Co.	$87,005
1,248,200	United Technologies Corp.	78,399

		165,404

BEVERAGES—1.9%
2,846,300	PepsiCo Inc.	165,769

BIOTECHNOLOGY—5.5%
2,532,800	Amgen Inc.*	171,470
2,000,900	Genentech Inc.*	159,492
2,728,400	Gilead Sciences Inc.*	156,883

		487,845

CAPITAL MARKETS—8.6%
9,047,700	Charles Schwab Corp.	161,954
935,200	Goldman Sachs Group Inc.	149,903
716,500	Legg Mason Inc.	84,891
2,305,500	Merrill Lynch & Co. Inc.	175,818
1,632,000	UBS AG (SWS)	190,699

		763,265

COMMUNICATIONS EQUIPMENT—7.3%
8,400,000	Cisco Systems Inc.*	175,980
4,857,000	Corning Inc.*	134,199
5,611,800	Nokia Corp. Sponsored ADR[1]	127,164
4,142,800	QUALCOMM Inc.	212,691

		650,034

COMPUTERS & PERIPHERALS—1.8%
2,318,800	Apple Computer Inc.*	163,220

CONSUMER FINANCE—2.3%
3,752,800	American Express Co.	201,938

DIVERSIFIED FINANCIAL SERVICES—1.3%
2,612,556	JPMorgan Chase & Co.	118,558

ELECTRONIC EQUIPMENT & INSTRUMENTS—1.8%
4,220,900	Agilent Technologies Inc.*	162,167

ENERGY EQUIPMENT & SERVICES—2.2%
2,901,200	Schlumberger Ltd.	200,589

FOOD & STAPLES RETAILING—1.6%
2,357,700	Whole Foods Market Inc.[2]	144,716

HEALTH CARE EQUIPMENT & SUPPLIES—3.1%
1,700,400	Alcon Inc.[2]	172,948
2,665,800	St. Jude Medical Inc.*	105,246

		278,194

HEALTH CARE PROVIDERS & SERVICES—3.8%
2,606,400	Caremark Rx Inc.*	118,722
2,721,400	UnitedHealth Group Inc.	135,362
1,261,800	WellPoint Inc.*	89,588

		343,672

HOTELS, RESTAURANTS & LEISURE—2.4%
2,144,600	Cheesecake Factory Inc.[2]*	67,683
1,954,300	Marriott International Inc. Cl. A	142,801

		210,484

HOUSEHOLD PRODUCTS—2.6%
4,027,277	Procter & Gamble Co.	234,428

INDUSTRIAL CONGLOMERATES—3.0%
1,010,400	3M Co.	86,319
5,307,400	General Electric Co.	183,583

		269,902

INSURANCE—1.8%
2,462,900	American International Group Inc.	160,704

DOMESTIC EQUITY

Harbor Capital Appreciation Fund
PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued
		Value
Shares		(000s)

INTERNET SOFTWARE & SERVICES—7.3%
4,953,900	eBay Inc.[2]*	$170,464
744,400	Google Inc. Cl. A*	311,114
5,165,900	Yahoo! Inc.*	169,338

		650,916

MEDIA—2.0%
6,359,600	Walt Disney Co.	177,814

MULTILINE RETAIL—3.7%
2,150,200	Federated Department Stores Inc.	167,393
845,300	Kohl’s Corp.*	47,202
2,253,700	Target Corp.	119,671

		334,266

OIL, GAS & CONSUMABLE FUELS—3.3%
615,900	Apache Corp.	43,754
1,248,300	Occidental Petroleum Corp.	128,250
1,425,600	Suncor Energy Inc. (CAN)[2]	122,231

		294,235

PHARMACEUTICALS—5.1%
3,294,900	Novartis AG ADR[1,2]	189,490
2,114,300	Roche Holdings Ltd. Sponsored ADR[1]	162,089
1,058,700	Sanofi-Aventis (FR)	99,840

		451,419

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—8.5%
5,202,550	Broadcom Corp. Cl. A*	213,877
3,406,400	Marvell Technology Group Ltd.*	194,471
4,185,200	Maxim Integrated Products Inc.[2]	147,570
5,833,900	Texas Instruments Inc.	202,495

		758,413

SOFTWARE—9.0%
6,262,200	Adobe Systems Inc.	245,478
2,871,300	Electronic Arts Inc.*	163,090
7,930,200	Microsoft Corp.	191,514
988,000	NAVTEQ Corp.[2]*	41,022
2,888,300	SAP AG Sponsored ADR[1,2]	157,788

		798,892

SPECIALTY RETAIL—4.0%
3,066,600	Chico’s FAS Inc.[2]*	113,648
3,214,800	Home Depot Inc.	128,367
1,799,600	Urban Outfitters Inc.[2]*	41,751
1,745,400	Williams-Sonoma Inc.[2]	73,080

		356,846

TEXTILES, APPAREL & LUXURY GOODS—2.7%
3,250,400	Coach Inc.*	107,328
1,583,800	Nike Inc. Cl. B	129,618

		236,946

TOTAL COMMON STOCKS (Cost $7,115,936)		8,780,636

SHORT-TERM INVESTMENTS—3.8%
Principal
Amount
(000s)

COMMERCIAL PAPER
Citigroup Funding Inc.
$122,604	4.750%—05/01/2006	122,604

Shares

SECURITIES LENDING COLLATERAL
	State Street Navigator Securities Lending
214,053,364	Prime Portfolio (1-day yield of 4.770%)	214,053

TOTAL SHORT-TERM INVESTMENTS (Cost $336,657)		336,657

TOTAL INVESTMENTS—102.3% (Cost $7,452,593)		9,117,293
CASH AND OTHER ASSETS, LESS LIABILITIES—(2.3)%		(202,861)

TOTAL NET ASSETS—100.0%		$8,914,432

1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

2	A portion or all of this security was out on loan at April 30, 2006.
*  Non-income producing security.

(CAN) Canada.

(FR)  France.

(SWS) Switzerland.
The accompanying notes are an integral part of the financial statements.

DOMESTIC EQUITY

Harbor Mid Cap Growth Fund
MANAGER’S COMMENTARY (Unaudited)

SUBADVISER
Wellington Management Company, LLP
75 State Street
Boston, MA 02109
Michael T. Carmen, CFA
Portfolio Manager (since 2005)
Mario E. Abularach, CFA
Equity Research Analyst (since 2006)
Wellington Management
has subadvised the Fund since
September 20, 2005.
INVESTMENT GOAL
Long-term growth of capital.
PRINCIPAL STYLE CHARACTERISTICS
Mid cap companies with significant capital appreciation potential.

 TOP TEN HOLDINGS (% of net assets)

Network Appliance Inc.	2.0%
Kohl’s Corp.	1.8
Alliant Techsytems Inc.	1.7
VeriFone Holdings Inc.	1.7
CSR plc	1.7
Resources Connection Inc.	1.6
Williams-Sonoma Inc.	1.6
State Street Corp.	1.6
Starwood Hotels & Resorts Worldwide Inc. Cl. B	1.5
American Tower Corp. Cl. A	1.4
 FUND CATEGORY
 MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Market Review
Over the six months ended April 30, 2006, the U.S. equity markets posted higher returns despite rising energy prices and interest rate tightening by the Federal Reserve. The Standard & Poor’s 500 Index rose 9.64%. The top performing sectors within the broad market, represented by the S&P 500, were materials (+23.1%), energy (+17.1%), industrials (+16.0%), telecommunications (+13.2%), and financials (+13.0%). Small cap and mid cap stocks continued to outperform larger cap stocks. Small cap stocks returned 16.9% and mid cap stocks returned 15.3%, as measured by the S&P indices.
Midcap growth stocks continued to perform quite strongly during the six months, with the Russell Midcap Growth® Index surging ahead 15.18%. The three-year annualized return of the Russell Midcap Growth® Index was a robust 23.19%, reflecting a strong run-up since these stocks were at recent lows in 2002.
Performance
For the six months ended April 30, 2006, the Harbor Mid Cap Growth Fund outperformed its benchmark by a healthy margin. The Fund generated returns of 19.36% (Institutional Class), 19.16% (Investor Class), and 19.21% (Retirement Class) compared with the 15.18% return by the benchmark, the Russell Midcap Growth® Index. The portfolio benefited from strong stock selection as performance was positive in 9 of 10 economic sectors. Underweighted exposures in the energy and materials sectors detracted from performance, but stock selection within those sectors dominated, resulting in positive performance.
Our strongest results came from the information technology, financials, and health care sectors. In the technology sector we benefited from non-benchmark holding CSR. This London-based company is a leader in Bluetooth communication chips and has grown with the widespread adaptation of this technology in wireless devices. Tektronix also contributed positively to results. This test and monitoring solutions manufacturer delivered solid earnings resulting from broad-based growth in its markets.
In the financials sector, many of our capital markets-related stocks, including E*TRADE Financial, Julius Baer Holding and NASDAQ Stock Market, outperformed financial stocks represented in the benchmark. We favor this industry over banks, which we believe will be hampered by a peaking credit environment and higher interest rates going forward. Health care holding Shionogi, the developer of Crestor, a statin used to treat high cholesterol, also contributed positively. On an absolute basis, our best performing stocks were gaming company Melco International Development, energy company Cameco, and telecommunications infrastructure company American Tower.

DOMESTIC EQUITY

Harbor Mid Cap Growth Fund
MANAGER’S COMMENTARY—Continued

The only sector with negative relative performance was industrials, where results were influenced both positively and negatively by our airline holdings. Gol Linhas Aereas Intelegentes, a Brazilian discount airline, was one of the strongest stocks in the portfolio. However, JetBlue, Southwest Airlines, and Ryanair Holdings all hurt performance. We continue to own the latter two but sold JetBlue as we have become increasingly concerned with its ability to turn a profit in the face of a more favorable air traffic demand environment. Relative results also were hurt by not owning industrials company Joy Global, which manufactures coal mining equipment and was a leading contributor to index performance. Our worst performing stocks on an absolute basis were medical device manufacturer Foxhollow Technologies, our satellite radio holdings Sirius Satellite Radio and XM Satellite Radio, and home builder Standard Pacific.
Outlook and Strategy
Our investment philosophy is based on four key underlying premises. First, we believe that changes in earnings expectations drive security prices. Second, we believe that tangible operating momentum precedes earnings momentum. Third, quality management will provide us with an opportunity to identify companies that will achieve operating excellence. Finally, we believe that our valuation discipline helps control portfolio risk. We like to say that we are growth managers with a value conscience.
Based on this investment philosophy, we utilize bottom-up, fundamental analysis in the context of an opportunistic approach to investing. We consider a very broad universe of available stocks within the mid cap market, typically focusing on companies with expected earnings growth of 15% or higher. To narrow the universe of available companies, we rely on intensive bottom-up fundamental proprietary research.
The Fund is largely constructed without regard to benchmark weightings by sector. However, we typically do not expect to exceed the benchmark weight by more than two times in any given sector. As of the end of April, our largest exposure was to the information technology sector, followed by consumer discretionary and industrials. Our smallest weights were in utilities and consumer staples, where we had no holdings, and in the materials sector.

This report contains the current opinions of the manager and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Stocks of mid cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Since the Fund may also hold foreign securities, it may be subject to greater risks than funds invested only in the U.S. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
You should consider the Fund’s investment objective, risks, and fees and expenses carefully before investing. For this and other important information, obtain a Harbor Fund prospectus by calling 1-800-422-1050 or visiting www.harborfund.com. You should read the prospectus carefully before investing.

DOMESTIC EQUITY

Harbor Mid Cap Growth Fund
FUND SUMMARY—April 30, 2006 (Unaudited)

INSTITUTIONAL CLASS
Fund #: 019
Cusip: 411511876
Ticker: HAMGX
Inception Date: 11-01-2000
RETIREMENT CLASS
Fund #: 219
Cusip: 411511793
Ticker: HRMGX
Inception Date: 11-01-2002
INVESTOR CLASS
Fund #: 419
Cusip: 411511785
Ticker: HIMGX
Inception Date: 11-01-2002

 PORTFOLIO STATISTICS

	Portfolio	Benchmark

Number of Holdings	99	490
Total Net Assets (000s)	$116,897	N/A
Weighted Average Market Cap ($MM)	$6,450.5	$8,170.4
Price/Earnings Ratio (P/E)	36.5x	28.8x
Price/Book Ratio (P/B)	6.7x	5.6x
Beta vs Russell Midcap® Growth Index	1.1	1.0
Portfolio Turnover Rate—Unannualized (6-Month Period Ended 04-30-2006)	66%	N/A
 SECTOR ALLOCATION (% of investments)
 PERFORMANCE
GROWTH OF A $10,000 INVESTMENT
For the period 11-01-2000 through 04-30-2006

The graph compares a $10,000 investment in the Fund with the performance of the Russell Midcap® Growth Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 1-800-422-1050 or visiting www.harborfund.com.

TOTAL RETURNS
For the periods ended 04-30-2006

			Average Annual
					Final Value
	6	1	5	Life of	of a $10,000
	Months	Year	Years	Fund	Investment

Harbor Mid Cap Growth Fund

Institutional Class	19.36%	42.80%	2.19%	-2.45%	$8,725
Retirement Class	19.21	42.62	2.10	-2.55	8,679
Investor Class	19.16	42.21	2.01	-2.63	8,640

Comparative Index

Russell Midcap® Growth	15.18%	28.27%	5.77%	-0.86%	$9,535

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, the Fund’s adviser has voluntarily waived a portion of its management fee and/or absorbed Fund expenses, which has resulted in higher returns. Without these waivers, the returns would have been lower. Any existing waivers may be discontinued at any time without notice. The performance of the Retirement and Investor Class shares prior to 11-01-2002 is based on the Fund’s Institutional Class shares’ performance, restated for the higher expense ratio of the respective class.

DOMESTIC EQUITY

Harbor Mid Cap Growth Fund
FUND SUMMARY—Continued

INSTITUTIONAL CLASS
Expense Ratio: 0.95%
Total Net Assets (000s):
  $109,655
RETIREMENT CLASS
Expense Ratio: 1.19%
Total Net Assets (000s):
  $76
INVESTOR CLASS
Expense Ratio: 1.35%
Total Net Assets (000s):
  $7,166

 FEES AND EXPENSE EXAMPLE
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2005 through April 30, 2006.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account	Ending Account
	Value	Value	Expenses Paid During
	(November 1, 2005)	(April 30, 2006)	Period*

Institutional Class
Actual	$1,000.00	$1,193.60	$5.17
Hypothetical (5% return)	1,000.00	1,019.98	4.76

Retirement Class
Actual	$1,000.00	$1,192.07	$6.47
Hypothetical (5% return)	1,000.00	1,018.79	5.96

Investor Class
Actual	$1,000.00	$1,191.55	$7.33
Hypothetical (5% return)	1,000.00	1,018.00	6.75

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

DOMESTIC EQUITY

Harbor Mid Cap Growth Fund
PORTFOLIO OF INVESTMENTS—April 30, 2006 (Unaudited)

Equity Holdings (% of net assets)
(Excludes net cash and short-term investments of 4.2%)

Capital Markets	7.3
Software	7.0
Biotechnology	5.9
Specialty Retail	5.8
Commercial Services & Supplies	5.6
Media	4.9
Health Care Providers & Services	4.4
Hotels, Restaurants & Leisure	4.4
Semiconductors & Semiconductor Equipment	4.4
Communications Equipment	4.2
IT Services	4.2
Household Durables	3.9
Electrical Equipment	3.5
Airlines	3.1
Pharmaceuticals	3.1
Oil, Gas & Consumable Fuels	3.0
Aerospace & Defense	2.7
Energy Equipment & Services	2.5
Wireless Telecommunication Services	2.2
Health Care Equipment & Supplies	2.1
Computers & Peripherals	2.0
Multiline Retail	1.8
Electronic Equipment & Instruments	1.4
Chemicals	1.3
Industrial Conglomerates	1.1
Diversified Financial Services	0.9
Construction & Engineering	0.8
Internet & Catalog Retail	0.8
Insurance	0.7
Textiles, Apparel & Luxury Goods	0.5
Real Estate	0.3

COMMON STOCKS—95.8%
		Value
Shares		(000s)

AEROSPACE & DEFENSE—2.7%
25,400	Alliant Techsytems Inc.[1]*	$2,032
20,100	Rockwell Collins Inc.	1,149

		3,181

AIRLINES—3.1%
38,000	Gol Linhas Aereas Inteligentes SA ADR[1,2]	1,409
25,000	Ryanair Holdings plc ADR[1,2]*	1,177
65,500	Southwest Airlines Co.	1,062

		3,648

BIOTECHNOLOGY—5.9%
31,000	Alkermes Inc.[1]*	666
31,400	Amylin Pharmaceuticals Inc.[1]*	1,367
30,000	Applera Corp.-Applied Biosystems Group	865
20,000	Cephalon Inc.[1]*	1,313
20,500	CV Therapeutics Inc.[1]*	407
31,000	ICOS Corp.[1]*	680
63,300	Millennium Pharmaceuticals Inc.*	575
12,500	Vertex Pharmaceuticals Inc.[1]*	455
26,600	ZymoGenetics Inc.[1]*	544

		6,872

CAPITAL MARKETS—7.3%
7,700	BlackRock Inc. Cl. A	1,167
64,500	E*TRADE Financial Corp.*	1,605
13,898	Julius Baer Holding Ltd.—Registered (SWS)	1,332
31,600	Nuveen Investments Inc. Cl. A1	1,521
28,000	State Street Corp.	1,829
58,300	TD Ameritrade Holding Corp.*	1,082

		8,536

CHEMICALS—1.3%
10,100	Wacker Chemie AG (GER)*	1,324
1,473	Wacker Chemie AG (GER)[3]*	194

		1,518
COMMERCIAL SERVICES & SUPPLIES—5.6%
23,600	American Reprographics Co.*	837
8,600	Corporate Executive Board Co.	921
38,700	Equifax Inc.	1,492
71,400	Resources Connection Inc.[1]*	1,921
20,800	Stericycle Inc.*	1,369

		6,540

COMMUNICATIONS EQUIPMENT—4.2%
89,082	CSR plc (UK)*	1,964
54,700	Polycom Inc.*	1,203
30,300	Redback Networks Inc.[1]*	679
22,514	TomTom N.V. (NET)[3]*	1,016

		4,862

COMPUTERS & PERIPHERALS—2.0%
64,700	Network Appliance Inc.*	2,398

CONSTRUCTION & ENGINEERING—0.8%
20,700	URS Corp.*	892

DIVERSIFIED FINANCIAL SERVICES—0.9%
27,700	NASDAQ Stock Market Inc.[1]*	1,037

ELECTRICAL EQUIPMENT—3.5%
28,400	Energy Conversion Devices Inc.[1]*	1,421
25,500	Roper Industries Inc.	1,210
43,400	Suntech Power Holdings Co. Ltd. ADR[2]*	1,488

		4,119

ELECTRONIC EQUIPMENT & INSTRUMENTS—1.4%
5,953	Barco N.V. (BEL)	589
31,300	Tektronix Inc.[1]	1,105

		1,694

ENERGY EQUIPMENT & SERVICES—2.5%
22,800	BJ Services Co.	868
16,700	GlobalSantaFe Corp.	1,022
27,000	Nabors Industries Ltd.*	1,008

		2,898

HEALTH CARE EQUIPMENT & SUPPLIES—2.1%
7,800	Intuitive Surgical Inc.*	991
34,900	Kyphon Inc.[1]*	1,450

		2,441

HEALTH CARE PROVIDERS & SERVICES—4.4%
18,200	Covance Inc.*	1,062
56,200	IMS Health Inc.	1,528
33,100	Manor Care Inc.	1,451
30,500	Pharmaceutical Product Development Inc.	1,094

		5,135

HOTELS, RESTAURANTS & LEISURE—4.4%
19,300	Harrah’s Entertainment Inc.	1,576
234,400	Melco International Development Ltd. (HK)	527

DOMESTIC EQUITY

Harbor Mid Cap Growth Fund
PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued
		Value
Shares		(000s)

HOTELS, RESTAURANTS & LEISURE—Continued
16,900	Panera Bread Co. Cl. A1*	$1,254
31,400	Starwood Hotels & Resorts Worldwide Inc. Cl. B	1,802

		5,159

HOUSEHOLD DURABLES—3.9%
28,600	D.R. Horton Inc.	858
13,900	Garmin Ltd.[1]	1,200
44,400	Jarden Corp.[1]*	1,510
33,100	Standard Pacific Corp.[1]	1,050

		4,618

INDUSTRIAL CONGLOMERATES—1.1%
20,100	Walter Industries Inc.[1]	1,333

INSURANCE—0.7%
14,800	National Financial Partners Corp.	770

INTERNET & CATALOG RETAIL—0.8%
31,200	Netflix Inc.[1]*	925

IT SERVICES—4.2%
25,400	Congnizant Technology Solutions Corp. Cl. A*	1,616
20,800	DST Systems Inc.*	1,279
64,400	VeriFone Holdings Inc.[1]*	1,994

		4,889

MEDIA—4.9%
39,900	DreamWorks Animation SKG Cl. A1*	1,081
291,300	Gemstar-TV Guide International Inc.*	964
84,500	Live Nation Inc.*	1,606
267,400	Sirius Satellite Radio Inc.[1]*	1,251
2,600	Univision Communications Inc. Cl. A*	93
36,000	XM Satellite Radio Holdings Inc. Cl. A*	728

		5,723

MULTILINE RETAIL—1.8%
37,300	Kohl’s Corp.*	2,083

OIL, GAS & CONSUMABLE FUELS—3.0%
32,500	Cameco Corp. (CAN)	1,321
35,500	Chesapeake Energy Corp.[1]	1,125
15,000	EOG Resources Inc.	1,053

		3,499

PHARMACEUTICALS—3.1%
40,900	Elan Corp. plc ADR[1,2]*	602
24,600	Forest Laboratories Inc.*	993
98,500	Shionogi & Co. Ltd. (JP)*	1,662
21,900	The Medicines Co.[1]*	421

		3,678

REAL ESTATE—0.3%
19,292	Host Hotels & Resorts Inc.	406

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—4.4%
69,400	Altera Corp.*	1,516
43,100	Cree Inc.[1]	1,285
35,100	International Rectifier Corp.*	1,586
8,005	Q-Cells AG (GER)*	739

		5,126

SOFTWARE—7.0%
111,200	Activision Inc.*	1,578
38,600	Adobe Systems Inc.*	1,513
36,500	Cognos Inc. (CAN)*	1,360
22,400	Kronos Inc.[1]*	1,022
18,500	Red Hat Inc.[1]*	544
15,600	salesforce.com inc.[1]*	547
33,900	THQ Inc.[1]*	869
18,400	Transaction Systems Architects Inc. Cl. A*	735

		8,168

SPECIALTY RETAIL—5.8%
25,900	Abercrombie & Fitch Co. Cl. A	1,573
18,050	Advance Auto Parts Inc.*	726
23,300	GameStop Corp. Cl. A1*	1,100
41,200	Tiffany & Co.[1]	1,437
45,800	Williams-Sonoma Inc.*	1,918

		6,754

TEXTILES, APPAREL & LUXURY GOODS—0.5%
33,600	Fossil Inc.[1]*	546

WIRELESS TELECOMMUNICATION SERVICES—2.2%
49,500	American Tower Corp. Cl. A*	1,690
26,400	Crown Castle International Corp.*	888

		2,578

TOTAL COMMON STOCKS (Cost $100,784)		112,026

SHORT-TERM INVESTMENTS—31.8%
Principal
Amount
(000s)

REPURCHASE AGREEMENTS
$6,186	Repurchase Agreement with Bank of America dated April 28, 2006 due May 1, 2006 at 4.680% collateralized by a U.S. Treasury Bond (market value $6,236)	6,186

Shares

SECURITIES LENDING COLLATERAL
	State Street Navigator Securities Lending
30,914,157	Prime Portfolio (1-day yield of 4.770%)	30,914

TOTAL SHORT-TERM INVESTMENTS (Cost $37,100)		37,100

TOTAL INVESTMENTS—127.6% (Cost $137,884)		149,126

CASH AND OTHER ASSETS, LESS LIABILITIES—(27.6)%		(32,229)

TOTAL NET ASSETS—100.0%		$116,897

1	A portion or all of this security was out on loan at April 30, 2006.

2	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

3	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. These securities are priced by an independent pricing service selected by the adviser (Harbor Capital Advisors, Inc.) and are considered to be liquid under procedures established by the Board of Trustees. At April 30, 2006, these securities were valued at $1,210 or 1.04% of net assets.
*  Non-income producing security.

(BEL) Belgium.

(CAN) Canada.

(GER) Germany.

(HK)  Hong Kong.

(JP)  Japan.

(NET) Netherlands.

(SWS) Switzerland.
The accompanying notes are an integral part of the financial statements.

DOMESTIC EQUITY

Harbor Small Cap Growth Fund
MANAGERS’ COMMENTARY (Unaudited)

SUBADVISER
Westfield Capital Management
Company LLC
One Financial Center
23rd Floor
Boston, MA 02111
William Muggia
Portfolio Manager (since 2000)
Arthur Bauernfeind
Portfolio Manager (since 2000)
Ethan Meyers
Portfolio Manager (since 2000)
Scott Emerman
Portfolio Manager (since 2002)
Westfield has subadvised the Fund since its inception in 2000.
INVESTMENT GOAL
Long-term growth of capital.
PRINCIPAL STYLE CHARACTERISTICS
Small cap growth stocks demonstrating consistent or accelerating earnings growth.

 TOP TEN HOLDINGS (% of net assets)

Nuance Communications Inc.	2.8%
Hanover Compressor Co.	2.3
Alexion Pharmaceuticals Inc.	2.2
A.S.V. Inc.	2.1
Arch Coal Inc.	2.1
Immucor Inc.	2.0
Manor Care Inc.	2.0
Laureate Education Inc.	2.0
PerkinElmer Inc.	1.9
Foundation Coal Holdings Inc.	1.9
 FUND CATEGORY
 MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Market Review
The six months ended April 30, 2006 were distinguished by a powerful performance by small cap growth stocks, as the asset class led the U.S. equity markets. The market responded positively as consensus expectations for the economy improved while many companies reported record earnings and profit margins. During this time frame, the Russell 2000® Growth Index returned 20.31%. Gains were concentrated almost entirely in the first four months of calendar year 2006, reversing a slow finish in the fourth quarter of 2005.
Small cap growth stocks dramatically beat their larger cap counterparts as defined by the Russell 1000® Growth Index, which returned 7.06% during the six months. While most small cap growth groups registered gains, investors concentrated their buying in cyclical areas of the market, bidding up shares in energy, materials, and industrials.
Performance
The Harbor Small Cap Growth Fund returned 22.09% (Institutional Class), 21.87% (Investor Class), and 21.99% (Retirement Class) for the six months ended April 30, 2006. The Fund’s outperformance of the Russell 2000® Growth Index was driven by positive stock selection in health care, information technology, and industrials, the Fund’s three biggest sector positions.
The health care sector was one of the Fund’s largest weightings in the portfolio during the last six months and it also was where we added the majority of our gains relative to the benchmark. An above-benchmark weight contributed negatively, as the health care sector was weak in the Russell 2000® Growth Index. However, our investments produced added value through strong stock selection. We have been able to find several underappreciated growth opportunities in biotechnology and medical devices, and these were among the strongest performers during the period.
One of the top five contributors to Fund returns was Alexion Pharmaceuticals. Alexion has developed a therapy called Eculizamab to treat PNH, a rare blood disorder in which the immune system attacks red-blood cells. The drug represents the only known treatment for this rare condition, and we believe that Alexion’s share price began to more accurately reflect the drug’s market potential after it reported statistically significant Phase III study data.
The Fund also outperformed in technology, a sector where our conviction level has increased in the past 12 months. Two of the top five contributing stocks in the portfolio (speech recognition expert Nuance Communications and semiconductor manufacturer PMC-Sierra) were technology holdings. At the industry level, application software and IT consulting outpaced their peers. While we are optimistic about increased technology spending in areas such as communications equipment, we believe that company-specific fundamentals will identify outperforming securities.

DOMESTIC EQUITY

Harbor Small Cap Growth Fund
MANAGERS’ COMMENTARY—Continued

The industrials and materials sectors, which gained 27% and 44%, respectively, in the Russell 2000® Growth Index, held some of the most sought-after stocks in the market in the last six months. We have had difficulty rationalizing a meaningful entry point into the commodity-rich materials sector, where volatility and speculation have been rampant. Being underexposed to this sector detracted from relative returns.
We are very positive on the industrials sector, where the Fund averaged a slight overweight during the period. We have focused our attention on those manufacturers that we think are favorably positioned in the business cycle while accelerating revenues faster than costs. The portfolio’s airline and aerospace/defense holdings outperformed, but we were less successful in our environmental services and diversified commercial services holdings.
While we do not tactically allocate to sectors, our negative outlook for consumer spending is reflected in the Fund’s underweight in consumer discretionary stocks. Although low exposure to the sector was beneficial to performance, our goal is to add value through security selection. Unfortunately, stock selection was negative during the last six months, partly the result of individual disappointments such as Morgan’s Hotel Group. We sold the stock when it became clear that New York City union contract negotiations and challenging year-over-year comparisons could make achieving high expectations difficult. Casual dining stock P.F. Chang’s China Bistro also underperformed, and while we acknowledge the restaurant’s premium valuation, falling food costs and the growth prospects of its quick-serve Pei Wei unit give us conviction in the company’s outlook for later this year.
Outlook and Strategy
Data released in the past few months appear to confirm that many economists underestimated the strength and durability of the U.S. economy. While the market has thus responded positively, investors are now focusing on potential inflation risks and the possible continuation of rate hikes by the Federal Reserve. Rather than speculate, we continue to let company-specific fundamentals drive our investment ideas. Ultimately we believe that value will be maximized when we can identify underappreciated companies that are meaningfully accelerating their profitability.

This report contains the current opinions of the managers and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Stocks of small cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Because the Fund typically invests in about 60-70 companies, an adverse event affecting a particular company may hurt the Fund’s performance more than if it had invested in a larger number of companies. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
You should consider the Fund’s investment objective, risks, and fees and expenses carefully before investing. For this and other important information, obtain a Harbor Fund prospectus by calling 1-800-422-1050 or visiting www.harborfund.com. You should read the prospectus carefully before investing.

DOMESTIC EQUITY

Harbor Small Cap Growth Fund
FUND SUMMARY—April 30, 2006 (Unaudited)

INSTITUTIONAL CLASS
Fund #: 010
Cusip: 411511868
Ticker: HASGX
Inception Date: 11-01-2000
RETIREMENT CLASS
Fund #: 210
Cusip: 411511769
Ticker: HRSGX
Inception Date: 11-01-2002
INVESTOR CLASS
Fund #: 410
Cusip: 411511777
Ticker: HISGX
Inception Date: 11-01-2002

 PORTFOLIO STATISTICS

	Portfolio	Benchmark

Number of Holdings	71	1,367
Total Net Assets (000s)	$827,010	N/A
Weighted Average Market Cap ($MM)	$1,858.3	$1,395.1
Price/Earnings Ratio (P/E)	36.2x	35.6x
Price/Book Ratio (P/B)	5.1x	5.3x
Beta vs Russell 2000® Growth Index	1.0	1.0
Portfolio Turnover Rate—Unannualized (6-Month Period Ended 04-30-2006)	28%	N/A
 SECTOR ALLOCATION (% of investments)
 PERFORMANCE
GROWTH OF A $10,000 INVESTMENT
For the period 11-01-2000 through 04-30-2006

The graph compares a $10,000 investment in the Fund with the performance of the Russell 2000® Growth Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

You can obtain performance data current to the most recent month (available within seven business days after the most recent month end) by calling 1-800-422-1050 or visiting www.harborfund.com.

TOTAL RETURNS
For the periods ended 04-30-2006

			Average Annual

				Life	Final Value
	6	1	5	of	of a $10,000
	Months	Year	Years	Fund	Investment

Harbor Small Cap Growth Fund

Institutional Class	22.09%	35.54%	10.55%	10.00%	$16,877
Retirement Class	21.99	35.29	10.34	9.78	16,696
Investor Class	21.87	35.01	10.20	9.66	16,595

Comparative Index

Russell 2000® Growth	20.31%	36.13%	6.05%	1.89%	$11,087

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, the Fund’s adviser has voluntarily waived a portion of its management fee and/or absorbed Fund expenses, which has resulted in higher returns. Without these waivers, the returns would have been lower. Any existing waivers may be discontinued at any time without notice. The performance of the Retirement and Investor Class shares prior to 11-01-2002 is based on the Fund’s Institutional Class shares’ performance, restated for the higher expense ratio of the respective class.

DOMESTIC EQUITY

Harbor Small Cap Growth Fund
FUND SUMMARY—Continued

INSTITUTIONAL CLASS
Expense Ratio: 0.84%
Total Net Assets (000s):
  $725,609
RETIREMENT CLASS
Expense Ratio: 1.09%
Total Net Assets (000s):
  $51,780
INVESTOR CLASS
Expense Ratio: 1.25%
Total Net Assets (000s):
  $49,621

 FEES AND EXPENSE EXAMPLE
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2005 through April 30, 2006.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account	Ending Account
	Value	Value	Expenses Paid During
	(November 1, 2005)	(April 30, 2006)	Period*

Institutional Class
Actual	$1,000.00	$1,220.91	$4.63
Hypothetical (5% return)	1,000.00	1,020.52	4.21

Retirement Class
Actual	$1,000.00	$1,219.92	$6.00
Hypothetical (5% return)	1,000.00	1,019.28	5.46

Investor Class
Actual	$1,000.00	$1,218.74	$6.88
Hypothetical (5% return)	1,000.00	1,018.49	6.26

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

DOMESTIC EQUITY

Harbor Small Cap Growth Fund
PORTFOLIO OF INVESTMENTS—April 30, 2006 (Unaudited)

Equity Holdings (% of net assets)
(Excludes net cash and short-term investments of 2.7%)

Health Care Equipment & Supplies	9.7
Semiconductors & Semiconductor Equipment	8.9
Oil, Gas & Consumable Fuels	7.4
Biotechnology	7.2
Commercial Services & Supplies	6.4
Machinery	6.1
Internet Software & Services	5.8
Energy Equipment & Services	5.3
Commercial Banks	5.0
Software	4.8
Health Care Providers & Services	3.3
Diversified Consumer Services	3.1
Pharmaceuticals	2.9
Capital Markets	2.7
Hotels, Restaurants & Leisure	2.7
IT Services	2.6
Aerospace & Defense	1.9
Food Products	1.9
Airlines	1.6
Insurance	1.5
Specialty Retail	1.3
Trading Companies & Distributors	1.2
Computers & Peripherals	1.1
Communications Equipment	1.0
Household Durables	1.0
Real Estate	0.9

COMMON STOCKS—97.3%
		Value
Shares		(000s)

AEROSPACE & DEFENSE—1.9%
698,500	Hexcel Corp.*	$15,430

AIRLINES—1.6%
309,900	US Airways Group Inc.*	13,406

BIOTECHNOLOGY—7.2%
548,500	Alexion Pharmaceuticals Inc.*	18,643
1,082,200	Human Genome Sciences Inc.*	12,348
369,700	Nektar Therapeutics	7,952
390,800	OSI Pharmaceuticals Inc.*	10,384
287,900	Vertex Pharmaceuticals Inc.*	10,471

		59,798

CAPITAL MARKETS—2.7%
366,997	Apollo Investment Corp.	6,863
330,300	Investors Financial Services Corp.	15,808

		22,671

COMMERCIAL BANKS—5.0%
386,300	East West Bancorp Inc.	15,324
410,000	Signature Bank*	14,502
646,400	UCBH Holdings Inc.	11,435

		41,261

COMMERCIAL SERVICES & SUPPLIES—6.4%
147,675	Corporate Executive Board Co.	15,820
425,200	Knoll Inc.	9,248
643,000	Navigant Consulting Inc.*	13,555
365,750	Waste Connections Inc.*	14,081

		52,704

COMMUNICATIONS EQUIPMENT—1.0%
372,900	Dycom Industries Inc.*	8,170

COMPUTERS & PERIPHERALS—1.1%
696,300	Advanced Digital Information Corp.*	5,912
287,400	Novatel Wireless Inc.*	2,891

		8,803

DIVERSIFIED CONSUMER SERVICES—3.1%
323,200	Laureate Education Inc.*	16,189
1,604,200	Stewart Enterprises Inc. Cl. A	9,305

		25,494

ENERGY EQUIPMENT & SERVICES—5.3%
932,100	Hanover Compressor Co.*	18,791
336,400	Oil States International Inc.*	13,580
359,400	Superior Energy Services Inc.*	11,555

		43,926

FOOD PRODUCTS—1.9%
527,000	Delta & Pine Land Co.	15,589

HEALTH CARE EQUIPMENT & SUPPLIES—9.7%
336,250	Advanced Medical Optics Inc.*	15,669
368,100	American Medical Systems Holdings Inc.*	8,176
576,605	Immucor Inc.*	16,750
210,300	Palomar Medical Technologies Inc.*	8,873
754,600	PerkinElmer Inc.	16,179
357,106	PolyMedica Corp.	14,752

		80,399

HEALTH CARE PROVIDERS & SERVICES—3.3%
457,000	Gentiva Health Services Inc.*	7,741
376,900	Manor Care Inc.	16,527
192,100	Odyssey HealthCare Inc.*	3,341

		27,609

HOTELS, RESTAURANTS & LEISURE—2.7%
304,650	P.F. Chang’s China Bistro Inc.*	12,981
623,918	Texas Roadhouse Inc. Cl. A*	9,421

		22,402

HOUSEHOLD DURABLES—1.0%
546,800	Champion Enterprises Inc.	8,344

INSURANCE—1.5%
244,100	National Financial Partners Corp.	12,693

DOMESTIC EQUITY

Harbor Small Cap Growth Fund
PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued
		Value
Shares		(000s)

INTERNET SOFTWARE & SERVICES—5.8%
898,700	Digitas Inc.*	$12,681
616,900	Openwave Systems Inc.	11,480
2,421,300	SkillSoft plc ADR[1]*	13,220
372,381	Sohu.com Inc.*	10,334

		47,715

IT SERVICES—2.6%
218,200	CheckFree Corp.*	11,755
1,290,200	Sapient Corp.*	10,102

		21,857

MACHINERY—6.1%
697,888	A.S.V. Inc.*	17,447
133,550	Actuant Corp. Cl. A*	8,540
234,300	Gehl Co.*	8,407
213,700	Greenbrier Cos. Inc.	8,580
322,744	RBC Bearings Inc.*	7,646

		50,620

OIL, GAS & CONSUMABLE FUELS—7.4%
182,300	Arch Coal Inc.	17,317
308,700	Forest Oil Corp.*	11,289
315,700	Foundation Coal Holdings Inc.	16,006
215,700	James River Coal Co.*	7,582
213,950	Quicksilver Resources Inc.*	8,866

		61,060

PHARMACEUTICALS—2.9%
690,100	MGI PHARMA Inc.*	12,891
444,900	Santarus Inc.	3,435
417,200	The Medicines Co.*	8,018

		24,344

REAL ESTATE—0.9%
95,900	Capital Trust Inc. Cl. A	2,982
315,700	DiamondRock Hospitality Co.	4,518

		7,500

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—8.9%
328,050	ATMI Inc.*	9,317
254,100	FormFactor Inc.*	10,593
437,900	Genesis Microchip Inc.	6,884
1,271,300	PMC-Sierra Inc.*	15,802
862,317	Spansion Inc. Cl. A*	14,763
493,100	Tessera Technologies Inc.*	15,814

		73,173

SOFTWARE—4.8%
172,200	Internet Security Systems Inc.*	3,864
1,791,500	Nuance Communications Inc.*	22,985
723,400	Quest Software Inc.*	12,450

		39,299

SPECIALTY RETAIL—1.3%
351,800	Stage Stores Inc.	10,997

TRADING COMPANIES & DISTRIBUTORS—1.2%
361,400	Interline Brands Inc.*	9,686

TOTAL COMMON STOCKS (Cost $598,575)		804,950

SHORT-TERM INVESTMENTS—2.7%
(Cost $21,783)
Principal
Amount
(000s)

REPURCHASE AGREEMENTS
$21,783	Repurchase Agreement with State Street Corp. dated April 28, 2006 due May 1, 2006 at 4.100% collateralized by a FNMA Note (market value $22,223)	21,783

TOTAL INVESTMENTS—100.0% (Cost $620,358)		826,733
CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		277

TOTAL NET ASSETS—100.0%		$827,010

1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

*	Non-income producing security.
The accompanying notes are an integral part of the financial statements.

DOMESTIC EQUITY

Harbor Small Company Growth Fund
MANAGER’S COMMENTARY (Unaudited)

SUBADVISER
NorthPointe Capital® LLC
101 West Big Beaver Road
Suite 745
Troy, MI 48084
Carl Wilk, CFP
Portfolio Manager (since 2006)
NorthPointe has subadvised the Fund since its inception in 2006.
INVESTMENT GOAL
Long-term growth of capital.
PRINCIPAL STYLE CHARACTERISTICS
Small cap growth stocks demonstrating consistent or accelerating earnings growth.

 TOP TEN HOLDINGS (% of net assets)

ON Semiconductor Corp.	2.0%
The Andersons Inc.	2.0
World Fuel Services Corp.	1.9
World Acceptance Corp.	1.9
j2 Global Communications Inc.	1.9
SunOpta Inc. (CAN)	1.8
Smith Micro Software Inc.	1.8
Medallion Financial Corp.	1.7
VCA Antech Inc.	1.7
Jarden Corp.	1.7
 FUND CATEGORY
 MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Market Review
For the three months ended April 30, 2006, the Russell 2000® Growth Index of small cap growth stocks gained 4.0%, while the broader Russell 2000® Index, representing small cap stocks in both the growth and value categories, rose 4.55%. Financial markets benefited from above-trend economic growth and strength in corporate profits. These factors have led to increased corporate capital spending.
Eight of the 10 economic sectors in the Russell 2000® Growth Index posted positive returns. The leading sector was materials, with a gain of 11%. Industrials were up 10%, and telecommunications services rose 9%. The only sectors with negative returns were health care and utilities. Both were down 2%.
Performance
The Harbor Small Company Growth Fund returned 6.70% (Institutional Class) and 6.60% (Investor Class and Retirement Class) for the three months from its inception on February 1, 2006, through April 30, 2006. By comparison, our benchmark, the Russell 2000® Growth Index, rose 4.00%.
Our investment process begins by looking for those characteristics that historically have been strong indicators of a company’s future success. These include: minimum expected one-year earnings growth rate of 15%, total-debt-to-market-cap ratio of less than 50%, high return on equity, and a market capitalization of between $200 million and $2 billion. Once we identify companies meeting these parameters, one of our experienced investment professionals begins the due diligence process. This process includes reviewing the company’s financial condition, products, market position, and the depth of its management team. The process concludes with a valuation analysis and a reject-or-invest decision.
Our investment strategy emphasizes that selling is as important as buying. To this end, we are disciplined sellers. We will sell once a stock is priced at twice its expected growth rate. In addition, we will sell if the fundamentals of the company change or the market capitalization exceeds our parameters.
The portfolio is constructed to be well diversified and to attempt to limit individual security risk. We construct the portfolio using a bottom-up approach; as such, our sector weights are determined by the results of our fundamental analysis. Individual securities are limited to 2% of the total portfolio weight.
Our disciplined approach to investing was rewarded in the three months ended April 30, 2006, as stock selection was the dominant driver of the Fund’s outperformance relative to the index. The Fund outperformed the index in six of the nine economic sectors in which it was invested, including double-digit returns in consumer staples, consumer discretionary, materials, and

DOMESTIC EQUITY

Harbor Small Company Growth Fund
MANAGER’S COMMENTARY—Continued

telecommunications services. In addition, the fund had no investments in utilities stocks, which were down 2% in the index. The only area of the portfolio with a negative return was health care, which was down 5%.
Investments in the consumer discretionary and consumer staples sectors were the biggest contributors to both absolute and relative performance. Consumer discretionary stocks made up about 15% of both the portfolio and the index, but the Fund’s investments in this sector returned 16% compared with 5% for the index. In the consumer staples area, the Fund gained 29% versus 7% for the benchmark. This advantage was further enhanced by an overweighted position in consumer staples: 7% in the Fund compared with 2% in the index.
With respect to individual stocks, two holdings in the consumer staples area— The Andersons, which was up 100%, and SunOpta, which gained 43%—were among the biggest contributors to performance. Other major contributors included Shuffle Master, a consumer discretionary stock, and information technology holding Smith Micro Software, both of which rose 46%. Three of these stocks—The Andersons, SunOpta, and Smith Micro Software—were also among the Fund’s largest holdings as of April 30, 2006.
Detractors from performance included three health care stocks—Merge Healthcare, Axcan Pharma, and Salix Pharmaceuticals. Also among the major detractors from performance was Rimage, an information technology holding. We exited from our positions in Axcan Pharma and Rimage during the three months.
As of April 30, 2006, investments in information technology, consumer discretionary, and health care were the largest sector weights in the portfolio. Compared with the index, the biggest sector overweights were in consumer staples, information technology, and consumer discretionary. The largest below-benchmark allocations were in energy, materials, and industrials.
Outlook and Strategy
As we look forward, volatile commodity prices and speculation about the actions of the Federal Reserve could create near-term headwinds for the market. These factors could lead to higher raw material and borrowing costs for many companies; more importantly, they could also contribute to investor uncertainty. Despite these macro-economic concerns, we continue to adhere to our bottom-up, fundamental approach to stock selection.
Forecasts by market economists and the federal government call for continued economic growth, albeit at a more moderate pace. This backdrop suggests continued earnings growth throughout 2006. Historically, periods of moderating growth have led investors to seek out companies with higher earnings quality and superior business models. Consequently, we anticipate a widening of the gap in earnings between higher quality companies and their competitors. It is in this type of environment where our investment style and process have been most rewarded.
Our strategy remains focused on companies that are of high quality, exhibit greater-than-market earnings growth, and have sustainable competitive advantages, low financial risk, and attractive valuations. We continue to be patient and highly selective in our investment choices. Ultimately, this discipline determines the positioning of our portfolio and concentrates the risk/reward profile on stock selection. Further, we remain focused on our goal of providing investors with superior returns through a complete market cycle.

NorthPointe Capital is a federally registered service mark of Gartmore Global Investments Inc.
This report contains the current opinions of the manager and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed. Investing in mutual funds involves market risk, including loss of principal. There is no assurance that the investment objective will be achieved.
Stocks of small cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
You should consider the Fund’s investment objective, risks, and fees and expenses carefully before investing. For this and other important information, obtain a Harbor Fund prospectus by calling 1-800-422-1050 or visiting www.harborfund.com. You should read the prospectus carefully before investing.

DOMESTIC EQUITY

Harbor Small Company Growth Fund
FUND SUMMARY—April 30, 2006 (Unaudited)

INSTITUTIONAL CLASS
Fund #: 026
Cusip: 411511496
Ticker: HGSCX
Inception Date: 02-01-2006
RETIREMENT CLASS
Fund #: 226
Cusip: 411511470
Ticker: HSGRX
Inception Date: 02-01-2006
INVESTOR CLASS
Fund #: 426
Cusip: 411511488
Ticker: HSGIX
Inception Date: 02-01-2006

 PORTFOLIO STATISTICS

	Portfolio	Benchmark

Number of Holdings	76	1,367
Total Net Assets (000s)	$5,343	N/A
Weighted Average Market Cap ($MM)	$1,034.0	$1,395.1
Price/Earnings Ratio (P/E)	35.6x	35.6x
Price/Book Ratio (P/B)	4.5x	5.3x
Beta vs Russell 2000® Growth Index	1.0	1.0
Portfolio Turnover Rate—Unannualized (3-Month Period Ended 04-30-2006)	12%	N/A
 SECTOR ALLOCATION (% of investments)
 PERFORMANCE
GROWTH OF A $10,000 INVESTMENT
For the period 02-01-2006 through 04-30-2006

The graph compares a $10,000 investment in the Fund with the performance of the Russell 2000® Growth Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 1-800-422-1050 or visiting www.harborfund.com.

TOTAL RETURNS
For the periods ended 04-30-2006

			Average Annual

				Life	Final Value
	6	1	5	of	of a $10,000
	Months	Year	Years	Fund	Investment

Harbor Small Company Growth Fund

Institutional Class	N/A	N/A	N/A	6.70%	$10,670
Retirement Class	N/A	N/A	N/A	6.60	10,660
Investor Class	N/A	N/A	N/A	6.60	10,660

Comparative Index

Russell 2000® Growth	20.31%	36.13%	6.05%	4.00%	$10,400

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate and the shares, when redeemed, may be worth more or less than their original cost.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, the Fund’s adviser has voluntarily waived a portion of its management fee and/or absorbed Fund expenses, which has resulted in higher returns. Without these waivers, the returns would have been lower. Any existing waivers may be discontinued at any time without notice.

DOMESTIC EQUITY

Harbor Small Company Growth Fund
FUND SUMMARY—Continued

INSTITUTIONAL CLASS
Expense Ratio: 0.94%
Total Net Assets (000s):
  $3,107
RETIREMENT CLASS
Expense Ratio: 1.18%
Total Net Assets (000s):
  $1,066
INVESTOR CLASS
Expense Ratio: 1.33%
Total Net Assets (000s):
  $1,170

 FEES AND EXPENSE EXAMPLE
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the period February 1, 2006 through April 30, 2006.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account	Ending Account
	Value	Value	Expenses Paid During
	(February 1, 2006)	(April 30, 2006)	Period*

Institutional Class
Actual	$1,000.00	$1,067.00	$2.37
Hypothetical (5% return)[1]	1,000.00	1,020.03	4.71

Retirement Class
Actual	$1,000.00	$1,066.00	$2.98
Hypothetical (5% return)[1]	1,000.00	1,018.84	5.91

Investor Class
Actual	$1,000.00	$1,066.00	$3.35
Hypothetical (5% return)[1]	1,000.00	1,018.09	6.66

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 89/365 (to reflect the life of the Fund).
1	The hypothetical expenses reflect amounts as if the Fund had been in existence for the entire fiscal half year.

DOMESTIC EQUITY

Harbor Small Company Growth Fund
PORTFOLIO OF INVESTMENTS—April 30, 2006 (Unaudited)

Equity Holdings (% of net assets)
(Excludes net cash and short-term investments of 4.2%)

Semiconductors & Semiconductor Equipment	11.4
Health Care Providers & Services	7.1
Internet Software & Services	6.7
Hotels, Restaurants & Leisure	5.8
Health Care Equipment & Supplies	5.7
Commercial Services & Supplies	5.1
Road & Rail	4.3
Commercial Banks	4.2
Textiles, Apparel & Luxury Goods	4.1
Pharmaceuticals	3.8
Communications Equipment	3.5
Food & Staples Retailing	3.5
Software	3.1
Electronic Equipment & Instruments	2.9
Oil, Gas & Consumable Fuels	2.3
Specialty Retail	2.3
Machinery	2.0
Consumer Finance	1.9
Insurance	1.9
Food Products	1.8
Diversified Financial Services	1.7
Household Durables	1.7
Auto Components	1.5
Aerospace & Defense	1.3
Diversified Telecommunication Services	1.3
Chemicals	1.0
Computers & Peripherals	1.0
Household Products	0.9
Energy Equipment & Services	0.8
Diversified Consumer Services	0.6
Personal Products	0.6

COMMON STOCKS—95.8%
		Value
Shares		(000s)

AEROSPACE & DEFENSE—1.3%
1,100	Armor Holdings Inc.*	$67

AUTO COMPONENTS—1.5%
3,800	LKQ Corp.*	80

CHEMICALS—1.0%
2,200	American Vanguard Corp.	54

COMMERCIAL BANKS—4.2%
1,850	East West Bancorp Inc.	73
2,371	Royal Bancshares of Pennsylvania Inc. Cl. A	56
1,600	Vineyard National Bancorp	45
1,000	Wintrust Financial Corp.	52

		226

COMMERCIAL SERVICES & SUPPLIES—5.1%
2,000	Barrett Business Services Inc.*	53
1,440	Brady Corp. Cl. A	52
1,500	CRA International Inc.*	73
3,500	Kforce Inc.*	49
1,600	McGrath RentCorp*	43

		270

COMMUNICATIONS EQUIPMENT—3.5%
2,400	ARRIS Group Inc.*	28
5,000	Radyne Corp.*	77
7,500	Sirenza Microdevices Inc.*	79

		184

COMPUTERS & PERIPHERALS—1.0%
2,000	Electronics For Imaging Inc.*	55

CONSUMER FINANCE—1.9%
3,475	World Acceptance Corp.*	100

DIVERSIFIED CONSUMER SERVICES—0.6%
1,246	Escala Group Inc.	34

DIVERSIFIED FINANCIAL SERVICES—1.7%
7,000	Medallion Financial Corp.	93

DIVERSIFIED TELECOMMUNICATION SERVICES—1.3%
2,000	NeuStar Inc. Cl. A*	70

ELECTRONIC EQUIPMENT & INSTRUMENTS—2.9%
5,000	CyberOptics Corp.*	77
1,375	Multi-Fineline Electronix Inc.*	80

		157

ENERGY EQUIPMENT & SERVICES—0.8%
700	Lufkin Industries Inc.	45

FOOD & STAPLES RETAILING—3.5%
2,000	Central European Distribution Corp.*	82
1,000	The Andersons Inc.	105

		187

FOOD PRODUCTS—1.8%
9,600	SunOpta Inc. (CAN)*	98

HEALTH CARE EQUIPMENT & SUPPLIES—5.7%
15,000	Encore Medical Corp.*	82
1,300	Haemonetics Corp.*	71
3,000	Symmetry Medical Inc.*	60
2,500	West Pharmaceutical Services Inc.	89

		302

HEALTH CARE PROVIDERS & SERVICES—7.1%
3,000	Bio-Reference Laboratories Inc.*	57
3,500	HealthSpring Inc.*	60
2,100	Merge Healthcare*	27
3,900	Option Care Inc.	56
2,975	VCA Antech Inc.*	92
3,000	Ventiv Health Inc.*	90

		382

DOMESTIC EQUITY

Harbor Small Company Growth Fund
PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued
		Value
Shares		(000s)

HOTELS, RESTAURANTS & LEISURE—5.8%
2,000	Buffalo Wild Wings Inc.*	$86
1,750	Monarch Casino & Resort Inc.*	55
2,200	Scientific Games Corp. Cl. A*	84
2,300	Shuffle Master Inc.*	85

		310

HOUSEHOLD DURABLES—1.7%
2,700	Jarden Corp.*	92

HOUSEHOLD PRODUCTS—0.9%
1,000	Central Garden & Pet Co.*	49

INSURANCE—1.9%
1,100	Navigators Group Inc.*	52
1,000	ProAssurance Corp.*	50

		102

INTERNET SOFTWARE & SERVICES—6.7%
6,500	24/7 Real Media Inc.*	66
2,800	Aladdin Knowledge Systems Ltd. (IL)*	65
8,000	Interwoven Inc.*	81
2,000	j2 Global Communications Inc.*	98
2,475	Openwave Systems Inc.	46

		356

MACHINERY—2.0%
800	Actuant Corp. Cl. A*	51
1,600	Gehl Co.*	58

		109

OIL, GAS & CONSUMABLE FUELS—2.3%
1,600	Petrohawk Energy Corp.*	20
2,500	World Fuel Services Corp.	100

		120

PERSONAL PRODUCTS—0.6%
1,200	Parlux Fragrances Inc.*	33

PHARMACEUTICALS—3.8%
3,100	First Horizon Pharmaceutical Corp.*	69
3,000	Noven Pharmaceuticals Inc.*	57
5,500	Salix Pharmaceuticals Ltd.*	75

		201

ROAD & RAIL—4.3%
2,500	Celadon Group Inc.*	68
2,200	Genesee & Wyoming Inc. Cl. A*	72
4,000	Marten Transport Ltd.*	87

		227

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—11.4%
1,025	Cymer Inc.*	53
1,900	Diodes Inc.*	77
15,000	ON Semiconductor Corp.*	108
5,000	Rudolph Technologies Inc.*	83
5,700	Silicon Image Inc.*	58
5,500	Silicon Motion Technology Corp. ADR[1]*	82
2,000	Supertex Inc.*	77
2,200	Varian Semiconductor Equipment Associates Inc.	72

		610

SOFTWARE—3.1%
7,500	Smith Micro Software Inc.*	93
4,000	Sonic Solutions*	71

		164

SPECIALTY RETAIL—2.3%
1,900	Aaron Rents Inc. Cl. B	51
1,700	Jos. A. Bank Clothiers Inc.*	71

		122

TEXTILES, APPAREL & LUXURY GOODS—4.1%
2,500	Crocs Inc.*	75
1,500	Gildan Activewear Inc. Cl. A (CAN)*	72
2,000	Volcom Inc.*	71

		218

TOTAL COMMON STOCKS (Cost $4,793)		5,117

SHORT-TERM INVESTMENTS—11.3%
(Cost $603)
Principal
Amount
(000s)

REPURCHASE AGREEMENTS
$603	Repurchase Agreement with State Street Corp. dated April 28, 2006 due May 1, 2006 at 4.100% collateralized by a FHLB Note (market value $617)	603

TOTAL INVESTMENTS—107.1% (Cost $5,396)		5,720
CASH AND OTHER ASSETS, LESS LIABILITIES—(7.1)%		(377)

TOTAL NET ASSETS—100.0%		$5,343

1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

*	Non-income producing security.
(CAN) Canada.
(IL)  Israel.
The accompanying notes are an integral part of the financial statements.

DOMESTIC EQUITY

Harbor Large Cap Value Fund
MANAGER’S COMMENTARY (Unaudited)

SUBADVISER
Armstrong Shaw Associates Inc.
45 Grove Street
New Canaan, CT 06840
Jeffrey Shaw
Portfolio Manager (since 2001)
Armstrong Shaw has subadvised the Fund since September 20, 2001.
INVESTMENT GOAL
Long-term total return.
PRINCIPAL STYLE CHARACTERISTICS
Large cap value stocks.

 TOP TEN HOLDINGS (% of net assets)

Comcast Corp. Special Cl. A	4.5%
Bank of America Corp.	4.4
Time Warner Inc.	3.9
Sprint Nextel Corp.	3.8
American International Group Inc.	3.8
Chevron Corp.	3.7
Citigroup Inc.	3.6
Washington Mutual Inc.	3.6
Devon Energy Corp.	3.4
Morgan Stanley	3.2
 FUND CATEGORY
 MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Market Review
The momentum for stocks that developed in the last few months of calendar year 2005 continued into 2006. Stocks rallied on strength in the economy and robust corporate earnings growth. Broader trends in the market included small and mid cap stocks continuing to outperform their large cap counterparts and value-oriented stocks outperforming growth.
For the six months ended April 30, 2006, the Russell 1000® Value Index bested all other large cap indexes, up 12.87%. The Dow Jones Industrial Average rose 10.2%, followed by the Standard & Poor’s 500 Index, up 9.64%, and the Russell 1000® Growth Index, up 7.06%. All economic sectors posted positive returns, led by materials, up 25%, and industrials, up over 19%. With the exception of utilities (up 2%) and consumer discretionary (up 8%), all sectors posted double-digit returns.
Performance
The Harbor Large Cap Value Fund returned 7.56% (Institutional Class), 7.32% (Investor Class), and 7.37% (Retirement Class). Our underperformance relative to the Russell 1000® Value Index was not the result of significant declines in any of our individual holdings. However, overall stock selection hurt our results compared with those of the benchmark, with weak relative performance in energy, materials, and health care. The worst performing individual stock in the portfolio was Dell, which was down 16% and detracted from performance by 35 basis points. Dell sold off on concerns about slowing PC growth in the U.S. and the possibility that the company might reduce gross margins to gain market share.
In energy, our underweighted position, coupled with less robust returns relative to the index, hurt performance. The strong performance of the materials sector was driven by high returns in commodity stocks such as steel, aluminum, copper, and gold. We typically don’t buy many commodity stocks, given our emphasis on more stable businesses with consistent and growing streams of free cash flow.
Trading in the health care sector reflected rotation out of health care services and into pharmaceuticals. Among our portfolio holdings, this hurt WellPoint and HCA, but benefited Abbott and Pfizer. HCA fell 8% as weak admissions growth and increasing bad debt expense continued to hurt operating results and pressure margins. Despite these headwinds, the company generates strong cash flow and has returned cash to shareholders in the form of aggressive share repurchases and modest dividends. We believe it has material upside potential if cyclical pressures should moderate.
Unfortunately, given the makeup of our portfolio, the market during the fiscal half-year rewarded higher-beta, smaller and mid cap stocks, lower quality names, and pure play industrials that were more leveraged to a stronger economy. While our top 10 names included three industrials—

DOMESTIC EQUITY

Harbor Large Cap Value Fund
MANAGER’S COMMENTARY—Continued

Honeywell, Emerson Electric, and United Technologies—that were up over 20%, other holdings in the industrials sector, such as General Electric, Tyco, and Cendant, posted flat to modest returns.
On the positive side, stock selection in the consumer staples and consumer discretionary sectors helped performance. CVS, our only holding in consumer staples, was up 22%. In consumer discretionary, Office Depot rose 47% in response to its ongoing turnaround along with a more favorable industry backdrop, particularly in Europe. Comcast rose 12% on news that first quarter profits more than tripled, driven by strong sales of digital telephone services. Adding phone service to Comcast’s package helped attract a record number of digital video and Internet customers.
Four of our top 10 holdings were financial services companies. Morgan Stanley rose 18% on strong reported earnings, strength in both the debt and equity markets, and increased investment banking activity. Bank of America and Washington Mutual both rose 15%, followed by Citigroup, up 12%.
Outlook and Strategy
Our portfolio sector weightings are similar to those shown in our fiscal 2005 annual report, with overweighted positions in health care, industrials, and consumer discretionary, and underweights in financial services and energy. Our exposure to information technology has increased with the purchases of IBM and Dell early in 2006, resulting in an overweight of approximately 4% versus the benchmark. Our largest sector weights in the portfolio are financials, followed by industrials.
We believe that opportunities for financials in 2006 will be driven largely by the eventual end to the Federal Reserve’s tightening campaign as the housing market continues to slow and the U.S. economy decelerates. When the yield curve steepens, prime beneficiaries should be large money center banks, a category where we own Citigroup and Bank of America.
In the industrial space we favor large multinational companies, such as GE and United Technologies. We are in an unusual period of very strong global growth, so even if economic expansion slows in the U.S., we would expect other parts of the world to remain strong. Expected dollar weakness also should benefit the large multinationals, in our view. We believe that the media space, specifically cable, offers a very attractive contrarian risk/reward opportunity. Here portfolio holdings Comcast and Time Warner stand out. Finally, over 20% of our portfolio companies have announced spinout or divestiture actions planned over the next 12 months, which should serve as a catalyst for unlocking value. Tyco, Cendant, First Data and Sprint Nextel are representative names in this group.
The overall stock market had a surprisingly strong start to 2006, despite the uncertainties of interest rates, oil prices, housing, and global tensions. If anything is mispriced, it seems to be risk. Large, higher-quality companies seem to us to be undervalued in this environment compared to smaller, higher-beta names. We believe any increase in perceived risk in the markets should benefit our bias toward large, high-quality holdings.

This report contains the current opinions of the manager and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Since the Fund typically invests in about 25 to 40 companies, an adverse event affecting a particular company may hurt the Fund’s performance more than if it had invested in a larger number of companies. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
You should consider the Fund’s investment objective, risks, and fees and expenses carefully before investing. For this and other important information, obtain a Harbor Fund prospectus by calling 1-800-422-1050 or visiting www.harborfund.com. You should read the prospectus carefully before investing.

DOMESTIC EQUITY

Harbor Large Cap Value Fund
FUND SUMMARY—April 30, 2006 (Unaudited)

INSTITUTIONAL CLASS
Fund #: 013
Cusip: 411511603
Ticker: HAVLX
Inception Date: 12-29-1987
RETIREMENT CLASS
Fund #: 213
Cusip: 411511751
Ticker: HRLVX
Inception Date: 11-01-2002
INVESTOR CLASS
Fund #: 413
Cusip: 411511744
Ticker: HILVX
Inception Date: 11-01-2002

 PORTFOLIO STATISTICS

	Portfolio	Benchmark

Number of Holdings	38	631
Total Net Assets (000s)	$887,079	N/A
Weighted Average Market Cap ($MM)	$78,541.6	$88,437.8
Price/Earnings Ratio (P/E)	18.3x	19.3x
Price/Book Ratio (P/B)	2.9x	2.6x
Beta vs Russell 1000® Value Index	1.1	1.0
Portfolio Turnover Rate—Unannualized (6-Month Period Ended 04-30-2006)	9%	N/A
 SECTOR ALLOCATION (% of investments)
 PERFORMANCE
GROWTH OF A $10,000 INVESTMENT
For the period 05-01-1996 through 04-30-2006

The graph compares a $10,000 investment in the Fund with the performance of the Russell 1000® Value Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 1-800-422-1050 or visiting www.harborfund.com.

TOTAL RETURNS
For the periods ended 04-30-2006

			Average Annual
					Final Value
	6	1	5	10	of a $10,000
	Months	Year	Years	Years	Investment

Harbor Large Cap Value Fund

Institutional Class	7.56%	10.64%	5.31%	9.20%	$24,109
Retirement Class	7.37	10.30	5.12	8.97	23,602
Investor Class	7.32	10.18	4.87	8.74	23,115

Comparative Index

Russell 1000® Value	12.87%	18.30%	7.30%	11.21%	$28,930

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, the Fund’s adviser has voluntarily waived a portion of its management fee and/or absorbed Fund expenses, which has resulted in higher returns. Without these waivers, the returns would have been lower. Any existing waivers may be discontinued at any time without notice. The performance of the Retirement and Investor Class shares prior to 11-01-2002 is based on the Fund’s Institutional Class shares’ performance, restated for the higher expense ratio of the respective class.

DOMESTIC EQUITY

Harbor Large Cap Value Fund
FUND SUMMARY—Continued

INSTITUTIONAL CLASS
Expense Ratio: 0.68%
Total Net Assets (000s):
  $628,562
RETIREMENT CLASS
Expense Ratio: 0.93%
Total Net Assets (000s):
  $7,691
INVESTOR CLASS
Expense Ratio: 1.09%
Total Net Assets (000s):
  $250,826

 FEES AND EXPENSE EXAMPLE
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2005 through April 30, 2006.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account	Ending Account
	Value	Value	Expenses Paid During
	(November 1, 2005)	(April 30, 2006)	Period*

Institutional Class
Actual	$1,000.00	$1,075.64	$3.50
Hypothetical (5% return)	1,000.00	1,021.32	3.41

Retirement Class
Actual	$1,000.00	$1,073.66	$4.78
Hypothetical (5% return)	1,000.00	1,020.08	4.66

Investor Class
Actual	$1,000.00	$1,073.20	$5.61
Hypothetical (5% return)	1,000.00	1,019.28	5.46

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

DOMESTIC EQUITY

Harbor Large Cap Value Fund
PORTFOLIO OF INVESTMENTS—April 30, 2006 (Unaudited)

Equity Holdings (% of net assets)
(Excludes net cash and short-term investments of 2.6%)

Media	10.0
Insurance	8.7
Oil, Gas & Consumable Fuels	8.7
Commercial Banks	6.6
Commercial Services & Supplies	5.6
Industrial Conglomerates	5.5
Capital Markets	5.2
Pharmaceuticals	5.1
Aerospace & Defense	4.6
Health Care Providers & Services	4.2
Wireless Telecommunication Services	3.8
Computers & Peripherals	3.6
Diversified Financial Services	3.6
Thrifts & Mortgage Finance	3.6
Food & Staples Retailing	2.9
Electric Utilities	2.7
Specialty Retail	2.6
Electrical Equipment	2.5
Office Electronics	2.2
IT Services	2.0
Household Durables	1.9
Diversified Consumer Services	1.8

COMMON STOCKS—97.4%
		Value
Shares		(000s)

AEROSPACE & DEFENSE—4.6%
430,100	Honeywell International Inc.	$18,279
361,900	United Technologies Corp.	22,731

		41,010

CAPITAL MARKETS—5.2%
234,300	Merrill Lynch & Co. Inc.	17,868
445,600	Morgan Stanley	28,652

		46,520

COMMERCIAL BANKS—6.6%
777,800	Bank of America Corp.	38,828
643,580	North Fork Bancorporation Inc.[1]	19,391

		58,219

COMMERCIAL SERVICES & SUPPLIES—5.6%
1,346,000	Cendant Corp.	23,461
637,500	Pitney Bowes Inc.	26,679

		50,140

COMPUTERS & PERIPHERALS—3.6%
577,030	Dell Computer Corp.*	15,118
207,660	International Business Machines Corp.	17,099

		32,217

DIVERSIFIED CONSUMER SERVICES—1.8%
423,820	Career Education Corp.[1]*	15,626

DIVERSIFIED FINANCIAL SERVICES—3.6%
647,112	Citigroup Inc.	32,323

ELECTRIC UTILITIES—2.7%
450,600	Exelon Corp.[1]	24,332

ELECTRICAL EQUIPMENT—2.5%
257,640	Emerson Electric Co.	21,887

FOOD & STAPLES RETAILING—2.9%
870,200	CVS Corp.	25,862

HEALTH CARE PROVIDERS & SERVICES—4.2%
484,460	HCA Inc.[1]	21,263
225,870	WellPoint Inc.*	16,037

		37,300

HOUSEHOLD DURABLES—1.9%
453,338	Pulte Homes Inc.[1]	16,932

INDUSTRIAL CONGLOMERATES—5.5%
751,600	General Electric Co.	25,998
853,370	Tyco International Ltd.	22,486

		48,484

INSURANCE—8.7%
406,800	Allstate Corp.	22,980
515,520	American International Group Inc.	33,638
398,400	Chubb Corp.	20,533

		77,151

IT SERVICES—2.0%
371,470	First Data Corp.	17,716

MEDIA—10.0%
1,292,900	Comcast Corp. Special Cl. A1*	39,860
254,800	Gannett Inc.	14,014
1,998,700	Time Warner Inc.	34,778

		88,652

OFFICE ELECTRONICS—2.2%
1,369,920	Xerox Corp.*	19,234

OIL, GAS & CONSUMABLE FUELS—8.7%
530,200	Chevron Corp.	32,353
212,150	ConocoPhillips	14,193
505,500	Devon Energy Corp.	30,385

		76,931

PHARMACEUTICALS—5.1%
622,900	Abbott Laboratories	26,623
725,600	Pfizer Inc.	18,379

		45,002

SPECIALTY RETAIL—2.6%
572,010	Office Depot Inc.*	23,212

THRIFTS & MORTGAGE FINANCE—3.6%
699,340	Washington Mutual Inc.	31,512

DOMESTIC EQUITY

Harbor Large Cap Value Fund
PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued
		Value
Shares		(000s)

WIRELESS TELECOMMUNICATION SERVICES—3.8%
1,376,674	Sprint Nextel Corp.	$34,142

TOTAL COMMON STOCKS (Cost $744,482)		864,404

SHORT-TERM INVESTMENTS—11.2%
Principal
Amount
(000s)

REPURCHASE AGREEMENTS
$28,752	Repurchase Agreement with State Street Corp. dated April 28. 2006 due May 1, 2006 at 4.100% collateralized by a FNMA Note (market value $29,329)	28,752

SHORT-TERM INVESTMENTS—Continued
		Value
Shares		(000s)

SECURITIES LENDING COLLATERAL
	State Street Navigator Securities Lending
70,173,000	Prime Portfolio (1-day yield of 4.770%)	70,173

TOTAL SHORT-TERM INVESTMENTS (Cost $98,924)		98,925

TOTAL INVESTMENTS—108.6% (Cost $843,406)		963,329
CASH AND OTHER ASSETS, LESS LIABILITIES—(8.6)%		(76,250)

TOTAL NET ASSETS—100.0%		$887,079

1	A portion or all of this security was out on loan at April 30, 2006.

*	Non-income producing security.
The accompanying notes are an integral part of the financial statements.

DOMESTIC EQUITY

Harbor Mid Cap Value Fund
MANAGERS’ COMMENTARY (Unaudited)

SUBADVISER
LSV Asset Management
1 North Wacker Drive
Chicago, IL 60606
Josef Lakonishok, Ph.D.
Portfolio Manager (since 2004)
Robert Vishny, Ph.D.
Portfolio Manager (since 2004)
Menno Vermeulen, CFA
Portfolio Manager (since 2004)
Puneet Mansharamani
Portfolio Manager (since 2006)
LSV has subadvised the Fund since September 30, 2004.
INVESTMENT GOAL
Long-term total return.
PRINCIPAL STYLE CHARACTERISTICS
Mid cap value stocks of companies with inexpensive fundamentals and recent momentum, relative to their peers.

 TOP TEN HOLDINGS (% of net assets)

Micron Technology Inc.	1.8%
Lincoln National Corp.	1.8
Aon Corp.	1.8
KeyCorp	1.6
J.C. Penney Co. Inc.	1.6
American Electric Power Company Inc.	1.6
Amerada Hess Corp.	1.5
Comerica Inc.	1.5
Del Monte Foods Co.	1.5
Archer Daniels Midland Co.	1.5
 FUND CATEGORY
 MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Market Review
After retreating 3% in October 2005, mid cap stocks posted a positive return in each of the following six months. Over this interval, growth stocks led the market, with the Russell Midcap Growth® Index returning over 15% for the six months ended April 30, 2006. Smaller capitalization names posted the best results, particularly in the first four months of calendar year 2006.
Continued superior earnings growth relative to large cap stocks seemed to sustain interest in mid cap and small cap names on the part of investors even though valuation levels continued to creep up. Small cap stocks saw renewed interest, particularly in the early part of 2006, as investors poured nearly $10 billion into small cap mutual funds and small cap ETFs. These high levels of demand among less liquid stocks generally lead to outsized returns in mid cap and small cap names.
The strong absolute performance by mid caps came in the face of surging oil and commodity prices, continued unrest in the Middle East, and increasing interest rates. The Federal Reserve continued its campaign of interest rate increases, methodically nudging up rates in 25-basis-point increments at each of its meetings. However, the markets rallied in early 2006 on hope that the Fed might pause and hold rates steady in the near future.
Over the last six months, lower quality stocks delivered demonstrably better returns than their higher quality counterparts. Stocks with little or no earnings, low share prices (in absolute terms), high betas, and higher expected earnings growth significantly outperformed the averages. The highest returns in the value segment of the market were seen in materials, industrials, telecommunications services, and information technology. The lagging sectors included utilities and health care.
Performance
The Harbor Mid Cap Value Fund returned 11.69% (Institutional Class), 11.44% (Investor Class), and 11.52% (Retirement Class) for the first half of the 2006 fiscal year. By comparison, the Fund’s benchmark, the Russell Midcap® Value Index, gained 13.58%. A high absolute return environment in which low quality companies dominate is not favorable to our deep value approach. The last six months were no exception, as the Harbor Mid Cap Value Fund posted a strong absolute return but trailed the benchmark.
When we look at performance attribution, both sector allocations and stock selection were mixed. Our underweights to utilities and health care, the two weakest sectors during the six months, helped. But our overweight to energy, which struggled relative to the benchmark, and our underweight to real estate investment trusts (REITs), which outperformed, hurt results. Stock selection was also mixed. Our positive selections in the materials and industrials sectors were offset by poor picks in the REIT, utilities, and consumer sectors.

DOMESTIC EQUITY

Harbor Mid Cap Value Fund
MANAGERS’ COMMENTARY—Continued

In the materials sector, several stocks stood out, including United States Steel (+88%), Georgia Pacific, which was taken out by a private equity group (+48%), and Southern Copper Corp. (+53%). Other stocks that did particularly well in the period included Archer Daniels Midland (+50%), Western Digital (+74%) and United Rentals (+82%). Weak stock selection in the consumer discretionary sector was a result of exposure to several names that did poorly, including Dana Corp. (-74%), American Greetings (-10%) and Goodyear (-10%).
Outlook and Strategy
LSV’s portfolio decision-making process is strictly quantitative and driven by (1) a proprietary model that ranks securities on fundamental measures of value and indicators of near-term appreciation potential and (2) a portfolio construction process that controls for risk while maximizing the expected return of the portfolio. The objective of the model is to pick undervalued stocks with high near-term appreciation potential. Stocks are ranked simultaneously on an array of variables in order to arrive at an overall expected return ranking for each stock in the universe. The process is purely bottom-up with no emphasis placed on macro-economic analysis.
We added several new positions to the portfolio during the last six months, including: Alliant Energy and TECO Energy in the utilities sector; PPG Industries, Valspar Corp., and Olin Corp. in the materials sector; Micron Technology and Solectron Corp. in the technology sector; Furniture Brands, Kellwood, and Sonic Automotive in the consumer discretionary sector; and Mattel and Del Monte Foods in the consumers staples sector. We sold a number of stocks, including investments that performed well and had become less attractive from a valuation perspective, such as Valero Energy, Southern Copper Corp., Federated Department Stores, and Ryland Group. We also sold Dana Corp., Highwood Properties, and OM Group, which were either flat or down since purchase.
As of the end of April, the portfolio was trading at a significant discount to the market on several valuation metrics. The portfolio was trading at 13.5x trailing earnings, compared to 17.4x for the Russell Midcap® Value Index, and 7.2x cash flow compared to 9.4x for the value benchmark. Our risk control measures limit the level of exposure to any one particular sector or industry. Currently, the portfolio is overweight in the consumer discretionary, industrials, and financials sectors at the expense of REITs, utilities, and health care. We believe that our disciplined investment strategy will continue to perform well over the long run as the market rewards companies with solid, reasonably priced fundamentals.

This report contains the current opinions of the managers and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Stocks of mid cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
You should consider the Fund’s investment objective, risks, and fees and expenses carefully before investing. For this and other important information, obtain a Harbor Fund prospectus by calling 1-800-422-1050 or visiting www.harborfund.com. You should read the prospectus carefully before investing.

DOMESTIC EQUITY

Harbor Mid Cap Value Fund
FUND SUMMARY—April 30, 2006 (Unaudited)

INSTITUTIONAL CLASS
Fund #: 023
Cusip: 411511835
Ticker: HAMVX
Inception Date: 03-01-2002
RETIREMENT CLASS
Fund #: 223
Cusip: 411511728
Ticker: HRMVX
Inception Date: 11-01-2002
INVESTOR CLASS
Fund #: 423
Cusip: 411511736
Ticker: HIMVX
Inception Date: 11-01-2002

 PORTFOLIO STATISTICS

	Portfolio	Benchmark

Number of Holdings	128	506
Total Net Assets (000s)	$22,550	N/A
Weighted Average Market Cap ($MM)	$6,354.5	$8,531.6
Price/Earnings Ratio (P/E)	19.9x	23.3x
Price/Book Ratio (P/B)	2.3x	2.6x
Beta vs Russell Midcap® Value Index	1.1	1.0
Portfolio Turnover Rate—Unannualized (6-Month Period Ended 04-30-2006)	10%	N/A

 SECTOR ALLOCATION (% of investments)
 PERFORMANCE
GROWTH OF A $10,000 INVESTMENT
For the period 03-01-2002 through 04-30-2006

The graph compares a $10,000 investment in the Fund with the performance of the Russell Midcap® Value Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 1-800-422-1050 or visiting www.harborfund.com.

TOTAL RETURNS
For the periods ended 04-30-2006

			Average Annual

				Life	Final Value
	6	1	5	of	of a $10,000
	Months	Year	Years	Fund	Investment

Harbor Mid Cap Value Fund

Institutional Class	11.69%	22.16%	N/A	9.33%	$14,497
Retirement Class	11.52	21.97	N/A	9.24	14,451
Investor Class	11.44	21.68	N/A	9.15	14,397

Comparative Index

Russell Midcap® Value	13.58%	24.75%	13.69%	15.76%	$18,401

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, the Fund’s adviser has voluntarily waived a portion of its management fee and/or absorbed Fund expenses, which has resulted in higher returns. Without these waivers, the returns would have been lower. Any existing waivers may be discontinued at any time without notice. The performance of the Retirement and Investor Class shares prior to 11-01-2002 is based on the Fund’s Institutional Class shares’ performance, restated for the higher expense ratio of the respective class.

DOMESTIC EQUITY

Harbor Mid Cap Value Fund
FUND SUMMARY—Continued

INSTITUTIONAL CLASS
Expense Ratio: 0.95%
Total Net Assets (000s):
  $19,497
RETIREMENT CLASS
Expense Ratio: 1.20%
Total Net Assets (000s):
  $29
INVESTOR CLASS
Expense Ratio: 1.36%
Total Net Assets (000s):
  $3,024

 FEES AND EXPENSE EXAMPLE
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2005 through April 30, 2006.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account	Ending Account
	Value	Value	Expenses Paid During
	(November 1, 2005)	(April 30, 2006)	Period*

Institutional Class
Actual	$1,000.00	$1,116.87	$4.99
Hypothetical (5% return)	1,000.00	1,019.98	4.76

Retirement Class
Actual	$1,000.00	$1,115.18	$6.29
Hypothetical (5% return)	1,000.00	1,018.74	6.01

Investor Class
Actual	$1,000.00	$1,114.38	$7.13
Hypothetical (5% return)	1,000.00	1,017.95	6.80

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

DOMESTIC EQUITY

Harbor Mid Cap Value Fund
PORTFOLIO OF INVESTMENTS—April 30, 2006 (Unaudited)

Equity Holdings (% of net assets)
(Excludes net cash and short-term investments of 3.7%)

Insurance	10.1
Commercial Banks	7.4
Multi-Utilities	6.0
Household Durables	5.2
Oil, Gas & Consumable Fuels	4.8
Real Estate	4.6
Machinery	4.4
Chemicals	4.2
Food Products	3.9
Electric Utilities	3.5
Food & Staples Retailing	2.8
Specialty Retail	2.8
Thrifts & Mortgage Finance	2.8
IT Services	2.6
Semiconductors & Semiconductor Equipment	2.5
Health Care Providers & Services	2.2
Auto Components	2.0
Metals & Mining	1.9
Textiles, Apparel & Luxury Goods	1.9
Multiline Retail	1.6
Trading Companies & Distributors	1.6
Leisure Equipment & Products	1.5
Beverages	1.3
Road & Rail	1.2
Software	1.2
Capital Markets	1.1
Diversified Telecommunication Services	1.1
Gas Utilities	1.1
Aerospace & Defense	0.9
Airlines	0.9
Computers & Peripherals	0.9
Consumer Finance	0.9
Diversified Financial Services	0.8
Media	0.8
Containers & Packaging	0.7
Electronic Equipment & Instruments	0.6
Paper & Forest Products	0.6
Pharmaceuticals	0.5
Internet Software & Services	0.4
Tobacco	0.4
Diversified Consumer Services	0.3
Household Products	0.3

COMMON STOCKS—96.3%
		Value
Shares		(000s)

AEROSPACE & DEFENSE—0.9%
4,700	Goodrich Corp.	$209

AIRLINES—0.9%
4,400	Alaska Air Group Inc.[1]*	167
7,500	ExpressJet Holdings Inc.*	42

		209

AUTO COMPONENTS—2.0%
3,600	Autoliv Inc.	199
9,000	Goodyear Tire & Rubber Co.[1]*	126
5,300	Tenneco Automotive Inc.[1]	128

		453

BEVERAGES—1.3%
1,400	Molson Coors Brewing Co. Cl. B	103
7,700	PepsiAmericas Inc.	182

		285

CAPITAL MARKETS—1.1%
1,700	A.G. Edwards Inc.	90
1,100	Bear Stearns Cos. Inc.	157

		247

CHEMICALS—4.2%
3,800	Eastman Chemical Co.	207
1,200	Georgia Gulf Corp.	36
3,700	Lubrizol Corp.	161
5,500	Olin Corp.	113
2,300	PPG Industries Inc.	154
10,100	Valspar Corp.	286

		957

COMMERCIAL BANKS—7.4%
7,000	AmSouth Bancorporation	203
5,100	Colonial BancGroup Inc.	132
6,000	Comerica Inc.	341
6,900	Huntington Bancshares Inc.	167
9,600	KeyCorp	367
2,600	Popular Inc.[1]	54
1,600	Regions Financial Corp.	58
3,200	UnionBanCal Corp.	224
3,100	United Bankshares Inc.[1]	113

		1,659

COMPUTERS & PERIPHERALS—0.9%
10,100	Western Digital Corp.	213

CONSUMER FINANCE—0.9%
5,100	Advanta Corp. Cl. B1	195

CONTAINERS & PACKAGING—0.7%
2,400	Greif Inc. Cl. A	155

DIVERSIFIED CONSUMER SERVICES—0.3%
3,500	H&R Block Inc.	80

DIVERSIFIED FINANCIAL SERVICES—0.8%
3,300	CIT Group Inc.	178

DIVERSIFIED TELECOMMUNICATION SERVICES—1.1%
6,500	CenturyTel Inc.	245

ELECTRIC UTILITIES—3.5%
10,500	American Electric Power Company Inc.	351
6,100	Edison International	247
4,800	Pinnacle West Capital Corp.	192

		790

DOMESTIC EQUITY

Harbor Mid Cap Value Fund
PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued
		Value
Shares		(000s)

ELECTRONIC EQUIPMENT & INSTRUMENTS—0.6%
34,100	Solectron Corp.*	$136

FOOD & STAPLES RETAILING—2.8%
4,700	Albertson’s Inc.	119
6,100	Longs Drug Stores Corp.[1]	289
2,700	Safeway Inc.*	68
5,200	SUPERVALU Inc.	151

		627

FOOD PRODUCTS—3.9%
9,000	Archer Daniels Midland Co.	327
28,600	Del Monte Foods Co.	334
3,600	Pilgrim’s Pride Corp.[1]	94
8,300	Tyson Foods Inc. Cl. A	121

		876

GAS UTILITIES—1.1%
5,100	National Fuel Gas Co.	170
2,800	WGL Holdings Inc.[1]	82

		252

HEALTH CARE PROVIDERS & SERVICES—2.2%
2,300	CIGNA Corp.	246
3,600	Kindred Healthcare Inc.[1]*	87
3,300	Universal Health Services Inc. Cl. B	168

		501

HOUSEHOLD DURABLES—5.2%
7,700	American Greetings Corp. Cl. A1	173
2,700	Beazer Homes USA Inc.[1]	156
4,900	Furniture Brands International Inc.[1]	113
170	NVR Inc.[1]*	128
3,400	Stanley Works	178
8,200	Tupperware Corp.	173
2,900	Whirlpool Corp.	260

		1,181

HOUSEHOLD PRODUCTS—0.3%
1,300	Energizer Holdings Inc.*	67

INSURANCE—10.1%
9,500	Aon Corp.	398
4,410	Cincinnati Financial Corp.	188
6,900	Horace Mann Educators Corp.	120
2,300	LandAmerica Financial Group Inc.[1]	160
6,911	Lincoln National Corp.[1]	402
2,200	MBIA Inc.	131
4,400	Nationwide Financial Services Inc. Cl. A	193
3,900	Principal Financial Group*	200
2,300	Protective Life Corp.	116
4,400	Safeco Corp.	228
2,800	StanCorp Financial Group Inc.	138

		2,274

INTERNET SOFTWARE & SERVICES—0.4%
10,300	EarthLink Inc.[1]*	94

IT SERVICES—2.6%
3,300	Computer Sciences Corp.*	193
8,800	Convergys Corp.*	171
9,300	Sabre Holdings Corp. Cl. A	215

		579

LEISURE EQUIPMENT & PRODUCTS—1.5%
6,200	Eastman Kodak Co.[1]	167
11,000	Mattel Inc.	178

		345

MACHINERY—4.4%
8,400	AGCO Corp.[1]*	199
5,100	Albany International Corp. Cl. A	200
2,000	Cummins Inc.	209
7,900	Navistar International Corp.*	208
3,200	SPX Corp.	175

		991

MEDIA—0.8%
12,000	Sinclair Broadcast Group Inc. Cl. A1	94
10,200	Westwood One Inc.	99

		193

METALS & MINING—1.9%
2,300	Nucor Corp.	250
2,600	United States Steel Corp.	178

		428

MULTI-UTILITIES—6.0%
10,200	Alliant Energy Corp.	326
5,700	DTE Energy Co.	232
3,600	NiSource Inc.	76
3,800	NSTAR	105
9,700	Puget Energy Inc.	201
9,800	TECO Energy Inc.	157
14,100	Xcel Energy Inc.	266

		1,363

MULTILINE RETAIL—1.6%
5,600	J.C. Penney Co. Inc.	367

OIL, GAS & CONSUMABLE FUELS—4.8%
2,400	Amerada Hess Corp.	344
1,600	Houston Exploration Co.*	89
3,600	Sunoco Inc.	292
3,200	Swift Energy Co.*	135
3,100	Tesoro Petroleum Corp.*	217

		1,077

PAPER & FOREST PRODUCTS—0.6%
4,500	MeadWestvaco Corp.	128

PHARMACEUTICALS—0.5%
5,900	King Pharmaceuticals Inc.	103

REAL ESTATE—4.6%
16,900	Anthracite Capital Inc.[1]	179
4,000	Crescent Real Estate Equities Co.[1]	80
2,100	First Industrial Realty Trust Inc.[1]	82
10,800	Friedman, Billings, Ramsey Group Inc. Cl. A1	117
2,800	Hospitality Properties Trust	121
18,200	HRPT Properties Trust	200
7,400	Innkeepers USA Trust	118
5,200	RAIT Investment Trust[1]	135

		1,032

ROAD & RAIL—1.2%
4,000	CSX Corp.	274

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—2.5%
6,200	Axcelis Technologies Inc.[1]*	37
9,900	LSI Logic Corp.*	105
24,600	Micron Technology Inc.*	417

		559

SOFTWARE—1.2%
5,800	Reynolds & Reynolds Co. Cl. A	173
4,700	Sybase Inc.	102

		275

DOMESTIC EQUITY

Harbor Mid Cap Value Fund
PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued
		Value
Shares		(000s)

SPECIALTY RETAIL—2.8%
1,400	Barnes & Noble Inc.	$63
4,300	Borders Group Inc.	101
2,300	Sherwin-Williams Co.	117
7,700	Sonic Automotive Inc. Cl. A1	208
4,500	Stage Stores Inc.[1]	141

		630

TEXTILES, APPAREL & LUXURY GOODS—1.9%
5,300	Kellwood Co.[1]	170
1,500	Liz Claiborne Inc.	58
3,200	VF Corp.	196

		424

THRIFTS & MORTGAGE FINANCE—2.8%
3,000	Downey Financial Corp.[1]	216
1,700	IndyMac Bancorp Inc.[1]	82
1,900	MGIC Investment Corp.	134
3,096	Radian Group Inc.	194

		626

TOBACCO—0.4%
800	Reynolds American Inc.[1]	88

TRADING COMPANIES & DISTRIBUTORS—1.6%
3,000	GATX Corp.[1]	140
6,100	United Rentals Inc.[1]	218

		358

TOTAL COMMON STOCKS (Cost $18,637)		21,723

SHORT-TERM INVESTMENTS—22.5%
Principal
Amount		Value
(000s)		(000s)

REPURCHASE AGREEMENTS
$839	Repurchase Agreement with State Street Corp. dated April 28, 2006 due May 1, 2006 at 4.100% collateralized by a FHLB Note (market value $860)	$839

Shares

SECURITIES LENDING COLLATERAL
	State Street Navigator Securities Lending
4,219,966	Prime Portfolio (1-day yield of 4.770%)	4,220

TOTAL SHORT-TERM INVESTMENTS (Cost $5,059)		5,059

TOTAL INVESTMENTS—118.8% (Cost $23,696)		26,782
CASH AND OTHER ASSETS, LESS LIABILITIES—(18.8)%		(4,232)

TOTAL NET ASSETS—100.0%		$22,550

1	A portion or all of this security was out on loan at April 30, 2006.

*	Non-income producing security.
The accompanying notes are an integral part of the financial statements.

DOMESTIC EQUITY

[THIS PAGE INTENTIONALLY LEFT BLANK]

DOMESTIC EQUITY

Harbor Small Cap Value Fund
MANAGER’S COMMENTARY (Unaudited)

SUBADVISER
EARNEST Partners LLC
1180 Peachtree Street
Suite 2300
Atlanta, GA 30309
Paul Viera
Portfolio Manager (since 2001)
EARNEST Partners has subadvised the Fund since its inception in 2001.
INVESTMENT GOAL
Long-term total return.
PRINCIPAL STYLE CHARACTERISTICS
Small cap value stocks.

 TOP TEN HOLDINGS (% of net assets)

Pharmaceutical Product Development Inc.	3.8%
Global Payments Inc.	3.2
Cabot Oil & Gas Corp.	2.9
Jefferies Group Inc.	2.6
Covance Inc.	2.6
Philadelphia Consolidated Holding Corp.	2.3
Raymond James Financial Inc.	2.2
SL Green Realty Corp.	2.2
Joy Global Inc.	2.1
The Cooper Companies Inc.	2.0
 FUND CATEGORY
 MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Market Review
The broad small cap equity market as represented by the Russell 2000® Index rose 18.91% for the six months ended April 30, 2006. Over this same time, the small cap value market as represented by the Russell 2000® Value Index gained 17.52%. The majority of the market gains came in the first three months of 2006.
Much of the positive performance in the beginning of 2006 can be attributed to improving domestic economic growth. U.S. GDP grew by an estimated 4.8% in the first quarter, after growing less than 2% in the fourth quarter of 2005 and 3.5% for all of 2005. Employment growth has been solid, and real wages and consumer spending are rising. The unemployment rate declined to 4.7%, its lowest level since July 2001. The robust economic expansion is translating into strong corporate profit growth. Although the economy is growing at a healthy rate, inflation has remained largely under control, particularly when excluding more volatile food and energy prices.
The prospects of higher interest rates, along with continued high energy prices, pose the greatest challenges to the equity market. Although still low by historical standards, the yield on the 10-year Treasury Note has risen to over 5%, the highest level in two years. Additionally, the price of oil increased to over $70 per barrel, near the highs experienced in the wake of the Gulf hurricanes last summer. Higher interest rates and higher energy spending threaten consumer spending, which makes up two-thirds of economic activity. Despite these challenges, consumer confidence remained strong, reaching a four-year high earlier this year.
Performance
The Harbor Small Cap Value Fund returned 14.53% (Institutional Class), 14.28% (Investor Class), and 14.39% (Retirement Class) for the first half of the 2006 fiscal year, compared with the 17.52% return by its Russell 2000® Value Index benchmark. Overall, since its inception in 2001, the Fund has outperformed the benchmark by 3 percentage points on an annualized basis.
Within the Russell 2000® Value Index, all sectors posted positive returns. The leading sectors were materials (+44%), industrials (+28%), information technology (+29%) and telecommunications (+33%). Materials companies have benefited from a strong rise in commodity prices, and small steel companies in particular have benefited from consolidation and rumors of acquisitions. Within the industrials sector, many companies, including waste management and equipment rental companies, benefited from the Gulf Coast cleanup and build-out following the hurricanes last year. Information technology and telecommunications stocks rose due to merger activity as well as expectations for earnings growth. The energy sector, after leading the market over the prior 12 months, continued to outperform, returning 18%.

DOMESTIC EQUITY

Harbor Small Cap Value Fund
MANAGER’S COMMENTARY—Continued

Although still positive, the weakest sector performers were utilities (+3%), financials (+10%), and consumer staples (+8%). Utilities and financials have lagged the broader market, due in part to the impact of higher interest rates. Investors, who previously looked to utility companies and the accompanying dividend yield for income, had other alternatives as the Federal Reserve continued to raise short-term interest rates.
Holdings that contributed to Fund performance for the period included Joy Global, Bucyrus, Jefferies Group, SL Green Realty, Phillips-Van Heusen, and Oceaneering International. Joy Global and Bucyrus, both global mining equipment manufacturers, rose 114% and 87%, respectively, due to strong commodity prices and the resulting increased equipment and service orders. In the financials sector, Jefferies Group, a middle markets investment bank and institutional trading firm, benefited from increasing investment banking revenue and improving operating margins, resulting in increased profits and a 57% rise in the stock price.
SL Green Realty, a real estate investment trust focused on the Manhattan office market, rose 46%. Within the consumer discretionary sector, Phillips-Van Heusen, the leading dress shirt maker in the U.S., rose 41% as it continued to produce profitable line extensions from the Calvin Klein brand as well as increased operating efficiencies. Oceaneering International, an oil services company that manufactures remote-operated vehicles for sub-sea drilling and construction, led the energy names in the portfolio, rising 27%.
Underperformers included Nabi Biopharmaceuticals, down 50% as a result of its much anticipated Staphvax vaccine having failed in Phase III trials. We sold the holding following that news. The Fund also sold its position in CSK Auto during the quarter due to flat sales growth in light of increased competition, as well as increased expenses that have pressured operating margins. Contact lens manufacturer Cooper Companies fell 20% during the period, having postponed the release of its hydrogel lens, which caused some temporary loss of market share. Homebuilders Meritage, Hovnanian, and Standard Pacific all came under pressure as investors became concerned over rising inventory in select U.S. markets as well as rising interest rates. The Fund’s underweighted positions in information technology, telecommunications, and materials detracted from performance due to the strong gains in each.
Outlook and Strategy
As of April 30, 2006, the Fund’s largest positions were in the financial, industrials, consumer discretionary, and health care sectors. Relative to the benchmark, the portfolio was over-weighted in the consumer discretionary, health care, and energy sectors and was under-weighted in financials, industrials, materials, information technology, and utilities.
In managing the Harbor Small Cap Value Fund, we seek companies with share prices that we believe do not fully reflect their earnings growth outlook. Going forward, we will continue to employ our proven three-step investment methodology: screen the broad universe to identify stocks that are best positioned to outperform; measure and manage downside risk to the benchmark; and perform in-depth, thorough, fundamental research to find the best stocks to include in the portfolio.

This report contains the current opinions of the manager and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Stocks of small cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Because the Fund typically invests in approximately 55-70 companies, an adverse event affecting a particular company may hurt the Fund’s performance more than if it had invested in a larger number of companies. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
You should consider the Fund’s investment objective, risks, and fees and expenses carefully before investing. For this and other important information, obtain a Harbor Fund prospectus by calling 1-800-422-1050 or visiting www.harborfund.com. You should read the prospectus carefully before investing.

DOMESTIC EQUITY

Harbor Small Cap Value Fund
FUND SUMMARY—April 30, 2006 (Unaudited)

INSTITUTIONAL CLASS
Fund #: 022
Cusip: 411511843
Ticker: HASCX
Inception Date: 12-14-2001
RETIREMENT CLASS
Fund #: 222
Cusip: 411511710
Ticker: HSVRX
Inception Date: 11-01-2002
INVESTOR CLASS
Fund #: 422
Cusip: 411511694
Ticker: HISVX
Inception Date: 11-01-2002

 PORTFOLIO STATISTICS

	Portfolio	Benchmark

Number of Holdings	69	1,326
Total Net Assets (000s)	$2,341,174	N/A
Weighted Average Market Cap ($MM)	$2,756.9	$1,263.1
Price/Earnings Ratio (P/E)	25.0x	29.5x
Price/Book Ratio (P/B)	3.5x	2.5x
Beta vs Russell 2000® Value Index	0.9	1.0
Portfolio Turnover Rate—Unannualized (6-Month Period Ended 04-30-2006)	14%	N/A
 SECTOR ALLOCATION (% of investments)
 PERFORMANCE
GROWTH OF A $10,000 INVESTMENT
For the period 12-14-2001 through 04-30-2006

The graph compares a $10,000 investment in the Fund with the performance of the Russell 2000® Value Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 1-800-422-1050 or visiting www.harborfund.com.

TOTAL RETURNS
For the periods ended 04-30-2006

			Average Annual
					Final Value
	6	1	5	Life of	of a $10,000
	Months	Year	Years	Fund	Investment

Harbor Small Cap Value Fund

Institutional Class	14.53%	23.73%	N/A	20.30%	$22,448
Retirement Class	14.39	23.39	N/A	20.16	22,334
Investor Class	14.28	23.20	N/A	19.95	22,164

Comparative Index

Russell 2000® Value	17.52%	30.85%	15.25%	16.99%*	$19,996

*	For the period December 1, 2001 through April 30, 2006.
Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, the Fund’s adviser has voluntarily waived a portion of its management fee and/or absorbed Fund expenses, which has resulted in higher returns. Without these waivers, the returns would have been lower. Any existing waivers may be discontinued at any time without notice. The performance of the Retirement and Investor Class shares prior to 11-01-2002 is based on the Fund’s Institutional Class shares’ performance, restated for the higher expense ratio of the respective class.

DOMESTIC EQUITY

Harbor Small Cap Value Fund
FUND SUMMARY—Continued

INSTITUTIONAL CLASS
Expense Ratio: 0.83%
Total Net Assets (000s):
  $2,106,041
RETIREMENT CLASS
Expense Ratio: 1.08%
Total Net Assets (000s):
  $65,951
INVESTOR CLASS
Expense Ratio: 1.25%
Total Net Assets (000s):
  $169,182

 FEES AND EXPENSE EXAMPLE
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2005 through April 30, 2006.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account	Ending Account
	Value	Value	Expenses Paid During
	(November 1, 2005)	(April 30, 2006)	Period*

Institutional Class
Actual	$1,000.00	$1,145.28	$4.42
Hypothetical (5% return)	1,000.00	1,020.57	4.16

Retirement Class
Actual	$1,000.00	$1,143.89	$5.75
Hypothetical (5% return)	1,000.00	1,019.33	5.41

Investor Class
Actual	$1,000.00	$1,142.78	$6.64
Hypothetical (5% return)	1,000.00	1,018.49	6.26

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

DOMESTIC EQUITY

Harbor Small Cap Value Fund
PORTFOLIO OF INVESTMENTS—April 30, 2006 (Unaudited)

Equity Holdings (% of net assets)
(Excludes net cash, short-term investments and other investment companies of 6.8%)

Health Care Providers & Services	11.0
Machinery	7.5
Insurance	6.8
Capital Markets	6.5
Household Durables	6.5
Oil, Gas & Consumable Fuels	5.6
Commercial Services & Supplies	4.4
Electronic Equipment & Instruments	4.4
Hotels, Restaurants & Leisure	4.2
IT Services	3.5
Thrifts & Mortgage Finance	3.5
Aerospace & Defense	2.7
Commercial Banks	2.4
Chemicals	2.3
Real Estate	2.2
Health Care Equipment & Supplies	2.0
Textiles, Apparel & Luxury Goods	1.9
Construction & Engineering	1.8
Construction Materials	1.8
Energy Equipment & Services	1.8
Multi-Utilities	1.5
Consumer Finance	1.4
Wireless Telecommunication Services	1.3
Trading Companies & Distributors	1.2
Automobiles	1.1
Gas Utilities	1.1
Personal Products	1.0
Biotechnology	0.9
Specialty Retail	0.8
Pharmaceuticals	0.1

COMMON STOCK—93.2%
		Value
Shares		(000s)

AEROSPACE & DEFENSE—2.7%
1,160,100	Hexcel Corp.[1]*	$25,627
1,025,398	Moog Inc. Cl. A1	38,401

		64,028

AUTOMOBILES—1.1%
888,000	Winnebago Industries Inc.[1]	26,152

BIOTECHNOLOGY—0.9%
701,753	Serologicals Corp.[1]	21,839

CAPITAL MARKETS—6.5%
1,353,173	Eaton Vance Corp.[1]	38,525
925,200	Jefferies Group Inc.[1]	61,480
1,709,968	Raymond James Financial Inc.[1]	51,897

		151,902

CHEMICALS—2.3%
855,200	Scotts Miracle-Gro Co. Cl. A1	37,851
538,100	Valspar Corp.[1]	15,228

		53,079

COMMERCIAL BANKS—2.4%
453,179	Oriental Financial Group Inc.[1]	5,923
840,300	Pacific Capital Bancorp[1]	28,183
660,800	Sterling Financial Corp.[1]	21,245

		55,351

COMMERCIAL SERVICES & SUPPLIES—4.4%
647,402	Administaff Inc.[1]*	37,388
2,966,600	Allied Waste Industries Inc.[1]*	42,007
18,439	Kelly Services Inc. Cl. A1	510
612,038	School Specialty Inc.[1]*	22,260

		102,165

CONSTRUCTION & ENGINEERING—1.8%
950,100	URS Corp.[1]*	40,921

CONSTRUCTION MATERIALS—1.8%
1,230,861	Headwaters Inc.[1]*	41,455

CONSUMER FINANCE—1.4%
681,200	AmeriCredit Corp.[1]*	20,627
63,100	Student Loan Corp.	13,140

		33,767

ELECTRONIC EQUIPMENT & INSTRUMENTS—4.4%
1,018,402	Checkpoint Systems Inc.[1]*	26,835
1,776,618	FLIR Systems Inc.[1]*	43,438
6,496,600	Sanmina-SCI Corp.[1]*	33,718

		103,991

ENERGY EQUIPMENT & SERVICES—1.8%
706,500	Oceaneering International Inc.[1]*	43,118

GAS UTILITIES—1.1%
786,700	ONEOK Inc.	25,969

HEALTH CARE EQUIPMENT & SUPPLIES—2.0%
864,400	The Cooper Companies Inc.[1]	47,386

HEALTH CARE PROVIDERS & SERVICES—11.0%
1,142,300	AMERIGROUP Corp.[1]*	29,506
1,035,900	Covance Inc.*	60,445
870,862	Healthways Inc.[1]*	42,725
2,463,886	Pharmaceutical Product Development Inc.[1]*	88,379
981,800	Sunrise Senior Living Inc.[1]*	36,523

		257,578

HOTELS, RESTAURANTS & LEISURE—4.2%
700,999	Brinker International Inc.[1]*	27,451
1,124,549	CEC Entertainment Inc.[1]*	39,472
908,194	Sonic Corp.[1]	30,797

		97,720

DOMESTIC EQUITY

Harbor Small Cap Value Fund
PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued
		Value
Shares		(000s)

HOUSEHOLD DURABLES—6.5%
78,400	Harman International Industries Inc.[1]	$6,898
984,096	Hovnanian Enterprises Inc. Cl. A1*	39,138
613,600	Meritage Home Corp.[1]*	40,240
712,000	Snap-on Inc.[1]	29,548
1,139,160	Standard Pacific Corp.[1]	36,123

		151,947

INSURANCE—6.8%
489,301	Commerce Group Inc.	28,384
707,732	Delphi Financial Group Inc.[1]	37,078
1,663,969	Philadelphia Consolidated Holding Corp.*	55,127
335,100	Protective Life Corp.[1]	16,889
50,900	State Auto Financial Corp.	1,790
675,700	United Fire & Casualty Co.[1]	20,231

		159,499

IT SERVICES—3.5%
1,588,600	Global Payments Inc.	75,347
205,500	MoneyGram International Inc.[1]	6,967

		82,314

MACHINERY—7.5%
849,600	Bucyrus International Inc. Cl. A1	44,103
495,600	Harsco Corp.[1]	41,308
766,650	Joy Global Inc.[1]	50,361
1,132,900	Timken Co.[1]	39,538

		175,310

MULTI-UTILITIES—1.5%
1,421,200	PNM Resources Inc.[1]	35,971

OIL, GAS & CONSUMABLE FUELS—5.6%
1,361,000	Cabot Oil & Gas Corp.[1]	67,043
597,900	Houston Exploration Co.[1]*	33,434
736,400	Swift Energy Co.[1]*	31,194

		131,671

PERSONAL PRODUCTS—1.0%
995,319	Elizabeth Arden Inc.[1]*	22,753

PHARMACEUTICALS—0.1%
28,750	Barr Pharmaceuticals Inc.*	1,741

REAL ESTATE—2.2%
52	Entertainment Properties Trust[1]	2
515,000	SL Green Realty Corp.	50,985

		50,987

SPECIALTY RETAIL—0.8%
1,115,863	Stein Mart Inc.[1]	17,631

TEXTILES, APPAREL & LUXURY GOODS—1.9%
1,096,900	Phillips-Van Heusen Corp.[1]	44,095

THRIFTS & MORTGAGE FINANCE—3.5%
630,900	Accredited Home Lenders Holding Co.[1]*	36,460
872,550	Astoria Financial Corp.[1]	27,328
565,100	BankUnited Financial Corp.[1]	17,343

		81,131

TRADING COMPANIES & DISTRIBUTORS—1.2%
458,884	Watsco Inc.[1]	29,116

WIRELESS TELECOMMUNICATION SERVICES—1.3%
898,200	American Tower Corp. Cl. A1*	30,664

TOTAL COMMON STOCKS (Cost $1,745,628)		2,181,251

OTHER INVESTMENT COMPANIES—3.0%
(Cost $68,550)
931,700	iShares Russell 2000 Value Index Fund[1]	69,868

SHORT-TERM INVESTMENTS—29.8%
Principal
Amount
(000s)

REPURCHASE AGREEMENTS
$101,732	Repurchase Agreement with State Street Corp. dated April 28, 2006 due May 1, 2006 at 4.100% collateralized by a FHLB Note (market value $1,006) and FNMA Notes (market value $102,762)	101,732

Shares

SECURITIES LENDING COLLATERAL
	State Street Navigator Securities Lending
597,139,375	Prime Portfolio (1-day yield of 4.770%)	597,139

TOTAL SHORT-TERM INVESTMENTS (Cost $698,872)		698,871

TOTAL INVESTMENTS—126.0% (Cost $2,513,050)		2,949,990
CASH AND OTHER ASSETS, LESS LIABILITIES—(26.0)%		(608,816)

TOTAL NET ASSETS—100.0%		$2,341,174

1	A portion or all of this security was out on loan at April 30, 2006.

*	Non-income producing security.
The accompanying notes are an integral part of the financial statements.

DOMESTIC EQUITY

Harbor Domestic Equity Funds
STATEMENT OF ASSETS AND LIABILITIES—April 30, 2006 (Unaudited)

(All amounts in Thousands, except per share amounts)

	Harbor	Harbor	Harbor	Harbor	Harbor	Harbor	Harbor
	Capital	Mid Cap	Small Cap	Small Company	Large Cap	Mid Cap	Small Cap
	Appreciation	Growth	Growth	Growth	Value	Value	Value

ASSETS
Investments, at identified cost*	$7,452,593	$137,884	$620,358	$5,396	$843,406	$23,696	$2,513,050

Investments, at value (including securities loaned of $211,334; $30,173; $0; $0; $68,893; $4,126; $589,058)	$9,117,293	$142,940	$804,950	$5,117	$934,577	$25,943	$2,848,258
Repurchase agreements	—	6,186	21,783	603	28,752	839	101,732
Cash	1	1	1	—	1	1	—
Receivables for:
Investments sold	181,610	1,173	773	111	—	—	—
Capital shares sold	11,061	185	612	5	1,407	36	2,614
Dividends	3,298	28	60	—	1,238	33	1,030
Interest	49	5	7	—	10	—	35
Withholding tax receivable	444	2	—	—	—	—	—
Prepaid fund insurance	37	—	5	—	2	—	2
Other assets	—	—	—	—	33	—	69

Total Assets	9,313,793	150,520	828,191	5,836	966,020	26,852	2,953,740

LIABILITIES
Payables for:
Investments purchased	171,455	2,563	—	488	7,765	42	11,532
Capital shares reacquired	8,807	36	522	—	457	14	2,355
Collateral for securities loaned	214,053	30,914	—	—	70,172	4,220	597,139
Accrued expenses:
Management fees	4,244	64	553	3	415	7	1,349
12b-1 fees	146	1	20	—	52	1	48
Trustees’ fees and expenses	22	1	3	—	2	1	6
Transfer agent fees	532	8	55	—	67	2	127
Other	102	36	28	2	11	15	10

Total Liabilities	399,361	33,623	1,181	493	78,941	4,302	612,566

NET ASSETS	$8,914,432	$116,897	$827,010	$5,343	$887,079	$22,550	$2,341,174

Net Assets Consist of:
Paid-in capital	$9,370,739	$102,705	$584,330	$5,057	$765,188	$18,899	$1,896,520
Undistributed/(overdistributed) net investment income	11,139	(103)	(1,530)	(4)	3,207	81	1,135
Accumulated net realized gain/(loss)	(2,132,269)	3,053	37,835	(34)	(1,239)	484	6,579
Unrealized appreciation/(depreciation) of investments	1,664,823	11,242	206,375	324	119,923	3,086	436,940

	$8,914,432	$116,897	$827,010	$5,343	$887,079	$22,550	$2,341,174

NET ASSET VALUE PER SHARE PER CLASS[1]:
Institutional Class
Net assets	$8,200,175	$109,655	$725,609	$3,107	$628,562	$19,497	$2,106,041
Shares of beneficial interest [2]	248,642	14,078	49,547	291	35,311	1,520	95,853
Net asset value per share	$32.98	$7.79	$14.64	$10.67	$17.80	$12.83	$21.97
Retirement Class
Net assets	$185,146	$76	$51,780	$1,066	$7,691	$29	$65,951
Shares of beneficial interest [2]	5,637	10	3,563	100	433	2	3,008
Net asset value per share	$32.84	$7.78	$14.53	$10.66	$17.77	$12.82	$21.92
Investor Class
Net assets	$529,111	$7,166	$49,621	$1,170	$250,826	$3,024	$169,182
Shares of beneficial interest [2]	16,180	926	3,438	110	14,156	236	7,777
Net asset value per share	$32.70	$7.74	$14.43	$10.66	$17.72	$12.81	$21.75

*	Including repurchase agreements and short-term investments.

1	Per share amounts can be recalculated when total net assets and shares of beneficial interest are not rounded to thousands.

2	Par value $0.01 (unlimited authorizations).
The accompanying notes are an integral part of the financial statements.

DOMESTIC EQUITY

Harbor Domestic Equity Funds
STATEMENT OF OPERATIONS—Six Months Ended April 30, 2006 (Unaudited)

(All amounts in Thousands)

	Harbor	Harbor	Harbor	Harbor	Harbor	Harbor	Harbor
	Capital	Mid Cap	Small Cap	Small Company	Large Cap	Mid Cap	Small Cap
	Appreciation	Growth	Growth	Growth[1]	Value	Value	Value

Investment Income:
Dividends	$29,342	$164	$1,458	$2	$7,557	$135	$7,142
Interest	4,231	130	391	5	555	11	2,141
Securities lending income	9,910	39	—	—	234	93	1,867
Foreign taxes withheld	(1,896)	(3)	—	—	—	—	(12)

Total Investment Income	41,587	330	1,849	7	8,346	239	11,138
Operating Expenses:
Management fees	25,548	333	2,890	7	2,469	73	7,904
12b-1 fees:
Retirement Class	202	—	57	1	10	—	66
Investor Class	511	6	50	1	266	3	221
Shareholder communications	492	33	23	27	27	2	82
Custodian fees	190	69	58	9	36	38	67
Transfer agent fees:
Institutional Class	2,188	23	189	—	166	5	519
Retirement Class	45	—	13	—	2	—	15
Investor Class	441	5	43	1	231	2	193
Professional fees	141	7	14	9	14	—	36
Trustees’ fees and expenses	43	—	4	—	4	—	11
Registration fees	53	56	33	60	38	47	112
Miscellaneous	76	1	8	—	6	1	10

Total operating expenses	29,930	533	3,382	115	3,269	171	9,236
Management fees waived	—	(19)	—	—	—	(30)	—
Other expenses waived	—	(80)	—	(104)	—	(43)	—
Other expense reimbursements and reductions (Note 4)	(33)	(1)	(2)	—	(5)	—	(11)

Net operating expenses	29,897	433	3,380	11	3,264	98	9,225

Net Investment Income/(Loss)	11,690	(103)	(1,531)	(4)	5,082	141	1,913
Realized and Unrealized Gain/(Loss) on Investment Transactions:
Net realized gain/(loss) on:
Investments	475,228	3,216	54,869	(34)	865	486	10,459
Foreign currency transactions	(38)	3	—	—	—	—	—
Change in net unrealized appreciation/(depreciation) of:
Investments	(2,863)	10,811	99,758	324	52,212	1,538	272,272
Translation of assets and liabilities in foreign currencies	123	—	—	—	—	—	—

Net gain/(loss) on investment transactions	472,450	14,030	154,627	290	53,077	2,024	282,731

Net Increase/(Decrease) in Net Assets Resulting from Operations	$484,140	$13,927	$153,096	$286	$58,159	$2,165	$284,644

1	Commenced operations February 1, 2006.
The accompanying notes are an integral part of the financial statements.

DOMESTIC EQUITY

Harbor Domestic Equity Funds
STATEMENT OF CHANGES IN NET ASSETS

(All amounts in Thousands)

	Harbor		Harbor
	Capital Appreciation		Mid Cap Growth

	November 1,	November 1,	November 1,	November 1,
	2005	2004	2005	2004
	through	through	through	through
	April 30,	October 31,	April 30,	October 31,
	2006	2005	2006	2005

	(Unaudited)		(Unaudited)
INCREASE/(DECREASE) IN NET ASSETS:
Operations:
Net investment income/(loss)	$11,690	$29,463	$(103)	$(250)
Net realized gain/(loss) on investments	475,190	438,353	3,219	11,905
Net unrealized appreciation/(depreciation) of investments	(2,740)	571,131	10,811	(3,094)

Net increase/(decrease) in net assets resulting from operations	484,140	1,038,947	13,927	8,561

Distributions to Shareholders:
Net investment income:
Institutional Class	(7,308)	(26,041)	—	—
Retirement Class	—	(409)	—	—
Investor Class	—	(88)	—	—
Net realized gain on investments:
Institutional Class	—	—	(6,715)	—
Retirement Class	—	—	(3)	—
Investor Class	—	—	(298)	—

Total distributions to shareholders	(7,308)	(26,538)	(7,016)	—

Net Increase/(Decrease) Derived from Capital Stock Activity	821,918	(7,004)	54,788	(3,530)

Net increase/(decrease) in net assets	1,298,750	1,005,405	61,699	5,031
Net Assets:
Beginning of period	7,615,682	6,610,277	55,198	50,167

End of period*	$8,914,432	$7,615,682	$116,897	$55,198

* Includes undistributed/(over-distributed) net investment income of:	$11,139	$6,757	$(103)	$—

a	Commencement of operations.
The accompanying notes are an integral part of the financial statements.

DOMESTIC EQUITY

Harbor		Harbor Small	Harbor		Harbor		Harbor
Small Cap Growth		Company Growth	Large Cap Value		Mid Cap Value		Small Cap Value

November 1,	November 1,	February 1,	November 1,	November 1,	November 1,	November 1,	November 1,	November 1,
2005	2004	2006[a]	2005	2004	2005	2004	2005	2004
through	through	through	through	through	through	through	through	through
April 30,	October 31,	April 30,	April 30,	October 31,	April 30,	October 31,	April 30,	October 31,
2006	2005	2006	2006	2005	2006	2005	2006	2005

(Unaudited)		(Unaudited)	(Unaudited)		(Unaudited)		(Unaudited)
$(1,531)	$(3,286)	$(4)	$5,082	$4,923	$141	$184	$1,913	$1,137
54,869	67,127	(34)	865	23,344	486	487	10,459	29,537
99,758	(6,198)	324	52,212	18,797	1,538	1,349	272,272	86,282

153,096	57,643	286	58,159	47,064	2,165	2,020	284,644	116,956

—	—	—	(2,978)	(4,200)	(181)	(46)	(1,771)	—
—	—	—	(38)	(37)	(1)	—	—	—
—	—	—	(826)	(108)	(16)	(4)	—	—
(51,211)	(44,035)	—	—	—	(397)	(954)	(26,793)	(2,966)
(3,304)	(2,943)	—	—	—	(2)	(1)	(736)	(20)
(2,666)	(1,790)	—	—	—	(46)	(113)	(2,830)	(162)

(57,181)	(48,768)	—	(3,842)	(4,345)	(643)	(1,118)	(32,130)	(3,148)

22,607	(44,306)	5,057	117,699	298,460	3,591	5,911	277,056	1,222,431

118,522	(35,431)	5,343	172,016	341,179	5,113	6,813	529,570	1,336,239
708,488	743,919	—	715,063	373,884	17,437	10,624	1,811,604	475,365

$827,010	$708,488	$5,343	$887,079	$715,063	$22,550	$17,437	$2,341,174	$1,811,604

$(1,530)	$1	$(4)	$3,207	$1,967	$81	$138	$1,135	$993

DOMESTIC EQUITY

Harbor Domestic Equity Fund
STATEMENT OF CHANGES IN NET ASSETS—CAPITAL STOCK ACTIVITY

(All amounts and shares in Thousands)

	Harbor		Harbor
	Capital Appreciation		Mid Cap Growth

	November 1,	November 1,	November 1,	November 1,
	2005	2004	2005	2004
	through	through	through	through
	April 30,	October 31,	April 30,	October 31,
	2006	2005	2006	2005

	(Unaudited)		(Unaudited)
AMOUNT ($)
Institutional Class:
Net proceeds from sale of shares	$1,322,854	$1,297,581	$50,716	$20,494
Reinvested in payment of distributions	6,310	22,924	6,688	—
Cost of shares reacquired	(769,584)	(1,609,505)	(7,785)	(24,692)
Cost of shares reacquired through in-kind redemptions	—	—	—	—

Net increase/(decrease) in net assets	$559,580	$(289,000)	$49,619	$(4,198)

Retirement Class:
Net proceeds from sale of shares	$65,731	$121,263	$81	$12
Reinvested in payment of distributions	—	409	3	—
Cost of shares reacquired	(10,637)	(21,395)	(23)	—

Net increase/(decrease) in net assets	$55,094	$100,277	$61	$12

Investor Class:
Net proceeds from sale of shares	$244,247	$220,113	$5,733	$1,298
Reinvested in payment of distributions	—	83	297	—
Cost of shares reacquired	(37,003)	(38,477)	(922)	(642)

Net increase/(decrease) in net assets	$207,244	$181,719	$5,108	$656

SHARES
Institutional Class:
Shares sold	40,017	45,172	6,850	3,020
Shares issued in reinvestment of distributions	191	796	950	—
Shares reacquired	(23,317)	(56,540)	(1,030)	(3,718)
Shares reacquired through in-kind redemptions	—	—	—	—

Net increase/(decrease) in shares outstanding	16,891	(10,572)	6,770	(698)
Beginning of period	231,751	242,323	7,308	8,006

End of period	248,642	231,751	14,078	7,308

Retirement Class:
Shares sold	1,979	4,276	11	2
Shares issued in reinvestment of distributions	—	14	—	—
Shares reacquired	(323)	(749)	(3)	—

Net increase/(decrease) in shares outstanding	1,656	3,541	8	2
Beginning of period	3,981	440	2	—

End of period	5,637	3,981	10	2

Investor Class:
Shares sold	7,411	7,427	769	190
Shares issued in reinvestment of distributions	—	3	42	—
Shares reacquired	(1,127)	(1,338)	(124)	(96)

Net increase/(decrease) in shares outstanding	6,284	6,092	687	94
Beginning of period	9,896	3,804	239	145

End of period	16,180	9,896	926	239

a	Commencement of operations.
The accompanying notes are an integral part of the financial statements.

DOMESTIC EQUITY

Harbor		Harbor Small	Harbor		Harbor		Harbor
Small Cap Growth		Company Growth	Large Cap Value		Mid Cap Value		Small Cap Value

November 1,	November 1,	February 1,	November 1,	November 1,	November 1,	November 1,	November 1,	November 1,
2005	2004	2006[a]	2005	2004	2005	2004	2005	2004
through	through	through	through	through	through	through	through	through
April 30,	October 31,	April 30,	April 30,	October 31,	April 30,	October 31,	April 30,	October 31,
2006	2005	2006	2006	2005	2006	2005	2006	2005

(Unaudited)		(Unaudited)	(Unaudited)		(Unaudited)		(Unaudited)
$34,002	$77,953	$3,001	$127,484	$220,984	$4,852	$7,825	$437,707	$1,233,823
43,065	37,495	—	2,258	3,733	549	955	20,761	1,937
(71,992)	(169,827)	(43)	(87,985)	(69,339)	(2,995)	(4,319)	(169,373)	(199,250)
—	(30,200)	—	—	—	—	—	—	—

$5,075	$(84,579)	$2,958	$41,757	$155,378	$2,406	$4,461	$289,095	$1,036,510

$5,593	$48,879	$1,000	$4,299	$2,380	$2	$80	$27,575	$41,519
3,304	2,943	—	38	37	3	1	736	20
(3,701)	(17,170)	—	(2,696)	(1,859)	(60)	—	(5,228)	(7,525)

$5,196	$34,652	$1,000	$1,641	$558	$(55)	$81	$23,083	$34,014

$13,555	$13,778	$1,124	$93,382	$146,784	$1,428	$2,357	$29,738	$194,663
2,650	1,759	—	825	107	62	117	2,580	160
(3,869)	(9,916)	(25)	(19,906)	(4,367)	(250)	(1,105)	(67,440)	(42,916)

$12,336	$5,621	$1,099	$74,301	$142,524	$1,240	$1,369	$(35,122)	$151,907

2,465	6,099	295	7,389	13,297	393	675	21,275	64,862
3,440	2,900	—	132	224	46	85	1,048	106
(5,228)	(13,208)	(4)	(5,074)	(4,177)	(242)	(371)	(8,117)	(10,435)
—	(2,232)	—	—	—	—	—	—	—

677	(6,441)	291	2,447	9,344	197	389	14,206	54,533
48,870	55,311	—	32,864	23,520	1,323	934	81,647	27,114

49,547	48,870	291	35,311	32,864	1,520	1,323	95,853	81,647

401	3,671	100	249	145	—	7	1,334	2,165
266	228	—	2	2	—	—	37	1
(270)	(1,365)	—	(154)	(112)	(5)	—	(253)	(391)

397	2,534	100	97	35	(5)	7	1,118	1,775
3,166	632	—	336	301	7	—	1,890	115

3,563	3,166	100	433	336	2	7	3,008	1,890

982	1,095	112	5,438	8,983	115	199	1,471	10,238
215	137	—	48	6	5	11	131	8
(284)	(789)	(2)	(1,155)	(264)	(20)	(98)	(3,276)	(2,249)

913	443	110	4,331	8,725	100	112	(1,674)	7,997
2,525	2,082	—	9,825	1,100	136	24	9,451	1,454

3,438	2,525	110	14,156	9,825	236	136	7,777	9,451

DOMESTIC EQUITY

Harbor Domestic Equity Funds
Financial Highlights
SELECTED PER SHARE DATA FOR THE PERIODS PRESENTED

HARBOR CAPITAL APPRECIATION FUND
	Institutional Class

	6-Month		Year Ended October 31
	Period Ended
	April 30, 2006		2005	2004		2003		2002	2001

	(Unaudited)
Net asset value beginning of period	$31.02		$26.81	$25.21		$21.04		$26.40	$48.16
Income from Investment Operations:
Net investment income/(loss)	.05		.13	.02	[c]	.05	[c]	.04	.04
Net realized and unrealized gains/(losses) on investments	1.94		4.19	1.63		4.16		(5.36)	(15.63)

Total from investment operations	1.99		4.32	1.65		4.21		(5.32)	(15.59)

Less Distributions:
Dividends from net investment income	(.03)		(.11)	(.05)		(.04)		(.04)	—
Distributions from net realized capital gains[a]	—		—	—		—		—	(6.17)

Total distributions	(.03)		(.11)	(.05)		(.04)		(.04)	(6.17)

Net asset value end of period	32.98		31.02	26.81		25.21		21.04	26.40
Net assets end of period (000s)	$8,200,175		$7,187,988	$6,497,130		$6,338,120		$5,055,492	$6,020,099

Ratios and Supplemental Data (%):
Total return	6.42%[l]		16.14%	6.54%[d]		20.04%[d]		(20.20)%	(35.23)%
Ratio of operating expenses to average net assets[b]	.68	[m]	.68	.67	[c]	.71	[c]	.69	.66
Ratio of operating expenses not imposed to average net assets	—		—	.01		.01		—	—
Ratio of operating expenses net of all offsets to average net assets	.68	[m]	.68	.67	[c]	.71	[c]	.69	.66
Ratio of interest/dividend expenses to average net assets	—		—	—		—		.01 [e]	—
Ratio of net investment income/(loss) to average net assets	.31	[m]	.44	.09	[c]	.24	[c]	.16	.15
Portfolio turnover	34	[l]	69	67		64		76	89

HARBOR MID CAP GROWTH FUND
	Institutional Class

	6-Month	Year Ended October 31
	Period Ended
	April 30, 2006	2005[p]	2004		2003	2002		2001

	(Unaudited)
Net asset value beginning of period	$7.31	$6.15	$5.96		$4.14	$5.64		$10.00
Income from Investment Operations:
Net investment income/(loss)	(.01)[c]	(.03)[c]	—		(.03)[c]	(.06)[c]		—
Net realized and unrealized gains/(losses) on investments	1.34	1.19	.19		1.85	(1.44)		(4.36)

Total from investment operations	1.33	1.16	.19		1.82	(1.50)		(4.36)

Less Distributions:
Dividends from net investment income	—	—	—		—	—		—
Distributions from net realized capital gains[a]	(.85)	—	—		—	—		—

Total distributions	(.85)	—	—		—	—		—

Net asset value end of period	7.79	7.31	6.15		5.96	4.14		5.64
Net assets end of period (000s)	$109,655	$53,447	$49,275		$25,743	$8,974		$9,752

Ratios and Supplemental Data (%):
Total return	19.36%[d,l]	18.86%[d]	3.19%[d]		44.31%[d]	(26.77	)% [d]	(43.60	)% [d]
Ratio of operating expenses to average net assets[b]	.95 [c,m]	.95 [c]	.98	[c]	1.20 [c]	1.20	[c]	1.20	[c]
Ratio of operating expenses not imposed to average net assets	.22 [m]	.20	.14		.58	.31		.53
Ratio of operating expenses net of all offsets to average net assets	.95 [c,m]	.95 [c]	.98	[c]	1.20 [c]	1.20	[c]	1.20	[c]
Ratio of interest/dividend expenses to average net assets	—	—	—		—	—		—
Ratio of net investment income/(loss) to average net assets	(.20)[c,m]	(.48)[c]	(.65)[c]		(.95)[c]	(1.11)[c]		(.92)[c]
Portfolio turnover	66 [l]	177	77		114	70		61

See page 62 for notes to the Domestic Equity Funds Financial Highlights.
The accompanying notes are an integral part of the financial statements.

DOMESTIC EQUITY

Retirement Class						Investor Class

6-Month		Year Ended October 31				6-Month	Year Ended October 31
Period Ended						Period Ended
April 30, 2006		2005	2004		2003[f]	April 30, 2006	2005	2004	2003[f]

(Unaudited)						(Unaudited)
$30.90		$26.77	$25.21		$21.04	$30.79	$26.65	$25.12	$21.04
.05		—	—		.04 [c]	.01	.05 [c]	(.05)[c]	—
1.89		4.23	1.59		4.17	1.90	4.11	1.58	4.11

1.94		4.23	1.59		4.21	1.91	4.16	1.53	4.11

—		(.10)	(.03)		(.04)	—	(.02)	—	(.03)
—		—	—		—	—	—	—	—

—		(.10)	(.03)		(.04)	—	(.02)	—	(.03)

32.84		30.90	26.77		25.21	32.70	30.79	26.65	25.12
$185,146		$123,018	$11,775		$850	$529,111	$304,676	$101,372	$40,475

6.28%[l]		15.84%	6.32	% [d]	20.04%[d]	6.20%[l]	15.62%	6.09%[d]	19.55%[d]
.93	[m]	.92	.92	[c]	.94 [c]	1.09 [m]	1.10	1.10 [c]	1.13 [c]
—		—	.01		.01	—	—	.01	.01
.93	[m]	.92	.92	[c]	.94 [c]	1.09 [m]	1.10	1.10 [c]	1.13 [c]
—		—	—		—	—	—	—	—
.07	[m]	(.13)	(.18	) [c]	(.09)[c]	(.10)[m]	(.10)	(.35)[c]	(.29)[c]
34	[l]	69	67		64	34 [l]	69	67	64

Retirement Class						Investor Class

6-Month	Year Ended October 31					6-Month	Year Ended October 31
Period Ended						Period Ended
April 30, 2006	2005[p]		2004		2003[f]	April 30, 2006	2005[p]		2004		2003[f]

(Unaudited)						(Unaudited)
$7.31	$6.15		$5.96		$4.14	$7.28	$6.15		$5.96		$4.14
(.01)[c]	—		(.04	) [c]	(.02)[c]	(.01)[c]	(.04)[c]		.01	[c]	(.02)[c]
1.33	1.16		.23		1.84	1.32	1.17		.18		1.84

1.32	1.16		.19		1.82	1.31	1.13		.19		1.82

—	—		—		—	—	—		—		—
(.85)	—		—		—	(.85)	—		—		—

(.85)	—		—		—	(.85)	—		—		—

7.78	7.31		6.15		5.96	7.74	7.28		6.15		5.96
$76	$14		$1		$6	$7,166	$1,737		$891		$209

19.21%[d,l]	18.86	% [d]	3.19	% [d]	44.31%[d]	19.16%[d,l]	18.37	% [d]	3.19%[d]		44.31%[d]
1.19 [c,m]	1.18	[c]	1.23	[c]	1.40 [c]	1.35 [c,m]	1.38	[c]	1.38	[c]	1.40 [c]
.22 [m]	.20		.08		.63	.22 [m]	.20		.18		.81
1.19 [c,m]	1.18	[c]	1.23	[c]	1.40 [c]	1.35 [c,m]	1.38	[c]	1.38	[c]	1.40 [c]
—	—		—		—	—	—		—		—
(.46)[c,m]	(.67)[c]		(.90	) [c]	(1.13)[c]	(.69)[c,m]	(.87)[c]		(1.06	) [c]	(1.13)[c]
66 [l]	177		77		114	66 [l]	177		77		114

DOMESTIC EQUITY

Harbor Domestic Equity Funds Financial Highlights—Continued
SELECTED PER SHARE DATA FOR THE PERIODS PRESENTED

HARBOR SMALL CAP GROWTH FUND
	Institutional Class

	6-Month	Year Ended October 31
	Period Ended
	April 30, 2006	2005	2004		2003[g]	2002		2001

	(Unaudited)
Net asset value beginning of period	$13.00	$12.82	$12.05		$8.65	$9.72		$10.00
Income from Investment Operations:
Net investment income/(loss)	(.06)	(.06)	—		(.04)[c]	(.03)[c]		—
Net realized and unrealized gains/(losses) on investments	2.75	1.07	.77		3.44	(1.04)		(.28)

Total from investment operations	2.69	1.01	.77		3.40	(1.07)		(.28)

Less Distributions:
Dividends from net investment income	—	—	—		—	—		—
Distributions from net realized capital gains[a]	(1.05)	(.83)	—		—	—		—

Total distributions	(1.05)	(.83)	—		—	—		—

Net asset value end of period	14.64	13.00	12.82		12.05	8.65		9.72
Net assets end of period (000s)	$725,609	$635,132	$709,318		$631,734	$103,951		$17,317

Ratios and Supplemental Data (%):
Total return	22.09%[l]	7.83%	6.39%[d]		39.31%[d]	(11.01	)% [d]	(2.80	)% [d]
Ratio of operating expenses to average net assets[b]	.84 [m]	.84	.83	[c]	.93 [c]	.95	[c]	1.20	[c]
Ratio of operating expenses not imposed to average net assets	—	—	.02		.02	.08		.63
Ratio of operating expenses net of all offsets to average net assets	.84 [m]	.84	.83	[c]	.93 [c]	.95	[c]	1.20	[c]
Ratio of interest/dividend expenses to average net assets	—	—	—		—	—		—
Ratio of net investment income/(loss) to average net assets	(.36)[m]	(.40)	(.48)[c]		(.61)[c]	(.71)[c]		(.67)[c]
Portfolio turnover	28 [l]	69	54		83	50		56

HARBOR SMALL COMPANY GROWTH FUND
	Institutional Class	Retirement Class	Investor Class

	3-Month	3-Month	3-Month
	Period Ended	Period Ended	Period Ended
	April 30, 2006[q]	April 30, 2006[q]	April 30, 2006[q]

	(Unaudited)	(Unaudited)	(Unaudited)
Net asset value beginning of period	$10.00	$10.00	$10.00
Income from Investment Operations:
Net investment income/(loss)	— [c]	(.01)[c]	(.01)[c]
Net realized and unrealized gains/(losses) on investments	.67	.67	.67

Total from investment operations	.67	.66	.66

Less Distributions:
Dividends from net investment income	—	—	—
Distributions from net realized capital gains[a]	—	—	—

Total distributions	—	—	—

Net asset value end of period	10.67	10.66	10.66
Net assets end of period (000s)	$3,107	$1,066	$1,170

Ratios and Supplemental Data (%):
Total return	6.70%[d,l]	6.60%[d,l]	6.60%[d,l]
Ratio of operating expenses to average net assets [b]	.94 [c,m]	1.18 [c,m]	1.33 [c,m]
Ratio of operating expenses net of all offsets to average net assets	.94 [c,m]	1.18 [c,m]	1.33 [c,m]
Ratio of interest/dividend expenses to average net assets	—	—	—
Ratio of net investment income/(loss) to average net assets	(.23)[c,m]	(.23)[c,m]	(.23)[c,m]
Portfolio turnover	12 [l]	12 [l]	12 [l]

See page 62 for notes to the Domestic Equity Funds Financial Highlights.
The accompanying notes are an integral part of the financial statements.

DOMESTIC EQUITY

Retirement Class					Investor Class

6-Month	Year Ended October 31				6-Month	Year Ended October 31
Period Ended					Period Ended
April 30, 2006	2005	2004		2003[f]	April 30, 2006	2005	2004		2003[f]

(Unaudited)					(Unaudited)
$12.92	$12.78	$12.05		$8.65	$12.85	$12.74	$12.02		$8.65
(.04)	(.07)	(.02	) [c]	(.02)[c]	(.02)	(.09)	.02	[c]	(.06)[c]
2.70	1.04	.75		3.42	2.65	1.03	.70		3.43

2.66	.97	.73		3.40	2.63	.94	.72		3.37

—	—	—		—	—	—	—		—
(1.05)	(.83)	—		—	(1.05)	(.83)	—		—

(1.05)	(.83)	—		—	(1.05)	(.83)	—		—

14.53	12.92	12.78		12.05	14.43	12.85	12.74		12.02
$51,780	$40,916	$8,074		$4,482	$49,621	$32,440	$26,527		$12,279

21.99%[l]	7.52%	6.06	% [d]	39.31%[d]	21.87%[l]	7.31%	5.90	% [d]	39.08%[d]
1.09 [m]	1.09	1.08	[c]	1.16 [c]	1.25 [m]	1.27	1.25	[c]	1.36 [c]
—	—	.01		.02	—	—	.02		.02
1.09 [m]	1.09	1.08	[c]	1.16 [c]	1.25 [m]	1.27	1.25	[c]	1.36 [c]
—	—	—		—	—	—	—		—
(.61)[m]	(.66)	(.73	) [c]	(.83)[c]	(.77)[m]	(.83)	(.91	) [c]	(1.03)[c]
28 [l]	69	54		83	28 [l]	69	54		83

DOMESTIC EQUITY

Harbor Domestic Equity Funds Financial Highlights—Continued
SELECTED PER SHARE DATA FOR THE PERIODS PRESENTED

HARBOR LARGE CAP VALUE FUND
	Institutional Class

	6-Month		Year Ended October 31
	Period Ended
	April 30, 2006		2005	2004		2003		2002[h]	2001

	(Unaudited)
Net asset value beginning of period	$16.63		$15.00	$13.52		$11.43		$13.01	$13.88
Income from Investment Operations:
Net investment income/(loss)	.11		.16	.14	[c]	.11	[c]	.10	.24
Net realized and unrealized gains/(losses) on investments	1.14		1.63	1.45		2.11		(1.63)	(.68)

Total from investment operations	1.25		1.79	1.59		2.22		(1.53)	(.44)

Less Distributions:
Dividends from net investment income	(.08)		(.16)	(.11)		(.13)		(.05)	(.24)
Distributions from net realized capital gains[a]	—		—	—		—		—	(.19)

Total distributions	(.08)		(.16)	(.11)		(.13)		(.05)	(.43)

Net asset value end of period	17.80		16.63	15.00		13.52		11.43	13.01
Net assets end of period (000s)	$628,562		$546,624	$352,917		$202,159		$142,063	$130,029

Ratios and Supplemental Data (%):
Total return	7.56%[l]		11.90%	11.79	% [d]	19.56	% [d]	(11.83)%	(3.20)%
Ratio of operating expenses to average net assets[b]	.68	[m]	.70	.68	[c]	.77	[c]	.77	.77
Ratio of operating expenses not imposed to average net assets	—		—	.02		.01		—	—
Ratio of operating expenses net of all offsets to average net assets	.68	[m]	.70	.68	[c]	.77	[c]	.77	.77
Ratio of interest/dividend expenses to average net assets	—		—	—		—		—	.14 [i]
Ratio of net investment income/(loss) to average net assets	1.35	[m]	1.01	1.10		.94	[c]	.75	1.64
Portfolio turnover	9	[l]	24	19		25		35	194

HARBOR MID CAP VALUE FUND
	Institutional Class

	6-Month		Year Ended October 31
	Period Ended
	April 30, 2006		2005		2004[j]		2003		2002[k]

	(Unaudited)
Net asset value beginning of period	$11.90		$11.09		$10.06		$8.33		$10.00
Income from Investment Operations:
Net investment income/(loss)	.08		.14	[c]	.02	[c]	.01	[c]	—
Net realized and unrealized gains/(losses) on investments	1.27		1.68		1.01		1.72		(1.67)

Total from investment operations	1.35		1.82		1.03		1.73		(1.67)

Less Distributions:
Dividends from net investment income	(.13)		(.05)		—		—		—
Distributions from net realized capital gains[a]	(.29)		(.96)		—		—		—

Total distributions	(.42)		(1.01)		—		—		—

Net asset value end of period	12.83		11.90		11.09		10.06		8.33
Net assets end of period (000s)	$19,497		$15,744		$10,354		$7,959		$4,867

Ratios and Supplemental Data (%):
Total return	11.69%[d,l]		16.92	% [d]	10.36%[d]		20.77	% [d]	(16.70	)% [d,l]
Ratio of operating expenses to average net assets[b]	.95	[c,m]	.95	[c]	1.02	[c]	1.20	[c]	1.20	[c,m]
Ratio of operating expenses not imposed to average net assets	.74	[m]	.93		1.08		1.15		1.93	[m]
Ratio of operating expenses net of all offsets to average net assets	.95	[c,m]	.95	[c]	1.02	[c]	1.20	[c]	1.20	[c,m]
Ratio of interest/dividend expenses to average net assets	—		—		—		—		—
Ratio of net investment income/(loss) to average net assets	1.50	[c,m]	1.27	[c]	.23	[c]	.15	[c]	(.22	) [c,m]
Portfolio turnover	10	[l]	20		152		67		41	[l]

See page 62 for notes to the Domestic Equity Funds Financial Highlights.
The accompanying notes are an integral part of the financial statements.

DOMESTIC EQUITY

Retirement Class							Investor Class

6-Month		Year Ended October 31					6-Month		Year Ended October 31
Period Ended							Period Ended
April 30, 2006		2005	2004		2003[f]		April 30, 2006		2005	2004		2003[f]

(Unaudited)							(Unaudited)
$16.62		$14.99	$13.52		$11.43		$16.58		$14.96	$13.49		$11.43
.08		.14	.08	[c]	.15	[c]	.08		.07	.10	[c]	.10	[c]
1.14		1.61	1.50		2.07		1.13		1.64	1.43		2.07

1.22		1.75	1.58		2.22		1.21		1.71	1.53		2.17

(.07)		(.12)	(.11)		(.13)		(.07)		(.09)	(.06)		(.11)
—		—	—		—		—		—	—		—

(.07)		(.12)	(.11)		(.13)		(.07)		(.09)	(.06)		(.11)

17.77		16.62	14.99		13.52		17.72		16.58	14.96		13.49
$17,691		$5,577	$4,515		$5		$250,826		$162,862	$16,452		$6,682

7.37%[l]		11.66%	11.69	% [d]	19.56%[d]		7.32%[l]		11.44%	11.34	% [d]	19.13%[d]
.93	[m]	.95	.92	[c]	.93	[c]	1.09	[m]	1.10	1.10	[c]	1.17	[c]
—		—	.03		.01		—		—	.03		.01
.93	[m]	.95	.92	[c]	.93	[c]	1.09	[m]	1.10	1.10	[c]	1.17	[c]
—		—	—		—		—		—	—		—
1.02	[m]	.77	.86	[c]	.66	[c]	.92	[m]	.70	.68	[c]	.34	[c]
9	[l]	24	19		25		9	[l]	24	19		25

Retirement Class								Investor Class

6-Month		Year Ended October 31						6-Month		Year Ended October 31
Period Ended								Period Ended
April 30, 2006		2005		2004[j]		2003[f]		April 30, 2006		2005		2004[j]	2003[f]

(Unaudited)								(Unaudited)
$11.90		$11.09		$10.06		$8.33		$11.88		$11.09		$10.06	$8.33
(.07)[c]		.04	[c]	.02	[c]	—		.08	[c]	.07	[c]	(.01)[c]	(.01)[c]
1.41		1.76		1.01		1.73		1.25		1.71		1.04	1.74

1.34		1.80		1.03		1.73		1.33		1.78		1.03	1.73

(.13)		(.04	) [c]	—		—		(.11)		(.04)		—	—
(.29)		(.95)		—		—		(.29)		(.95)		—	—

(.42)		(.99)		—		—		(.40)		(.99)		—	—

12.82		11.90		11.09		10.06		12.81		11.88		11.09	10.06
$29		$81		$2		$—		$3,024		$1,612		$268	$46

11.52%[d,l]		16.88	% [d]	10.36%[d]		20.77%[d]		11.44%[d,l]		16.65	% [d]	10.24%[d]	20.77%[d]
1.20	[c,m]	1.18	[c]	—	[o]	—	[o]	1.36	[c,m]	1.38	[c]	1.39 [c]	1.39 [c]
.74	[m]	.93		—		—		.74	[m]	.93		1.53	1.38
1.20	[c,m]	1.18	[c]	—	[o]	—	[o]	1.36	[c,m]	1.38	[c]	1.39 [c]	1.39 [c]
—		—		—		—		—		—		—
1.35	[c,m]	.96	[c]	—	[o]	—	[o]	1.05	[c,m]	.88	[c]	(.15)[c]	(.16)[c]
10	[l]	20		152		67		10	[l]	20		152	67

DOMESTIC EQUITY

Harbor Domestic Equity Funds Financial Highlights—Continued
SELECTED PER SHARE DATA FOR THE PERIODS PRESENTED

HARBOR SMALL CAP VALUE FUND
	Institutional Class

	6-Month	Year Ended October 31
	Period Ended
	April 30, 2006	2005	2004		2003		2002[n]

	(Unaudited)
Net asset value beginning of period	$19.50	$16.58	$13.88		$9.99		$10.00
Income from Investment Operations:
Net investment income/(loss)	.02	.01	—		(.01)[c]		(.02)[c]
Net realized and unrealized gains/(losses) on investments	2.78	3.00	2.70		3.90		.01

Total from investment operations	2.80	3.01	2.70		3.89		(.01)

Less Distributions:
Dividends from net investment income	(.02)	—	—		—		—
Distributions from net realized capital gains[a]	(.31)	(.09)	—		—		—

Total distributions	(.33)	(.09)	—		—		—

Net asset value end of period	21.97	19.50	16.58		13.88		9.99
Net assets end of period (000s)	$2,106,041	$1,592,120	$449,467		$159,380		$14,906

Ratios and Supplemental Data (%):
Total return	14.53%[l]	18.22%	19.45	% [d]	38.94	% [d]	(.10	)% [d,l]
Ratio of operating expenses to average net assets[b]	.83 [m]	.83	.84	[c]	.94	[c]	1.20	[c,m]
Ratio of operating expenses not imposed to average net assets	—	—	.01		.30		.90	[m]
Ratio of operating expenses net of all offsets to average net assets	.83 [m]	.83	.84	[c]	.94	[c]	1.20	[c,m]
Ratio of interest/dividend expenses to average net assets	—	—	—		—		—
Ratio of net investment income/(loss) to average net assets	.22 [m]	.13	(.13)[c]		(.25)[c]		(.46	) [c,m]
Portfolio turnover	14[l]	20	12		13		20	[l]

a	Includes both short-term and long-term capital gains.

b	Percentage does not reflect reduction for credit balance arrangements from custodian. (See Note 4 to Financial Statements).

c	Reflects the Adviser’s waiver of a portion of its management fees and/or other operating expenses.

d	The total returns would have been lower had certain expenses not been waived during the periods shown.

e	Interest expense for swap agreements.

f	Commenced operations on November 1, 2002.

g	After the close of business on October 31, 2002, the former Harbor Small Cap Growth Fund was merged with and into Harbor Growth Fund. The accounting survivor of the merger is the former Harbor Small Cap Growth Fund. Effective November 1, 2002, Harbor Growth Fund changed its name to Harbor Small Cap Growth Fund.

h	Effective September 20, 2001, Harbor Value Fund changed its name to Harbor Large Cap Value Fund and appointed Armstrong Shaw Associates Inc. as its Subadviser.

i	Dividend expense for investments sold short.

j	Effective September 30, 2004, Harbor Mid Cap Value Fund appointed LSV Asset Management as its Subadviser.

k	Commenced operations on March 1, 2002.

l	Unannualized.

m	Annualized.

n	Commenced operations on December 14, 2001.

o	Assets in this class were too small to incur any income or expense.

p	Effective September 20, 2005, Harbor Mid Cap Growth Fund appointed Wellington Management Company, LLP as its Subadviser.

q	Commenced operations on February 1, 2006.
The accompanying notes are an integral part of the financial statements.

DOMESTIC EQUITY

Retirement Class					Investor Class

6-Month	Year Ended October 31				6-Month	Year Ended October 31
Period Ended					Period Ended
April 30, 2006	2005	2004		2003[f]	April 30, 2006	2005	2004		2003[f]

(Unaudited)					(Unaudited)
$19.46	$16.57	$13.88		$9.99	$19.33	$16.50	$13.87		$9.99
.01	(.01)	.02	[c]	(.02)[c]	(.04)	(.01)	—		(.02)[c]
2.76	2.99	2.67		3.91	2.77	2.93	2.63		3.90

2.77	2.98	2.69		3.89	2.73	2.92	2.63		3.88

—	—	—		—	—	—	—		—
(.31)	(.09)	—		—	(.31)	(.09)	—		—

(.31)	(.09)	—		—	(.31)	(.09)	—		—

21.92	19.46	16.57		13.88	21.75	19.33	16.50		13.87
$65,951	$36,787	$1,911		$3	$169,182	$182,697	$23,987		$1,290

14.39%[l]	18.05%	19.38	% [d]	38.94%[d]	14.28%[l]	17.76%	18.96	% [d]	38.84%[d]
1.08 [m]	1.08	.93	[c]	1.18 [c]	1.25 [m]	1.26	1.25	[c]	1.29 [c]
—	—	.01		.30	—	—	.01		.30
1.08 [m]	1.08	.93	[c]	1.18 [c]	1.25 [m]	1.26	1.25	[c]	1.29 [c]
—	—	—		—	—	—	—		—
(.01)[m]	(.08)	(.24	) [c]	(.59)[c]	(.21)[m]	(.27)	(.53	) [c]	(.57)[c]
14[l]	20	12		13	14[l]	20	12		13

DOMESTIC EQUITY

Harbor International Equity Funds
Harbor International Fund
MANAGER’S COMMENTARY (Unaudited)

SUBADVISER
Northern Cross Investments
Limited
Clarendon House
2 Church Street
Hamilton, Bermuda HMDX
Hakan Castegren
Portfolio Manager (since 1987)
Northern Cross has subadvised the Fund since its inception in 1987.
INVESTMENT GOAL
Long-term total return, principally from growth of capital.
PRINCIPAL STYLE CHARACTERISTICS
International large cap value oriented stocks.

 TOP TEN HOLDINGS (% of net assets)

ABB Ltd.	2.9%
BHP Billiton	2.9
Petroleo Brasileiro SA — PETROBRAS	2.6
Continental AG	2.5
Statoil ASA	2.1
Linde AG	1.9
Compagnie Financiere Richemont AG Cl. A	1.9
Canon Inc.	1.9
ORIX Corp.	1.9
Banco Bradesco SA	1.8
 REGION BREAKDOWN
 FUND CATEGORY
 TOP 10 COUNTRIES (% of net assets)

Japan	16.1%
United Kingdom	13.3
France	12.6
Switzerland	12.2
Germany	8.5
Brazil	7.3
Malaysia	3.9
Sweden	3.8
Australia	2.9
Singapore	2.4
 MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Market Review
Foreign stock markets around the world posted excellent returns for the six months ended April 30, 2006. The MSCI EAFE® Index of international stocks gained 22.89% in U.S. dollar terms. By comparison, the Dow Jones Wilshire 5000 Index of the broad U.S. stock market rose 11.02%.
Companies across a wide range of industries and geographical areas took part in the rally. Nine of the 10 economic sectors in the MSCI EAFE® Index had double-digit returns, led by the materials sector, which rose 35%. Stocks in five other sectors had returns greater than 20%. The telecommunications services group was up 1% and was the worst-performing sector. Participation also was widespread on a geographical basis, as stocks in 17 of the 21 country groups represented in the index had average returns in excess of 20%.
Performance
The Harbor International Fund returned 29.77% (Institutional Class), 29.48% (Investor Class), and 29.62% (Retirement Class) in U.S. dollar terms for the six months ended April 30, 2006, outpacing the MSCI EAFE® Index by more than 6 percentage points. For the 12 months ended April 30, 2006, the Fund returned 47.43% (Institutional Class), 46.76% (Investor Class), and 47.05% (Retirement Class), compared to 33.49% for the index. The Fund also outperformed the benchmark for the latest five-year and 10-year periods.
Many foreign currencies strengthened against the U.S. dollar during the fiscal half-year, and this enhanced international equity returns expressed in dollars. The weakness of the dollar improved MSCI EAFE® Index returns by about 4 percentage points and added about 5 percentage points to Fund returns.
The Fund’s performance was distinguished by solid gains across a broad spectrum of industries and economic sectors. Stocks in the industrials sector were the best performers for the Fund, with a combined return of 46%. Materials, consumer discretionary, energy, and financial services holdings also performed well, with returns of more than 30% in each of those sectors. The worst-performing area in the portfolio was telecommunications services, which was up 4%.

INTERNATIONAL EQUITY

Harbor International Fund
MANAGER’S COMMENTARY—Continued

The four largest holdings in the portfolio—ABB Ltd., BHP Billiton, Petroleo Brasileiro SA, and Continental AG—were also the top four contributors to performance for the fiscal half-year. Each added over one percentage point to Fund returns. ABB, the Swiss/Swedish engineering company involved in power transmission systems and robotics, was up 86%. It has continued to benefit from a restructuring program eliminating non-core businesses as well as from growth opportunities from development and improvement of electrical power grids in China and other countries. BHP Billiton, the Australian metals and mining company, was up 41%, and Petroleo Brasileiro, the Brazilian oil and gas company, gained 59%. These two long-term holdings highlighted the Fund’s continued success from above-benchmark positions in the materials and energy sectors. Shares of Continental, the German producer of automotive products, rose 56%. Continental reported increased demand from automakers for its tires, brake systems, and vehicle electronics.
Stock selection in the financial services sector was a major contributor to the Fund’s returns as well as to its outperformance of the benchmark. Financial stocks in the portfolio returned 34% compared with 27% for those in the index. Leading contributors for the Fund included ORIX, a Japanese leasing company, whose shares rose 61%, and Banco Bradesco in Brazil, which was up 51%. Financial services stocks represented about 29% of both the Fund and the index and constituted the largest sector weight in both. Stock selection and above-benchmark weights in the materials, consumer discretionary, and energy sectors also made important contributions to both absolute and relative performance for the Fund.
Fund returns also benefited from the absence from the portfolio of stocks experiencing significant price declines. The largest detractor from performance was Vodafone, which was down 12% while held by the Fund. It reduced overall returns by 29 basis points. Vodafone continued to be a troubled stock, and we sold the shares during an upswing in the share price after the announcement of the sale of its Japanese subsidiary.
Outlook and Strategy
Sector and country-level allocations in the portfolio as of April 30, 2006, were similar to those at the end of the fiscal year on October 31, 2005. The Fund’s largest economic sector allocations were in financial services, materials, consumer discretionary, and energy. Compared with the MSCI EAFE® Index, the largest overweighted positions in the portfolio were in materials and energy, while the most significant underweights were in health care and telecommunications. The largest country-level allocations were in Japan, United Kingdom, France, and Switzerland. Compared with the index, the largest overweights were in Brazil and Switzerland, while the most significantly underweighted country positions were in Japan and the United Kingdom.
Indications of continued worldwide growth, with China leading the way, provide a favorable economic backdrop for world stock markets. We expect China’s need for raw materials to continue, although we are monitoring that situation closely. We believe that positive trends such as loan growth in Japan and favorable inflation data in Germany could prove to be indicators of good growth prospects in those countries. Interest rates in Brazil have continued to fall, and we expect further good performance from our investments in Brazilian resource companies. Although the outlook remains generally favorable, we continue to follow closely the implementation of monetary policy in the U.S. because of its potential implications for the global economic environment. A specific concern is that over-tightening by the Federal Reserve could lead to a recession in the U.S., which in turn could result in a slowing of worldwide economic activity.

This report contains the current opinions of the manager and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
You should consider the Fund’s investment objective, risks, and fees and expenses carefully before investing. For this and other important information, obtain a Harbor Fund prospectus by calling 1-800-422-1050 or visiting www.harborfund.com. You should read the prospectus carefully before investing.

INTERNATIONAL EQUITY

Harbor International Fund
FUND SUMMARY—April 30, 2006 (Unaudited)

INSTITUTIONAL CLASS
Fund #: 011
Cusip: 411511306
Ticker: HAINX
Inception Date: 12-29-1987
RETIREMENT CLASS
Fund #: 211
Cusip: 411511652
Ticker: HRINX
Inception Date: 11-01-2002
INVESTOR CLASS
Fund #: 411
Cusip: 411511645
Ticker: HIINX
Inception Date: 11-01-2002

 PORTFOLIO STATISTICS

	Portfolio	Benchmark

Number of Holdings	90	1,135
Number of Countries	20	21
Total Net Assets (000s)	$15,316,555	N/A
Weighted Average Market Cap ($MM)	$52,150.0	$57,070.0
Price/Earnings Ratio (P/E)	19.9x	21.9x
Price/Book Ratio (P/B)	3.3x	3.5x
Beta vs MSCI EAFE® Index	1.1	1.0
Portfolio Turnover Rate—Unannualized (6-Month Period Ended 04-30-2006)	5%	N/A
 SECTOR ALLOCATION (% of investments)
 PERFORMANCE
GROWTH OF A $10,000 INVESTMENT
For the period 05-01-1996 through 04-30-2006

The graph compares a $10,000 investment in the Fund with the performance of the MSCI EAFE® Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 1-800-422-1050 or visiting www.harborfund.com.

TOTAL RETURNS
For the periods ended 04-30-2006

			Average Annual
					Final Value
	6	1	5	10	of a $10,000
	Months	Year	Years	Years	Investment

Harbor International Fund

Institutional Class	29.77%	47.43%	15.93%	12.79%	$33,309
Retirement Class	29.62	47.05	15.65	12.51	32,508
Investor Class	29.48	46.76	15.44	12.31	31,921

Comparative Index

MSCI EAFE®	22.89%	33.49%	9.18%	6.68%	$19,090

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, the Fund’s adviser has voluntarily waived a portion of its management fee and/or absorbed Fund expenses, which has resulted in higher returns. Without these waivers, the returns would have been lower. Any existing waivers may be discontinued at any time without notice. The Fund has a redemption fee of 2.00% against shares that are held for less than 60 days. The performance of the Retirement and Investor Class shares prior to 11-01-2002 is based on the Fund’s Institutional Class shares’ performance, restated for the higher expense ratio of the respective class.

INTERNATIONAL EQUITY

Harbor International Fund
FUND SUMMARY—Continued

INSTITUTIONAL CLASS
Expense Ratio: 0.86%
Total Net Assets (000s):
  $14,477,871
RETIREMENT CLASS
Expense Ratio: 1.11%
Total Net Assets (000s):
  $129,982
INVESTOR CLASS
Expense Ratio: 1.26%
Total Net Assets (000s):
  $708,702

 FEES AND EXPENSE EXAMPLE
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2005 through April 30, 2006.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account	Ending Account
	Value	Value	Expenses Paid During
	(November 1, 2005)	(April 30, 2006)	Period*

Institutional Class
Actual	$1,000.00	$1,297.72	$4.89
Hypothetical (5% return)	1,000.00	1,020.43	4.31

Retirement Class
Actual	$1,000.00	$1,296.17	$6.31
Hypothetical (5% return)	1,000.00	1,019.19	5.56

Investor Class
Actual	$1,000.00	$1,294.80	$7.17
Hypothetical (5% return)	1,000.00	1,018.44	6.31

*	Expenses are equal to the Fund annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

INTERNATIONAL EQUITY

Harbor International Fund
PORTFOLIO OF INVESTMENTS—April 30, 2006 (Unaudited)

Equity Holdings by Country (% of net assets)
(Excludes net cash and short-term investments of 2.9%)

Japan (JP)	16.1
United Kingdom (UK)	13.3
France (FR)	12.6
Switzerland (SWS)	12.2
Germany (GER)	8.5
Brazil (BR)	7.3
Malaysia (MAL)	3.9
Sweden (SW)	3.8
Australia (AUS)	2.9
Singapore (SGP)	2.4
Norway (NOR)	2.1
Finland (FIN)	2.0
Italy (IT)	1.9
Spain (SP)	1.9
Denmark (DEN)	1.7
China (CHN)	1.5
Netherlands (NET)	1.3
Hong Kong (HK)	0.7
South Africa (S. AFR)	0.6
India (IND)	0.4

COMMON STOCKS—91.0%
		Value
Shares		(000s)

AIR FREIGHT & LOGISTICS—0.1%
715,000	Deutsche Post AG (GER)	$19,067

AUTO COMPONENTS—3.8%
3,222,000	Continental AG (GER)	383,569
2,762,345	Michelin (CGDE) Cl. B (FR)	199,236

		582,805

AUTOMOBILES—2.3%
2,181,700	Peugeot SA (FR)	143,344
3,667,000	Toyota Motor Corp. (JP)	214,222

		357,566

BEVERAGES—1.7%
15,675,901	Diageo plc (UK)	257,781

BUILDING PRODUCTS—2.9%
15,125,000	Asahi Glass Co. Ltd. (JP)	213,385
3,003,724	Compagnie de Saint-Gobain (FR)	225,377

		438,762

CAPITAL MARKETS—3.1%
10,069,000	Nomura Holdings Inc. (JP)	227,434
2,077,188	UBS AG—Registered (SWS)	243,785

		471,219

CHEMICALS—2.4%
3,285,700	Linde AG (GER)	294,102
2,317,638	The BOC Group plc (UK)	65,671

		359,773

COMMERCIAL BANKS—14.4%
3,175,000	Banco Popolare di Verona e Novara S.c.r.l. (IT)	89,375
16,599,534	Banco Santander Central Hispano SA—Registered (SP)	256,240
18,691,000	Bank of Yokohama Ltd. (JP)	146,094
5,465,000	Commerzbank AG (GER)	226,588
5,917,977	Credit Agricole SA (FR)	238,245
18,065,000	DBS Group Holdings Ltd. (SGP)	203,349
6,200,000	HSBC Holdings plc (UK)	106,981
54,100,000	Malayan Banking Berhad (MAL)	165,691
12,000	Mitsubishi Tokyo Financial Group Inc. (JP)	187,610
9,459,358	Standard Chartered plc (UK)	250,166
15,700,000	Sumitomo Trust and Banking Co. Ltd. (JP)	166,545
15,674,842	United Overseas Bank Ltd. (SGP)	161,677

		2,198,561

COMMUNICATIONS EQUIPMENT—1.6%
484,360	Ericsson (LM) Tel Ab Cl. B ADR (SW)[1]*	17,181
64,906,218	Ericsson (LM) Tel Ab Series B (SW)*	230,351

		247,532

CONSTRUCTION MATERIALS—1.6%
2,940,000	Holcim Ltd.— Registered (SWS)	246,638

CONSUMER FINANCE—1.9%
970,000	ORIX Corp. (JP)	291,562

DIVERSIFIED FINANCIAL SERVICES—2.8%
4,671,007	ING Groep NV (NET)	190,585
12,025,000	Investor Ab Cl. B (SW)	235,403

		425,988

DIVERSIFIED TELECOMMUNICATION SERVICES—1.1%
1,900,600	Telefonica SA (SP)	30,432
49,000,000	Telekom Malaysia Berhad (MAL)	131,756

		162,188

ELECTRICAL EQUIPMENT—2.9%
31,400,000	ABB Ltd. (SWS)*	447,542

ELECTRONIC EQUIPMENT & INSTRUMENTS—1.3%
4,840,000	Hoya Corp. (JP)	195,493

FOOD PRODUCTS—2.3%
10,950,000	Cadbury Schweppes plc (UK)	108,005
787,000	Nestle SA—Registered (SWS)	239,941

		347,946

HOTELS, RESTAURANTS & LEISURE—3.1%
3,910,357	Accor SA (FR)	246,000
21,900,000	Genting Berhad (MAL)	154,011
22,200,000	Resorts World Berhad (MAL)	82,025

		482,036

HOUSEHOLD DURABLES—0.9%
2,848,300	Sony Corp. (JP)	139,272

INDUSTRIAL CONGLOMERATES—0.4%
38,500,000	Sime Darby Berhad (MAL)	64,251

INSURANCE—4.0%
1,250,000	Allianz AG—Registered (GER)	209,128
6,148,956	AXA SA (FR)	225,146
1,245,000	Munchener Ruckversicherungs-Gesellschaft AG (Munich Re)—Registered (GER)	176,273

		610,547

LEISURE EQUIPMENT & PRODUCTS—1.1%
8,925,000	Nikon Corp. (JP)	175,295

INTERNATIONAL EQUITY

Harbor International Fund
PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued
		Value
Shares		(000s)

MACHINERY—2.0%
3,335,000	Atlas Copco Ab Series A (SW)	$98,614
2,268,000	Fanuc Ltd. (JP)	214,372

		312,986

MEDIA—2.0%
5,195,000	JCDecaux SA (FR)*	155,428
3,440,000	Publicis Groupe SA (FR)	142,972

		298,400

METALS & MINING—6.5%
2,069,574	Anglo American plc (UK)	88,522
9,587,480	Anglo American plc ADR (UK)[1]	206,610
1,768,000	AngloGold Ashanti Ltd. ADR (S. AFR)[1]	96,674
21,325,484	BHP Billiton (AUS)	438,578
2,861,657	Rio Tinto plc—Registered (UK)	157,786

		988,170

OFFICE ELECTRONICS—1.9%
3,865,000	Canon Inc. (JP)	293,647

OIL, GAS & CONSUMABLE FUELS—10.4%
16,233,662	BG Group plc (UK)	216,302
19,527,429	BP plc (UK)	238,704
358,000,000	China Petroleum & Chemical Corp (Sinopec Corp.) (CHN)	229,044
6,687,700	Eni SpA (IT)	204,654
603,932	Royal Dutch Shell plc Cl. A (UK)	20,584
25,285	Royal Dutch Shell plc Cl. A (NET)	865
2,365,000	Royal Dutch Shell plc Cl. A ADR (UK)[1]	161,128
9,595,000	Statoil ASA (NOR)	314,338
772,744	Total SA Series B (FR)	213,253

		1,598,872

PAPER & FOREST PRODUCTS—3.2%
3,440,000	Aracruz Celulose SA ADR (BR)[1]	189,475
4,775,000	Stora Enso Oyj (FIN)	74,710
9,955,000	UPM-Kymmene Corp. (FIN)	233,109

		497,294

PERSONAL PRODUCTS—1.0%
1,575,000	L’Oreal SA (FR)	145,980

PHARMACEUTICALS—4.3%
3,626,690	Novartis AG—Registered (SWS)	207,862
4,088,100	Novo Nordisk A/S Series B (DEN)	264,012
1,190,000	Roche Holding Ltd. (SWS)	182,633

		654,507

REAL ESTATE—0.0%
1,457,484	United Overseas Land Ltd. (SGP)	2,827

TEXTILES, APPAREL & LUXURY GOODS—1.9%
5,670,800	Compagnie Financiere Richemont AG Cl. A (SWS)	293,736

THRIFTS & MORTGAGE FINANCE—0.4%
1,905,000	Housing Development Finance Corp. (IND)	54,787

TOBACCO—1.0%
6,031,425	British American Tobacco plc (UK)	153,684

WIRELESS TELECOMMUNICATION SERVICES—0.7%
19,525,000	China Mobile (Hong Kong) Ltd. (HK)	112,962
45,069	China Mobile (Hong Kong) Ltd. ADR (HK)[1]	1,301

		114,263

TOTAL COMMON STOCKS (Cost $7,603,714)		13,930,977

PREFERRED STOCKS—6.1%
COMMERCIAL BANKS—1.8%
7,340,376	Banco Bradesco SA (BR)	279,968

METALS & MINING—1.7%
5,724,000	Companhia Vale do Rio Doce Cl. A (BR)	253,699

OIL, GAS & CONSUMABLE FUELS—2.6%
18,081,000	Petroleo Brasileiro SA — PETROBRAS (BR)	400,520

TOTAL PREFERRED STOCKS (Cost $130,631)		934,187

SHORT-TERM INVESTMENTS—2.5%
Principal
Amount
(000s)

COMMERCIAL PAPER
	American Express Credit Corp. Yrs. 3&4
$45,000	4.650%—05/01/2006	45,000
41,094	4.680%—05/03/2006	41,094
33,802	4.770%—05/04/2006	33,802

		119,896

	Citigroup Funding Inc.
33,803	4.750%—05/08/2006	33,803
41,094	4.760%—05/02/2006	41,094

		74,897

	General Electric Capital Corp.
39,840	4.650%—05/01/2006	39,840
39,841	4.740%—05/03/2006	39,841
41,094	4.750%—05/04/2006	41,094

		120,775

	Prudential Funding Corp.
39,840	4.650%—05/02/2006	39,840
33,802	4.760%—05/05/2006	33,802

		73,642

TOTAL SHORT-TERM INVESTMENTS (Cost $389,210)		389,210

TOTAL INVESTMENTS—99.6% (Cost $8,123,555)		15,254,374

CASH AND OTHER ASSETS, LESS LIABILITIES—0.4%		62,181

TOTAL NET ASSETS—100.0%		$15,316,555

1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

*	Non-income producing security.
The accompanying notes are an integral part of the financial statements.

INTERNATIONAL EQUITY

Harbor International Growth Fund
MANAGER’S COMMENTARY (Unaudited)

SUBADVISER
Marsico Capital
Management, LLC
1200 17th Street
Suite 1600
Denver, CO 80202
James Gendelman
Portfolio Manager (since 2004)
Marsico has subadvised the Fund since March 1, 2004.
INVESTMENT GOAL
Long-term growth of capital.
PRINCIPAL STYLE CHARACTERISTICS
Foreign companies selected for long-term growth potential.

 TOP TEN HOLDINGS (% of net assets)

America Movil SA de C.V. Series L ADR	4.2%
UBS AG—Registered	4.1
CEMEX SA de C.V. ADR	3.9
Continental AG	3.9
Vallourec SA	3.2
Talisman Energy Inc.	3.1
ABB Ltd.	3.0
Hypo Real Estate Holding AG	3.0
Veolia Environnement SA	2.6
Marubeni Corp.	2.5
 REGION BREAKDOWN
 FUND CATEGORY
 TOP 10 COUNTRIES (% of net assets)

Japan	20.7%
Switzerland	14.1
United Kingdom	9.6
France	9.1
Mexico	8.1
Canada	7.9
Germany	7.9
Hong Kong	3.9
Brazil	3.5
Australia	2.2
 MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Market Review
International stocks in both developed and emerging markets posted strong gains for the six months ended April 30, 2006, substantially outperforming their U.S. equity counterparts. Equity market returns in developed countries, as measured by the performance of the MSCI EAFE® Index, totaled 22.89%, more than twice that of U.S. large capitalization stocks, as measured by the performance of the S&P 500 Index, which was up 9.64%.
From an economic sector perspective, international equity market strength was powerful and widespread. All 10 sectors in the MSCI EAFE® Growth Index had gains, including seven—materials, industrials, information technology, financials, consumer discretionary, utilities, and energy—that were in excess of 20%. Telecommunications services, which posted a modest increase of 1%, was the lowest-performing sector. International growth equity returns modestly trailed their value-oriented counterparts.
Performance
The Harbor International Growth Fund outperformed its benchmark by a substantial margin. The Fund returned 29.61% (Institutional Class), 29.40% (Investor Class), and 29.40% (Retirement Class) in U.S. dollar terms, while the MSCI EAFE® Growth Index had a total return of 22.26%.
Several factors emerged as significant positive contributors to the Fund’s performance:

•	Stock Selection and Positioning in the Telecommunications Services Sector. America Movil SA, a mobile telecommunications provider in Latin America, was among the best performing stocks in the portfolio, with a return of 41%. As telecommunications was the weakest-performing area in the index, our decision to have a below-benchmark posture also added value.

•	Stock Selection in the Consumer Discretionary Sector. The Fund’s consumer discretionary holdings had an aggregate return of 34%. Performance benefited from several industry groups within this sector. In the automobiles & components group, positions in Continental AG (up 56%), the German auto-components company, and Toyota, the Japanese car manufacturer,

INTERNATIONAL EQUITY

Harbor International Growth Fund
MANAGER’S COMMENTARY—Continued

helped boost the Fund’s overall return. In retailing, Yamada Denki, a Japan-headquartered consumer electronics retailer, rose 25% and in specialty retailing, Carphone Warehouse, a UK-based provider of mobile communications products and services, gained 77%, British pub and restaurant operator Enterprise Inns plc rose 25%. In the media group, JCDecaux SA, an outdoor advertising company headquartered in France, rose 46%.

•	Stock Selection in the Industrials Sector. Industrial companies were among the Fund’s strongest-performing individual holdings. These included Vallourec SA (up 91%), a French-based manufacturer of carbon steel and low alloy tubes; Swiss power and automation company ABB Ltd (up 28%); Canadian National Railway (up 25%); and VINCI SA (up 29% prior to being sold), a construction contractor and infrastructure concessions operator based in France.

•	Stock Selection in the Financials Sector. Swiss bank UBS AG posted a return of 42%. Stock selection in the real estate industry also was strong, led by positions that included Germany-based Hypo Real Estate (up 45%), Japan-based Sumitomo Realty & Development Co. (up 65%), and Singapore-based real estate developer and management company CapitaLand Ltd. (up 65%).

•	Stock Selection in the Energy Sector. The MSCI EAFE® Growth Index’s energy sector posted a return of 21%, while the Fund’s energy-related investments had an aggregate gain of 32%. Petroleo Brasileiro SA (up 56%), a Brazilian integrated oil and gas company, Canadian oil and gas exploration and production company Talisman Energy (up 27%), and Acergy SA (up 56%), a provider of a variety of services to sub-sea oil and gas operations, all posted strong results.
Although the Fund’s overall return exceeded its benchmark by a considerable margin, a few factors had negative effects on investment results. Overall, the Fund’s investments in the materials sector generated a strong return of 23%; however, that lagged the index sector return of 36%. In particular, two of the Fund’s materials-related positions struggled. Cia Vale do Rio Doce, a Brazilian mining and logistics company, and Swiss chemicals company Syngenta declined by 13% and 4%, respectively. Cia Vale do Rio Doce was not held in the Fund as of April 30, 2006. In addition, Japanese supermarket and department store operator Seiyu and fashion company Esprit Holdings were among the Fund’s weakest performing individual positions.
Outlook and Strategy
As of April 30, 2006, the largest economic sector allocations in the portfolio included financials, consumer discretionary, industrials and materials. The Fund generally maintained underweighted postures, relative to its benchmark, in materials, health care, industrials, telecommunications services, and utilities.
We continue to focus on identifying companies with attributes such as improving profitability, market share leadership, improving free cash flow generation, strong balance sheets, high-quality management teams, and equity valuations that we believe are reasonable in the context of projected earnings growth rates. We believe companies with these types of attributes offer compelling long-term growth potential.

This report contains the current opinions of the manager and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
You should consider the Fund’s investment objective, risk, and fees and expenses carefully before investing. For this and other important information, obtain a Harbor Fund prospectus by calling 1-800-422-1050 or visiting www.harborfund.com. You should read the prospectus carefully before investing.

INTERNATIONAL EQUITY

Harbor International Growth Fund
FUND SUMMARY—April 30, 2006 (Unaudited)

INSTITUTIONAL CLASS
Fund #: 017
Cusip: 411511801
Ticker: HAIGX
Inception Date: 11-01-1993
RETIREMENT CLASS
Fund #: 217
Cusip: 411511637
Ticker: HRIGX
Inception Date: 11-01-2002
INVESTOR CLASS
Fund #: 417
Cusip: 411511629
Ticker: HIIGX
Inception Date: 11-01-2002

 PORTFOLIO STATISTICS

	Portfolio	Benchmark

Number of Holdings	54	678
Number of Countries	17	21
Total Net Assets (000s)	$244,638	N/A
Weighted Average Market Cap ($MM)	$39,680.0	$54,330.0
Price/Earnings Ratio (P/E)	25.2x	25.9x
Price/Book Ratio (P/B)	4.5x	4.7x
Beta vs MSCI EAFE® Growth Index	1.1	1.0
Portfolio Turnover Rate—Unannualized (6-Month Period Ended 04-30-2006)	55%	N/A
 SECTOR ALLOCATION (% of investments)
 PERFORMANCE
GROWTH OF A $10,000 INVESTMENT
For the period 05-01-1996 through 04-30-2006

The graph compares a $10,000 investment in the Fund with the performance of the MSCI EAFE® Growth Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 1-800-422-1050 or visiting www.harborfund.com.

TOTAL RETURNS
For the periods ended 04-30-2006

			Average Annual
					Final Value
	6	1	5	10	of a $10,000
	Months	Year	Years	Years	Investment

Harbor International Growth Fund

Institutional Class	29.61%	45.91%	1.14%	1.83%	$11,989
Retirement Class	29.40	45.35	0.97	1.62	11,739
Investor Class	29.40	45.20	0.83	1.45	11,553

Comparative Index

MSCI EAFE® Growth	22.26%	32.82%	7.06%	4.15%	$15,013

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, the Fund’s adviser has voluntarily waived a portion of its management fee and/or absorbed Fund expenses, which has resulted in higher returns. Without these waivers, the returns would have been lower. Any existing waivers may be discontinued at any time without notice. The Fund has a redemption fee of 2.00% against shares that are held for less than 60 days. The performance of the Retirement and Investor Class shares prior to 11-01-2002 is based on the Fund’s Institutional Class shares’ performance, restated for the higher expense ratio of the respective class.

INTERNATIONAL EQUITY

Harbor International Growth Fund
FUND SUMMARY—Continued

INSTITUTIONAL CLASS
Expense Ratio: 0.95%
Total Net Assets (000s):
  $225,461
RETIREMENT CLASS
Expense Ratio: 1.20%
Total Net Assets (000s):
  $93
INVESTOR CLASS
Expense Ratio: 1.36%
Total Net Assets (000s):
  $19,084

 FEES AND EXPENSE EXAMPLE
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2005 through April 30, 2006.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account	Ending Account
	Value	Value	Expenses Paid During
	(November 1, 2005)	(April 30, 2006)	Period*

Institutional Class
Actual	$1,000.00	$1,296.11	$5.41
Hypothetical (5% return)	1,000.00	1,019.98	4.76

Retirement Class
Actual	$1,000.00	$1,293.97	$6.82
Hypothetical (5% return)	1,000.00	1,018.74	6.01

Investor Class
Actual	$1,000.00	$1,293.96	$7.73
Hypothetical (5% return)	1,000.00	1,017.80	6.95

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

INTERNATIONAL EQUITY

Harbor International Growth Fund
PORTFOLIO OF INVESTMENTS—April 30, 2006 (Unaudited)

Equity Holdings by Country (% of net assets)
(Excludes net cash and short-term investments of 2.5%)

Japan (JP)	20.7
Switzerland (SWS)	14.1
United Kingdom (UK)	9.6
France (FR)	9.1
Mexico (MEX)	8.1
Canada (CAN)	7.9
Germany (GER)	7.9
Hong Kong (HK)	3.9
Brazil (BR)	3.5
Australia (AUS)	2.2
South Korea (S. KOR)	2.1
Austria (AUT)	2.0
India (IND)	1.5
Singapore (SGP)	1.5
Norway (NOR)	1.4
Ireland (IE)	1.0
Sweden (SW)	1.0

COMMON STOCKS—97.5%
		Value
Shares		(000s)

AEROSPACE & DEFENSE—1.0%
322,536	BAE SYSTEMS plc (UK)	$2,447

AUTO COMPONENTS—3.9%
80,269	Continental AG (GER)	9,556

AUTOMOBILES—2.5%
102,600	Toyota Motor Corp. (JP)	5,994

BEVERAGES—2.0%
304,393	Diageo plc (UK)	5,006

BIOTECHNOLOGY—1.2%
68,726	CSL Ltd. (AUS)	3,001

CAPITAL MARKETS—4.1%
85,072	UBS AG—Registered (SWS)	9,984

CHEMICALS—5.0%
87,541	Lonza Group Ltd.—Registered (SWS)	6,209
43,568	Syngenta AG—Registered (SWS)	6,055

		12,264

COMMERCIAL BANKS—8.3%
143,578	Anglo Irish Bank Corporation plc (IE)	2,359
63,785	Erste Bank der oesterreichischen Sparkassen AG (AUT)	3,871
15,810	Erste Bank der oesterreichischen Sparkassen AG (AUT)[1]	948
133,382	ICICI Bank Ltd. ADR (IND)[2]	3,659
373	Mitsubishi Tokyo Financial Group Inc. (JP)	5,831
44,740	Unibanco Holdings SA GDR (BR)[3]	3,550

		20,218

COMMUNICATIONS EQUIPMENT—1.0%
68,626	Ericsson (LM) Tel Ab Cl. B ADR (SW)[2]*	2,434

CONSTRUCTION MATERIALS—3.9%
141,668	CEMEX SA de C.V. ADR (MEX)[2]	9,565

CONSUMER FINANCE—1.4%
65,100	Credit Saison Co. Ltd. (JP)	3,417

ELECTRICAL EQUIPMENT—3.0%
517,433	ABB Ltd. (SWS)*	7,375

ELECTRONIC EQUIPMENT & INSTRUMENTS—3.0%
44,100	Murata Manufacturing Co. Ltd. (JP)	3,204
186,000	Nippon Electric Glass Co. Ltd. (JP)	4,168

		7,372

ENERGY EQUIPMENT & SERVICES—1.4%
216,798	Acergy SA (NOR)*	3,534

FOOD & STAPLES RETAILING—4.7%
44,889	METRO AG (GER)	2,545
142,402	Shoppers Drug Mart Corp. (CAN)	5,642
1,367,000	The SEIYU Ltd. (JP)	3,356

		11,543

HOTELS, RESTAURANTS & LEISURE—2.7%
174,820	Enterprise Inns plc (UK)	2,973
2,078,000	Shangri-La Asia Ltd. (HK)	3,684

		6,657

HOUSEHOLD DURABLES—1.2%
114,522	Gafisa SA (BR)	1,169
35,600	Misawa Homes Holdings Inc. (JP)	1,874

		3,043

HOUSEHOLD PRODUCTS—2.3%
152,584	Reckitt Benckiser plc (UK)	5,557

LEISURE EQUIPMENT & PRODUCTS—1.9%
117,462	Sega Sammy Holdings Inc. (JP)	4,672

MACHINERY—4.1%
23,378	Fanuc Ltd. (JP)	2,210
5,943	Vallourec SA (FR)	7,729

		9,939

MEDIA—1.0%
84,087	JCDecaux SA (FR)*	2,516

METALS & MINING—1.0%
120,669	BHP Billiton (AUS)	2,482

MULTI-UTILITIES—2.6%
104,581	Veolia Environnement SA (FR)	6,250

OIL, GAS & CONSUMABLE FUELS—7.2%
301,409	BP plc (UK)	3,684
29,196	CNOOC Ltd. ADR (HK)[2]	2,414
39,321	Petroleo Brasileiro SA—PETROBRAS ADR (BR)[2]	3,886
135,581	Talisman Energy Inc. (CAN)	7,657

		17,641

PHARMACEUTICALS—2.5%
43,228	GlaxoSmithKline plc (UK)	1,224
32,151	Roche Holding Ltd. (SWS)	4,934

		6,158

REAL ESTATE—3.7%
1,140,000	CapitaLand Ltd. (SGP)	3,539
80,096	Leopalace21 Corp. (JP)	3,111
87,000	Sumitomo Realty & Development Co. Ltd. (JP)	2,302

		8,952

ROAD & RAIL—2.5%
135,477	Canadian National Railway Co. (CAN)	6,084

INTERNATIONAL EQUITY

Harbor International Growth Fund
PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued
		Value
Shares		(000s)

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—2.1%
7,400	Samsung Electronics Co. Ltd. (S. KOR)	$5,050

SPECIALTY RETAIL—4.3%
432,207	Carphone Warehouse Group plc (UK)	2,626
438,500	Esprit Holdings Ltd. (HK)	3,512
39,200	Yamada Denki Co. Ltd. (JP)	4,264

		10,402

TEXTILES, APPAREL & LUXURY GOODS—2.3%
52,523	LVMH Moet Hennessy Louis Vuitton SA (FR)	5,527

THRIFTS & MORTGAGE FINANCE—3.0%
103,617	Hypo Real Estate Holding AG (GER)	7,259

TRADING COMPANIES & DISTRIBUTORS—2.5%
1,079,000	Marubeni Corp. (JP)	6,211

WIRELESS TELECOMMUNICATION SERVICES—4.2%
278,835	America Movil SA de C.V. Series L ADR (MEX)[2]	10,292

TOTAL COMMON STOCKS (Cost $187,604)		238,402

SHORT-TERM INVESTMENTS—3.6%
(Cost $8,957)
Principal
Amount		Value
(000s)		(000s)

REPURCHASE AGREEMENTS
$8,957	Repurchase Agreement with State Street Corp. dated April 28, 2006 due May 1, 2006 at 4.100% collateralized by a FNMA Note (market value $9,136)	8,957

TOTAL INVESTMENTS—101.1% (Cost $196,561)		247,359

CASH AND OTHER ASSETS, LESS LIABILITIES—(1.1)%		(2,721)

TOTAL NET ASSETS—100.0%		$244,638

1	Securities exempt from registration under 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. The securities are priced by an independent pricing service selected by the adviser (Harbor Capital Advisors, Inc.) and are considered to be liquid under procedures established by the Board of Trustees. At April 30, 2006, these securities were valued at $948 or 0.39% of net assets.

2	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

3	GDR after the name of a holding stands for Global Depositary Receipts representing ownership of foreign securities. GDRs are issued by either U.S. or non-U.S. banking organizations.

*	Non-income producing security.
The accompanying notes are an integral part of the financial statements.

INTERNATIONAL EQUITY

Harbor International Equity Funds
STATEMENT OF ASSETS AND LIABILITIES—April 30, 2006 (Unaudited)

(All amounts in Thousands, except per share amounts)

		Harbor
	Harbor	International
	International	Growth

ASSETS
Investments, at identified cost*	$8,123,555	$196,561

Investments, at value	$15,254,374	$238,402
Repurchase agreements	—	8,957
Cash	—	1
Foreign currency, at value (cost: $5,117; $256)	5,173	262
Receivables for:
Investments sold	—	11,603
Capital shares sold	30,222	265
Dividends	50,083	427
Interest	218	3
Withholding tax receivable	4,565	135
Prepaid fund insurance	39	—

Total Assets	15,344,674	260,055

LIABILITIES
Payables for:
Investments purchased	4,187	14,992
Capital shares reacquired	9,636	238
Dividends to shareholders	263	—
Accrued expenses:
Management fees	8,397	110
12b-1 fees	161	4
Trustees’ fees and expenses	30	1
Transfer agent fees	760	13
Other	4,685	59

Total Liabilities	28,119	15,417

NET ASSETS	$15,316,555	$244,638

Net Assets Consist of:
Paid-in capital	$8,111,078	$680,853
Undistributed/(overdistributed) net investment income	(79,023)	438
Accumulated net realized gain/(loss)	153,434	(487,466)
Unrealized appreciation/(depreciation) of investments and translation of assets and liabilities in foreign currencies	7,131,066	50,813

	$15,316,555	$244,638

NET ASSET VALUE PER SHARE PER CLASS[1]:
Institutional Class
Net assets	$14,477,871	$225,461
Shares of beneficial interest[2]	245,739	17,884
Net asset value per share	$58.92	$12.61
Retirement Class
Net assets	$129,982	$93
Shares of beneficial interest[2]	2,214	7
Net asset value per share	$58.70	$12.60
Investor Class
Net assets	$708,702	$19,084
Shares of beneficial interest[2]	12,116	1,516
Net asset value per share	$58.49	$12.59

*	Including repurchase agreements and short-term investments.

1	Per share amounts can be recalculated when total net assets and shares of beneficial interest are not rounded to thousands.

2	Par value $0.01 (unlimited authorization).
The accompanying notes are an integral part of the financial statements.

INTERNATIONAL EQUITY

Harbor International Equity Funds
STATEMENT OF OPERATIONS—Six Months Ended April 30, 2006 (Unaudited)

(All amounts in Thousands)

		Harbor
	Harbor	International
	International	Growth

Investment Income:
Dividends	$147,292	$1,360
Interest	6,802	175
Securities lending income	—	—
Foreign taxes withheld	(12,071)	(126)

Total Investment Income	142,023	1,409
Operating Expenses:
Management fees	47,013	741
12b-1 fees:
Retirement Class	131	—
Investor Class	646	15
Shareholder communications	360	27
Custodian fees	3,078	89
Transfer agent fees:
Institutional Class	3,330	51
Retirement Class	29	—
Investor Class	556	13
Professional fees	198	3
Trustees’ fees and expenses	60	1
Registration fees	158	29
Miscellaneous	91	2

Total operating expenses	55,650	971
Transfer agent fees waived	—	—
Other expense reimbursements and reductions (Note 4)	(44)	(1)

Net operating expenses	55,606	970

Net Investment Income/(Loss)	86,417	439
Realized and Unrealized Gain/(Loss) on Investment Transactions:
Net realized gain/(loss) on:
Investments	165,450	18,802
Foreign currency transactions	(1,945)	(142)
Change in net unrealized appreciation/ (depreciation) of:
Investments	3,073,617	30,873
Translation of assets and liabilities in foreign currencies	1,534	11

Net gain/(loss) on investment transactions	3,238,656	49,544

Net Increase/(Decrease) in Net Assets Resulting from Operations	$3,325,073	$49,983

The accompanying notes are an integral part of the financial statements.

INTERNATIONAL EQUITY

Harbor International Equity Funds
STATEMENT OF CHANGES IN NET ASSETS

(All amounts in Thousands)

	Harbor		Harbor
	International		International Growth

	November 1,	November 1,	November 1,	November 1,
	2005	2004	2005	2004
	through	through	through	through
	April 30,	October 31,	April 30,	October 31,
	2006	2005	2006	2005

	(Unaudited)		(Unaudited)
INCREASE/(DECREASE) IN NET ASSETS:
Operations:
Net investment income/(loss)	$86,417	$131,278	$439	$1,251
Net realized gain/(loss) on investments	163,505	289,937	18,660	9,716
Net unrealized appreciation/(depreciation) of investments	3,075,151	1,439,208	30,884	11,372

Net increase/(decrease) in net assets resulting from operations	3,325,073	1,860,423	49,983	22,339

Distributions to Shareholders:
Net investment income:
Institutional Class	(226,365)	(109,365)	(546)	(1,101)
Retirement Class	(1,761)	(414)	—	—
Investor Class	(7,592)	(2,260)	(10)	(14)
Net realized gain on investments:
Institutional Class	(268,070)	(28,792)	—	—
Retirement Class	(2,262)	(122)	—	—
Investor Class	(10,543)	(771)	—	—

Total distributions to shareholders	(516,593)	(141,724)	(556)	(1,115)

Net Increase/(Decrease) Derived from Capital Stock Activity	1,776,072	1,232,980	34,957	(3,275)

Net increase/(decrease) in net assets	4,584,552	2,951,679	84,384	17,949
Net Assets:
Beginning of period	10,732,003	7,780,324	160,254	142,305

End of period*	$15,316,555	$10,732,003	$244,638	$160,254

* Includes undistributed/(over-distributed) net investment income of:	$(79,023)	$70,278	$438	$555
The accompanying notes are an integral part of the financial statements.

INTERNATIONAL EQUITY

Harbor International Equity Funds
STATEMENT OF CHANGES IN NET ASSETS—CAPITAL STOCK ACTIVITY

(All amounts and shares in Thousands)

	Harbor		Harbor
	International		International Growth

	November 1,	November 1,	November 1,	November 1,
	2005	2004	2005	2004
	through	through	through	through
	April 30,	October 31,	April 30,	October 31,
	2006	2005	2006	2005

	(Unaudited)		(Unaudited)
AMOUNT ($)
Institutional Class:
Net proceeds from sale of shares	$1,955,194	$2,212,425	$41,179	$41,044
Net proceeds from redemption fees	123	178	11	3
Reinvested in payment of distributions	418,976	115,091	538	1,067
Cost of shares reacquired	(830,842)	(1,289,471)	(16,314)	(48,435)

Net increase/(decrease) in net assets	$1,543,451	$1,038,223	$25,414	$(6,321)

Retirement Class:
Net proceeds from sale of shares	$50,389	$60,760	$43	$9
Net proceeds from redemption fees	1	1	— [a]	— [a]
Reinvested in payment of distributions	4,022	536	—	—
Cost of shares reacquired	(29,835)	(15,626)	(8)	—

Net increase/(decrease) in net assets	$24,577	$45,671	$35	$9

Investor Class:
Net proceeds from sale of shares	$238,134	$199,275	$10,705	$4,218
Net proceeds from redemption fees	6	7	1	— [a]
Reinvested in payment of distributions	16,906	2,801	9	15
Cost of shares reacquired	(47,002)	(52,997)	(1,207)	(1,196)

Net increase/(decrease) in net assets	$208,044	$149,086	$9,508	$3,037

SHARES
Institutional Class:
Shares sold	36,821	50,802	3,540	4,484
Shares issued in reinvestment of distributions	8,598	2,691	50	116
Shares reacquired	(15,784)	(29,616)	(1,434)	(5,394)

Net increase/(decrease) in shares outstanding	29,635	23,877	2,156	(794)
Beginning of period	216,104	192,227	15,728	16,522

End of period	245,739	216,104	17,884	15,728

Retirement Class:
Shares sold	955	1,374	4	1
Shares issued in reinvestment of distributions	83	13	—	—
Shares reacquired	(562)	(355)	(1)	—

Net increase/(decrease) in shares outstanding	476	1,032	3	1
Beginning of period	1,738	706	4	3

End of period	2,214	1,738	7	4

Investor Class:
Shares sold	4,500	4,569	925	453
Shares issued in reinvestment of distributions	349	66	1	2
Shares reacquired	(895)	(1,214)	(105)	(132)

Net increase/(decrease) in shares outstanding	3,954	3,421	821	323
Beginning of period	8,162	4,741	695	372

End of period	12,116	8,162	1,516	695

a	Less than $1.
The accompanying notes are an integral part of the financial statements.

INTERNATIONAL EQUITY

Harbor International Equity Funds
Financial Highlights
SELECTED PER SHARE DATA FOR THE PERIODS PRESENTED

HARBOR INTERNATIONAL FUND
	Institutional Class

	Six-Month		Year Ended October 31
	Period Ended
	April 30, 2006		2005	2004		2003		2002[c]	2001

	(Unaudited)
Net asset value beginning of period	$47.50		$39.37	$34.55		$26.69		$28.65	$38.85
Income from Investment Operations:
Net investment income/(loss)	.40		.63	.39	[d]	.47	[d]	.42 [d]	.57	[d]
Net realized and unrealized gains/(losses) on investments	13.27		8.21	5.50		8.27		(1.23)	(6.27)

Total from investment operations	13.67		8.84	5.89		8.74		(.81)	(5.70)

Less Distributions:
Dividends from net investment income	(1.03)		(.56)	(.51)		(.34)		(.27)	(.71)
Distributions from net realized capital gains[a]	(1.22)		(.15)	(.56)		(.54)		(.88)	(3.79)

Total distributions	(2.25)		(.71)	(1.07)		(.88)		(1.15)	(4.50)
Proceeds from redemption fees	—	[j]	— [j]	—	[j]	—	[j]	N/A	N/A

Net asset value end of period	58.92		47.50	39.37		34.55		26.69	28.65
Net assets end of period (000s)	$14,477,871		$10,265,053	$7,567,123		$5,449,385		$3,446,010	$3,497,357

Ratios and Supplemental Data (%):
Total return	29.77%[i]		22.63%	17.26%[e]		33.69%[e]		(3.19)%[e]	(16.40	)% [e]
Ratio of operating expenses to average net assets[b]	.86	[k]	.87	.86	[d]	.89	[d]	.87 [d]	.91	[d]
Ratio of operating expenses not imposed to average net assets	—		—	.01		.01		.06	.06
Ratio of operating expenses net of all offsets to average net assets	.86	[k]	.87	.86	[d]	.89	[d]	.87 [d]	.91	[d]
Ratio of net investment income/(loss) to average net assets	1.36	[k]	1.42	1.25	[d]	1.83	[d]	1.45 [d]	1.36	[d]
Portfolio turnover	5	[i]	13	12		21		16	7

HARBOR INTERNATIONAL GROWTH FUND
	Institutional Class

	Six-Month		Year Ended October 31
	Period Ended
	April 30, 2006		2005	2004[f]		2003		2002	2001

	(Unaudited)
Net asset value beginning of period	$9.76		$8.42	$7.92		$6.74		$8.44	$17.56
Income from Investment Operations:
Net investment income/(loss)	.01		.08	.04	[d]	.07	[d]	.06	—
Net realized and unrealized gains/(losses) on investments	2.87		1.33	.54		1.14		(1.76)	(7.30)

Total from investment operations	2.88		1.41	.58		1.21		(1.70)	(7.30)

Less Distributions:
Dividends from net investment income	(.03)		(.07)	(.08)		(.03)		—	—
Distributions from net realized capital gains[a]	—		—	—		—		—	(1.82)

Total Distributions	(.03)		(.07)	(.08)		(.03)		—	(1.82)
Proceeds from redemption fees	—	[j]	— [j]	—	[j]	—	[j]	N/A	N/A

Net asset value end of period	12.61		9.76	8.42		7.92		6.74	8.44
Net assets end of period (000s)	$225,461		$153,439	$139,148		$231,523		$256,108	$437,201

Ratios and Supplemental Data (%):
Total return	29.61%[i]		16.82%	7.32%[e]		18.07%[e]		(20.13)%	(45.53)%
Ratio of operating expenses to average net assets[b]	.95	[k]	1.00	.93	[d]	.98	[d]	.95	.89
Ratio of operating expenses not imposed to average net assets	—		—	.05		.01		—	—
Ratio of operating expenses net of all offsets to average net assets	.95	[k]	1.00	.93	[d]	.98	[d]	.95	.89
Ratio of net investment income/(loss) to average net assets	.25	[k]	.87	.48	[d]	.91	[d]	.60	.18
Portfolio turnover	55	[i]	183	216		234		317	63

See page 82 for notes to the International Equity Funds Financial Highlights.
The accompanying notes are an integral part of the financial statements.

INTERNATIONAL EQUITY

Retirement Class							Investor Class

Six-Month		Year Ended October 31					Six-Month		Year Ended October 31
Period Ended							Period Ended
April 30, 2006		2005	2004		2003[g]		April 30, 2006		2005	2004		2003[g]

(Unaudited)							(Unaudited)
$47.31		$39.25	$34.49		$26.69		$47.13		$39.12	$34.43		$26.69
.38		.58	.37	[d]	.61	[d]	.46		.51	.34	[d]	.47	[d]
13.18		8.13	5.41		8.06		13.00		8.08	5.36		8.14

13.56		8.71	5.78		8.67		13.46		8.59	5.70		8.61

(.95)		(.50)	(.46)		(.33)		(.88)		(.43)	(.45)		(.33)
(1.22)		(.15)	(.56)		(.54)		(1.22)		(.15)	(.56)		(.54)

(2.17)		(.65)	(1.02)		(.87)		(2.10)		(.58)	(1.01)		(.87)
—	[j]	— [j]	—	[j]	—	[j]	—	[j]	— [j]	—	[j]	—	[j]

58.70		47.31	39.25		34.49		58.49		47.13	39.12		34.43
$129,982		$82,247	$27,727		$5,808		$708,702		$384,703	$185,474		$59,472

29.62%[i]		22.35%	16.96	% [e]	33.42%[e]		29.48%[i]		22.10%	16.76	% [e]	33.20%[e]
1.11	[k]	1.12	1.11	[d]	1.14	[d]	1.26	[k]	1.30	1.29	[d]	1.31	[d]
—		—	.01		.01		—		—	.01		.01
1.11	[k]	1.12	1.11	[d]	1.14	[d]	1.26	[k]	1.30	1.29	[d]	1.31	[d]
1.12	[k]	1.27	1.11	[d]	1.90	[d]	1.01	[k]	1.02	.92	[d]	1.46	[d]
5	[i]	13	12		21		5	[i]	13	12		21

Retirement Class							Investor Class

Six-Month		Year Ended October 31					Six-Month		Year Ended October 31
Period Ended							Period Ended
April 30, 2006		2005	2004[f]		2003[g]		April 30, 2006		2005		2004[f]		2003[g]

(Unaudited)							(Unaudited)
$9.75		$8.42	$7.92		$6.74		$9.74		$8.41		$7.92		$6.74
.03		.07	.01	[d]	.03	[d]	.01		.05		.04	[d]	.04	[d]
2.83		1.31	.57		1.18		2.85		1.32		.52		1.17

2.86		1.38	.58		1.21		2.86		1.37		.56		1.21

(.01)		(.05)	(.08)		(.03)		(.01)		(.04)		(.07)		(.03)
—		—	—		—		—		—		—		—

(.01)		(.05)	(.08)		(.03)		(.01)		(.04)		(.07)		(.03)
—	[j]	— [j]	—	[j]	—	[j]	—	[j]	—	[j]	—	[j]	—	[j]

12.60		9.75	8.42		7.92		12.59		9.74		8.41		7.92
$93		$43	$29		$—		$19,084		$6,772		$3,128		$383

29.40%[i]		16.46%	7.31%[e]		18.07%[e]		29.40%[i]		16.31	% [e]	7.04%[e]		18.02%[e]
1.20	[k]	1.24	1.19	[d]	N/A	[h]	1.36	[k]	1.39		1.39	[d]	1.40	[d]
—		—	.05		—		—		.02		.04		.01
1.20	[k]	1.24	1.19	[d]	N/A	[h]	1.36	[k]	1.39		1.39	[d]	1.40	[d]
.20	[k]	.57	.37	[d]	N/A	[h]	(.04)[k]		.35		.32	[d]	.49	[d]
55	[i]	183	216		234		55	[i]	183		216		234

INTERNATIONAL EQUITY

Harbor International Equity Funds Financial Highlights—Continued
SELECTED PER SHARE DATA FOR THE PERIODS PRESENTED

a	Includes both short-term and long-term capital gains.

b	Percentage does not reflect reduction for credit balance arrangements from custodian. (See Note 4 to Financial Statements).

c	After the close of business on October 31, 2002, Harbor International Fund II was merged with and into Harbor International Fund.

d	Reflects the Adviser’s waiver of a portion of its management fees and/or other operating expenses.

e	The total returns would have been lower had certain expenses not been waived during the periods shown.

f	Effective March 1, 2004, Harbor International Growth Fund appointed Marsico Capital Management, LLC as its Subadviser.

g	Commenced operations November 1, 2002.

h	Assets in this class were too small to incur any income or expense.

i	Unannualized.

j	Less than $0.01.

k	Annualized.
The accompanying notes are an integral part of the financial statements.

INTERNATIONAL EQUITY

[THIS PAGE INTENTIONALLY LEFT BLANK]

INTERNATIONAL EQUITY

Harbor Fixed Income Funds
Harbor High-Yield Bond Fund
MANAGERS’ COMMENTARY (Unaudited)

SUBADVISER
Shenkman Capital
Management, Inc.
461 Fifth Avenue
22nd Floor
New York, NY 10017
Mark Shenkman
Portfolio Manager (since 2002)
Mark Flanagan, CFA, CPA
Portfolio Manager (since 2002)
Frank Whitley
Portfolio Manager (since 2002)
Robert Stricker, CFA
Portfolio Manager (since 2003)
Steven Schweitzer
Portfolio Manager (since 2004)
Shenkman Capital has subadvised the Fund since its inception in 2002.
INVESTMENT GOAL
Total return.
PRINCIPAL STYLE CHARACTERISTICS
High-yield bonds.

 TOP TEN HOLDINGS (% of net assets)

R.H. Donnelley Corp.	1.5%
Crown Castle International	1.0
Cablevision Systems Corp.	1.0
Insight Communications Co. Inc.	0.9
Alomosa (Delaware) AirGate PCS Inc.	0.9
Alpha Natural Resources LLC	0.9
Brickman Group Ltd. Series B	0.9
American Cellular Corp. Series B	0.9
NationsRent Cos. Inc.	0.9
Kabel Deutschland GmbH	0.9
 FUND CATEGORY
 MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Market Review
The high-yield market posted a solid performance for the six months ended April 30, 2006. This was in sharp contrast to other fixed income markets, as both the Merrill Lynch U.S. Treasury Index and the Merrill Lynch U.S. Corporate Master Index were relatively flat. The vital signs of the high-yield market remained healthy and robust. While many pundits had predicted a difficult market environment, the Merrill Lynch High-Yield Master II Index returned 4.98%, outperforming all other U.S. fixed income sectors. During the six months, the 10-year Treasury Note had a significant move as the yield rose from 4.55% to 5.05%.
The fact that high-yield outperformed in a rising interest rate environment is not unusual, as the historical correlation between the high-yield market and rising interest rates is low. However, the high-yield market got an additional boost in the latter part of the fiscal half-year as new issuance significantly lagged overall demand. Some key highlights driving the market during the reporting period included the following: triple-C-rated and lower-priced securities outperformed better quality and par-plus securities; yield spreads continued to compress; and default rates declined further. In our judgment, spread contraction is a direct result of falling default rates, which ended April at a remarkably low 1.65%, according to Moody’s Investor Service. Given the stable U.S. economy, we anticipate that default rates may continue to fall in 2006, despite ongoing turbulence in the automotive sector.
Key economic developments during the fiscal half-year included the U.S. Federal Reserve’s 15th consecutive interest rate increase, escalating oil prices, and continued strength in the U.S. labor markets. After a relatively disappointing 1.7% annualized growth rate over the final three months of calendar year 2005, the U.S. economy grew at an impressive 4.8% during the first quarter of 2006. This growth occurred despite the 375 basis-point rise in the federal funds rate since June 2004.
Indeed, the U.S. Department of Commerce recently reported that pretax profits for U.S. corporations surged 14.4% during the fourth quarter of 2005, the greatest increase since 1992. Corporate profits represented 11.6% of GDP during the fourth quarter of 2005, its largest share since 1966. With corporations generating significant cash flow, many analysts expect businesses to allocate more money to capital expenditures, which could offset any decline in spending by consumers. However, consumers so far seem to be relatively unconcerned that higher energy costs and interest rates may threaten to empty their pocketbooks. Consumer confidence soared in April to its highest level since May 2002, and retail sales in February were 6.5% higher than they were one year earlier, as labor market gains supported Americans’ incomes.
Despite the strengthening labor market, inflation appears subdued. Housing starts slid by 7.9% in February, but the housing market has not fallen apart as some pundits had predicted in the wake of rising mortgage rates and record home prices. In fact, the decline in housing starts has been milder than many analysts anticipated.

FIXED INCOME

Harbor High-Yield Bond Fund
MANAGERS’ COMMENTARY—Continued

Performance
The Harbor High-Yield Bond Fund generated a positive return of 4.85% (Institutional Class), 4.65% (Investor Class), and 4.78% (Retirement Class) for the six months ended April 30, 2006, while the Merrill Lynch High-Yield Master II Index returned 4.98%.
Some of the key drivers of the Fund’s positive performance were holdings in the cable, gaming, services, telecom, and technology sectors. The portfolio also benefited by avoiding two highly levered issuers that are large components of the overall market but do not meet Shenkman Capital’s credit quality standards, as these credits significantly underperformed. The portfolio continues to be well-positioned from both a credit and interest rate perspective. The portfolio has an average rating of B2/B and an average duration of 3.49 years.
Outlook and Strategy
The high-yield sector appears to be on its way to posting its fourth consecutive year of outperformance versus other U.S. fixed income sectors. The high-yield market’s return of 4.98% for the fiscal half-year was in sharp contrast to investment grade corporates and U.S. Treasuries, which posted low returns of 0.04% and 0.15%, respectively.
In our view, investors have already substantially discounted a federal funds rate of 5.25%. If inflation remains at current levels and the U.S. job market does not tighten significantly from current levels, the Fed will most likely be nearing the end of its credit tightening cycle. However, further increases beyond a 5.25% federal funds rate could damage the equity market’s rally and dampen investor demand for high-yield.
We believe that investors’ need for current income remains a solid pillar of support for the high-yield market. In addition, we are encouraged that investors’ expectations for high-yield performance remain relatively low. With many investors focused on other asset classes, the high-yield market may quietly continue to produce respectable returns that are supported by solid fundamental factors, including steady economic growth and low default rates, as well as several positive technical factors, such as a limited supply of securities and robust demand for current income. We believe that the combination of these factors should allow the high-yield market to continue to outperform other fixed income sectors in 2006.

This report contains the current opinions of the managers and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Fixed income investments are affected by interest rate changes and the creditworthiness of the issues held by the Fund. A rise in interest rates will cause a decrease in the value of fixed income securities. Such an event would have an adverse effect on the Harbor High-Yield Bond Fund. High-yield investing poses additional credit risk related to lower-rated bonds. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
You should consider the Fund’s investment objective, risks, and fees and expenses carefully before investing. For this and other important information, obtain a Harbor Fund prospectus by calling 1-800-422-1050 or visiting www.harborfund.com. You should read the prospectus carefully before investing.

FIXED INCOME

Harbor High-Yield Bond Fund
FUND SUMMARY—April 30, 2006 (Unaudited)

INSTITUTIONAL CLASS
Fund #: 024
Cusip: 411511553
Ticker: HYFAX
Inception Date: 12-01-2002
RETIREMENT CLASS
Fund #: 224
Cusip: 411511546
Ticker: HYFRX
Inception Date: 12-01-2002
INVESTOR CLASS
Fund #: 424
Cusip: 411511538
Ticker: HYFIX
Inception Date: 12-01-2002

 PORTFOLIO STATISTICS

	Portfolio	Benchmark

Number of Holdings	211	1,850
Total Net Assets (000s)	$31,245	$618,150
Average Market Coupon	8.2%	8.0%
Yield to Maturity	7.2%	8.3%
Weighted Average Maturity	6.8 years	7.1 years
Weighted Average Duration	3.5 years	4.6 years
Weighted Average Credit Quality	B2/B	B1
R-Squared	65.8%	100%
Beta vs Merrill Lynch High-Yield Master II Index	0.5	1.0
Portfolio Turnover Rate—Unannualized (6-Month Period Ended 04-30-2006)	25%	N/A
 SECTOR ALLOCATION (% of investments)
 PERFORMANCE
GROWTH OF A $10,000 INVESTMENT
For the period 12-01-2002 through 04-30-2006

The graph compares a $10,000 investment in the Fund with the performance of the Merrill Lynch High-Yield Master II Index. The Fund’s performance includes the reinvestment of all dividends and capital gain distributions.

You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 1-800-422-1050 or visiting www.harborfund.com.

TOTAL RETURNS
For the periods ended 04-30-2006

			Average Annual
					Final Value
	6	1	5	Life of	of a $10,000
	Months	Year	Years	Fund	Investment

Harbor High-Yield Bond Fund

Institutional Class	4.85%	8.62%	N/A	10.25%	$13,948
Retirement Class	4.78	8.34	N/A	10.03	13,854
Investor Class	4.65	8.08	N/A	9.81	13,758

Comparative Index

Merrill Lynch High-Yield Master II	4.98%	9.09%	8.22%	13.32%	$15,332

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Past performance is no guarantee of future results. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, the Fund’s adviser has voluntarily waived a portion of its management fee and/or absorbed Fund expenses, which has resulted in higher returns. Without these waivers, the returns would have been lower. Any existing waivers may be discontinued at any time without notice. The Fund has a redemption fee of 1.00% against shares that are held for less than 9 months.

FIXED INCOME

Harbor High-Yield Bond Fund
FUND SUMMARY—Continued

INSTITUTIONAL CLASS
Expense Ratio: 0.85%
Total Net Assets (000s):
  $26,964
RETIREMENT CLASS
Expense Ratio: 1.08%
Total Net Assets (000s):
  $2
INVESTOR CLASS
Expense Ratio: 1.27%
Total Net Assets (000s):
  $4,279

 CREDIT QUALITY (% of investments)
 MATURITY PROFILE (% of investments)
 FEES AND EXPENSE EXAMPLE
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2005 through April 30, 2006.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account	Ending Account
	Value	Value	Expenses Paid During
	(November 1, 2005)	(April 30, 2006)	Period*

Institutional Class
Actual	$1,000.00	$1,048.51	$4.32
Hypothetical (5% return)	1,000.00	1,020.47	4.26

Retirement Class
Actual	$1,000.00	$1,047.84	$5.49
Hypothetical (5% return)	1,000.00	1,019.33	5.41

Investor Class
Actual	$1,000.00	$1,046.49	$6.45
Hypothetical (5% return)	1,000.00	1,018.39	6.36

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

FIXED INCOME

Harbor High-Yield Bond Fund
PORTFOLIO OF INVESTMENTS—April 30, 2006 (Unaudited)

Total Investments (% of net assets)
(Excludes net cash and short-term investments of 2.7%)

Media	15.3
Commercial Services & Supplies	8.8
Hotels, Restaurants & Leisure	8.1
Wireless Telecommunication Services	8.0
Oil, Gas & Consumable Fuels	7.7
Aerospace & Defense	3.7
Electric Utilities	3.3
Specialty Retail	3.3
Chemicals	3.2
Household Durables	3.2
Diversified Telecommunication Services	3.1
Household Products	2.8
Gas Utilities	2.4
Building Products	2.3
Distributors	2.3
Food Products	2.3
Food & Staples Retailing	2.0
Health Care Providers & Services	1.7
Textiles, Apparel & Luxury Goods	1.6
IT Services	1.3
Paper & Forest Products	1.2
Pharmaceuticals	1.0
Diversified Consumer Services	0.9
Communications Equipment	0.8
Containers & Packaging	0.8
Health Care Equipment & Supplies	0.8
Office Electronics	0.8
Software	0.8
Machinery	0.7
Diversified Financial Services	0.6
Energy Equipment & Services	0.6
Automobiles	0.4
Real Estate	0.4
Consumer Finance	0.3
Electronic Equipment & Instruments	0.3
Leisure Equipment & Products	0.3
Beverages	0.2

COMMON STOCKS—1.6%

		Value
Shares		(000s)

MEDIA—0.5%
5,000	EchoStar Communications Corp. Cl. A	$155

OIL, GAS & CONSUMABLE FUELS—1.1%
5,000	Alpha Natural Resources Inc.	125
5,000	Compton Petroleum Corp. (CAN)	67
2,500	Newfield Exploration Co.	111
1,875	Range Resources Corp.	50

		353

TOTAL COMMON STOCKS (Cost $475)		508

CORPORATE BONDS & NOTES—93.7%

Principal
Amount
(000s)

AEROSPACE & DEFENSE—3.7%
	Argo-Tech Corp.
$125	9.250%—06/01/2011	132
	Armor Holdings Inc.
100	8.250%—08/15/2013	107
	BE Aerospace Inc.
75	8.500%—10/01/2010	80
	BE Aerospace Inc. Series B
50	8.875%—05/01/2011	53
	DRS Technologies Inc.
150	7.625%—02/01/2018	155
	K&F Acquisition Inc.
100	7.750%—11/15/2014	103
	Sequa Corp.
250	9.000%—08/01/2009	270
	Transdigm Inc.
250	8.375%—07/15/2011	264

		1,164

BEVERAGES—0.2%
	Le-Nature’s Inc.
50	9.000%—06/15/2013[1]	52

BUILDING PRODUCTS—2.3%
	Goodman Global Holding Co. Inc.
250	7.491%—06/15/2012[2]	256
100	7.875%—12/15/2012	101

		357

	Interface Inc.
125	7.300%—04/01/2008	127
125	10.375%—02/01/2010	137

		264

	Nortek Inc.
100	8.500%—09/01/2014	103

		724

CHEMICALS—3.2%
	Hexcel Corp.
100	6.750%—02/01/2015	99
	Huntsman LLC
50	11.500%—07/15/2012	58
65	11.625%—10/15/2010	73

		131

	Nalco Co.
200	8.875%—11/15/2013	208
	Resolution Performance Products Inc.
200	13.500%—11/15/2010	215
	Rhodia SA
33	10.250%—06/01/2010	37

FIXED INCOME

Harbor High-Yield Bond Fund
PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued

Principal
Amount		Value
(000s)		(000s)

CHEMICALS—Continued
	Rockwood Specialties Group Inc.
$125	7.500%—11/15/2014	$125
182	10.625%—05/15/2011	198

		323

		1,013

COMMERCIAL SERVICES & SUPPLIES—8.8%
	Ahern Rentals Inc.
125	9.250%—08/15/2013	131
	Allied Waste North America Series B
100	8.500%—12/01/2008	106
	Avis Budget Car Rental LLC
100	7.576%—05/15/2014[1,2]	103
	Brickman Group Ltd. Series B
250	11.750%—12/15/2009	273
	Casella Waste Systems Inc.
150	9.750%—02/01/2013	160
	CHC Helicopter Corp.
50	7.375%—05/01/2014	51
	Corrections Corp of America
100	7.500%—05/01/2011	102
	Da-Lite Screen Co. Inc.
150	9.500%—05/15/2011	160
	DynCorp International Series B
150	9.500%—02/15/2013	158
	Hertz Corp.
250	8.875%—01/01/2014[1]	267
	Iron Mountain Inc.
125	7.750%—01/15/2015	128
	Mac-Gray Corp.
175	7.625%—08/15/2015	180
	NationsRent Cos. Inc.
250	9.500%—05/01/2015	272
	Neff Rental LLC
125	11.250%—06/15/2012[1]	138
	Norcross Safety Products LLC Series B
150	9.875%—08/15/2011	158
	Valmont Industries Inc.
150	6.875%—05/01/2014	150
	Waste Connections Inc.
100	3.750%—04/01/2026[1,3]	100
	Williams Scotsman Inc.
100	8.500%—10/01/2015	103

		2,740

COMMUNICATIONS EQUIPMENT—0.8%
	Lucent Technologies Inc.
275	6.450%—03/15/2029	245

CONSUMER FINANCE—0.3%
	Ford Motor Credit Co.
100	6.625%—06/16/2008	94

CONTAINERS & PACKAGING—0.8%
	BWAY Corp.
150	10.000%—10/15/2010	160
	Crown Americas LLC
100	7.625%—11/15/2013[1]	103

		263

DISTRIBUTORS—2.3%
	Aviall Inc.
175	7.625%—07/01/2011	180
	Buhrmann US Inc.
125	8.250%—07/01/2014	130
	Nebraska Book Co. Inc.
150	8.625%—03/15/2012	138
	Wesco Distribution Inc.
250	7.500%—10/15/2017[1]	256

		704

DIVERSIFIED CONSUMER SERVICES—0.9%
	Alderwoods Group Inc.
100	7.750%—09/15/2012	108
	Carriage Services Inc.
175	7.875%—01/15/2015	178

		286

DIVERSIFIED FINANCIAL SERVICES—0.6%
	Arch Western Finance LLC
75	6.750%—07/01/2013	74
	Cardtronics Inc.
100	9.250%—08/15/2013[1]	100

		174

DIVERSIFIED TELECOMMUNICATION SERVICES—3.1%
	Cincinnati Bell Inc.
100	8.375%—01/15/2014	103
	Citizens Communications Co.
100	6.250%—01/15/2013	98
	Insight Midwest LP
50	9.750%—10/01/2009	52
	Nordic Telephone Co. Holdings ApS
150	8.875%—05/01/2016[1]	156
	Qwest Capital Funding Inc.
125	7.000%—08/03/2009	126
	Qwest Corp.
125	7.625%—06/15/2015	130
50	8.160%—06/15/2013[2]	55

		185

	Syniverse Technologies Inc. Series B
150	7.750%—08/15/2013	150
	Time Warner Telecom Holdings Inc.
100	9.250%—02/15/2014	107

		977

ELECTRIC UTILITIES—3.3%
	Edison Mission Energy
250	7.730%—06/15/2009	257
75	10.000%—08/15/2008	81
200	13.500%—07/15/2008	228

		566

	Inergy LP
150	6.875%—12/15/2014	143
	Mirant Americas Generation LLC
100	8.300%—05/01/2011	104
	Mirant North America LLC
100	7.375%—12/31/2013[1]	101
	MSW Energy Holdings LLC Series B
125	7.375%—09/01/2010	129

		1,043

ELECTRONIC EQUIPMENT & INSTRUMENTS—0.3%
	Flextronics International Ltd.
100	1.000%—08/01/2010[3]	94

ENERGY EQUIPMENT & SERVICES—0.6%
	Gulfmark Offshore Inc.
175	7.750%—07/15/2014	178

FOOD & STAPLES RETAILING—2.0%
	Ingles Markets Inc.
175	8.875%—12/01/2011	184
	Rite Aid Corp.
175	4.750%—12/01/2006[3]	174
100	7.125%—01/15/2007	101
125	8.125%—05/01/2010	128

		403

FIXED INCOME

Harbor High-Yield Bond Fund
PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued

Principal
Amount		Value
(000s)		(000s)

FOOD & STAPLES RETAILING—Continued
	Stater Brothers Holdings
$50	8.125%—06/15/2012	$50

		637

FOOD PRODUCTS—2.3%
	B&G Foods Inc.
100	8.000%—10/01/2011	103
	Del Monte Corp.
100	6.750%—02/15/2015	96
225	8.625%—12/15/2012	237

		333

	Michael Foods Inc.
125	8.000%—11/15/2013	126
	Pinnacle Foods Holding Corp.
150	8.250%—12/01/2013	151

		713

GAS UTILITIES—2.4%
	Amerigas Partners LP
100	7.250%—05/20/2015	100
	El Paso (Tennessee Gas)
50	7.500%—04/01/2017	52
	El Paso Corp.
125	6.375%—02/01/2009[1]	124
75	7.875%—06/15/2012	78
125	9.625%—05/15/2012[1]	139

		341

	SEMCO Energy Inc.
125	7.750%—05/15/2013	131
	Suburban Propane Partners LP
125	6.875%—12/15/2013	119

		743

HEALTH CARE EQUIPMENT & SUPPLIES—0.8%
	Kinetic Concepts Inc.
163	7.375%—05/15/2013	168
	Koppers Inc.
85	9.875%—10/15/2013	93

		261

HEALTH CARE PROVIDERS & SERVICES—1.7%
	Psychiatric Solutions Inc.
125	7.750%—07/15/2015	129
	Res-Care Inc.
125	7.750%—10/15/2013	126
	Triad Hospitals Inc.
100	7.000%—11/15/2013	98
	Vanguard Health Holding Co. II LLC
175	9.000%—10/01/2014	182

		535

HOTELS, RESTAURANTS & LEISURE—7.9%
	American Casino & Entertainment Properties LLC
100	7.850%—02/01/2012	103
	Chukchansi Economic Development Authority
100	8.060%—11/15/2012[1,2]	104
	Chumash Casino & Resort Enterprise
75	9.520%—07/15/2010[1]	79
	Felcor Lodging LP
200	8.500%—06/01/2011	215
100	8.830%—06/01/2011[2]	104

		319

	Gaylord Entertainment Co.
175	8.000%—11/15/2013	180
	Global Cash Access LLC
162	8.750%—03/15/2012	174
	Herbst Gaming Inc.
125	8.125%—06/01/2012	131
	HMH (Host Marriott)
50	9.250%—10/01/2007	52
	Intrawest Corp.
150	7.500%—10/15/2013	153
	Isle of Capri Casinos Inc.
200	7.000%—03/01/2014	198
	Kerzner International Ltd.
175	6.750%—10/01/2015	182
	Motor City Casino (CCM Merger)
250	8.000%—08/01/2013[1]	244
	NCL Corp.
125	10.625%—07/15/2014	127
	Pinnacle Entertainment Inc.
100	8.250%—03/15/2012	105
	Seneca Gaming Corp.
125	7.250%—05/01/2012	125
	Seneca Gaming Corp. Series B
50	7.250%—05/01/2012	50
	Town Sports International
125	9.625%—04/15/2011	132

		2,458

HOUSEHOLD DURABLES—3.2%
	American Achievement Corp.
175	8.250%—04/01/2012	178
	Jarden Corp.
150	9.750%—05/01/2012	157
	Meritage Homes Corp.
250	6.250%—03/15/2015	226
	Norcraft Cos. LP
125	9.000%—11/01/2011	131
	Samsonite Corp.
100	8.875%—06/01/2011	107
	Simmons Bedding Co.
200	7.875%—01/15/2014	198

		997

HOUSEHOLD PRODUCTS—2.8%
	Central Garden & Pet Co.
250	9.125%—02/01/2013	267
	Doane Pet Care Co.
100	10.625%—11/15/2015	123
	Jafra Cosmetics International Inc.
81	10.750%—05/15/2011	87
	Playtex Products Inc.
150	9.375%—06/01/2011	157
	Visant Corp.
150	7.625%—10/01/2012	150
	Visant Holding Corp.
100	8.750%—12/01/2013[1]	98

		882

IT SERVICES—1.3%
	Sungard Data Systems Inc.
200	9.125%—08/15/2013[1]	215
50	9.431%—08/15/2013[1,2]	53
125	10.250%—08/15/2015[1]	135

		403

LEISURE EQUIPMENT & PRODUCTS—0.3%
	Leslie’s Poolmart
100	7.750%—02/01/2013	100

MACHINERY—0.7%
	Dresser-Rand Group Inc.
44	7.375%—11/01/2014[1]	45
	Mueller Group Inc.
150	10.000%—05/01/2012	165

		210

FIXED INCOME

Harbor High-Yield Bond Fund
PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued

Principal
Amount		Value
(000s)		(000s)

MEDIA—14.8%
	Advanstar Communications Inc.
$100	10.750%—08/15/2010	$109
	Advanstar Communications Inc. Series B
250	12.000%—02/15/2011	266
	Cablevision Systems Corp.
300	9.620%—04/01/2009[2]	319
	Cadmus Communications Corp.
150	8.375%—06/15/2014	152
	CBD Media Holdings LLC
125	9.250%—07/15/2012	128
	EchoStar Communications Corp.
200	5.750%—05/15/2008[3]	198
	Gray Television Inc.
150	9.250%—12/15/2011	159
	Houghton Mifflin Co.
100	8.250%—02/01/2011	104
100	9.875%—02/01/2013	108

		212

	Insight Communications Co. Inc.
275	12.250%—02/15/2011[4]	294
	Kabel Deutschland GmbH
250	10.625%—07/01/2014[1]	271
	LBI Media Inc.
200	10.125%—07/15/2012	216
	LIN Television Corp.
100	6.500%—05/15/2013	93
	Lodgenet Entertainment Corp.
200	9.500%—06/15/2013	217
	Mediacom Broadband LLC
100	8.500%—10/15/2015	99
	Mediacom Communications Corp.
250	5.250%—07/01/2006[3]	250
	Mediacom LLC
50	9.500%—01/15/2013	51
	Morris Publishing Group LLC
100	7.000%—08/01/2013	95
	Nexstar Finance Inc.
125	7.000%—01/15/2014	118
	Quebecor Media Inc.
200	7.750%—03/15/2016[1]	206
	R.H. Donnelley Corp.
500	6.875%—01/15/2013[1]	467
125	10.875%—12/15/2012	139

		606

	Radio One Inc.
100	6.375%—02/15/2013	95
	Sun Media Corp.
125	7.625%—02/15/2013	128
	Videotron Ltee
50	6.875%—01/15/2014	50
	XM Satellite Radio Inc.
150	9.750%—05/01/2014[1]	152
	Yell Finance BV
130	13.500%—08/01/2011[4]	137

		4,621

OFFICE ELECTRONICS—0.8%
	IKON Office Solutions Inc.
100	7.750%—09/15/2015	103
	Xerox Capital Trust I
150	8.000%—02/01/2027	155

		258

OIL, GAS & CONSUMABLE FUELS—6.2%
	Alpha Natural Resources LLC
250	10.000%—06/01/2012	275
	Chesapeake Energy Corp.
125	6.500%—08/15/2017	120
	Compton Petroleum Finance Corp.
200	7.625%—12/01/2013	199
	Comstock Resources Inc.
150	6.875%—03/01/2012	147
	Copano Energy LLC
150	8.125%—03/01/2016[1]	155
	Denbury Resources Inc.
100	7.500%—12/15/2015	103
	Encore Acquisition Co.
250	6.000%—07/15/2015	233
	Exco Resources Inc.
200	7.250%—01/15/2011	199
	Foundation PA Coal Co.
150	7.250%—08/01/2014	151
	Harvest Operations Corp.
150	7.875%—10/15/2011	148
	Holly Energy Partners LP
75	6.250%—03/01/2015	71
	Whiting Petroleum Corp.
125	7.000%—02/01/2014	124

		1,925

PAPER & FOREST PRODUCTS—1.2%
	Boise Cascade LLC
125	7.943%—10/15/2012[2]	127
	Caraustar Industries Inc.
100	9.875%—04/01/2011	106
	MDP Acquisitions plc (Jeff Smurfit)
125	9.625%—10/01/2012	132

		365

PHARMACEUTICALS—1.0%
	Herbalife (WH Holdings) Ltd.
100	9.500%—04/01/2011	107
	NBTY Inc.
125	7.125%—10/01/2015[1]	119
	Warner Chilcott Corp.
100	8.750%—02/01/2015[1]	100

		326

REAL ESTATE—0.4%
	Omega Healthcare Investors Inc.
125	7.000%—04/01/2014	123

SOFTWARE—0.8%
	Activant Solutions Inc.
100	10.990%—04/01/2010[1,2]	102
	Serena Software Inc.
150	10.375%—03/15/2016[1]	160

		262

SPECIALTY RETAIL—3.3%
	Affinity Group Inc.
100	9.000%—02/15/2012	101
	Autonation Inc.
200	7.045%—04/15/2013[1,2]	205
	Burlington Coat Factory Warehouse Corp.
200	11.125%—04/15/2014[1]	204
	Pantry Inc.
125	7.750%—02/15/2014	127
	Petro Stopping Centers LP
175	9.000%—02/15/2012	178
	Stripes Acquisition LLC (Susser Finance)
200	10.625%—12/15/2013[1]	213

		1,028

FIXED INCOME

Harbor High-Yield Bond Fund
PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued

Principal
Amount		Value
(000s)		(000s)

TEXTILES, APPAREL & LUXURY GOODS—1.6%
	Levi Strauss & Co.
$75	12.250%—12/15/2012	$85
	Oxford Industries Inc.
150	8.875%—06/01/2011	156
	Perry Ellis International Inc. Series B
125	8.875%—09/15/2013	126
	Phillips-Van Heusen Corp.
125	8.125%—05/01/2013	132

		499

WIRELESS TELECOMMUNICATION SERVICES—7.0%
	Alamosa Inc.
125	8.500%—01/31/2012	135
	Alomosa (Delaware) AirGate PCS Inc.
275	8.827%—10/15/2011[2]	286
	American Cellular Corp. Series B
250	10.000%—08/01/2011	272
	Centennial Communications Corp.
150	8.125%—02/01/2014	155
250	10.740%—01/01/2013[2]	262

		417

	Intelsat Ltd.
100	5.250%—11/01/2008	97
	Intelsat Subsidiary Holding Co. Ltd.
250	9.614%—01/15/2012[2]	255
	New Skies Satellites NV
75	10.414%—11/01/2011[2]	78
	Nextel Partners Inc.
100	8.125%—07/01/2011	105
	Rogers Wireless Inc.
100	8.000%—12/15/2012	106
	Rural Cellular Corp.
250	8.250%—03/15/2012	264
	Telenet Group Holding NV
200	11.500%—06/15/2014[1,4]	166

		2,181

TOTAL CORPORATE BONDS & NOTES (Cost $28,729)		29,278

PREFERRED STOCKS—2.0%
		Value
Shares		(000s)

AUTOMOBILES—0.4%
	General Motors Corp. Series A
5,230	4.500%—03/06/2032[3]	$124

HOTELS, RESTAURANTS & LEISURE—0.2%
	Six Flags Inc.
2,500	7.250%—08/15/2009	58

OIL, GAS & CONSUMABLE FUELS—0.4%
	Chesapeake Energy Corp.
1,250	4.500%—12/31/2049	120

WIRELESS TELECOMMUNICATION SERVICES—1.0%
	Crown Castle International
6,000	6.250%—08/15/2012[3]	332

TOTAL PREFERRED STOCKS (Cost $554)		634

SHORT-TERM INVESTMENTS—1.0%
(Cost $299)
Principal
Amount
(000s)

REPURCHASE AGREEMENTS
$299	Repurchase Agreement with State Street Corp. dated April 28, 2006 due May 1, 2006 at 4.100% collateralized by a FHLB Note (market value $306)	299

TOTAL INVESTMENTS—98.3% (Cost $30,057)		30,719

CASH AND OTHER ASSETS, LESS LIABILITIES—1.7%		526

TOTAL NET ASSETS—100.0%		$31,245

1	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. These securities are priced by an independent pricing service selected by the adviser (Harbor Capital Advisors, Inc.) and are considered to be liquid under procedures established by the Board of Trustees. At April 30, 2006, these securities were valued at $5,132 or 16.43% of net assets.

2	Floating rate security. The stated rate represents the rate in effect at April 30, 2006.

3	Convertible bond.

4	Step coupon security.
(CAN) Canada.
The accompanying notes are an integral part of the financial statements.

FIXED INCOME

[THIS PAGE INTENTIONALLY LEFT BLANK]

FIXED INCOME

Harbor Bond Fund
MANAGER’S COMMENTARY (Unaudited)

SUBADVISER
Pacific Investment
Management Company LLC
840 Newport Center Drive
P. O. Box 6430
Newport Beach, CA
92658-6430
William Gross
Portfolio Manager (since 1987)
PIMCO has subadvised the Fund since its inception in 1987.
INVESTMENT GOAL
Total return.
PRINCIPAL STYLE CHARACTERISTICS
Intermediate bonds with overall portfolio rated high quality.

 TOP TEN HOLDINGS (% of net assets)

Federal National Mortgage Association TBA (5.000% - 05/11/2036)	9.7%
Federal National Mortgage Association (5.500% - 02/01/2035)	8.6
Federal National Mortgage Association (5.500% - 05/01/2034)	3.9
Federal National Mortgage Association (5.000% - 08/01/2035)	1.3
Federal National Mortgage Association (5.500% - 04/01/2034)	1.3
Federal National Mortgage Association TBA (5.500% - 05/11/2036)	1.2
Federal National Mortgage Association (5.500% - 11/01/2034)	1.0
Federal National Mortgage Association (4.836% - 06/01/2035)	0.8
GSR Mortgage Loan Trust (4.540% - 09/25/2035)	0.8
Bear Stearns Adjustable Rate Mortgage Trust (4.750% - 10/25/2035)	0.8
 FUND CATEGORY
 MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Market Review
During the first part of the fiscal half-year there were some signs of optimism that the Federal Reserve might be near the end of its rate increases, as a fall in energy prices eased inflation fears. Indications that higher mortgage rates and lofty valuations could finally be pinching affordability in surging property markets also helped placate bond markets.
In the latter part of the six months ended April 30, 2006, rising interest rates in the U.S. and around the globe weighed on bond market returns. The Fed continued to tighten, bringing the federal funds rate to 4.75%. The European Central Bank joined the Federal Reserve in raising rates and the Bank of Japan announced the end of its “quantitative easing” policy, which has flooded Japanese markets with liquidity.
Performance
The Harbor Bond Fund outperformed its benchmark, the Lehman Brothers Aggregate Index, for the first half of the 2006 fiscal year. During a time of volatile interest rates, the Fund posted returns of 1.05% (Institutional Class) and 0.93% (Retirement Class) after fees, compared to a gain of 0.56% for the Index. The Fund also outperformed the Index for the 12-month, 5-year, and
10-year periods ended April 30, 2006.
The Harbor Bond Fund’s investment process is based on a long-term approach, which utilizes both top-down and bottom-up strategies. Top-down strategies focus on duration, yield curve positioning, volatility, and sector rotation, while bottom-up strategies drive the security selection process, focusing on the analysis and identification of undervalued securities. By combining perspectives from both the portfolio level and the individual securities level, we seek to add value consistently over time while incurring acceptable levels of portfolio risk.
In outperforming the benchmark for the fiscal half-year, we employed defensive interest-rate and sector strategies together with broad diversification to help preserve value. We maintained a focus on quality, as the average credit rating of securities in the Fund’s portfolio was held at AAA.
The Fund’s above-benchmark duration was a negative for the portfolio’s performance, as interest rates rose. Our exposure to the short-to-intermediate sector of the yield curve also was a negative, as the yield curve flattened while the Federal Reserve continued to increase interest rates. The Fund benefited from a mortgage overweight, which offset the negative impact of a corporate underweight through most of the six months.
Treasury Inflation Protected Securities (TIPS) helped performance, as nominal yields rose more than real yields. Exposure to emerging markets was positive, as credit quality and economic indicators continued to improve.

FIXED INCOME

Harbor Bond Fund
MANAGER’S COMMENTARY—Continued

Outlook and Strategy
The global economy is transitioning away from policy-driven growth, engineered by major central banks, towards more self-sustaining, internally generated growth. The Federal Reserve and the European Central Bank already have stepped back from monetary reflation. The Bank of Japan has announced its intent to do the same. We believe that the U.S., Japan, China and the Eurozone have sufficient sources of internal demand to withstand the withdrawal of monetary stimulus. The risks to our forecast are primarily to the downside, as each of the world’s biggest economies has structural weaknesses that could make the withdrawal more painful than anticipated.
With respect to portfolio strategy, the Fund will attempt to position itself for a favorable bond market environment as the economy cools and Fed tightening draws to a close. We expect the U.S. economy to grow more slowly as euphoria in the housing sector continues to erode, which could cause a dampening effect on consumer spending. This Federal Reserve tightening cycle has extended longer than we anticipated but is nearing its end; we believe that the Fed will stop at a federal funds rate near 5% as the economy slows. We expect inflation to be benign; wage/price pressure appears to be under control amid an abundant supply of workers in emerging economies.
In this environment, the Fund’s duration will be moderately above that of the index, as slower growth should create downward pressure on interest rates. The Fund will focus on short to intermediate maturities in the U.S. and the U.K., which should outperform as we expect yield curves in both of these markets to steepen. Part of this strategy will include a lengthening of the maturities of Eurodollar futures positions, in an attempt to benefit from Federal Reserve easing, which we expect to begin later this year or in early 2007.
With regard to sector strategies, the Fund will retain an overweight to mortgages, which can potentially add high-quality yield to the portfolio, but we may trim holdings to harvest recent gains. A lighter allocation will put the Fund in a better position to add mortgages at a later date should heightened interest rate volatility create buying opportunities. The Fund will continue to underweight the richly valued corporate sector and compensate for lost corporate income with a mortgage overweight. Eurozone bonds will be de-emphasized as the European Central Bank is still in the early stages of a tightening cycle. We will continue to hold emerging market bonds where long-term credit fundamentals remain strong, but positions may be trimmed to take profits after several years of gains.
In a benign inflation environment, the Fund will continue to de-emphasize Treasury Inflation Protected Securities (TIPS) on a tactical basis. We will hold longer-dated TIPS, which should gain from demand from corporations looking to hedge pension liabilities. The Fund will hold municipal bonds in an effort to capture their relatively attractive yields compared to taxable bonds. Municipal securities also offer an inexpensive hedge against higher rates, as a stable base of retail investors allows municipal securities to hold their value better than taxable bonds when rates rise.
Modest exposures to the yen, euro, and emerging markets currencies will be taken in an effort to gain from expected U.S. dollar weakness. The end of Fed tightening could result in flows of capital out of the dollar toward markets with higher or rising yields.

This report contains the current opinions of the manager and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Fixed income investments are affected by interest rate changes and the creditworthiness of the issues held by the Fund. A rise in interest rates will cause a decrease in the value of fixed income securities. Such an event would have an adverse affect on the Harbor Bond Fund. There may be a greater risk that the Fund could lose money due to prepayment and extension risks because the Fund invests heavily at times in mortgage-related securities. The Fund may engage in active and frequent trading to achieve its principal investment strategies. PIMCO computed the portfolio credit rating of AAA by averaging the credit ratings of all portfolio holdings. References to securities that are backed by the full faith and credit of the U.S. Government do not apply to the shares of the Fund. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
You should consider the Fund’s investment objective, risks, and fees and expenses carefully before investing. For this and other important information, obtain a Harbor Fund prospectus by calling 1-800-422-1050 or visiting www.harborfund.com. You should read the prospectus carefully before investing.

FIXED INCOME

Harbor Bond Fund
FUND SUMMARY—April 30, 2006 (Unaudited)

INSTITUTIONAL CLASS
Fund #: 014
Cusip: 411511108
Ticker: HABDX
Inception Date: 12-29-1987
RETIREMENT CLASS
Fund #: 214
Cusip: 411511686
Ticker: HRBDX
Inception Date: 11-01-2002

 PORTFOLIO STATISTICS

	Portfolio	Benchmark

Number of Holdings	739	6,795
Total Net Assets (000s)	$2,084,585	$8,295,487
Average Market Coupon	4.2%	5.3%
Yield to Maturity	5.6%	5.6%
Weighted Average Maturity	6.0 years	7.2 years
Weighted Average Duration	5.0 years	4.7 years
Weighted Average Credit Quality	AAA	AA1/AA2
Portfolio Turnover Rate—Unannualized (6-Month Period Ended 04-30-2006)	181%	N/A
 PERFORMANCE
GROWTH OF A $10,000 INVESTMENT
For the period 05-01-1996 through 04-30-2006

The graph compares a $10,000 investment in the Fund with the performance of the Lehman Brothers Aggregate Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 1-800-422-1050 or visiting www.harborfund.com.

TOTAL RETURNS
For the periods ended 04-30-2006

			Average Annual
					Final Value
	6	1	5	10	of a $10,000
	Months	Year	Years	Years	Investment

Harbor Bond Fund

Institutional Class	1.05%	1.15%	6.10%	6.93%	$19,544
Retirement Class	0.93	0.91	5.86	6.68	19,085

Comparative Index

LB AGG	0.56%	0.71%	5.16%	6.33%	$18,468

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, the Fund’s adviser has voluntarily waived a portion of its management fee and/or absorbed Fund expenses, which has resulted in higher returns. Without these waivers, the returns would have been lower. Any existing waivers may be discontinued at any time without notice. The performance of the Retirement Class shares prior to 11-01-2002 is based on the Fund’s Institutional Class shares’ performance, restated for the higher expense ratio of the Retirement Class.

FIXED INCOME

Harbor Bond Fund
FUND SUMMARY—Continued

INSTITUTIONAL CLASS
Expense Ratio: 0.58%
Total Net Assets (000s):
  $2,050,312
RETIREMENT CLASS
Expense Ratio: 0.83%
Total Net Assets (000s):
  $34,273

 CREDIT QUALITY (% of investments)
 MATURITY PROFILE (% of investments)
 FEES AND EXPENSE EXAMPLE
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2005 through April 30, 2006.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account	Ending Account
	Value	Value	Expenses Paid During
	(November 1, 2005)	(April 30, 2006)	Period*

Institutional Class
Actual	$1,000.00	$1,010.51	$2.90
Hypothetical (5% return)	1,000.00	1,021.81	2.91

Retirement Class
Actual	$1,000.00	$1,009.35	$4.14
Hypothetical (5% return)	1,000.00	1,020.57	4.16

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

FIXED INCOME

Harbor Bond Fund
PORTFOLIO OF INVESTMENTS—April 30, 2006 (Unaudited)

Total Investments (% of net assets)
(Excludes net cash and short-term investments of 34.4%)

Mortgage Pass-Through	51.0
Corporate Bonds & Notes	6.7
Collateralized Mortgage Obligations	4.6
Municipal Bonds	1.2
U.S. Government Obligations	1.0
Foreign Government Obligations	0.7
Asset-Backed Securities	0.4

COMMON STOCKS—0.0%
(Cost $47)
		Value
Shares		(000s)

AIRLINES—0.0%
1,135	UAL Corp.	$41

ASSET-BACKED SECURITIES—0.4%
Principal
Amount
(000s)

	AAA Trust Series 2005-2 Cl. A1
$2,087	5.059%—11/26/2035[1,2,3]	2,091
	Carrington Mortgage Investment Trust Series 2005-NC3 Cl. A1A
673	5.039%—06/25/2035[1,3]	674
	Countrywide Asset-Backed Certificates
836	5.439%—12/25/2031[1,3]	837
	Federal National Mortgage Association Series 2005-T2 Cl. 1A1
534	4.667%—11/28/2035[1,3]	534
	Fremont Home Loan Trust Series 2005-E Cl. 2A1
3,766	5.050%—01/25/2036[1,3]	3,769

TOTAL ASSET-BACKED SECURITIES (Cost $7,897)		7,905

COLLATERALIZED MORTGAGE OBLIGATIONS—4.6%
	American Home Mortgage Investment Trust REMIC[4] Series 2004-4 Cl. 4A
3,584	4.390%—02/25/2045[1,3]	3,482
	Banc of America Funding Corp. REMIC[4] Series 2005-D Cl. A1
3,917	4.115%—05/25/2035[1,3]	3,791
	Bear Stearns Adjustable Rate Mortgage Trust REMIC[4] Series 2005-10 Cl. A1
17,386	4.750%—10/25/2035[1,3]	17,127
	Series 2003-1 Cl. 6A1
1,831	5.067%—04/25/2033[3,5]	1,822
	Series 2000-2 Cl. A1
384	5.173%—11/25/2030[1,3]	385

		19,334

	Bear Stearns Alt-A Trust REMIC[4] Series 2005-4 Cl. 3A1
6,381	5.415%—05/25/2035[3,5]	6,389
	Countrywide Home Loan Mortgage Pass Through Trust REMIC[4] Series 2005-HYB9 Cl. 3A2A
1,800	5.250%—02/20/2036[3,5]	1,778
	Federal Home Loan Mortgage Corp. REMIC[4]
14,423	5.000%—12/15/2020-04/25/2033[3]	14,152
371	5.360%—11/15/2030[1,3]	373
724	8.000%—08/15/2022[3]	732
110	9.000%—12/15/2020[3]	110

		15,367

	Federal National Mortgage Association
982	6.500%—12/25/2042[3]	996
	Federal National Mortgage Association REMIC[4] Series 2006-5 Cl. 3A2
900	4.689%—05/25/2035[1]	877
	FHLMC Structured Pass Through Securities
2,464	4.791%—08/15/2032[3,5]	2,463
	FHLMC Structured Pass Through Securities REMIC[4] Series T-63 Cl. 1A1
1,090	4.951%—02/25/2045[1,3]	1,100
	First Nationwide Trust REMIC[4] Series 2001-3 Cl. 1A1
124	6.750%—08/21/2031	124
	GSR Mortgage Loan Trust REMIC[4] Pass Through Certificates Series 2005-AR6 Cl. 2A1
17,626	4.540%—09/25/2035[1,3]	17,233
	IndyMac ARM Trust REMIC Series 2001-H2 Cl. A2 2
58	6.602%—01/25/2032[1]	58
	IndyMac Index Mortgage Loan Trust REMIC[4] Pass Through Certificates Series 2005-AR31 Cl. 1A1
9,160	5.201%—01/25/2036[1,3]	9,099
	Small Business Administration Pass Through Certificates
847	5.130%—09/01/2023	825
2,611	6.290%—01/01/2021[3]	2,688
340	7.449%—08/01/2010	357

		3,870

	Structured Asset Securities Corp. REMIC[4]
	Series 2002-1A Cl. 4A
91	6.070%—02/25/2032[3,5]	91
	Series 2001-21A Cl. 1A1
255	6.250%—01/25/2032[3,5]	254

		345

	Washington Mutual REMIC[4]
	Pass Through Certificates
	Series 2002-AR11 Cl. A1
696	5.127%—10/25/2032[1,3]	692
	Series 2005-AR13 Cl. A1A1
2,303	5.249%—10/25/2045[1]	2,318

		3,010

	Wells Fargo Mortgage Backed Securities REMIC[4] Series 2006-AR2 CL. A1
6,579	4.950%—03/25/2036[3,5]	6,516

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $97,227)		95,832

FIXED INCOME

Harbor Bond Fund
PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—6.7%
Principal
Amount		Value
(000s)		(000s)

	American Airlines Inc. Pass Through Certificates Series 2001-2 Cl. A1
$299	6.978%—04/01/2011	$306
	American General Finance Corp. MTN[6]
1,100	4.980%—03/23/2007[1,3]	1,101
	American International Group Inc.
900	5.050%—10/01/2015[2]	849
	Atlantic & Western Re II Ltd. Series A
400	10.990%—01/09/2007[1,2]	396
	BNP Paribas
6,600	5.186%—06/29/2049[2,3,5]	6,109
	Cablevision System Corp.
514	6.580%—03/29/2013	517
771	6.670%—03/29/2013	776
514	6.740%—03/29/2013	517

		1,810

	China Development Bank
600	5.000%—10/15/2015	562
	Citigroup
5,800	5.000%—12/26/2008[1,3]	5,804
	DaimlerChrysler North America Holding MTN[6]
10,600	5.100%—11/17/2006[1,3]	10,611
	El Paso CGP Corp.
7,036	7.420%—02/15/2037[2,3]	6,675
8,000	7.500%—08/15/2006[2,3]	8,050

		14,725

	El Paso Corp. MTN[6]
400	8.050%—10/15/2030	408
	Export-Import Bank of China
600	4.875%—07/21/2015[2]	560
	Federal Home Loan Banks
1,400	0.000%—02/05/2007[3,5]	1,299
	Federal National Mortgage Association
7,100	4.810%—09/22/2006[1,3]	7,098
	Ford Motor Credit Co.
10,300	5.700%—11/16/2006[1,3]	10,252
10,400	5.880%—03/21/2007[1,3]	10,245

		20,497

	General Electric Capital Corp. MTN[6]
10,100	5.050%—01/03/2008[1,3]	10,115
2,000	5.223%—01/08/2016[1]	2,006

		12,121

	Goldman Sachs Group Inc. MTN[6]
8,780	5.420%—07/23/2009[1,3]	8,847
	H.J. Heinz Co.
800	6.428%—12/01/2020[2]	813
	HBOS plc
800	5.920%—09/29/2049[2,5]	762
	HSBC Bank USA
10,200	5.000%—09/21/2007[1,3]	10,211
	MUFG Capital Finance 1 Ltd.
700	6.346%—07/29/2049[5]	687
	PEMEX Project Funding Master Trust
1,600	5.750%—12/15/2015[2]	1,519
1,000	8.625%—02/01/2022[7]	1,161

		2,680

	Petroleum Export Ltd.
688	5.265%—06/15/2011[2]	673
	Qwest Capital Funding Inc.
43	7.250%—02/15/2011	43
	Qwest Corp.
300	7.500%—06/15/2023	299
2,700	7.625%—06/15/2015	2,822

		3,121

	Ras Laffan LNG III Series B
1,800	5.838%—09/30/2027[2]	1,667
	Resona Bank Ltd.
800	5.850%—09/29/2049[2,5]	766
	Royal Bank of Scotland plc
4,500	5.125%—07/21/2008[1,2,3]	4,503
	Santander US Debt SA Unipersonal
9,800	4.940%—09/21/2007[1,2,3]	9,809
	Sprint Capital Corp.
2,400	6.000%—01/15/2007	2,410
1,100	6.125%—11/15/2008	1,119

		3,529

	Sumitomo Mitsui Banking Corp.
5,900	5.625%—07/29/2049[2,3,5]	5,646
	UFJ Finance Aruba AEC
200	6.750%—07/15/2013	210
	United Airlines Inc. Pass Thru Certificates
2,039	9.060%—06/17/2015[3]	266
	USB Capital IX
700	6.189%—03/29/2049[5]	692

TOTAL CORPORATE BONDS & NOTES (Cost $139,239)		139,181

FOREIGN GOVERNMENT OBLIGATIONS—0.7%
	Federative Republic of Brazil
1,400	8.000%—01/15/2018	1,523
700	10.710%—06/29/2009[1]	814

		2,337

	Republic of Panama
3,309	6.700%—01/26/2036[3]	3,260
500	8.875%—09/30/2027	599
950	9.375%—07/23/2012	1,097
3,000	9.625%—02/08/2011	3,435

		8,391

	Republic of Peru
3,000	9.125%—01/15/2008-02/21/2012	3,163
	Russian Federation
1,500	5.000%—03/31/2030[2,7]	1,631

TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $14,537)		15,522

MORTGAGE PASS-THROUGH—51.0%
	Federal Home Loan Mortgage Corp.
4,541	5.000%—10/01/2018[3]	4,426
126	5.792%—06/01/2024[1,3]	128
8,019	6.000%—07/01/2016-01/01/2034[3]	8,024
310	6.000%—08/01/2028-04/01/2033	310
3	8.500%—02/01/2017	3

		12,891

	Federal Home Loan Mortgage Corp. TBA[8] May Delivery
4,000	6.000%—05/11/2036	3,987

FIXED INCOME

Harbor Bond Fund
PORTFOLIO OF INVESTMENTS—Continued

MORTGAGE PASS-THROUGH—Continued
Principal
Amount		Value
(000s)		(000s)

	Federal Housing Authority Project
$176	7.400%—02/01/2021	$177
3,022	7.450%—05/01/2021[3]	3,020
24	7.450%—05/01/2021	24

		3,221

	Federal National Mortgage Association
942	4.500%—11/01/2019[3]	898
938	4.500%—01/01/2020-06/01/2020	895
12,962	4.711%—08/01/2035[1,3]	12,815
17,725	4.836%—06/01/2035[3]	17,382
87,950	5.000%—12/01/2016-08/01/2035[3]	84,140
49,821	5.000%—09/01/2017-08/01/2035	48,288
3,470	5.288%—10/01/2040[1,3]	3,504
158,538	5.500%—11/01/2016-11/01/2035	154,280
468,871	5.500%—12/01/2016-10/01/2035[3]	456,319
3,943	6.000%—04/01/2016-09/01/2017[3]	3,996
1,652	6.000%—05/01/2016-05/01/2033	1,673
120	9.000%—11/01/2009[3]	124

		784,314

	Federal National Mortgage Association TBA[8]
	May Delivery
3,500	4.500%—05/16/2021	3,333
213,000	5.000%—05/11/2036	201,485
26,000	5.500%—05/11/2036	25,252
19,500	6.000%—05/16/2021	19,458
	June Delivery
2,500	6.000%—06/19/2021	2,529

		252,057

	Government National Mortgage Association II
162	4.375%—05/20/2024[1,3]	162
4,998	4.750%—08/20/2022-02/20/2032[1,3]	4,991
5	4.750%—07/20/2024[1]	5
993	5.125%—12/20/2024-11/20/2029[1,3]	1,000
19	5.125%—10/20/2025[1]	19
498	5.375%—03/20/2017-02/20/2025[1,3]	501

		6,678

TOTAL MORTGAGE PASS-THROUGH (Cost $1,090,975)		1,063,148

MUNICIPAL BONDS—1.2%
	Badger Tobacco Asset Securitization Corp.
4,300	6.375%—06/01/2032[3]	4,609
	City of San Antonio TX
5,030	4.750%—05/15/2037[1]	4,957
2,670	5.000%—05/15/2036[1]	2,904

		7,861

	Golden State Tobacco Securitization Corp.
3,400	6.250%—06/01/2033[3]	3,699
2,740	6.750%—06/01/2039[3]	3,052
900	7.875%—06/01/2042	1,071

		7,822

	Port of Seattle WA
3,501	6.890%—03/01/2035[1,3]	3,749
	Salt River Project Agricultural Improvement & Power District
50	6.140%—01/01/2035[1]	51
	State of Texas
1,300	4.750%—04/01/2035[1]	1,300

TOTAL MUNICIPAL BONDS (Cost $23,909)		25,392

U.S. GOVERNMENT OBLIGATIONS—1.0%
	U.S. Treasury Bonds
3,003	2.000%—01/15/2026[3,9]	2,793
10,857	2.375%—01/15/2025[3,9]	10,730
1,228	3.625%—04/15/2028[9]	1,479

		15,002

	U.S. Treasury Notes
5,142	3.375%—01/15/2007[3,9]	5,204

TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost $21,479)		20,206

PURCHASED OPTIONS—0.0%
No. of
Contracts
(000s)

	Eurodollar Futures
2,683	Expire 06/2006	7
4,590	Expire 09/2006	12
3,248	Expire 12/2006	8

		27

	Eurodollar Options
1,353	Expire 06/2006	3
2,055	Expire 12/2006	5
2,473	Expire 03/2007	6
1,303	Expire 09/2007	3

		17

	Option — Currency USD vs. JPY
7,600	Expire 05/2006	140
	Swap Options
260	Expire 08/2006	3
98,202	Expire 10/2006	13
59,000	Expire 12/2006	54
90,000	Expire 03/2007	222

		292

TOTAL PURCHASED OPTIONS (Cost $1,953)		476

SHORT-TERM INVESTMENTS—48.7%
Principal
Amount
(000s)

BANK OBLIGATIONS
	Barclays Bank plc
$20,400	4.934%—01/29/2007[3]	20,398
	Wells Fargo Bank
56,000	4.760%—05/01/2006	56,000

TOTAL BANK OBLIGATIONS		76,398

FIXED INCOME

Harbor Bond Fund
PORTFOLIO OF INVESTMENTS—Continued

SHORT-TERM INVESTMENTS—Continued
Principal
Amount		Value
(000s)		(000s)

COMMERCIAL PAPER
	Abbey National LLC
$58,000	5.000%—08/28/2006	$57,041
	Bank Ireland Governor & Co.
50,000	4.990%—08/21/2006[3]	49,224
	Nordea North America Inc.
57,000	4.840%—06/28/2006[3]	56,555
	WestpacTrust Securities New Zealand Ltd.
60,000	4.965%—07/21/2006[3]	59,330

TOTAL COMMERCIAL PAPER		222,150

REPURCHASE AGREEMENTS
49,000	Repurchase Agreement with Credit Suisse First Boston dated April 28, 2006 due May 1, 2006 at 4.620% collateralized by a U.S. Treasury Note (market value $49,772)	49,000
192,800	Repurchase Agreement with Credit Suisse First Boston dated April 28, 2006 due May 1, 2006 at 4.650% collateralized by a U.S. Treasury Note (market value $195,895)	192,800
5,636	Repurchase Agreement with State Street Corp. dated April 28, 2006 due May 1, 2006 at 4.400% collateralized by a FHLB Note (market value $5,753)	5,636

TOTAL REPURCHASE AGREEMENTS		247,436

SOVEREIGN TREASURY BILLS
	Dutch Treasury Certificates
30,990	2.492%—05/31/2006	39,022
	French Discount Treasury Bills
20,000	2.396%—05/04/2006	25,221
14,820	2.487%—07/20/2006	18,593
31,840	2.504%—07/06/2006	39,985
35,460	2.519%—05/24/2006	44,666
15,870	2.634%—06/29/2006	19,939
32,880	2.785%—10/12/2006	40,959

		189,363

	German Treasury Bills
24,380	2.225%—05/17/2006	30,729
14,590	2.344%—06/14/2006	18,354
28,040	2.590%—07/12/2006	35,200
49,230	2.669%—08/16/2006	61,621
10,250	2.703%—09/13/2006	12,803

		158,707

TOTAL SOVEREIGN TREASURY BILLS		387,092

U.S. GOVERNMENT AGENCIES
	Federal National Mortgage Association
57,100	4.669%—05/01/2006	57,100

U.S. TREASURY BILLS
380	4.436%—06/01/2006[3]	379
115	4.451%—06/01/2006	115
320	4.476%—06/01/2006—06/15/2006	318
850	4.490%—06/15/2006	845
15,980	4.495%—06/15/2006	15,890
3,010	4.500%—06/15/2006	2,993
355	4.501%—06/01/2006	354
10	4.505%—06/01/2006	10
2,940	4.510%—06/01/2006	2,929
640	4.511%—06/15/2006	636
90	4.520%—06/15/2006	90
100	4.530%—06/15/2006	99
25	4.540%—06/15/2006	25
55	4.541%—06/15/2006	55
120	4.545%—06/15/2006	119
100	4.560%—06/15/2006	99
140	4.565%—06/15/2006	139
80	4.567%—06/15/2006	80
100	4.581%—06/15/2006	99

TOTAL U.S. TREASURY BILLS		25,274

TOTAL SHORT-TERM INVESTMENTS (Cost $1,000,000)		1,015,450

TOTAL INVESTMENTS—114.3% (Cost $2,397,263)		2,383,153
CASH AND OTHER ASSETS, LESS LIABILITIES—(14.3)%		(298,568)

TOTAL NET ASSETS—100.0%		$2,084,585

FUTURES CONTRACTS OPEN AT APRIL 30, 2006 ARE AS FOLLOWS:

				Unrealized
		Aggregate		Appreciation/
	Number of	Face Value		(Depreciation)
Description	Contracts	(000s)	Expiration Date	(000s)

Eurodollar Futures (Buy)	183	$45,750	Sep-06	$11
Eurodollar Futures (Buy)	2,658	664,500	Dec-06	(2,405)
Eurodollar Futures (Buy)	2,412	603,000	Mar-07	(2,514)
Eurodollar Futures (Buy)	2,014	503,500	Jun-07	(1,902)
Eurodollar Futures (Buy)	1,625	406,250	Sep-07	(1,424)
Eurodollar Futures (Buy)	998	249,500	Dec-07	(773)
Eurodollar Futures (Buy)	165	41,250	Mar-08	(19)
Federative Republic of Germany 5 Yr. Bonds (Sell)	554	55,400	Jun-06	836
United Kingdom Libor Futures (Sell)	67	8,375	Dec-06	(29)
U.S. Treasury Bonds Futures (Buy)	116	11,600	Jun-06	(701)
U.S. Treasury Notes 5 Yr. Futures (Buy)	402	40,200	Jun-06	(396)
U.S. Treasury Notes 10 Yr. Futures (Buy)	1,300	130,000	Jun-06	(2,005)

				$(11,321)

FIXED INCOME

Harbor Bond Fund
PORTFOLIO OF INVESTMENTS—Continued

FORWARD CURRENCY CONTRACTS OPEN AT APRIL 30, 2006 ARE AS FOLLOWS:

				Unrealized
		Aggregate		Appreciation/
	Market Value	Face Value		(Depreciation)
Currency	(000s)	(000s)	Delivery Date	(000s)

Brazilian Real (Buy)	$1,194	$1,104	Jul-06	$90
Brazilian Real (Sell)	721	674	Jul-06	(47)
British Pound (Buy)	8,640	8,328	May-06	312
British Pound (Buy)	8,645	8,540	Jun-06	105
British Pound (Sell)	8,640	8,535	May-06	(105)
Canadian Dollar (Buy)	230	229	May-06	1
Canadian Dollar (Sell)	230	220	May-06	(10)
Canadian Dollar (Sell)	230	229	Jun-06	(1)
Chilean Peso (Buy)	1,127	1,101	Jul-06	26
Chilean Peso (Buy)	918	887	Aug-06	31
Chilean Peso (Sell)	1,040	1,004	Jul-06	(36)
Chinese Yuan (Buy)	2,142	2,145	Mar-07	(3)
Euro (Buy)	19,007	18,596	May-06	411
Euro (Sell)	34,518	33,984	May-06	(534)
Euro (Sell)	81,378	78,630	Jun-06	(2,748)
Euro (Sell)	233,809	231,002	Jul-06	(2,807)
Indian Rupee (Buy)	771	774	Aug-06	(3)
Indian Rupee (Buy)	591	591	Sep-06	—
Indian Rupee (Sell)	771	767	Aug-06	(4)
Indian Rupee (Sell)	19	19	Sep-06	—
Japanese Yen (Buy)	50,415	49,265	May-06	1,150
Japanese Yen (Sell)	2,927	2,927	May-06	—
Mexican Peso (Buy)	1,269	1,332	Aug-06	(63)
Mexican Peso (Buy)	402	418	Sep-06	(16)
Mexican Peso (Sell)	894	899	Aug-06	5
Peruvian Sol (New) (Buy)	348	350	May-06	(2)
Peruvian Sol (New) (Buy)	1,760	1,749	Aug-06	11
Peruvian Sol (New) (Buy)	424	422	Sep-06	2
Peruvian Sol (New) (Sell)	348	345	May-06	(3)
Peruvian Sol (New) (Sell)	1,760	1,730	Aug-06	(30)
Peruvian Sol (New) (Sell)	424	416	Sep-06	(8)
Polish Zloty (Buy)	1,058	1,019	May-06	39
Polish Zloty (Buy)	356	340	Sep-06	16
Polish Zloty (Sell)	720	675	May-06	(45)
Russian Ruble (New) (Buy)	344	334	Jul-06	10
Russian Ruble (New) (Buy)	1,519	1,469	Aug-06	50
Russian Ruble (New) (Buy)	449	442	Sep-06	7
Russian Ruble (New) (Sell)	1,373	1,343	Aug-06	(30)
Singapore Dollar (Buy)	352	344	Jul-06	8
Singapore Dollar (Buy)	1,748	1,699	Aug-06	49
Singapore Dollar (Buy)	438	427	Sep-06	11
Singapore Dollar (Sell)	121	118	Jul-06	(3)
Singapore Dollar (Sell)	1,748	1,705	Aug-06	(43)
Slovakian Koruna (Buy)	2,024	1,936	Sep-06	88
Slovakian Koruna (Sell)	1,071	1,011	Sep-06	(60)
South African Rand (Buy)	130	127	May-06	3
South African Rand (Buy)	106	104	Aug-06	2
South African Rand (Buy)	12	12	Nov-06	—
South African Rand (Sell)	130	124	May-06	(6)
South Korean Won (Buy)	764	734	Jul-06	30
South Korean Won (Buy)	1,110	1,082	Aug-06	28
South Korean Won (Buy)	1,658	1,606	Sep-06	52
South Korean Won (Sell)	36	35	Jul-06	(1)
South Korean Won (Sell)	162	157	Aug-06	(5)
South Korean Won (Sell)	1,658	1,602	Sep-06	(56)
Taiwan Dollar (New) (Buy)	831	823	Aug-06	8
Taiwan Dollar (New) (Buy)	425	420	Sep-06	5
Taiwan Dollar (New) (Sell)	830	813	Aug-06	(17)
Taiwan Dollar (New) (Sell)	425	416	Sep-06	(9)

				$(4,145)

FIXED INCOME

Harbor Bond Fund
PORTFOLIO OF INVESTMENTS—Continued

SWAP AGREEMENTS OPEN AT APRIL 30, 2006 ARE AS FOLLOWS:

						Unrealized
					Notional	Appreciation/
Interest Rate Swaps		Pay/Receive			Amount	(Depreciation)
Counterparty	Floating Rate Index	Floating Rate	Fixed Rate	Expiration Date	(000s)	(000s)

Barclays Capital Bank plc	3-Mo. USD-LIBOR	Pay	5.000%	06/21/2008	$5,500	$(36)
Bank of America	3-Mo. USD-LIBOR	Pay	5.000	06/21/2036	6,400	(527)
Deutsche Bank AG	3-Mo. USD-LIBOR	Pay	5.000	06/21/2036	5,600	(479)
BNP Paribas Bank	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	2.090	10/15/2010	€7,200	6
Barclays Capital Bank plc	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	2.103	10/15/2010	1,000	—
UBS Warburg AG	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	2.146	10/15/2010	1,300	3
Merrill Lynch & Co., Inc.	6-Mo. BP-LIBOR	Receive	4.000	12/15/2035	£2,000	54
Goldman Sachs Capital Markets	6-Mo. JY-LIBOR	Receive	2.000	06/15/2012	¥258,000	38
Morgan Stanley Capital Services, Inc.	6-Mo. JY-LIBOR	Receive	2.000	06/15/2012	413,000	24
UBS Warburg AG	6-Mo. JY-LIBOR	Receive	2.000	06/15/2012	1,125,000	(8)

						$(925)

						Unrealized
					Notional	Appreciation/
Credit Default Swaps		Buy/Sell	Pay/Receive		Amount	(Depreciation)
Counterparty	Reference Entity	Protection[10]	Fixed Rate	Expiration Date	(000s)	(000s)

ABN AMRO Bank N.V.	Ford Motor Credit Company 7.000% due 10/01/2013	Sell	3.350%	06/20/2006	$1,300	$1
Morgan Stanley Capital Services, Inc.	Russian Federation 5.000% due 03/31/2030	Sell	0.580	06/20/2006	1,300	1
HSBC Bank USA	General Motors Acceptance Corp. 6.875% due 08/28/2012	Sell	5.000	06/20/2006	1,400	6
Merrill Lynch Capital Services, Inc.	General Motors Acceptance Corp. 6.875% due 08/28/2012	Sell	3.500	06/20/2006	1,600	4
JP Morgan Chase Bank, N.A.	General Motors Acceptance Corp. 6.875% due 08/28/2012	Sell	4.200	06/20/2006	1,000	3
Bank of America	General Motors Acceptance Corp. 6.875% due 08/28/2012	Sell	1.700	06/20/2006	9,200	(26)
Wachovia Bank	Dow Jones CDX N.A. HV5	Sell	0.850	12/20/2010	3,500	(41)
JP Morgan Chase Bank, N.A.	Russian Federation 5.000% due 03/31/2030	Sell	0.800	03/20/2016	1,100	(3)
Morgan Stanley Capital Services, Inc.	Russian Federation 5.000% due 03/31/2030	Sell	0.780	03/20/2016	1,100	(2)
JP Morgan Chase Bank, N.A.	United Mexican States 5.000% due 03/31/2030	Sell	0.920	03/20/2016	300	1

						$(56)

Total Swaps						$(981)

TBA COMMITMENTS OPEN AT APRIL 30, 2006 ARE AS FOLLOWS:

	Principal
	Amount	Coupon	Delivery	Value
Description	(000s)	Rate	Date	(000s)

Federal National Mortgage Association (proceeds receivable $2,530)	$2,500	6.0%	May-06	$2,532

FORWARD VOLATILITY OPTIONS WITH PREMIUMS TO BE DETERMINED ON A FUTURE DATE OUTSTANDING ON APRIL 30, 2006 ARE AS FOLLOWS:

	Notional	Unrealized
Description	Amount	Appreciation

Call & Put — OTC U.S. dollar Forward Delta Neutral Straddle vs. Japanese Yen Strike and premium determined on 08/24/2006, based upon implied volatility parameter of 8.85%. Counterparty: Goldman Sachs & Co. Expires: 08/23/2007	$24,000	$34
Call & Put — OTC U.S. dollar Forward Delta Neutral Straddle vs. Japanese Yen Strike and premium determined on 08/24/2006, based upon implied volatility parameter of 8.85%. Counterparty: JP Morgan Chase Bank, N.A. Expires: 08/28/2007	1,000	1

		$35

FIXED INCOME

Harbor Bond Fund
PORTFOLIO OF INVESTMENTS—Continued

WRITTEN OPTIONS OPEN AT APRIL 30, 2006 ARE AS FOLLOWS:

	Number of	Strike		Value
Description	Shares/Contracts	Price	Expiration Date	(000s)

Eurodollar Futures (Put)	326	$95.25	Sep-06	$403
Eurodollar Futures (Call)	79	95.50	Sep-06	1
Eurodollar Futures (Put)	79	95.50	Sep-06	146
Eurodollar Futures (Put)	217	95.00	Dec-06	175
Eurodollar Futures (Put)	1,562	95.25	Dec-06	2,050
Eurodollar Futures (Put)	197	95.50	Dec-06	369
Swap Option (Call)	4,000,000	4.00	Jun-06	—
Swap Option (Call)	11,000,000	4.78	Aug-06	3
Swap Option (Call)	15,000,000	4.30	Oct-06	1
Swap Option (Call)	5,000,000	4.31	Oct-06	—
Swap Option (Call)	9,000,000	4.31	Oct-06	1
Swap Option (Call)	14,000,000	4.54	Oct-06	3
Swap Option (Call)	23,100,000	4.54	Oct-06	4
Swap Option (Call)	26,000,000	4.56	Oct-06	7
Swap Option (Call)	25,000,000	4.85	Dec-06	52
Swap Option (Call)	39,000,000	5.04	Mar-07	197
Swap Option — Yen (Put)	10,300,000	112.00	May-06	57
Swap Option — 6 Mo. Libor (Put)	38,200,000	4.50	Dec-06	348
U.S. Treasury Notes 10 Yr. Futures (Put)	763	105.00	May-06	191
U.S. Treasury Notes 10 Yr. Futures (Call)	135	106.00	May-06	40
U.S. Treasury Notes 10 Yr. Futures (Call)	141	108.00	May-06	2
U.S. Treasury Notes 10 Yr. Futures (Call)	311	109.00	May-06	5
U.S. Treasury Notes 10 Yr. Futures (Call)	79	110.00	May-06	1

Written options outstanding, at value (premiums received of $4,230)				$4,056

1	Floating rate security. The stated rate represents the rate in effect at April 30, 2006.

2	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. These securities are priced by an independent pricing service selected by the adviser (Harbor Capital Advisors, Inc.) and are considered to be liquid under procedures established by the Board of Trustees. At April 30, 2006, these securities were valued at $52,519 or 2.52% of net assets.

3	At April 30, 2006, securities held by the Fund were pledged to cover margin requirements for open futures contracts and written options on futures contracts and swap options. (See Note 2 to the Financial Statements.) The securities pledged had an aggregate market value of $1,040,051 or 49.89%.

4	REMICs are CMOs which can hold mortgages secured by any type of real property and issue multiple-class securities backed by those mortgages.

5	Variable rate security. The stated rate represents the rate in effect at April 30, 2006.

6	MTN after the name of a security stands for Medium Term Note.

7	Step coupon security.

8	TBAs are mortgage-backed securities traded under delayed delivery commitments, settling after April 30, 2006. Although the unit price for the trades has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 2% from the principal amount. Income on TBAs is not earned until settlement date. (See Note 2 to the Financial Statements).

9	Treasury inflation-protected securities (TIPS) are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.

10	If the portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the portfolio will pay to the buyer of the protection an amount up to the notional value of the swap and in certain instances, take delivery of the security.

€	Euro.

£	British Pound.

¥	Japanese Yen.
The accompanying notes are an integral part of the financial statements.

FIXED INCOME

[THIS PAGE INTENTIONALLY LEFT BLANK]

FIXED INCOME

Harbor Real Return Fund
MANAGER’S COMMENTARY (Unaudited)

SUBADVISER
Pacific Investment
Management Company LLC
840 Newport Center Drive
P. O. Box 6430
Newport Beach, CA
92658-6430
John Brynjolfsson, CFA
Portfolio Manager (since 2005)
PIMCO has subadvised the Fund since its inception on December 1, 2005.
INVESTMENT GOAL
Seeks maximum real return, consistent with preservation of real capital.
PRINCIPAL STYLE CHARACTERISTICS
Inflation-indexed fixed income securities.

 TOP TEN HOLDINGS (% of net assets)

U.S. Treasury Notes (1.875% - 07/15/2015)	47.7%
U.S. Treasury Notes (3.000% - 07/15/2015)	20.6
U.S. Treasury Notes (0.875% - 04/15/2010)	11.9
U.S. Treasury Notes (4.250% - 01/15/2010)	9.9
U.S. Treasury Notes (3.375% - 01/15/2007)	7.6
U.S. Treasury Notes (2.375% - 04/15/2011)	4.8
U.S. Treasury Notes (3.625% - 01/15/2008)	4.5
U.S. Treasury Bonds (3.875% - 04/15/2029)	4.5
U.S. Treasury Bonds (3.625% - 04/15/2028)	3.5
U.S. Treasury Bonds (2.000% - 01/15/2026)	3.3
 FUND CATEGORY
 MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Market Review
The Harbor Real Return Fund began operations on December 1, 2005. This commentary discusses performance during the five months from the Fund’s inception through April 30, 2006. At the start of this five-month span, there was some evidence of optimism in fixed income markets, as an easing in energy prices calmed fears about inflation. This raised hopes that the Federal Reserve could be approaching the end of its monetary tightening campaign. Signs that higher mortgage rates and rich valuations could be having a cooling effect on property markets also were received favorably by the bond markets.
However, rising interest rates weighed on bond market returns in the latter part of this five-month span. The Federal Reserve continued to tighten, raising the federal funds rate to 4.75%. The European Central Bank also raised rates and the Bank of Japan announced the end of its “quantitative easing” policy, which has provided ample liquidity to Japanese markets.
Performance
From its inception on December 1, 2005, through April 30, 2006, the Harbor Real Return Fund posted returns of -1.08% (Institutional Class) and -1.16% (Retirement Class), after fees. By comparison, the Lehman Brothers U.S. TIPS Index returned -1.13% during this time of volatile interest rates.
The Fund’s investment process employs a combination of top-down and bottom-up strategies. The top-down elements of this approach focus on duration, yield curve positioning, volatility, and sector rotation. At the same time, the selection of specific portfolio holdings is driven by bottom-up techniques focusing on the analysis and identification of undervalued securities. By combining perspectives from the portfolio level and the individual-security level, we seek to add value over time while maintaining overall portfolio risk at acceptable levels.
During the five months ended April 30, 2006, in a market that produced negative returns for Treasury Inflation Protected Securities (TIPS), the Fund’s performance was near that of its benchmark. In this environment we maintained a focus on quality, keeping the average credit rating of securities in the portfolio at AAA.
The Fund’s near-benchmark duration was neutral for the portfolio’s performance. However, our exposure to the short-to-intermediate sector of the yield curve was a negative, as interest rates rose in this sector of the yield curve. The Fund’s exposure was focused mostly on TIPS, which outperformed their U.S. Treasury counterparts as the market focused more on inflation expectations. The Fund did not achieve broad diversification during its first five months due to the relatively small size of the start-up portfolio.

FIXED INCOME

Harbor Real Return Fund
MANAGER’S COMMENTARY—Continued

Outlook and Strategy
We believe that the global economy is going through a period of transition toward growth that is more self-sustaining and internally generated and away from policy-driven growth engineered by major central banks. In our view, sources of internal demand in the United States, Japan, China, and the Eurozone should be sufficient to adjust to the withdrawal of monetary stimulus. The risks to our forecast are primarily on the downside, recognizing that each of these major economic regions has structural weaknesses that could make the withdrawal more difficult than we currently anticipate. Key elements of our outlook are as follows:

•	The U.S. economy will grow more slowly; euphoria in the housing sector will continue to erode over the course of the year, with a dampening effect on consumer spending.
•	This Federal Reserve tightening cycle has extended longer than we had expected but is nearing its end.
•	Inflation will be benign. Wage/price pressures appear to be under control, due in part to an abundant supply of workers in emerging economies.
With respect to portfolio strategy, we will position the Fund to take advantage of what we anticipate will be a favorable bond market environment against a backdrop of a cooling economy and signs of an end to Fed tightening. We will target real duration moderately above that of the index, reflecting our expectation that the economy will slow over the remainder of the year and place downward pressure on real yields. We will hold longer-dated TIPS, which, in our view, potentially can offer better value and should benefit from demand from corporations seeking to hedge longer-dated pension liabilities.
From a nominal duration perspective, we will retain nominal bond exposure in anticipation of slower growth. The Fund will continue to emphasize short to intermediate maturities in the U.S. and United Kingdom, consistent with our expectation that yield curves will become steeper in both these markets. However, we also will hold European bond positions that benefit when rates rise, consistent with what we see as a more hawkish stance by the European Central Bank.
The Fund may have an emphasis on mortgages in the event that heightened interest rate volatility should create buying opportunities. We believe that valuation remains a major risk in the corporate bond market. With credit premiums near historic lows and default risk expected to rise as the economy cools, we may hold a modest exposure in selected sectors. The Fund also could make selected investments in emerging market bonds in an effort to take advantage of continued improvements in their credit fundamentals.

This report contains the current opinions of the manager and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Fixed income securities are affected by interest rate changes and the creditworthiness of the issues held by the Fund. A rise in interest rates will cause a decrease in the value of fixed income securities. Such an event would have an adverse effect on the Fund. The Fund is non-diversified which means that it may concentrate its assets in a smaller number of issuers, making it more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio. PIMCO computed the portfolio credit rating of AAA by averaging the credit ratings of all portfolio holdings. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
You should consider the Fund’s investment objective, risks, and fees and expenses carefully before investing. For this and other important information, obtain a Harbor Fund prospectus by calling 1-800-422-1050 or visiting www.harborfund.com. You should read the prospectus carefully before investing.

FIXED INCOME

Harbor Real Return Fund
FUND SUMMARY—April 30, 2006 (Unaudited)

INSTITUTIONAL CLASS
Fund #: 025
Cusip: 411511520
Ticker: HARRX
Inception Date: 12-01-2005
RETIREMENT CLASS
Fund #: 225
Cusip: 411511512
Ticker: HRRRX
Inception Date: 12-01-2005

 PORTFOLIO STATISTICS

	Portfolio	Benchmark

Number of Holdings	18	19
Total Net Assets (000s)	$8,378	$334,663
Average Market Coupon	2.3%	2.6%
Yield to Maturity	5.4%	5.7%
Weighted Average Maturity	9.8 years	10.1 years
Weighted Average Duration	6.8 years	6.7 years
Weighted Average Credit Quality	AAA	AAA
Portfolio Turnover Rate—Unannualized (5-Month Period Ended 04-30-2006)	169%	N/A
 PERFORMANCE
GROWTH OF A $10,000 INVESTMENT
For the period 12-01-2005 through 04-30-2006

The graph compares a $10,000 investment in the Fund with the performance of the Lehman Brothers U.S. TIPS Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 1-800-422-1050 or visiting www.harborfund.com.

TOTAL RETURNS
For the periods ended 04-30-2006

			Average Annual

				Life	Final Value
	6	1	5	of	of a $10,000
	Months	Year	Years	Fund	Investment

Harbor Real Return Fund

Institutional Class	N/A	N/A	N/A	-1.08%	$9,892
Retirement Class	N/A	N/A	N/A	-1.16	9,884

Comparative Index

LB U.S. TIPS	-0.96%	-1.11%	7.10%	-1.13%	$9,887

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate and the shares, when redeemed, may be worth more or less than their original cost.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, the Fund’s adviser has voluntarily waived a portion of its management fee and/or absorbed Fund expenses, which has resulted in higher returns. Without these waivers, the returns would have been lower. Any existing waivers may be discontinued at any time without notice.

FIXED INCOME

Harbor Real Return Fund
FUND SUMMARY—Continued

INSTITUTIONAL CLASS
Expense Ratio: 0.57%
Total Net Assets (000s):
  $7,390
RETIREMENT CLASS
Expense Ratio: 0.81%
Total Net Assets (000s):
  $988

 CREDIT QUALITY (% of investments)
 MATURITY PROFILE (% of investments)
 FEES AND EXPENSE EXAMPLE
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the period December 1, 2005 through April 30, 2006.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account	Ending Account
	Value	Value	Expenses Paid During
	(December 1, 2005)	(April 30, 2006)	Period*

Institutional Class
Actual	$1,000.00	$989.20	$2.35
Hypothetical (5% return)[1]	1,000.00	1,021.86	2.86

Retirement Class
Actual	$1,000.00	$988.40	$3.33
Hypothetical (5% return)[1]	1,000.00	1,020.67	4.06

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 151/365 (to reflect the life of the Fund).

1	The hypothetical expenses reflect amounts as if the Fund had been in existence for the entire fiscal half year.

FIXED INCOME

Harbor Real Return Fund
PORTFOLIO OF INVESTMENTS—April 30, 2006 (Unaudited)

Total Investments (% of net assets)
(Excludes net cash and short-term investments of -24.8%)

U.S. Government Obligations	124.8

U.S. GOVERNMENT OBLIGATIONS—124.8%
Principal
Amount		Value
(000s)		(000s)

	U.S. Treasury Bonds
$300	2.000%—01/15/2026[1]	$279
246	3.625%—04/15/2028[1]	296
302	3.875%—04/15/2029[1]	379

		954

	U.S. Treasury Notes
1,049	0.875%—04/15/2010[1]	998
4,259	1.875%—07/15/2013-07/15/2015[1]	4,092
402	2.375%—04/15/2011[1]	404
1,658	3.000%—07/15/2012[1]	1,728
627	3.375%—01/15/2007[1]	635
228	3.500%—01/15/2011[1]	242
369	3.625%—01/15/2008[1]	380
182	3.875%—01/15/2009[1]	191
771	4.250%—01/15/2010[1]	830

		9,500

TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost $10,527)		10,454

PURCHASED OPTIONS—0.0%
(Cost $1)
No. of
Contracts		Value
(000s)		(000s)

	Swap Option USD vs. JPY
100	Expire 07/2006	$2

SHORT-TERM INVESTMENTS—18.2%
Principal
Amount
(000s)

REPURCHASE AGREEMENTS
$422	Repurchase Agreement with State Street Corp. dated April 28, 2006 due May 1, 2006 at 4.400% collateralized by a FHLMC Bond (market value $413) and a FNMA Note (market value $24)	422

SOVEREIGN TREASURY BILLS
	French Government Discount Treasury Bills
€880	0.000%—07/13/2006-09/28/2006[2]	1,101

TOTAL SHORT-TERM INVESTMENTS (Cost $1,492)		1,523

TOTAL INVESTMENTS—143.0% (Cost $12,020)		11,979
CASH AND OTHER ASSETS, LESS LIABILITIES—(43.0%)		(3,601)

TOTAL NET ASSETS—100.0%		$8,378

FORWARD CURRENCY CONTRACTS OPEN AT APRIL 30, 2006 ARE AS FOLLOWS:

				Unrealized
		Aggregate		Appreciation/
	Market Value	Face Value		(Depreciation)
Currency	(000s)	(000s)	Delivery Date	(000s)

Euro (Sell)	$1,006	$983	May-06	$(23)
Euro (Buy)	48	48	May-06	—
Japanese Yen (Buy)	176	172	May-06	4
Swiss Franc (Buy)	39	37	Jun-06	2

				$(17)

1	Treasury inflation-protected securities (TIPS) are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.

2	Zero coupon securities.

€	Euro.
The accompanying notes are an integral part of the financial statements.

FIXED INCOME

[THIS PAGE INTENTIONALLY LEFT BLANK]

FIXED INCOME

Harbor Short Duration Fund
MANAGER’S COMMENTARY (Unaudited)

SUBADVISER
Fischer Francis Trees &
Watts, Inc.
200 Park Avenue
New York, NY 10166
Ken O’Donnell, CFA
Portfolio Manager (since 2003)
FFTW has subadvised the Fund since its inception in 1992.
INVESTMENT GOAL
Total return that is consistent with preservation of capital.
PRINCIPAL STYLE CHARACTERISTICS
High quality short-term bonds.

 TOP TEN HOLDINGS (% of net assets)

U.S. Treasury Note (3.375% - 02/28/07)	12.6%
United Kingdom Treasury Note (4.500% - 03/07/07)	6.1
Federal National Mortgage Association (5.329% - 03/25/23)	3.3
Chase Credit Card Master Trust (5.500% - 11/17/08)	2.5
Capital One Master Trust (4.90% - 03/15/10)	2.5
Capital One Master Trust (4.60% - 08/17/09)	2.5
Gracechurch Card Funding plc (2.700% - 08/15/08)	2.4
DaimlerChrysler Auto Trust (2.880% - 10/08/09)	2.3
Citibank Credit Card Issuance Trust (5.650% - 06/16/08)	2.2
Structured Adjustable Rate Mortgage Loan Trust (5.062% - 01/25/35)	2.2
 FUND CATEGORY
 MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Market Review
The U.S. economy fared better than many expected after the devastation of Hurricane Katrina. Job growth increased, consumer confidence improved and capacity utilization resumed its upward trend. After slowing to 1.7% in the fourth quarter of calendar year 2005, GDP growth surged to 4.8% in the first quarter of 2006. Meanwhile, core inflation remained well contained at 2.1%, year-over-year, despite elevated fuel prices.
In response to the resilient economy, the Federal Reserve’s Federal Open Market Committee (FOMC) further increased the policy rate to 4.75%, but indicated that the pace of future increases could be slowing. The U.S. Treasury yield curve flattened considerably during the tightening cycle. Flat yield curves historically have been common at the end of tightening cycles. While it is unclear that the current situation represents a peak for short-term interest rates, policy rates are clearly much closer to neutral than they have been in the recent past.
Of specific concern to the markets is the exogenous effect of elevated energy prices. Crude oil prices rose to near the peak experienced in the aftermath of the hurricanes. Recent prices are reflective of a combination of geopolitical instability in the Middle East and an increase in global demand, specifically from Asia. It is uncertain whether rising energy prices will result in inflationary pressures or serve as an impediment to growth. At the consumer level, fuel demand has largely been considered inelastic due to a lack of substitution, yet concerns are mounting that consumption may be reduced in other areas to compensate for the increase in gasoline prices.
Performance
Despite an environment of rising domestic interest rates, the Harbor Short Duration Fund provided competitive returns. For the six months ended April 30, 2006, the first half of its 2006 fiscal year, the Fund returned 1.84% (Institutional Class) and 1.73% (Retirement Class). This compares with a return of 1.76% for the Fund’s benchmark, the Citigroup 1 YR Treasury Index.
The duration of the portfolio was maintained at a level shorter than the one-year benchmark as a defense against rising short-term interest rates. This short duration position had a positive impact on the portfolio’s total return. With a flat yield curve, the marginal cost of maintaining a short duration position is minimal. A position in floating rate securities, which are less vulnerable to rising interest rates, had an offsetting effect on the yield shortfall. Floating rate securities periodically reset their coupons to reflect current rates and tend to outperform fixed coupon securities during periods of rising interest rates. The risk to this strategy, if yields were to fall unexpectedly, would be in having failed to lock in current rates.

FIXED INCOME

Harbor Short Duration Fund
MANAGER’S COMMENTARY—Continued

Outlook and Strategy
At the end of April, Fed funds futures contracts were pricing in an additional increase in short-term interest rates to 5.00%, which the FOMC subsequently implemented at its May 10, 2006 meeting. The Federal Reserve has indicated that rates are currently neutral and that a near-term pause is likely. Given the less hawkish tone of recent policy statements, the magnitude of the short duration position will be reconsidered in the near-term. As we near a peak in short-term interest rates, the portfolio duration will be gradually extended to a level that is neutral to the one-year benchmark.
The Harbor Short Duration Fund focuses on the asset-backed securities (ABS) sector of the fixed income universe as a primary source of yield enhancement. These securities typically are collateralized by consumer loan receivables such as credit card debt, auto loans, and residential mortgages. Consumer loans are pooled and the resultant cash flow stream is securitized, creating multiple securities with various maturities. Individual tranches of securities are credit enhanced in the securitization process to achieve the desired investment grade rating. The diversified loan pool provides a stream of cash flows that are utilized to make interest and principal payments on the issued securities.
The consumer loan market performed well during the recent economic recession. High-quality receivables experienced only modest increases in delinquencies and losses during this difficult period. Collateral performance, which is highly correlated with domestic employment, improved significantly in recent years. The strong performance trend is expected to continue, given the strength in the economy.
The ABS sector offers an attractive risk/return profile versus comparable spread sectors and historically has been the largest contributor to excess returns in the portfolio. Given the high-quality nature of the portfolio and the fact that the ABS market provides an abundance of short duration, highly rated securities (mostly AAA), we believe that the strategy of overweighting the sector is a natural fit. We will continue to emphasize the ABS credit strategy as long as the sector provides attractive investment opportunities. We intend to continue managing the portfolio with a focus on long-term performance while remaining mindful of the short-term risks that are inherent with owning spread securities.

This report contains the current opinions of the manager and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
There may be a greater risk that the Fund could lose money due to prepayment and extension risks because the Fund invests heavily at times in asset-backed and mortgage-related securities. The Fund may engage in active and frequent trading to achieve its principal strategies. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
You should consider the Fund’s investment objective, risks, and fees and expenses carefully before investing. For this and other important information, obtain a Harbor Fund prospectus by calling 1-800-422-1050 or visiting www.harborfund.com. You should read the prospectus carefully before investing.

FIXED INCOME

Harbor Short Duration Fund
FUND SUMMARY—April 30, 2006 (Unaudited)

INSTITUTIONAL CLASS
Fund #: 016
Cusip: 411511702
Ticker: HASDX
Inception Date: 01-01-1992
RETIREMENT CLASS
Fund #: 216
Cusip: 411511678
Ticker: HRSDX
Inception Date: 11-01-2002

 PORTFOLIO STATISTICS

	Portfolio	Benchmark

Number of Holdings	53	1
Total Net Assets (000s)	$59,390	N/A
Average Market Coupon	4.2%	3.6%
Yield to Maturity	5.1%	5.0%
Weighted Average Maturity	1.2 years	1.0 years
Weighted Average Duration	0.6 years	1.0 years
Weighted Average Credit Quality	AAA	AAA
Portfolio Turnover Rate—Unannualized (6-Month Period Ended 04-30-2006)	60%	N/A
 PERFORMANCE
GROWTH OF A $10,000 INVESTMENT
For the period 05-01-1996 through 04-30-2006

The graph compares a $10,000 investment in the Fund with the performance of the Citigroup 1 YR Treasury Index and the Merrill Lynch 1 to 3 YR U.S. Treasury Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 1-800-422-1050 or visiting www.harborfund.com.

TOTAL RETURNS
For the periods ended 04-30-2006

			Average Annual
					Final Value
	6	1	5	10	of a $10,000
	Months	Year	Years	Years	Investment

Harbor Short Duration Fund

Institutional Class	1.84%	3.17%	2.85%	4.58%	$15,652
Retirement Class	1.73	2.82	2.58	4.31	15,256

Comparative Indices

Citigroup 1 YR Treasury	1.76%	2.82%	2.60%	4.33%	$15,284
Merrill Lynch 1 to 3 YR U.S. Treasury	1.41	2.07	3.19	4.82	16,010

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost.
Effective July 1, 2006, the Fund is changing its benchmark index from the Citigroup 1 YR Treasury Index to the Merrill Lynch 1 to 3 YR U.S. Treasury Index to better reflect the range of maturities which typically exist in a short-term fixed income fund such as the Harbor Short Duration Fund.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, the Fund’s adviser has voluntarily waived a portion of its management fee and/or absorbed Fund expenses, which has resulted in higher returns. Without these waivers, the returns would have been lower. Any existing waivers may be discontinued at any time without notice. The performance of the Retirement Class shares prior to 11-01-2002 is based on the Fund’s Institutional Class shares’ performance, restated for the higher expense ratio of the Retirement Class.

FIXED INCOME

Harbor Short Duration Fund
FUND SUMMARY—Continued

INSTITUTIONAL CLASS
Expense Ratio: 0.39%
Total Net Assets (000s):
  $57,606
RETIREMENT CLASS
Expense Ratio: 0.64%
Total Net Assets (000s):
  $1,784

 CREDIT QUALITY (% of investments)
 MATURITY PROFILE (% of investments)
 FEES AND EXPENSE EXAMPLE
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2005 through April 30, 2006.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account	Ending Account
	Value	Value	Expenses Paid During
	(November 1, 2005)	(April 30, 2006)	Period*

Institutional Class
Actual	$1,000.00	$1,018.42	$1.95
Hypothetical (5% return)	1,000.00	1,022.76	1.96

Retirement Class
Actual	$1,000.00	$1,017.35	$3.20
Hypothetical (5% return)	1,000.00	1,021.52	3.21

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

FIXED INCOME

Harbor Short Duration Fund
PORTFOLIO OF INVESTMENTS—April 30, 2006 (Unaudited)

Total Investments (% of net assets)
(Excludes net cash and short-term investments of 4.8%)

Asset-Backed Securities	68.5
U.S. Government Obligations	12.6
Collateralized Mortgage Obligations	8.0
Foreign Government Obligations	6.1

ASSET-BACKED SECURITIES—68.5%
Principal
Amount		Value
(000s)		(000s)

	AmeriCredit Automobile Receivables Trust
	Series 2003-D CL A4
$908	2.840%—08/06/2010[1]	$890
	Ameriquest Mortgage Securities Inc.
	Series 2006-R1 Cl. M1
1,000	5.349%—03/25/2036[1,2]	1,001
	Series 2005-R1 Cl. M1
1,000	5.409%—03/25/2035[1,2]	1,002

		2,003

	Atlantic City Electric Transition Funding LLC
	Series 2002-1 Cl. A1
1,250	2.890%—07/20/2010	1,217
	Capital Auto Receivables Asset Trust
	Series 2003-1 Cl. A3A
467	2.750%—04/16/2007[1]	466
	Series 2006-1 Cl. A2A
650	5.030%—09/15/2008[1]	650

		1,116

	Capital One Master Trust
	Series 2001-8A Cl. A
1,485	4.600%—08/17/2009[1]	1,482
	Series 2002-4A Cl. A
1,500	4.900%—03/15/2010[1]	1,495

		2,977

	Centex Home Equity Loan Trust
	Series 2001-C Cl. A4
16	5.390%—02/25/2030[1]	16
	Chase Credit Card Master Trust
	Series 2001-4 Cl. A
1,500	5.500%—11/17/2008[1]	1,503
	Chase Issuance Trust
	Series 2004-A9 Cl. A9
1,025	3.220%—06/15/2010[1]	997
	Chase Manhattan Auto Owner Trust
	Series 2005-B Cl. A2
1,000	4.770%—03/15/2008[1]	999
	Citibank Credit Card Issuance Trust
	Series 2004-A1 Cl. A1
1,010	2.550%—01/20/2009[1]	992
	Series 2004-A4 Cl. A4
1,000	3.200%—08/24/2009	974
	Series 2001-A6 Cl. A6
1,318	5.650%—06/16/2008[1]	1,320

		3,286

	Connecticut RRB Special Purpose Trust CL&P
	Series 2001-1 Cl. A3
673	5.730%—03/30/2009	675
	Contimortgage Home Equity Trust
	Pass Through Certificates
	Series 1996-4 Cl. A10
488	5.381%—01/15/2028[1,2]	489
	CPL Transition Funding LLC
	Series 2002-1 Cl. A2
668	5.010%—01/15/2010[1]	666
	DaimlerChrysler Auto Trust
	Series 2003-A Cl. A4
1,404	2.880%—10/08/2009[1]	1,386
	Discover Card Master Trust I
	Series 2002-2 Cl. A
1,000	5.150%—10/15/2009[1]	1,000
	Federal National Mortgage Association REMIC[3]
	Series 2002-W2 Cl. AF5
755	6.000%—06/25/2032[1,4]	754
	Gracechurch Card Funding plc
	Series 5 Cl. A2
1,450	2.700%—08/15/2008	1,440
	Harley-Davidson Motorcycle Trust
	Series 2002-2 Cl. A2
830	3.090%—06/15/2010	820
	Holmes Financing plc
	Series 4 Cl. 2A
€1,000	5.050%—07/15/2008[2]	1,267
	Honda Auto Receivables Owner Trust
	Series 2003-2 Cl. A4
$866	2.160%—10/21/2008[1]	855
	Household Private Label Credit Card Master Note Trust I
	Series 2002-1 Cl. A
1,005	5.500%—01/18/2011	1,009
	HSI Asset Securitization Corp Trust
	Pass Through Securities
	Series 2006-OPT2 Cl. M1
1,000	5.329%—01/25/2036[1,2]	1,001
	Illinois Power Special Purpose Trust
	Series 1998-1 Cl. A6
845	5.540%—06/25/2009[1]	847
	Massachusetts RRB Special Purpose Trust
	Series 1999-1 Cl. A4
779	6.910%—09/15/2009	790
	MBNA Credit Card Master Note Trust
	Series 2004-A4 Cl. A4
1,175	2.700%—09/15/2009	1,148
	Series 2002-A1 Cl. A1
1,000	4.950%—06/15/2009	1,000

		2,148

	Nissan Auto Receivables Owner Trust
	Series 2003-C Cl. A4
780	2.700%—12/17/2007[1]	775
	Series 2004-B Cl. A3
998	3.350%—05/15/2008	989
	Series 2005-C Cl. A2
1,000	4.140%—01/15/2008[1]	996

		2,760

	Oncor Electricity Delivery Transition Bond Co.
	Series 2003-1 Cl. A1
727	2.260%—02/15/2009[1]	717
	Option One Mortgage Loan Trust
	Series 2005-1 Cl. M1
1,000	5.479%—02/25/2035[1,2]	1,004
	PECO Energy Transition Trust
	Series 1999-A Cl. A6
891	6.050%—03/01/2009[1]	895

FIXED INCOME

Harbor Short Duration Fund
PORTFOLIO OF INVESTMENTS—Continued

ASSET-BACKED SECURITIES—Continued
Principal
Amount		Value
(000s)		(000s)

	Residential Asset Securities Corp.
	Series 2005-KS2 Cl. M1
$1,000	5.389%—03/25/2035[1,2]	$1,003
	Series 2005-KS1 Cl. M1
1,000	5.409%—02/25/2035[1,2]	1,003

		2,006

	Residential Funding Mortgage Securities II Inc.
	Series 2003-HS2 Cl. AIIB
597	5.209%—06/25/2028[1,2]	598
	Specialty Underwriting & Residential Finance
	Pass Through Certificates
	Series 2004-BC4 Cl. M1
1,000	5.759%—10/25/2035[1,2]	1,010
	West Penn Funding LLC Transition Bonds
	Series 1999-A Cl. A3
550	6.810%—09/25/2008[1]	552
	WFS Financial Owner Trust
	Series 2003-1 Cl. A4
991	2.740%—09/20/2010	977

TOTAL ASSET-BACKED SECURITIES (Cost $40,896)		40,670

COLLATERALIZED MORTGAGE OBLIGATIONS—8.0%
	Federal National Mortgage Association
	Series 2003-38 Cl. FA
1,968	5.329%—03/25/2023[2]	1,979
1	6.000%—03/01/2017	1
1	6.500%—10/01/2016	1

		1,981

	Federal National Mortgage Association REMIC[3]
	Series 1997-68 Cl. FC
1,245	5.438%—05/18/2027[2]	1,258
1,291	Structured Adjustable Rate Mortgage Loan Trust Pass Through Certificates Series 2004-20 Cl. 1A1 5.062%—01/25/2035[1,5]	1,279
	Structured Asset Securities Corp.
	Series 2002-1A Cl. 2A1
254	5.674%—02/25/2032[1,2]	254

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $4,810)		4,772

FOREIGN GOVERNMENT OBLIGATIONS—6.1%
(Cost $3,576)
United Kingdom Treasury Note
£2,000	4.500%—03/07/2007	3,646

U.S. GOVERNMENT OBLIGATIONS—12.6%
(Cost $7,489)
U.S. Treasury Note
$7,550	3.375%—02/28/2007	7,456

SHORT-TERM INVESTMENTS—4.5%
REPURCHASE AGREEMENTS
2,645	Repurchase Agreement with State Street Corp. dated April 28, 2006 due May 1, 2006 at 4.250% collateralized by a U.S. Treasury Bond (market value $2,700)	2,645

U.S. TREASURY BILLS
20	4.048%—06/22/2006	20

TOTAL SHORT-TERM INVESTMENTS (Cost $2,665)		2,665

TOTAL INVESTMENTS—99.7% (Cost $59,436)		59,209
CASH AND OTHER ASSETS, LESS LIABILITIES—0.3%		181

TOTAL NET ASSETS—100.0%		$59,390

FORWARD CURRENCY CONTRACTS OPEN AT APRIL 30, 2006 ARE AS FOLLOWS:

				Unrealized
		Aggregate		Appreciation/
	Market Value	Face Value		(Depreciation)
Currency	(000s)	(000s)	Delivery Date	(000s)

Euro (Sell)	$3,933	$3,721	May-06	$(212)
Euro (Buy)	2,685	2,602	May-06	83
British Pound (Sell)	3,723	3,639	May-06	(84)

				$(213)

1	At April 30, 2006, securities held by the Fund were pledged to cover margin requirements for open future contracts, written options on futures contracts and swap options. (See Note 2 to the Financial Statements.) The securities pledged had an aggregate market value of $29,899 or 50.34%.

2	Floating rate security. The stated rate represents the rate in effect at April 30, 2006.

3	REMICs are CMOs which can hold mortgages secured by any type of real property and issue multiple-class securities backed by those mortgages.

4	Step coupon security.

5	Variable rate security. The stated rate represents the rate in effect at April 30, 2006.

£	British pound.

€	Euro.
The accompanying notes are an integral part of the financial statements.

FIXED INCOME

Harbor Money Market Fund
MANAGER’S COMMENTARY (Unaudited)

SUBADVISER
Fischer Francis Trees &
Watts, Inc.
200 Park Avenue
New York, NY 10166
Ken O’Donnell, CFA
Portfolio Manager (since 2003)
FFTW has subadvised the Fund since its inception in 1987.
INVESTMENT GOAL
Current income. The Fund intends to maintain a stable share price of $1.
PRINCIPAL STYLE CHARACTERISTICS
Very short-term high quality money market instruments.

 TOP TEN HOLDINGS (% of net assets)

ANZ Inc.	5.5%
Wells Fargo Bank	5.1
Royal Bank of Scotland plc	5.1
Abbey National LLC	5.0
UBS Finance Inc.	4.7
Lloyds Bank plc	4.6
BMW Capital Corp.	4.5
Chariot Funding LLC	4.4
Barclays Bank plc	4.2
CitiBank	4.2
 FUND CATEGORY
 MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Market Review
The U.S. economy recovered quickly from the devastation of Hurricane Katrina. The labor sector tightened, consumer confidence improved, and domestic growth resumed. After slowing to 1.7% in the fourth quarter of calendar year 2005, GDP surged to 4.8% in the first quarter of 2006. Meanwhile, core inflation remained well contained at 2.1% on a year-over-year basis.
The Federal Open Market Committee (FOMC) of the Federal Reserve remained vigilant on inflationary pressures, increasing the policy rate to 4.75% but indicating that the pace of future increases could be slowing. At the end of April, markets were forecasting an additional increase. The U.S. Treasury yield curve continued to flatten and finished the six months ended April 30, 2006, with very little term structure. While flat or inverted yield curves are not uncommon at the end of a tightening cycle, it is unclear whether the current situation represents a peak for short- term interest rates. Current rates, however, are clearly much closer to neutral than they have been in the recent past.
Markets continued to monitor the energy sector closely for potential pass-though effects on general economic conditions. Crude oil finished the six months near the peak experienced in the aftermath of the Gulf hurricanes last year. Recent prices were reflective of a combination of geopolitical instability in the Middle East and an increase in global demand. It is uncertain whether rising energy prices will result in inflationary pressure or a reduction in growth, yet concerns are mounting that consumption patterns may change as a result of elevated fuel prices.
Performance
Despite an environment of rising domestic interest rates, the Harbor Money Market Fund provided competitive returns. The Fund returned 2.04% (Institutional Class) and 1.91% (Retirement Class) for the first half of the 2006 fiscal year. This compares with a return of 2.06% for the Fund’s benchmark, the Merrill Lynch 3-Month U.S. Treasury Bill Index. The 7-day annualized yield (as defined by the Securities and Exchange Commission) of the Harbor Money Market Fund (Institutional Class) rose to 4.48% as of April 30, 2006. That compares with 7-day annualized yields of 3.62%, 6 months earlier, and 2.44% 12 months earlier.
The duration of the portfolio was maintained at a level shorter than the three-month benchmark as a defense against increasing short-term interest rates. The overall duration position had a positive impact on the portfolio’s total return. With a flat yield curve, the marginal cost of maintaining a short duration position is minimal. Shortening the reinvestment period is rewarded during periods of rising rates. The risk to this strategy lies in the possibility of failing to have locked in current rates if yields were to fall unexpectedly. In the current environment, we believe that this risk appears to be remote.

FIXED INCOME

Harbor Money Market Fund
MANAGER’S COMMENTARY—Continued

Outlook and Strategy
During the last six months, the U.S. federal funds target rate was increased at each FOMC meeting, standing at 4.75% by March 28, 2006. Fed funds futures contracts priced in an additional increase in short-term interest rates to 5.00%, which the FOMC subsequently implemented at its May 10, 2006 meeting. The Fed has recently changed its tone and has indicated that current policy rates are neutral. This change in tone may warrant extending the days-to-maturity in the coming weeks.
The Fund invests primarily in high-quality money market instruments, including bank CDs, commercial paper, agency discount notes, and U.S. Treasury Bills. The average days-to-maturity of the portfolio was held relatively short in response to the lack of opportunity to pick up incremental yield by extending duration. We intend to keep the Fund invested in money market products with maturities inside of three months while maintaining a weighted average maturity for the portfolio in the low 30-day range. Should the market take on a more hawkish tone and the yield curve steepen, we may consider extending the average-days-to-maturity to capture additional yield.

This report contains the current opinions of the manager and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
You should consider the Fund’s investment objective, risks, and fees and expenses carefully before investing. For this and other important information, obtain a Harbor Fund prospectus by calling 1-800-422-1050 or visiting www.harborfund.com. You should read the prospectus carefully before investing.

FIXED INCOME

Harbor Money Market Fund
FUND SUMMARY—April 30, 2006 (Unaudited)

INSTITUTIONAL CLASS
Fund #: 015
Cusip: 411511405
Ticker: HARXX
Inception Date: 12-29-1987
RETIREMENT CLASS
Fund #: 215
Cusip: 411511660
Ticker: HRMXX
Inception Date: 11-01-2002

 PORTFOLIO STATISTICS

	Portfolio	Benchmark

Number of Holdings	38	1
Total Net Assets (000s)	$118,241	N/A
Yield to Maturity	4.7%	4.7%
Weighted Average Maturity	31.9 days	3 mo.
Weighted Average Duration	0.1 years	0.2 years
Weighted Average Credit Quality	AAA	AAA
 CREDIT QUALITY (% of investments)
 PERFORMANCE
GROWTH OF A $10,000 INVESTMENT
For the period 05-01-1996 through 04-30-2006

The graph compares a $10,000 investment in the Fund with the performance of the Merrill Lynch 3-Month U.S. T-Bill Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 1-800-422-1050 or visiting www.harborfund.com.

TOTAL RETURNS
For the periods ended 04-30-2006

			Average Annual
					Final Value
	6	1	5	10	of a $10,000
	Months	Year	Years	Years	Investment

Harbor Money Market Fund

Institutional Class	2.04%	3.60%	1.97%	3.63%	$14,291
Retirement Class	1.91	3.35	1.57	3.30	13,839

Comparative Index

Merrill Lynch 3-Month U.S. T-Bill	2.06%	3.68%	2.23%	3.82%	$14,551

Current Yield for Periods Ended 03-31-2006

Institutional Class	7 Days: 4.35% 30 Days: 4.30%
Retirement Class	7 Days: 4.10 30 Days: 4.01

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, the Fund’s adviser has voluntarily waived a portion of its management fee and/or absorbed Fund expenses, which has resulted in higher returns. Without these waivers, the returns would have been lower. Any existing waivers may be discontinued at any time without notice. Current yield excludes gains and losses as defined by the Securities and Exchange Commission. The current yield more closely reflects the current earnings of the Fund than the total return. The performance of the Retirement Class shares prior to 11-01-2002 is based on the Fund’s Institutional Class shares’ performance, restated for the higher expense ratio of the Retirement Class.

FIXED INCOME

Harbor Money Market Fund
FUND SUMMARY—Continued

INSTITUTIONAL CLASS
Expense Ratio: 0.34%
Total Net Assets (000s):
  $113,948
RETIREMENT CLASS
Expense Ratio: 0.59%
Total Net Assets (000s):
  $4,293

 FEES AND EXPENSE EXAMPLE
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2005 through April 30, 2006.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in this the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account	Ending Account
	Value	Value	Expenses Paid During
	(November 1, 2005)	(April 30, 2006)	Period*

Institutional Class
Actual	$1,000.00	$1,020.38	$1.71
Hypothetical (5% return)	1,000.00	1,023.00	1.71

Retirement Class
Actual	$1,000.00	$1,019.15	$2.96
Hypothetical (5% return)	1,000.00	1,021.76	2.96

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

FIXED INCOME

Harbor Money Market Fund
PORTFOLIO OF INVESTMENTS—April 30, 2006 (Unaudited)

Total Investments (% of net assets)
(Excludes net cash of 1.2%)

Commercial Paper	69.0
Bank Obligations	22.0
Asset-Backed Securities	7.5
U.S. Government Agencies	0.2
Repurchase Agreements	0.1

ASSET-BACKED SECURITIES—7.5%
Principal
Amount		Value
(000s)		(000s)

	Capital Auto Receivables Assets Series 2006-1 Cl. A1
$1,335	4.642%—02/15/2007[1]	$1,335
	GE Equipment Small Ticket LLC
	Series 2005-1A Cl. A1
359	3.994%—09/22/2006[1]	359
	Honda Auto Receivables Owner Trust
	Series 2005-6 Cl. A1
1,241	4.512%—12/18/2006	1,241
	Nissan Auto Lease Trust
	Series 2005-A Cl. A1
717	4.271%—11/15/2006	716
	Nissan Auto Receivables Trust
	Series 2006-A Cl. A1
1,777	4.663%—02/15/2007	1,777
	Series 2006-B Cl. A1
2,500	5.081%—05/15/2007	2,500

		4,277

	Volkswagen Auto Loan Trust
	Series 2005 1 Cl. A1
890	4.370%—11/20/2006	890

TOTAL ASSET-BACKED SECURITIES (Cost $8,818)		8,818

BANK OBLIGATIONS—22.0%
	Barclays Bank plc
5,000	4.790%—05/22/2006	5,000
	CitiBank
5,000	5.030%—07/24/2006	5,000
	Deutsche Bank AG
5,000	4.760%—05/30/2006	5,000
	Toronto Dominion Bank
5,000	4.755%—05/31/2006	5,000
	Wells Fargo Bank
6,000	4.760%—05/01/2006	6,000

TOTAL BANK OBLIGATIONS (Cost $26,000)		26,000

COMMERCIAL PAPER—69.0%
	Abbey National LLC
6,000	4.890%—06/19/2006	5,960
	ABN AMRO North America
5,000	4.740%—05/08/2006	4,995
	ANZ Inc.
6,500	4.935%—06/27/2006	6,449
	BMW Capital Corp.
5,300	4.800%—05/01/2006	5,300
	CBA Finance Inc.
3,000	4.650%—05/03/2006	2,999
2,400	4.670%—05/22/2006	2,394
1,000	4.910%—06/14/2006	994

		6,387

	Chariot Funding LLC
5,200	4.760%—05/09/2006	5,195
	Charta Corp. Yrs. 3&4
3,750	4.860%—05/19/2006	3,741
	Danske Corp.
3,000	4.900%—05/22/2006	2,992
	HBOS Treasury Services plc
3,300	4.680%—05/18/2006	3,293
1,500	4.700%—05/30/2006	1,494
1,000	4.730%—06/02/2006	996

		5,783

	Lloyds Bank plc
5,500	4.890%—06/19/2006	5,464
	Royal Bank of Scotland plc
6,000	4.750%—05/08/2006	5,995
	Societe Generale North America Inc.
4,300	4.710%—05/22/2006	4,288
1,000	4.810%—06/12/2006	994

		5,282

	Svenska Handelsbanken Ab
2,000	4.775%—06/14/2006	1,988
3,000	4.810%—05/15/2006	2,994
2,000	4.935%—06/27/2006	1,984

		6,966

	UBS Finance Inc.
5,500	4.820%—05/01/2006	5,500
	WestpacTrust Securities New Zealand Ltd.
3,000	4.685%—05/24/2006	2,991
1,300	4.900%—05/22/2006	1,296
1,300	4.950%—06/15/2006	1,292

		5,579

TOTAL COMMERCIAL PAPER (Cost $81,588)		81,588

REPURCHASE AGREEMENTS—0.1%
(Cost $96)
96	Repurchase Agreement with State Street Corp. dated April 28, 2006 due May 1, 2006 at 4.250% collateralized by a U.S. Treasury Bond (market value $98)	96

U.S. GOVERNMENT AGENCIES—0.2%
(Cost $298)
	Federal National Mortgage Association
300	4.831%—06/19/2006	298

TOTAL INVESTMENTS—98.8% (Cost $116,800)[2]		116,800
CASH AND OTHER ASSETS, LESS LIABILITIES—1.2%		1,441

TOTAL NET ASSETS—100.0%		$118,241

1	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. These securities are priced by an independent pricing service selected by the adviser (Harbor Capital Advisors, Inc.) and is considered to be liquid under procedures established by the Board of Trustees. At April 30, 2006, these securities were valued at $1,695 or 1.43% of net assets.

2	The aggregate identified cost on a tax basis is the same.
The accompanying notes are an integral part of the financial statements.

FIXED INCOME

Harbor Fund Income Funds
STATEMENT OF ASSETS AND LIABILITIES—April 30, 2006 (Unaudited)

(All amounts in Thousands, except per share amounts)

	Harbor	Harbor	Harbor	Harbor	Harbor
	High-Yield Bond	Bond	Real Return	Short Duration	Money Market

ASSETS
Investments, at identified cost*	$30,057	$2,397,263	$12,020	$59,436	$116,800

Investments, at value	$30,420	$2,135,717	$11,557	$56,564	$116,800
Repurchase agreements	299	247,436	422	2,645	—
Cash	—	82	1	1	1
Foreign currency, at value (cost: $0; $6,540; $20; $0; $0)	—	6,537	20	—	—
Receivables for:
Investments sold	176	482,049	1,260	9,962	—
Capital shares sold	170	4,531	106	278	1,525
Dividends	6	—	—	—	—
Interest	651	6,597	71	261	134
Variation margin on futures contracts	—	1,355	—	—	—
Written options	—	47	—	—	—
Unrealized appreciation on forward volatility options	—	35	—	—	—
Prepaid fund insurance	1	9	—	1	1
Other assets	—	1	1	10	—

Total Assets	31,723	2,884,396	13,438	69,722	118,461

LIABILITIES
Payables for:
Investments purchased	452	783,925	5,040	9,962	—
Capital shares reacquired	8	2,576	—	139	187
Dividends to shareholders	—	—	—	—	4
Written options, at value (premiums received $0; $4,230; $0; $0; $0)	—	4,056	—	—	—
Swap agreements (proceeds $0; $488; $0; $0; $0)	—	1,469	—	—	—
Interest on swap agreements	—	122	—	—	—
Open forward currency contracts	—	4,145	17	213	—
Variation margin on futures contracts	—	66	—	—	—
Accrued expenses:
Management fees	11	783	3	9	16
12b-1 fees	1	7	—	—	1
Trustee fees	1	6	—	1	2
Transfer agent fees	2	90	—	2	7
Other	3	34	—	6	3
TBA sale commitments at value	—	2,532	—	—	—

Total Liabilities	478	799,811	5,060	10,332	220

NET ASSETS	$31,245	$2,084,585	$8,378	$59,390	$118,241

Net Assets Consist of:
Paid-in capital	$30,351	$2,116,594	$8,521	$69,022	$118,206
Undistributed/(overdistributed) net investment income	150	15,885	29	54	45
Accumulated net realized gain/ (loss)	82	(17,276)	(114)	(9,247)	(10)
Unrealized appreciation/(depreciation) of investments and translation of assets and liabilities in foreign currencies	662	(15,152)	(41)	(226)	—
Unrealized appreciation/ (depreciation) of futures and forward contracts	—	(15,466)	(17)	(213)	—

	$31,245	$2,084,585	$8,378	$59,390	$118,241

NET ASSET VALUE PER SHARE[1]:
Institutional Class
Net assets	$26,964	$2,050,312	$7,390	$57,606	$113,948
Shares of beneficial interest[2]	2,454	178,057	753	7,043	113,948
Net asset value per share	$10.99	$11.51	$9.82	$8.18	$1.00
Retirement Class
Net assets	$2	$34,273	$988	$1,784	$4,293
Shares of beneficial interest[2]	—	2,978	101	218	4,293
Net asset value per share	$11.00	$11.51	$9.82	$8.17	$1.00
Investor Class
Net assets	$4,279	N/A	N/A	N/A	N/A
Shares of beneficial interest[2]	389	N/A	N/A	N/A	N/A
Net asset value per share	$10.99	N/A	N/A	N/A	N/A

*	Including repurchase agreements and short-term investments.

1	Per share amounts can be recalculated when total net assets and shares of beneficial interest are not rounded to thousands.

2	Par value $ 0.01 (unlimited authorizations).
The accompanying notes are an integral part of the financial statements.

FIXED INCOME

Harbor Fixed Income Funds
STATEMENT OF OPERATIONS—Six Months Ended April 30, 2006 (Unaudited)

(All amounts in Thousands)

	Harbor	Harbor	Harbor	Harbor	Harbor
	High-Yield Bond	Bond	Real Return[1]	Short Duration	Money Market

Investment Income:
Dividends	$23	$19	$—	$—	$—
Interest	1,266	49,243	86	1,255	2,760
Foreign taxes withheld	(1)	—	—	—	—

Total Investment Income	1,288	49,262	86	1,255	2,760
Operating Expenses:
Management fees	100	5,030	13	86	187
12b-1 fees:
Retirement Class	—	41	1	2	5
Investor Class	5	N/A	N/A	N/A	N/A
Shareholder communications	1	179	40	7	17
Custodian fees	51	183	10	31	28
Transfer agent fees:
Institutional Class	8	545	1	15	33
Retirement Class	—	9	—	—	1
Investor Class	4	N/A	N/A	N/A	N/A
Professional fees	1	39	2	1	2
Trustees’ fees and expenses	—	11	—	—	1
Registration fees	41	66	48	22	19
Miscellaneous	—	20	—	—	3

Total operating expenses	211	6,123	115	164	296
Management fees waived	(22)	(204)	(1)	(28)	(75)
Other expenses waived	(40)	—	(98)	(23)	—
Other expense reimbursements and reductions (Note 4)	—	(10)	—	(1)	(4)

Net operating expenses	149	5,909	16	112	217
Interest expense on reverse repurchase agreements	—	—	—	(7)	—

Net Investment Income/(Loss)	1,139	43,353	70	1,136	2,543
Realized and Unrealized Gain/(Loss) on Investment Transactions:
Net realized gain/(loss) on:
Investments	84	2,174	(108)	(299)	—
Foreign currency transactions	—	(9,792)	(6)	91	—
Swap agreements	—	(498)	—	—	—
Futures contracts	—	(9,573)	—	10	—
Written options	—	1,155	—	—	—
Change in net unrealized appreciation/(depreciation) of:
Investments	351	3,700	(24)	662	—
Swap agreements	—	499	—	—	—
Futures contracts	—	(1,512)	—	(10)	—
Forward currency contracts	—	(3,946)	(17)	(269)	—
Translation of assets and liabilities in foreign currencies	—	(4,216)	(17)	(264)	—

Net gain/(loss) on investment transactions	435	(22,009)	(172)	(79)	—

Net Increase/(Decrease) in Net Assets Resulting from Operations	$1,574	$21,344	$(102)	$1,057	$2,543

1	Commenced operations December 1, 2005.
The accompanying notes are an integral part of the financial statements.

FIXED INCOME

[THIS PAGE INTENTIONALLY LEFT BLANK]

FIXED INCOME

Harbor Fixed Income Funds
STATEMENT OF CHANGES IN NET ASSETS

(All amounts in Thousands)

	Harbor
	High-Yield Bond

	November 1,	November 1,
	2005	2004
	through	through
	April 30,	October 31,
	2006	2005

	(Unaudited)
INCREASE/(DECREASE) IN NET ASSETS:
Operations:
Net investment income/(loss)	$1,139	$4,714
Net realized gain/(loss) on investments	84	1,172
Net unrealized appreciation/(depreciation) of investments	351	(3,491)

Net increase/(decrease) in net assets resulting from operations	1,574	2,395

Distributions to Shareholders:
Net investment income:
Institutional Class	(1,072)	(4,242)
Retirement Class	—	—
Investor Class	(143)	(225)
Net realized gain on investments:
Institutional Class	(100)	(885)
Retirement Class	—	—
Investor Class	(13)	(50)

Total distributions to shareholders	(1,328)	(5,402)

Net Increase/(Decrease) Derived from Capital Stock Activity	(4,597)	(31,699)

Net increase/(decrease) in net assets	(4,351)	(34,706)
Net Assets:
Beginning of period	35,596	70,302

End of period*	$31,245	$35,596

* Includes undistributed/(over-distributed) net investment income of:	$150	$226

a	Commencement of operations.
The accompanying notes are an integral part of the financial statements.

FIXED INCOME

Harbor		Harbor	Harbor		Harbor
Bond		Real Return	Short Duration		Money Market

November 1,	November 1,	December 1,	November 1,	November 1,	November 1,	November 1,
2005	2004	2005[a]	2005	2004	2005	2004
through	through	through	through	through	through	through
April 30,	October 31,	April 30,	April 30,	October 31,	April 30,	October 31,
2006	2005	2006	2006	2005	2006	2005

(Unaudited)		(Unaudited)	(Unaudited)		(Unaudited)
$43,353	$60,195	$70	$1,136	$2,683	$2,543	$3,082
(16,534)	18,365	(114)	(198)	(823)	—	(11)
(5,475)	(56,306)	(58)	119	(269)	—	—

21,344	22,254	(102)	1,057	1,591	2,543	3,071

(35,320)	(74,790)	(35)	(1,625)	(3,061)	(2,463)	(2,990)
(540)	(1,014)	(6)	(47)	(53)	(80)	(81)
N/A	N/A	N/A	N/A	N/A	N/A	N/A
(2,503)	(39,052)	—	—	—	—	—
(40)	(440)	—	—	—	—	—
N/A	N/A	N/A	N/A	N/A	N/A	N/A

(38,403)	(115,296)	(41)	(1,672)	(3,114)	(2,543)	(3,071)

138,040	491,839	8,521	5,096	(38,924)	(5,696)	3,014

120,981	398,797	8,378	4,481	(40,447)	(5,696)	3,014
1,963,604	1,564,807	—	54,909	95,356	123,937	120,923

$2,084,585	$1,963,604	$8,378	$59,390	$54,909	$118,241	$123,937

$15,885	$8,392	$29	$54	$590	$45	$45

FIXED INCOME

Harbor Fixed Income Funds
STATEMENT OF CHANGES IN NET ASSETS—CAPITAL STOCK ACTIVITY

(All amounts and shares in Thousands)

	Harbor		Harbor
	High-Yield Bond		Bond

	November 1,	November 1,	November 1,	November 1,
	2005	2004	2005	2004
	through	through	through	through
	April 30,	October 31,	April 30,	October 31,
	2006	2005	2006	2005

	(Unaudited)		(Unaudited)
AMOUNT ($)
Institutional Class:
Net proceeds from sale of shares	$4,384	$14,719	$381,782	$744,498
Net proceeds from redemption fees	1	21	—	—
Reinvested in payment of distributions	954	2,799	32,540	101,107
Cost of shares reacquired	(10,139)	(12,874)	(278,915)	(368,762)
Cost of shares reacquired through in-kind redemptions	—	(37,001)	—	—

Net increase/(decrease) in net assets	$(4,800)	$(32,336)	$135,407	$476,843

Retirement Class:
Net proceeds from sale of shares	$1	$2	$12,981	$22,905
Net proceeds from redemption fees	—	—	—	—
Reinvested in payment of distributions	—	—	581	1,454
Cost of shares reacquired	(1)	—	(10,929)	(9,363)

Net increase/(decrease) in net assets	$—	$2	$2,633	$14,996

Investor Class:
Net proceeds from sale of shares	$371	$1,390
Net proceeds from redemption fees	—	3
Reinvested in payment of distributions	154	273	Not	Not
Cost of shares reacquired	(322)	(1,031)	Applicable	Applicable

Net increase/(decrease) in net assets	$203	$635

SHARES
Institutional Class:
Shares sold	400	1,306	32,861	62,475
Shares issued in reinvestment of distributions	88	250	2,818	8,564
Shares reacquired	(925)	(1,153)	(24,012)	(31,020)
Shares reacquired through in-kind redemptions	—	(3,373)	—	—

Net increase/(decrease) in shares outstanding	(437)	(2,970)	11,667	40,019
Beginning of period	2,891	5,861	166,390	126,371

End of period	2,454	2,891	178,057	166,390

Retirement Class:
Shares sold	—	—	1,115	1,936
Shares issued in reinvestment of distributions	—	—	51	123
Shares reacquired	—	—	(941)	(794)

Net increase/(decrease) in shares outstanding	—	—	225	1,265
Beginning of period	—	—	2,753	1,488

End of period	—	—	2,978	2,753

Investor Class:
Shares sold	34	123
Shares issued in reinvestment of distributions	14	25
Shares reacquired	(30)	(92)	Not	Not

Net increase/(decrease) in shares outstanding	18	56	Applicable	Applicable
Beginning of period	371	315

End of period	389	371

a	Commencement of operations.
The accompanying notes are an integral part of the financial statements.

FIXED INCOME

Harbor	Harbor		Harbor
Real Return	Short Duration		Money Market

December 1,	November 1,	November 1,	November 1,	November 1,
2005[a]	2005	2004	2005	2004
through	through	through	through	through
April 30,	April 30,	October 31,	April 30,	October 31,
2006	2006	2005	2006	2005

(Unaudited)	(Unaudited)		(Unaudited)
$7,613	$18,226	$28,789	$127,887	$212,573
—	—	—	—	—
37	1,582	2,597	2,442	2,961
(135)	(14,958)	(70,446)	(136,422)	(213,055)
—	—	—	—	—

$7,515	$4,850	$(39,060)	$(6,093)	$2,479

$1,000	$511	$299	$1,183	$1,440
—	—	—	—	—
6	47	53	80	81
—	(312)	(216)	(866)	(986)

$1,006	$246	$136	$397	$535

Not	Not	Not	Not	Not
Applicable	Applicable	Applicable	Applicable	Applicable
763	2,220	3,459	127,887	212,574
4	193	313	2,442	2,961
(14)	(1,824)	(8,484)	(136,422)	(213,055)
—	—	—	—	—

753	589	(4,712)	(6,093)	2,480
—	6,454	11,166	120,041	117,561

753	7,043	6,454	113,948	120,041

100	62	36	1,183	1,440
1	5	7	80	81
—	(38)	(26)	(866)	(987)

101	29	17	397	534
—	189	172	3,896	3,362

101	218	189	4,293	3,896

Not	Not	Not	Not	Not
Applicable	Applicable	Applicable	Applicable	Applicable

FIXED INCOME

Harbor Fixed Income Funds
Financial Highlights
SELECTED PER SHARE DATA FOR THE PERIODS PRESENTED

HARBOR HIGH-YIELD BOND FUND
	Institutional Class

	6-Month		Year Ended October 31
	Period Ended
	April 30, 2006		2005		2004		2003[c]

	(Unaudited)
Net asset value beginning of period	$10.91		$11.38		$11.10		$10.00
Income from Investment Operations:
Net investment income/(loss)	.39	[d]	.77	[d]	.75	[d]	.56	[d]
Net realized and unrealized gains/(losses) on investments	.13		(.42)		.30		1.03

Total from investment operations	.52		.35		1.05		1.59

Less Distributions:
Dividends from net investment income	(.40)		(.68)		(.82)		(.49)
Distributions from net realized capital gains[a]	(.04)		(.15)		—		—

Total distributions	(.44)		(.83)		(.82)		(.49)
Proceeds from redemption fees	—	[k]	.01		.05		—	[k]

Net asset value end of period	10.99		10.91		11.38		11.10
Net assets end of period (000s)	$26,951		$31,547		$66,715		$57,727

Ratios and Supplemental Data (%):
Total return	4.85%[e,f]		3.24	% [e]	10.93	% [e]	16.16	% [e,f]
Ratio of operating expenses to average net assets[b]	.85	[d,g]	.82	[d]	.85	[d]	.93	[d,g]
Ratio of operating expenses not imposed to average net assets	.37	[g]	.09		.09		.47	[g]
Ratio of operating expenses net of all offsets to average net assets	.85	[g]	.82	[d]	.85	[d]	.93	[d,g]
Ratio of interest/dividend expenses to average net assets	—		—		—		—
Ratio of net investment income/(loss) to average net assets	6.80	[d,g]	6.67	[d]	6.85	[d]	6.63	[d,g]
Portfolio turnover	25	[f]	42		109		82	[f]

HARBOR BOND FUND
	Institutional Class

	6-Month		Year Ended October 31
	Period Ended
	April 30, 2006		2005	2004		2003		2002		2001

	(Unaudited)
Net asset value beginning of period	$11.61		$12.24	$11.89		$11.98		$12.05		$11.00
Income from Investment Operations:
Net investment income/(loss)	.18	[d]	.45 [d]	.16	[d]	.41	[d]	.50	[d]	.56	[d]
Net realized and unrealized gains/(losses) on investments	(.06)		(.28)	.68		.36		.17		1.08

Total from investment operations	.12		.17	.84		.77		.67		1.64

Less Distributions:
Dividends from net investment income	(.21)		(.50)	(.23)		(.60)		(.47)		(.52)
Distributions from net realized capital gains[a]	(.01)		(.30)	(.26)		(.26)		(.27)		(.07)

Total distributions	(.22)		(.80)	(.49)		(.86)		(.74)		(.59)
Proceeds from redemption fees	N/A		N/A	N/A		N/A		N/A		N/A

Net asset value end of period	11.51		11.61	12.24		11.89		11.98		12.05
Net assets end of period (000s)	$2,050,312		$1,931,651	$1,546,602		$1,528,285		$1,369,931		$1,036,552

Ratios and Supplemental Data (%):
Total return	1.05%[c,f]		1.42%[e]	6.59%[e]		6.57%[e]		5.87%[e]		15.35%[e]
Ratio of operating expenses to average net assets[b]	.58	[d,g]	.58 [d]	.57	[d]	.58	[d]	.58	[d]	.56	[d]
Ratio of operating expenses not imposed to average net assets	.02	[g]	.02	.03		.06		.08		.22
Ratio of operating expenses net of all offsets to average net assets	.58	[d,g]	.58 [d]	.57	[d]	.58	[d]	.58	[d]	.56	[d]
Ratio of interest/dividend expenses to average net assets	—		—	—		—		—		—
Ratio of net investment income/(loss) to average net assets	3.20	[d,g]	3.39 [d]	2.21	[d]	3.43	[d]	4.37	[d]	5.50	[d]
Portfolio turnover	181	[f]	332	311		221		293		531

See page 134 for notes to the Fixed Income Funds Financial Highlights.
The accompanying notes are an integral part of the financial statements.

FIXED INCOME

Retirement Class								Investor Class

6-Month		Year Ended October 31						6-Month		Year Ended October 31
Period Ended								Period Ended
April 30, 2006		2005		2004		2003[c]		April 30, 2006		2005		2004		2003[c]

(Unaudited)								(Unaudited)
$10.91		$11.38		$11.10		$10.00		$10.91		$11.39		$11.11		$10.00
.41	[d]	1.24	[d]	(.02	) [d]	.47	[d]	.35	[d]	.70	[d]	.62	[d]	.50	[d]
.11		(.90)		1.07		1.10		.14		(.40)		.36		1.07

.52		.34		1.05		1.57		.49		.30		.98		1.57

(.39)		(.66)		(.79)		(.47)		(.38)		(.63)		(.77)		(.46)
(.04)		(.15)		—		—		(.03)		(.15)		—		—

(.43)		(.81)		(.79)		(.47)		(.41)		(.78)		(.77)		(.46)
—	[k]	—	[k]	.02		—	[k]	—	[k]	—	[k]	.07		—	[k]

11.00		10.91		11.38		11.10		10.99		10.91		11.39		11.11
$2		$2		$1		$7		$4,277		$4,047		$3,586		$2,215

4.78%[f,g]		3.05	% [e]	10.49	% [e]	16.12	% [e,f]	4.65%[e,f]		2.71	% [e]	10.41	% [e]	15.93	% [e,f]
1.08	[d,g]	—	[i]	1.01	[d]	1.08	[d,g]	1.27	[d,g]	1.25	[d]	1.27	[d]	1.29	[d,g]
.37	[g]	—		.15		.47	[g]	.37	[g]	.09		.09		.47	[g]
1.08	[d,g]	—	[i]	1.01	[d]	1.08	[d,g]	1.27	[d,g]	1.25	[d]	1.27	[d]	1.29	[d,g]
—		—		—		—		—		—		—		—
6.55	[d,g]	—	[i]	7.00	[d]	7.00	[d,g]	6.40	[d,g]	6.26	[d]	6.37	[d]	6.73	[d,g]
25	[f]	42		109		82	[f]	25	[f]	42		109		82	[f]

Retirement Class

6-Month		Year Ended October 31
Period Ended
April 30, 2006		2005		2004		2003[h]

(Unaudited)
$11.61		$12.24		$11.89		$11.98
.18	[d]	.46	[d]	.32	[d]	.55	[d]
(.07)		(.31)		.49		.19

.11		.15		.81		.74

(.20)		(.48)		(.20)		(.57)
(.01)		(.30)		(.26)		(.26)

(0.21)		(.78)		(.46)		(.83)
N/A		N/A		N/A		N/A

11.51		11.61		12.24		11.89
$134,273		$31,953		$18,205		$10,463

0.93%[f,g]		1.18	% [e]	6.33	% [e]	6.40%[e]
.83	[d,g]	.83	[d]	.81	[d]	.83	[d]
.02	[g]	.02		.04		.06
.83	[d,g]	.83	[d]	.81	[d]	.83	[d]
—		—		—		—
3.04	[d,g]	3.17	[d]	1.94	[d]	2.67	[d]
181	[f]	332		311		221

FIXED INCOME

Harbor Fixed Income Funds Financial Highlights—Continued
SELECTED PER SHARE DATA FOR THE PERIODS PRESENTED

HARBOR REAL RETURN FUND
	Institutional Class		Retirement Class

	5-Month		5-Month
	Period Ended		Period Ended
	April 30, 2006[j]		April 30, 2006[j]

	(Unaudited)		(Unaudited)
Net asset value beginning of period	$10.00		$10.00
Income from Investment Operations:
Net investment income/(loss)	.11	[d]	.08	[d]
Net realized and unrealized gains/(losses) on investments	(.22)		(.20)

Total from investment operations	(.11)		(.12)

Less Distributions:
Dividends from net investment income	(.07)		(.06)
Distributions from net realized capital gains[a]	—		—

Total distributions	(.07)		(.06)
Proceeds from redemption fees	N/A		N/A

Net asset value end of period	9.82		9.82
Net assets end of period (000s)	$7,404		$990

Ratios and Supplemental Data (%):
Total return	(1.08)%[e,f]		(1.16)%[e]
Ratio of operating expenses to average net assets[b]	.57	[d,g]	.81	[d,g]
Ratio of operating expenses not imposed to average net assets	3.88	[g]	3.88	[d,g]
Ratio of operating expenses net of all offsets to average net assets	.57	[d,g]	.81	[d,g]
Ratio of interest/dividend expenses to average net assets	—		—
Ratio of net investment income/(loss) to average net assets	2.94	[d,g]	1.98	[d,g]
Portfolio turnover	169	[f]	169	[f]

HARBOR SHORT DURATION FUND
	Institutional Class

	6-Month		Year Ended October 31
	Period Ended
	April 30, 2006		2005		2004		2003		2002		2001

	(Unaudited)
Net asset value beginning of period	$8.27		$8.41		$8.57		$8.69		$8.69		$8.51
Income from Investment Operations:
Net investment income/(loss)	.16	[d]	.35	[d]	.26	[d]	.24	[d]	.30	[d]	.45	[d]
Net realized and unrealized gains/(losses) on investments	(.01)		(.17)		(.14)		(.10)		.01		.19

Total from investment operations	.15		.18		.12		.14		.31		.64

Less Distributions:
Dividends from net investment income	(.24)		(.32)		(.28)		(.26)		(.31)		(.46)
Distributions from net realized capital gains[a]	—		—		—		—		—		—

Total distributions	(.24)		(.32)		(.28)		(.26)		(.31)		(.46)
Proceeds from redemption fees	N/A		N/A		N/A		N/A		N/A		N/A

Net asset value end of period	8.18		8.27		8.41		8.57		8.69		8.69
Net assets end of period (000s)	$57,813		$53,353		$93,910		$109,411		$153,074		$125,959

Ratios and Supplemental Data (%):
Total return	1.84%[c,f]		2.17%[e]		1.43%[e]		1.70%[e]		3.67%[e]		7.73%[e]
Ratio of operating expenses to average net assets[b]	.39	[d,g]	.39	[d]	.31	[d]	.36	[d]	.31	[d]	.28	[d]
Ratio of operating expenses not imposed to average net assets	.19	[g]	.12		.14		.11		.13		.20
Ratio of operating expenses net of all offsets to average net assets	.39	[d,g]	.39	[d]	.31	[d]	.36	[d]	.31	[d]	.27	[d]
Ratio of interest/dividend expenses to average net assets	.02	[g]	.01		.01		—		—		—
Ratio of net investment income/(loss) to average net assets	3.98	[d,g]	3.41	[d]	2.65	[d]	2.85	[d]	3.44	[d]	5.35	[d]
Portfolio turnover	60	[f]	159		324		333		154		246

See page 134 for notes to the Fixed Income Funds Financial Highlights.
The accompanying notes are an integral part of the financial statements.

FIXED INCOME

Retirement Class

6-Month		Year Ended October 31
Period Ended
April 30, 2006		2005		2004		2003[h]

(Unaudited)
$8.26		$8.41		$8.57		$8.69
.15	[d]	.33	[d]	9.80	[d]	(9.26)[d]
(.01)		(.18)		(9.69)		9.39

.14		.15		.11		.13

(.23)		(.30)		(.27)		(.25)
—		—		—		—

(.23)		(.30)		(.27)		(.25)
N/A		N/A		N/A		N/A

8.17		8.26		8.41		8.57
$1,790		$1,556		$1,446		$—

1.73%[e,f]		1.82%[e]		1.24%[e]		1.39%[e]
.64	[d,g]	.64	[d]	.55	[d]	.59 [d]
.19	[g]	.12		.15		.11
.64	[d,g]	.64	[d]	.55	[d]	.59 [d]
—		—		—		—
3.88	[d,g]	3.20	[d]	2.48	[d]	2.70 [d]
60	[f]	159		324		333

FIXED INCOME

Harbor Fixed Income Funds Financial Highlights—Continued
SELECTED PER SHARE DATA FOR THE PERIODS PRESENTED

HARBOR MONEY MARKET FUND
	Institutional Class

	6-Month		Year Ended October 31
	Period Ended
	April 30, 2006		2005		2004		2003		2002		2001

	(Unaudited)
Net asset value beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Income from Investment Operations:
Net investment income/(loss)	.02	[d]	.03	[d]	—		—		.02	[d]	.05	[d]
Net realized and unrealized gains/(losses) on investments	—		—		—		—		—		—

Total from investment operations	.02		.03		—		—		.02		.05

Less Distributions:
Dividends from net investment income	(.02)		(.03)		—		—		(.02)		(.05)
Distributions from net realized capital gains[a]	—		—		—		—		—		—

Total distributions	(.02)		(.03)		—		—		(.02)		(.05)
Proceeds from redemption fees	N/A		N/A		N/A		N/A		N/A		N/A

Net asset value end of period	1.00		1.00		1.00		1.00		1.00		1.00
Net assets end of period (000s)	$113,948		$120,041		$117,561		$126,347		$156,446		$168,834

Ratios and Supplemental Data (%):
Total return	2.04%[e,f]		2.55%[e]		.94%[e]		.88%[e]		1.59%[e]		4.83%[e]
Ratio of operating expenses to average net assets[b]	.34	[d,g]	.35	[d]	.29	[d]	.36	[d]	.36	[d]	.38	[d]
Ratio of operating expenses not imposed to average net assets	.12	[g]	.12		.16		.13		.12		.12
Ratio of operating expenses net of all offsets to average net assets	.34	[d,g]	.35	[d]	.29	[d]	.36	[d]	.36	[d]	.38	[d]
Ratio of interest/dividend expenses to average net assets	—		—		—		—		—		—
Ratio of net investment income/(loss) to average net assets	4.80	[d,g]	2.52	[d]	.94	[d]	.89	[d]	1.58	[d]	4.60	[d]
Portfolio turnover	N/A		N/A		N/A		N/A		N/A		N/A

a	Includes both short-term and long-term capital gains.

b	Percentage does not reflect reduction for credit balance arrangements from custodian. (See Note 4 to Financial Statements).

c	For the period December 1, 2002 (inception) through October 31, 2003.

d	Reflects the Adviser’s waiver of a portion of its management fees and/or other operating expenses.

e	The total returns would have been lower had certain expenses not been waived during the periods shown.

f	Unannualized.

g	Annualized.

h	Commenced operations on November 1, 2002.

i	Assets in this class were too small to incur any income or expense.

j	Commenced operations on December 1, 2005.

k	Less than $0.01.
The accompanying notes are an integral part of the financial statements.

FIXED INCOME

Retirement Class

6-Month		Year Ended October 31
Period Ended
April 30, 2006		2005		2004		2003[h]

(Unaudited)
$1.00		$1.00		$1.00		$1.00
.02	[d]	.02	[d]	—		—
—		—		—		—

.02		.02		—		—

(.02)		(.02)		—		—
—		—		—		—

(.02)		(.02)		—		—
N/A		N/A		N/A		N/A

1.00		1.00		1.00		1.00
$4,293		$3,896		$3,362		$—

1.91%[e,f]		2.29%[e]		.60%[e]		—%
.59	[d,g]	.60	[d]	.53	[d]	N/A	[i]
.12	[g]	.12		.17		N/A	[i]
.59	[d,g]	.60	[d]	.53	[d]	N/A	[i]
—		—		—		—
3.83	[d,g]	2.30	[d]	.74	[d]	N/A	[i]
N/A		N/A		N/A		N/A

FIXED INCOME

Harbor Fund
NOTES TO FINANCIAL STATEMENTS—April 30, 2006 (Unaudited)

(Currency in Thousands)
NOTE 1—ORGANIZATIONAL MATTERS
      Harbor Fund (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-ended investment company, consisting of seven domestic equity series: Harbor Capital Appreciation Fund, Harbor Mid Cap Growth Fund, Harbor Small Cap Growth Fund, Harbor Small Company Growth Fund, Harbor Large Cap Value Fund, Harbor Mid Cap Value Fund and Harbor Small Cap Value Fund; two international equity series: Harbor International Fund and Harbor International Growth Fund; and five fixed income series: Harbor High-Yield Bond Fund, Harbor Bond Fund, Harbor Real Return Fund, Harbor Short Duration Fund and Harbor Money Market Fund (individually or collectively referred to as a “Fund” or the “Funds”), respectively.
      The Funds of the Trust may offer up to three classes of shares, designated as Institutional Class, Retirement Class, and Investor Class. The shares of each class represent an interest in the same portfolio of investments of the respective Fund and have equal rights to voting, redemptions, dividends, and liquidations, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights as to that distribution plan.
NOTE 2—SIGNIFICANT ACCOUNTING POLICIES
      The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.
Security Valuation
      Equity securities (except securities listed on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system and United Kingdom securities) are valued at the last sale price on a national exchange or system on which they are principally traded on the valuation date. Securities listed on NASDAQ system or a United Kingdom exchange are valued at the official closing price of those securities. In the case of securities for which there were no sales on the valuation day, securities traded principally: (i) on a U.S. exchange, including NASDAQ, will be valued at the mean between the closing bid and asked price; (ii) on a foreign exchange, including United Kingdom securities, will be valued at the official bid price determined as of the close of the primary exchange.
      Except for Harbor Money Market Fund, debt securities, other than short-term securities with a remaining maturity of less than sixty days, are valued at prices furnished by a pricing service selected by Harbor Capital Advisors, Inc. (the “Adviser”). The pricing service determines valuations for institutional-size trading units of such debt securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term securities with a remaining maturity of less than sixty days are stated at amortized cost which approximates value.
      When reliable market quotations are not readily available or when market quotations do not accurately reflect fair value, securities are priced at their fair value, calculated according to procedures adopted by the Board of Trustees, which may include utilizing an independent pricing service. A Fund may use fair-value pricing if the value of some or all of the Fund’s securities have been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with other securities as well. When fair-value pricing is employed, the prices of securities used by a Fund to calculate its net asset value may differ from market quotations or official closing prices for the same securities which means the Fund may value those securities higher or lower than another fund that uses market quotations or official closing prices.
      For the Funds which invest primarily in international equity securities, the fair value pricing procedures recognize that volatility in the U.S. equity markets may cause prices of foreign securities determined at the close of the foreign market or exchange on which the securities are traded to no longer be reliable when the Funds’ net asset values are determined. As a result, many of the international Funds’ foreign equity securities may be valued at their fair value in accordance with the fair value pricing procedures on any given day in an accounting period.
      Securities of Harbor Money Market Fund are valued utilizing the amortized cost method as set forth in Rule 2a-7 under the Investment Company Act of 1940, as amended, and the Fund’s Rule 2a-7 procedures.

Harbor Fund
NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in Thousands)
NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued
Futures Contracts
      To seek to increase total return or hedge against changes in interest rates, securities prices or currency exchange rates, each Fund (except Harbor Money Market Fund) may purchase and sell various kinds of futures contracts, and purchase and write call and put options on these futures contracts. Harbor Large Cap Value Fund and Harbor High-Yield Bond Fund are not authorized to enter into currency futures contracts and options on such contracts. Harbor International Fund and Harbor International Growth Fund are not authorized to enter into futures contracts on currencies or engage in options transactions with respect to futures contracts for speculative purposes. Futures contracts tend to increase or decrease the Fund’s exposure to the underlying instrument or hedge other Fund investments. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts or if the counterparties do not perform under the contracts’ terms. The maximum potential loss on a long futures contract is the U.S. dollar value of the notional amount at the time the contract is opened. The potential loss on a short futures contract is unlimited. Open futures contracts are valued based on the official daily closing price of futures contracts set by the exchange for the purpose of settling margin accounts, which is referred to as the settlement price. See Portfolio of Investments for open futures contracts held as of April 30, 2006.
      A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract, a Fund is required to pledge to the broker an amount of cash, U.S. government securities or other liquid securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as “variation margin,” and are recorded by the Fund as unrealized gains or losses. When the contract is closed or expired, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
Options
      Consistent with its investment policies, each Fund (excluding Harbor Money Market Fund) may use options contracts to manage its exposure to the stock and bond markets and to fluctuations in interest rates and currency values. Harbor Large Cap Value Fund and Harbor High-Yield Bond Fund are not authorized to engage in options transactions on currencies. Harbor International Fund and Harbor International Growth Fund are not authorized to engage in options transactions on currencies for speculative purposes. Harbor Bond Fund, Harbor Real Return Fund, and Harbor Short Duration Fund may use options on currencies for cross-hedging purposes. Call options tend to decrease a Fund’s exposure to the underlying instrument. Put options tend to increase a Fund’s exposure to the underlying instrument.
      When a Fund purchases an option, the premium paid by the Fund is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the option’s current market value. Purchased options on equity securities are valued at the last sale price on the market on which they are principally traded. Purchased options on futures contracts are valued based on the settlement price for the underlying futures contract. If the purchased option expires, the Fund realizes a loss in the amount of the premium. If the Fund enters into a closing sale transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.
      When a Fund writes an option, the premium received by the Fund is presented in the Fund’s Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. Written options on equity securities are valued at the last sale price or, in the absence of a sale, the last offering price on the market on which they are principally traded. Written options on futures contracts are valued based on the settlement price for the underlying futures contract. If an option expires on its stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security which the Fund purchases upon exercise of the option.

Harbor Fund
NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in Thousands)
NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued
      The risk in writing a call option is that the Fund relinquishes the opportunity to profit if the market price of the underlying security increases and the option is exercised. In writing a put option, the Fund assumes the risk of incurring a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is a risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market, or if the counterparties do not perform under the contracts’ terms. See Note 3 for transactions in written options as of April 30, 2006.
Swap Agreements
      To the extent permitted under their respective investment policies, Harbor Bond Fund, Harbor Real Return Fund and Harbor Short Duration Fund may invest in swap agreements which involve the exchange of cash payments based on the specified terms and conditions of such agreements. A swap is a privately negotiated agreement between two parties to exchange cash flows at specified intervals (payment dates) during the agreed-upon life of the contract. The value of each swap is determined by the counterparty to the swap agreement using a methodology which discounts the expected future cash receipts or disbursements related to the swap. The Funds may also enter into interest rate swap agreements which involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, (e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). Interest rate swaps are marked-to-market daily. Net market value is reported as an asset or a liability in the Statement of Assets and Liabilities. The cash paid or received on a swap is recognized as realized gains or losses when such a payment is paid or received.
      Harbor High-Yield Bond Fund, Harbor Bond Fund, Harbor Real Return Fund and Harbor Short Duration Fund may enter into credit default swap agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation. A Fund may be either the buyer or seller in a credit default swap transaction. If a Fund is a buyer and no event of default occurs, the Fund will lose its investment and recover nothing. However, if an event of default occurs, the Fund (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, a Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. The maximum exposure to loss of the notional value of credit default swaps outstanding at April 30, 2006 for the Harbor Bond Fund is $21,800. Credit default swap transactions involve greater risks than if a Fund had invested in the reference obligation directly. Credit default contracts outstanding at the period end, if any, are listed after the Fund’s portfolio. The cash paid or received on a credit default swap is recognized as realized gains or losses when such a payment is paid or received. Swaps are marked-to-market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations.
      Entering into swap agreements involves, to varying degrees, elements of credit risk, market risk, and interest rate risk in excess of the amount recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there is not a liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in market conditions or interest rates.
Inflation-Indexed Bonds
      Harbor Real Return Fund invests primarily in inflation-indexed bonds. Harbor Bond Fund and Harbor Short Duration Fund may also invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted based on the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income, even though investors do not receive their principal until maturity.
TBA/When-Issued Purchase Commitments
      Each Fund may enter into TBA (to be announced) and when-issued purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price for a TBA has been established, the principal value has not been finalized. However, the amount of the commitment will not fluctuate more than 2.0% from the principal amount. The price of a when-issued security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated.

Harbor Fund
NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in Thousands)
NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued
      The Fund holds, and maintains until the settlement date, cash or liquid securities in an amount sufficient to meet the purchase price. TBA and when-issued purchase commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Fund’s other assets. Risks may also arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Unsettled TBA and when-issued purchase commitments are valued at the current market value of the underlying securities, generally according to the procedures described under “Security Valuation” above.
      Although the Fund will generally enter into TBA and when-issued purchase commitments with the intention of acquiring securities for its portfolio, a Fund may dispose of a commitment prior to settlement if the Fund’s subadviser deems it appropriate to do so.
TBA Sale Commitments
      Each Fund may enter into TBA sale commitments to hedge portfolio positions or to sell mortgage-backed securities owned under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date.
      Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under “Security Valuation” above. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the Fund delivers securities under the commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date on which the commitment was entered.
Short Sales
      Each Fund, except Harbor International Fund, Harbor International Growth Fund and Harbor Money Market Fund, may engage in short-selling which obligates the Fund to replace the security borrowed by purchasing it at the market price at the time of replacement. Until the security is replaced, the Fund is required to pay to the lender any accrued interest or dividends, and may be required to pay a premium. The Fund would realize a gain if the security declines in price between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would incur a loss as a result of the short sale if the price of the security increases between those dates. Until the Fund replaces the borrowed security, it will maintain in a segregated account or set aside in the Fund’s records cash or liquid securities sufficient to cover its short position. Short sales involve the risk of an unlimited increase in the market price of a security.
Foreign Forward Currency Contracts
      Consistent with its investment policies, each Fund, except Harbor High-Yield Bond Fund and Harbor Money Market Fund, may enter into foreign forward currency contracts to facilitate transactions in foreign securities or as a hedge against either specific transactions or portfolio positions. A foreign forward currency contract is an agreement between two parties to buy and sell currencies at a set price on a future date. The U.S. dollar value of the contracts is determined using forward currency exchange rates supplied by a pricing service selected by the Adviser. The contract is marked-to-market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened; however, management of the Fund believes the likelihood of such loss is remote.
Foreign Currency Translations
      The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars based on the current exchange rates at period end. Purchases and sales of securities are translated into U.S. dollars at the current exchange rate on the respective dates of the transaction. Income and withholding taxes are translated at the prevailing exchange rate when accrued or incurred.
      Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement

Harbor Fund
NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in Thousands)
NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued
dates on securities transactions, and the difference between the amount of investment income accrued and tax reclaims receivable and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not isolated in the Statement of Operations from the effects of changes in market prices of these securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments.
Repurchase Agreements
      Each Fund may enter into repurchase agreements with certain banks and broker dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Trust’s custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. The value of the underlying assets at the time of purchase is required to be at least equal to the repurchase price to protect the Fund in the event of default by the seller.
Borrowings
      Harbor Short Duration Fund may enter into reverse repurchase agreements with third party broker-dealers. The Fund may use reverse repurchase agreements to borrow short term funds. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time the Fund enters into a reverse repurchase agreement, it establishes and maintains a segregated account with the lender containing liquid high-grade securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price of the securities and, if the proceeds from the reverse repurchase agreement are invested in securities, that the market value of securities bought may decline below the repurchase price of securities sold. Activity in reverse repurchase agreements by the Harbor Short Duration Fund for the period ended April 30, 2006 is as follows:

			Maximum	Average Daily	Average Interest
	Balance at End	Average	Amount Outstanding	Amount Outstanding	Rate During
Category of Aggregate Short-Term Borrowings	of Period	Interest Rate	During the Period	During the Period	the Period

Reverse repurchase agreements with maturity dates of 05/01/2006	$0	N/A	$9,011	$308	4.49%
      Average debt outstanding and average interest rate during the period is calculated based on calendar days.
Securities Transactions
      Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses on security transactions are determined on the basis of identified cost for both federal income tax and financial reporting purposes.
Investment Income
      Dividends declared are accrued on the ex-dividend date. For Harbor International Fund and Harbor International Growth Fund, certain dividends are recorded after the ex-dividend date, but as soon as the Fund is notified of such dividends. Interest income is accrued daily as earned. Discounts and premiums on fixed income securities purchased are amortized over the life of the respective securities using the effective yield method.
Distribution to Shareholders
      Distributions are recorded on the ex-dividend date.
Expenses and Class Allocations
      Expenses incurred by the Trust with respect to any two or more Funds are allocated in proportion to the average net assets or the number of shareholders of each Fund, except where allocations of direct expense to each Fund can be otherwise fairly made.
      Income, common expenses and realized and unrealized gains/(losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Harbor Fund
NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in Thousands)
NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued
Federal Taxes
      Each Fund is treated as a separate entity for federal tax purposes. Each Fund’s policy is to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its taxable income within the prescribed time. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held or excise tax on income and capital gains.
NOTE 3—INVESTMENT PORTFOLIO TRANSACTIONS
      Purchases and sales of investments, other than short-term securities, for each Fund for the six-month period ended April 30, 2006 are as follows:

	Purchases		Sales

	U.S.		U.S.
	Government	Other	Government	Other

HARBOR DOMESTIC EQUITY FUNDS
Harbor Capital Appreciation Fund	$—	$3,642,970	$—	$2,788,402
Harbor Mid Cap Growth Fund	—	105,279	—	58,634
Harbor Small Cap Growth Fund	—	213,359	—	261,030
Harbor Small Company Growth Fund	—	5,306	—	478
Harbor Large Cap Value Fund	—	179,619	—	42,825
Harbor Mid Cap Value Fund	—	5,326	—	2,394
Harbor Small Cap Value Fund	—	505,607	—	277,578
HARBOR INTERNATIONAL EQUITY FUNDS
Harbor International Fund	—	1,838,783	—	685,904
Harbor International Growth Fund	—	140,891	—	106,045
HARBOR FIXED INCOME FUNDS
Harbor High-Yield Bond Fund	—	11,728	—	15,818
Harbor Bond Fund	2,833,719	658,389	2,905,888	412,380
Harbor Real Return Fund	24,690	1,068	14,067	—
Harbor Short Duration Fund	27,525	16,861	16,058	17,957
      The Funds may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.
Securities Lending
      Certain Funds may engage in securities lending. The loans are secured by collateral which is at least equal to the market value of the loaned securities. During the term of the loan, the Fund will continue to receive any interest, dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower or earning interest on the investment of the cash collateral. Securities lending income is disclosed as such in the Statements of Operations. The collateral for securities on loan is recognized in the Statements of Assets and Liabilities. The cash collateral is maintained on each Fund’s behalf by the lending agent and is invested in the State Street Navigator Securities Lending Prime Portfolio. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Fund may pay reasonable finders’, administrative and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the

Harbor Fund
NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in Thousands)
NOTE 3—INVESTMENT PORTFOLIO TRANSACTIONS—Continued
securities fail financially. The market value of securities loaned, and related collateral for securities on loan, at April 30, 2006, by Fund, are as follows:

	Market Value of	Collateral for
Fund	Securities on Loan	Securities on Loan

Harbor Capital Appreciation Fund	$211,334	$214,053
Harbor Mid Cap Growth Fund	30,173	30,914
Harbor Large Cap Value Fund	68,893	70,172
Harbor Mid Cap Value Fund	4,126	4,220
Harbor Small Cap Value Fund	589,058	597,139
Written Options
      Transactions in written options for the six-month period ended April 30, 2006 are summarized as follows:

	Options Written			Options Written

	Eurodollar Futures			U.S. Treasury Futures

	Number of	Aggregate		Number of	Aggregate
	Contracts	Face Value		Contracts	Face Value

Harbor Bond Fund
Options outstanding at beginning of period	814	E$	2,035	2,513	$2,513
Options opened	1,646		4,115	3,484	3,484
Options closed	—		—	(4,568)	(4,568)

Open at 04/30/2006	2,460	E$	6,150	1,429	$1,429

	Options Written		Options Written

	Japanese Yen Futures		Pound Sterling Futures

	Number of	Aggregate	Number of	Aggregate
	Contracts	Face Value	Contracts	Face Value

Options outstanding at beginning of period	3	¥3,000	38,200,000	£38,200
Options opened	—	—	—	—
Options closed/expired	(3)	(3,000)	—	—

Open at 04/30/2006	—	¥—	38,200,000	£38,200

	Options Written		Options Written

	Swap Options - U.S.		Swap Options - Japanese Yen

	Number of	Aggregate	Number of	Aggregate
	Contracts	Face Value	Contracts	Face Value

Options outstanding at beginning of period	96,100,000	$44,386	1,500,000,000	¥15,000
Options opened	102,600,000	91,710	10,300,000	10,300
Options closed/expired	(27,600,000)	(27,600)	(1,500,000,000)	(15,000)

Open at 04/30/2006	1,711,100,000	$108,496	10,300,000	¥10,300

E$	Eurodollar.

¥	Japanese Yen.

£	Pound Sterling.
NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser
      Harbor Capital Advisors, Inc. (“Harbor Capital”) is an indirect wholly-owned subsidiary of Robeco Groep, N.V. (“Robeco”). Cooperatieve Centrale Raiffeisen-Boevenleenbank B.A. (“Rabobank Nederland”) owns 100% of the shares of Robeco. Harbor Capital is

Harbor Fund
NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in Thousands)
NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES—Continued
the Trust’s investment adviser and is also responsible for administrative and other services. Separate advisory agreements for each Fund were in effect during the six-month period ended April 30, 2006. The agreements provide for fees based on an annual percentage rate of average daily net assets as follows:

		Voluntary
	Contractual Rate	Waiver	Actual Rate

HARBOR DOMESTIC EQUITY FUNDS
Harbor Capital Appreciation Fund	0.60%	—%	0.60%
Harbor Mid Cap Growth Fund	0.75	0.04	0.71
Harbor Small Cap Growth Fund	0.75	—	0.75
Harbor Small Company Growth Fund	0.75	—	0.75
Harbor Large Cap Value Fund	0.60	—	0.60
Harbor Mid Cap Value Fund	0.75	0.31	0.44
Harbor Small Cap Value Fund	0.75	—	0.75
HARBOR INTERNATIONAL EQUITY FUNDS
Harbor International Fund	0.75%/0.65%*	—%	0.74%
Harbor International Growth Fund	0.75	—	0.75
HARBOR FIXED INCOME FUNDS
Harbor High-Yield Bond Fund	0.60%	0.13%	0.47%
Harbor Bond Fund	0.50	0.02	0.48
Harbor Real Return Fund	0.50	0.02	0.48
Harbor Short Duration Fund	0.30	0.10	0.20
Harbor Money Market Fund	0.30	0.12	0.18

*	Effective March 1, 2006 the contractual rate is 0.75% on assets up to $12 billion and 0.65% on assets in excess of $12 billion. For the period January 1, 2006 through February 28, 2006 the Adviser voluntarily agreed to a breakpoint of 0.65% on assets in excess of $12 billion.
      Harbor Capital has from time to time voluntarily agreed not to impose a portion of its management fees and to bear a portion of the expenses incurred in the operation of certain Funds in order to limit Fund expenses. Such waivers are reflected on the accompanying Statements of Operations for the respective Funds. Harbor Capital has entered into a contractual expense limitation agreement with Harbor Small Company Growth Fund limiting the total expenses to 0.95%, 1.20%, and 1.38% for the Institutional Class, Retirement Class, and Investor Class, respectively. This contractual expense limitation is effective through February 28, 2007.
Distributor
      HCA Securities, Inc. (“HCA Securities”), a wholly-owned subsidiary of Harbor Capital, is the distributor for Harbor Fund shares. Effective November 1, 2002, the Trust adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to each Fund’s Retirement Class shares and Investor Class shares (collectively the “12b-1 Plans”). Each Fund, pursuant to the 12b-1 Plans, pays HCA Securities compensation at the annual rate of 0.25% of the average daily net assets of Retirement Class shares and of the Investor Class shares. The 12b-1 Plans compensate HCA Securities for the purpose of financing any activity which is primarily intended to result in the sale of Retirement and Investor Class shares of the Funds or for servicing of shareholder accounts in the Retirement and Investor Class shares of the Fund. Such activities include, but are not limited to: printing of prospectuses and statements of additional information and reports for prospective shareholders (i.e., other than existing shareholders); preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers or other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements; and costs of administering each 12b-1 Plan.
      Amounts payable by a Fund under the 12b-1 Plans need not be directly related to the expenses actually incurred by HCA Securities on behalf of each Fund. The 12b-1 Plans do not obligate the Funds to reimburse HCA Securities for the actual expenses HCA Securities may incur in fulfilling its obligations under the 12b-1 Plans. Thus, even if HCA Securities’ actual expenses exceed the fee payable to HCA Securities at any given time, the Funds will not be obligated to pay more than that fee. If HCA Securities’ expenses are less than the fee it receives, HCA Securities will retain the full amount of the fee.
      The fees allocated to each Fund’s respective class are shown on the accompanying Statement of Operations.

Harbor Fund
NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in Thousands)
NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES—Continued
Shareholders
      On April 30, 2006, Harbor Capital, HCA Securities and Harbor Services Group, Inc. held the following shares of beneficial interest in the Funds:

Harbor Capital,
HCA Securities and
Harbor Services
Group, Inc.

HARBOR DOMESTIC EQUITY FUNDS
Harbor Capital Appreciation Fund	16
Harbor Mid Cap Growth Fund	100,817
Harbor Small Cap Growth Fund	19
Harbor Small Company Growth Fund	300,020
Harbor Large Cap Value Fund	13
Harbor Mid Cap Value Fund	226,010
Harbor Small Cap Value Fund	11
HARBOR INTERNATIONAL EQUITY FUNDS
Harbor International Fund	10
Harbor International Growth Fund	23
HARBOR FIXED INCOME FUNDS
Harbor High-Yield Bond Fund	11,717
Harbor Bond Fund	98,924
Harbor Real Return Fund	302,105
Harbor Short Duration Fund	51,620
Harbor Money Market Fund	30,084,805
Transfer Agent
      Harbor Services Group, Inc. (f.k.a. Harbor Transfer, Inc.), a wholly-owned subsidiary of Harbor Capital, is the shareholder servicing agent for the Funds. Fees incurred for these transfer agent services are shown on each Fund’s Statement of Operations.
Independent Trustees
      The fees and expenses of the Independent Trustees allocated to each Fund are shown on each Fund’s Statement of Operations. The Independent Trustees’ remuneration for all Funds aggregated $158 for the six-month period ended April 30, 2006.
Custodian
      Payments to the custodian have been reduced by credit balance arrangements applied to each portfolio. Such reductions are reflected on each Fund’s Statement of Operations for the six-month period ended April 30, 2006. If the Funds had not entered into such arrangements, the Funds could have invested a portion of the assets utilized in connection with credit balance arrangements, if any, in an income-producing asset.
Redemption Fee
      A 2.00% redemption fee is charged on shares of the Harbor International Fund and Harbor International Growth Fund that are redeemed within 60 days from their date of purchase. A 1.00% redemption fee is charged on shares of the Harbor High-Yield Bond Fund that are redeemed within nine months from their date of purchase. All redemption fees are recorded by the Funds as paid-in capital. For the six-month period ended April 30, 2006 the redemption fee proceeds are as follows:

Fund	Amount

Harbor International Fund	$130
Harbor International Growth Fund	12
Harbor High-Yield Bond Fund	1

Harbor Fund
NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in Thousands)
NOTE 5—TAX INFORMATION
      The identified cost, for tax purposes, of investments owned by each Fund (including earned discount on corporate short-term notes and commercial paper) and their respective gross unrealized appreciation and depreciation at April 30, 2006 are as follows:

		Gross Unrealized		Net Unrealized
				Appreciation/
	Identified Cost	Appreciation	(Depreciation)	(Depreciation)

HARBOR DOMESTIC EQUITY FUNDS
Harbor Capital Appreciation Fund	$7,452,593	$1,767,144	$(102,444)	$1,664,700
Harbor Mid Cap Growth Fund	137,884	13,270	(2,028)	11,242
Harbor Small Cap Growth Fund	620,358	218,602	(12,227)	206,375
Harbor Small Company Growth Fund	5,396	444	(120)	324
Harbor Large Cap Value Fund	843,406	127,839	(7,916)	119,923
Harbor Mid Cap Value Fund	23,696	3,646	(560)	3,086
Harbor Small Cap Value Fund	2,513,050	494,069	(57,130)	436,939
HARBOR INTERNATIONAL EQUITY FUND
Harbor International Fund	8,123,555	7,137,599	(6,780)	7,130,819
Harbor International Growth Fund	196,561	51,613	(815)	50,798
HARBOR FIXED INCOME FUND
Harbor High-Yield Bond Fund	30,057	854	(192)	662
Harbor Bond Fund	2,397,263	21,306	(35,416)	(14,110)
Harbor Real Return Fund	12,020	52	(93)	(41)
Harbor Short Duration Fund	59,436	112	(338)	(226)

Harbor Fund
ADDITIONAL INFORMATION (Unaudited)

PROXY VOTING
      The Funds have adopted Proxy Voting Policies and Procedures under which the Funds vote proxies relating to securities held by the Funds. A description of the Funds’ Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1-800-422-1050, (ii) on the Funds’ web site at www.harborfund.com, and (iii) on the SEC’s web site at www.sec.gov. In addition, the Funds file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Funds’ Form N-PX filing is available (i) without charge, upon request, by calling the Funds toll-free at 1-800-422-1050, and (ii) on the SEC’s web site at www.sec.gov.
QUARTERLY PORTFOLIO DISCLOSURES
      The Funds each file a complete portfolio of investments with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available (i) without charge, upon request, by calling the Fund toll-free at 1-800-422-1050, (ii) on the Funds’ web site at www.harborfund.com, and (iii) on the SEC’s web site at www.sec.gov. The form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may also be obtained by calling 1-800-SEC-0330.
FACTORS CONSIDERED BY THE TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AGREEMENTS AND SUBADVISORY AGREEMENTS OF CERTAIN FUNDS
      The Investment Company Act of 1940 requires that the Investment Advisory and Subadvisory Agreement of each Fund be approved initially, and following an initial two-year term, at least annually, by Harbor Fund’s Board of Trustees, including a majority of the Independent Trustees voting separately.
      At an in-person meeting held on November 20 and 21, 2005, the Board of Trustees considered and approved for the first time an Investment Advisory Agreement with Harbor Capital Advisors, Inc. (the “Adviser”) and a Subadvisory Agreement with NorthPointe Capital, LLC (“NorthPointe Capital”) on behalf of Harbor Small Company Growth Fund, a new series of Harbor Fund. At an in-person meeting held on February 12, 13 and 14, 2006, the Board of Trustees considered and approved the continuation of each Investment Advisory and Subadvisory Agreement with respect to the Harbor Capital Appreciation Fund, Harbor Small Cap Growth Fund, Harbor Small Cap Value Fund, Harbor International Fund, Harbor High-Yield Bond Fund and Harbor Bond Fund.1
      In evaluating the Investment Advisory and Subadvisory Agreements, the Trustees reviewed materials furnished by the Adviser and the subadviser to each Fund (each existing subadviser, or in the case of Harbor Small Company Growth Fund, the proposed subadviser, a “Subadviser”), including information about their respective affiliates, personnel, and operations and relied upon their knowledge of the Adviser resulting from their quarterly meetings, periodic telephonic meetings and other communications throughout the year. At the November 20-21, 2005 and February 12-14, 2006 meetings, which had been called for the purpose of considering approval of the Investment Advisory and Subadvisory Agreements and at other meetings during the course of the year, the Trustees, including the Independent Trustees, requested and received materials and presentations relating to Fund performance and the services rendered by the Adviser and each Subadviser. The Trustees also discussed with representatives of the Adviser, at that meeting and at others during the course of the year, Harbor Fund’s operations and the Adviser’s ability, consistent with the “manager of managers” structure of Harbor Fund, to (i) identify and recommend to the Trustees a subadviser for each Harbor fund, (ii) monitor and oversee the performance and investment capabilities of each subadviser, and (iii) recommend the replacement of a subadviser where appropriate.
      At their November 20-21, 2005 meeting, the Trustees, including all of the Independent Trustees voting separately, determined that with respect to Harbor Small Company Growth Fund the terms of the proposed new Investment Advisory Agreement and Subadvisory Agreement were fair and reasonable and approved the agreements for an initial two-year period as being in the best interest of Harbor Small Company Growth Fund and its shareholders. At their February 12-14, 2006 meeting, the Trustees, including all of the Independent Trustees voting separately, determined that the terms of each Investment Advisory and Subadvisory Agreement with respect to the Harbor Capital Appreciation Fund, Harbor Small Cap Growth Fund, Harbor Small Cap Value Fund, Harbor International Fund, Harbor High-Yield Bond Fund and Harbor Bond Fund were fair and reasonable and approved the continuation for a one-year period of each such Investment Advisory and Subadvisory Agreement as being in the best interests of the respective Fund and its shareholders.
      In their deliberations, the Independent Trustees had the opportunity to meet privately without representatives of the Adviser or any Subadviser present and were represented throughout the process by legal counsel to the Independent Trustees and the Funds.

1	A discussion of the Board of Trustees’ most recent deliberations concerning the Investment Advisory and Subadvisory Agreements of the other Harbor Funds covered by this report (which occurred at meetings held in August of 2005) is contained in Harbor Fund’s annual report to shareholders dated October 31, 2005.

Harbor Fund
ADDITIONAL INFORMATION—Continued

      In considering the approval of each Fund’s Investment Advisory and Subadvisory Agreement, the Board of Trustees, including the Independent Trustees, evaluated a number of factors relevant to their determination. They did not identify any single factor as all-important or controlling, and individual Trustees did not necessarily attribute the same weight or importance to each factor.
      Among the factors considered by the Trustees in approving the Advisory Agreements were the following:

•	the nature, extent, and quality of the services provided by the Adviser (or with respect to Harbor Small Company Growth Fund, the services proposed to be provided), including the background, education, expertise and experience of the investment professionals of the Adviser;

•	the investment performance of each Fund as compared to certain relevant securities indices, and in the case of Harbor Small Company Growth Fund, certain historical composite performance results of NorthPointe Capital in the same strategy, adjusted to reflect the proposed fund’s Institutional Class expense ratio as compared to the Russell 2000® Growth Index;

•	the fees charged by the Adviser for investment advisory services (or with respect to Harbor Small Company Growth Fund, the fees proposed to be charged under the new Investment Advisory Agreement), including in each case specifically the portion of the fee to be retained by the Adviser, after payment of the Subadviser’s fee, for the subadviser oversight, administration and “manager of managers” services the Adviser would provide;

•	information contained in materials provided by the Adviser and compiled by Lipper, Inc. (“Lipper”) as to the investment returns, advisory fees and total expense ratios of the Institutional Class of each Fund relative to those of other investment companies with similar objectives and strategies managed by other investment advisers, consisting of both a peer group of funds as well as a broader universe of funds compiled by Lipper (in the case of Harbor Small Company Growth Fund, the investment return data consisted of net hypothetical returns of NorthPointe Capital’s historical composite record in the same strategy, adjusted to reflect the proposed fund’s Institutional Class expense ratio, compiled by the Adviser as opposed to Lipper);

•	information contained in materials regarding the total expense ratios of the Retirement and Investor Classes of each Fund offering such classes, including information obtained from Morningstar Inc. (“Morningstar”) regarding the total expense ratios of the Retirement Class relative to the Morningstar peer group of similar investment companies and other information regarding the total expense ratios of the Investor Class relative to a peer group of investment companies offered through similar intermediary channels;

•	the compensation received (or to be received) by Harbor Services Group, Inc. (“Harbor Services Group”), the Funds’ transfer agent, and HCA Securities, Inc. (“HCA Securities”), the Funds’ principal underwriter, in consideration of the services each provides (or will provide) to the Funds, and any other benefits that inure to the Adviser and its affiliates as a result of their relationship with the Funds;

•	the profitability of the Adviser with respect to each Fund (or in the case of the Harbor Small Company Growth Fund, the anticipated profitability of the Adviser with respect to that Fund), including the effects of revenues of Harbor Services Group and HCA Securities on such profitability; and

•	the extent to which economies of scale might be realized as each Fund grows, and the extent to which each Fund’s advisory fee reflects any such economies of scale for the benefit of Fund investors.
      Among the factors considered by the Trustees in approving the Subadvisory Agreements were the following:

•	the nature, extent, and quality of the services provided by the Subadvisers (or in the case of NorthPointe Capital with respect to Harbor Small Company Growth Fund, the services proposed to be provided), including the background, education, expertise and experience of the investment professionals of each Subadviser who provides investment management services to the Funds;

•	the fees charged by each Subadviser for subadvisory services (or in the case of NorthPointe Capital with respect to Harbor Small Company Growth Fund, the fees proposed to be charged under the new subadvisory agreement), which fees are paid by the Adviser, not by the Funds; and

•	information contained in materials provided by the Adviser and compiled by Lipper comparing the investment performance returns of each Subadviser with those of investment companies with similar objectives and strategies managed by other investment advisers, consisting of peer fund groupings compiled by Lipper (in the case of Harbor Small Company Growth Fund, the investment return data consisted of net hypothetical returns of NorthPointe Capital’s historical composite record in the same strategy, adjusted to reflect the proposed fund’s Institutional Class expense ratio, compiled by the Adviser as opposed to Lipper).

Harbor Fund
ADDITIONAL INFORMATION—Continued

Nature, Scope and Extent of Services
      The Trustees separately considered the nature, scope and extent of the services provided (or in the case of Harbor Small Company Growth Fund, to be provided) by the Adviser and each Subadviser. In their deliberations as to the approval of each Fund’s Investment Advisory and Subadvisory Agreement, the Trustees were mindful of the fact that, by choosing to invest in a Fund, the shareholders had entrusted the Adviser with the responsibility, subject to the approval of the Trustees, for selecting each Fund’s Subadviser, overseeing and monitoring that Subadviser’s performance and replacing the Subadviser if necessary. The Trustees also considered as relevant to their determination the favorable history, reputation, qualifications and background of the Adviser and each Subadviser, as well as the qualifications of their respective personnel.
      The Adviser’s Services. The Board evaluated the nature, scope and extent of the Adviser’s services in light of the Board’s 19 years of experience with the Adviser, as well as materials provided by the Adviser concerning the financial and other resources devoted by the Adviser to Harbor Fund, including the breadth and depth of experience and expertise of the investment, administrative, legal and compliance professionals dedicated to Harbor Fund operations. The Trustees noted that the Adviser had a favorable record of identifying mutual fund products that proved to be attractive to investors, and selecting subadvisers to manage such funds. The Trustees determined that the Adviser had the expertise and resources to identify, select, oversee and monitor each Subadviser and to operate effectively as the “manager of managers” for the Funds.
      The Trustees specifically considered the Adviser’s history of replacing subadvisers for particular Harbor funds in circumstances in which the Board and the Adviser had determined that a change in subadvisers was in the best interests of a Fund and its shareholders. Specifically, the Trustees noted that since March 2004, the Adviser had recommended and the Trustees had approved a change in subadvisers for three different series of Harbor Fund.
      The Subadvisers’ Services. The Trustees’ consideration of the services provided by the Subadvisers included a review of each Subadviser’s portfolio managers, investment philosophy, style and processes and record of consistency therewith, the volatility of its results, its approach to controlling risk, and the quality and extent of its investment capabilities and resources, including, the nature and extent of research it receives from broker-dealers and other sources. In their deliberations, with respect to the Harbor Capital Appreciation Fund, Harbor Small Cap Growth Fund, Harbor Small Cap Value Fund, Harbor International Fund, Harbor High-Yield Bond Fund and Harbor Bond Fund, the Trustees considered the history of Harbor Fund’s relationship with each Subadviser and Harbor Fund’s experience with each Subadviser in this capacity.
      In the case of Harbor Small Company Growth Fund, the Trustees considered that the Adviser had recommended NorthPointe Capital and that the Adviser had conducted an extensive search for a small cap growth investment adviser which indicated that NorthPointe had the expertise and resources to add value for that Fund’s shareholders. Specifically, the Trustees received a presentation by the Adviser concerning its search and the finalists resulting from that search and the rationale for the Adviser’s recommendation of NorthPointe Capital. The Trustees considered NorthPointe Capital’s breadth and depth of experience with small cap growth portfolios as well as the experience of the proposed portfolio manager prior to his employment at NorthPointe Capital. They also specifically considered that the existing Harbor Small Cap Growth Fund has been closed to new investors for several years and that it would be beneficial to offer shareholders in other Harbor funds the opportunity to access an investment in this asset class.
      The Trustees also considered each Subadviser’s breadth and depth of experience and investment results in managing other accounts similar to the respective Fund. The Trustees received a presentation by investment professionals of each Subadviser who are involved in the management of the respective Fund and a presentation by investment professionals of NorthPointe Capital with respect to the proposed Harbor Small Company Growth Fund. They reviewed information concerning each Subadviser’s historical investment results in managing accounts using similar strategy, including other mutual funds using a substantially identical strategy.
Investment Performance, Advisory Fees and Expense Ratios
      In considering each Fund’s performance, advisory fees and expense ratio, the Trustees requested and received from the Adviser data compiled by Lipper. The Trustees had previously received at a meeting earlier in the year a presentation by a representative of Lipper explaining how information was compiled by Lipper and what each comparison was intended to demonstrate.
      Harbor Small Company Growth Fund. In consideration of Harbor Small Company Growth Fund (inception date February 1, 2006), the Trustees reviewed information concerning NorthPointe Capital’s historical investment results in managing accounts using a similar strategy relative to the returns of the Russell 2000® Growth Index. The Trustees noted that, at the proposed Fund expense ratios, and using NorthPointe’s historical composite performance record in the same strategy, the net hypothetical return of this Fund would have been above the median in relation to its peer group and universe medians for the year-to-date, one-year and three-year periods ended September 30, 2005. The Trustees also considered this hypothetical performance compared to the benchmark, which showed over

Harbor Fund
ADDITIONAL INFORMATION—Continued

performance for the year-to-date, one-year, and three-year periods then ended. The Trustees also observed that the contractual management fees would be below the peer group median and the Institutional Class actual total expense ratio would be below the peer group median expense ratio. The Trustees considered this information and the information provided in a separate presentation by management and NorthPointe concerning the proposed Harbor Small Company Growth Fund, including a review of NorthPointe’s investment philosophy, style and processes and record of consistency therewith, the volatility of its results, its approach to controlling risk, and the quality and extent of its investment capabilities and resources, including, the nature and extent of research it receives from broker-dealers and other sources. They observed that NorthPointe has an adequate staff of investment professionals committed to its business, including portfolio managers, analysts, traders and legal and compliance personnel.
      Harbor Capital Appreciation Fund. In consideration of Harbor Capital Appreciation Fund (inception date December 29, 1987) the Trustees discussed the Fund’s performance in relation to its relevant peer group and broader universe for the one-, two-, three-, four-, and five-year periods ended December 31, 2005, noting that the Harbor Capital Appreciation Fund had placed in the first and second quintile (first being the best) for its performance group and its performance universe for all such periods. The Trustees also considered the fact that Harbor Capital Appreciation Fund outperformed both the Russell 1000® Growth Index and the Lipper Large-Cap Growth Index for the one-, two-, three-, four-, and five-year periods ended December 31, 2005.
      They observed that the Fund’s contractual management fee and expense ratio comparison at the common asset level of $8.2 billion as of November 30, 2005 showed that the Fund’s fee was approximately equal to the median and the Institutional Class actual total expense ratio was below the universe median, and the lowest of its peers. The Trustees also reviewed comparative expense ratio information for the Retirement and Investor Classes, noting that the expense ratio for the Retirement Class was below the Morningstar average for the Fund’s peer group and that the Investor Class expense ratio was below the average for a peer group of funds offered through similar intermediary channels. Brokerage commissions were below the Lipper median. Portfolio turnover was just below the Lipper median in the third quartile.
      Harbor Small Cap Growth Fund. In consideration of Harbor Small Cap Growth Fund (inception date November 1, 2000), the Trustees discussed the Harbor Small Cap Growth Fund, noting its outperformance in relation to its peers and universe medians for the four- and five-year periods, ranking in the second quintile in the peer group, and in the first or second quintile in its universe for these periods. They also noted its weaker performance in relation to its peers and universe for the one-, two-, and three-year periods ended December 31, 2005. They noted that the Fund was in the second quintile in relation to its peer group for the one-year period, but in the third quintile in its universe for the one- and two-year periods then ended. It was in the fourth quintile in its universe for the three-year period. The Trustees also considered the fact that Harbor Small Cap Growth Fund outperformed the Lipper Small-Cap Growth Index for the one-, two-, three-, four-, and five-year periods ended December 31, 2005, and outperformed the Russell 2000® Growth Index for the one-, four-, and five-year periods ended December 31, 2005. The Trustees stated they would monitor the Fund’s short-term performance to determine whether the underperformance in more recent periods indicated a possible longer-term concern.
      They observed that the Fund’s contractual management fees at a common asset level showed the fees were below median and its Institutional Class actual total expense ratio was below the median expense ratio. The Trustees also reviewed comparative expense ratio information for the Retirement and Investor Classes, noting that the expense ratio for the Retirement Class was below the Morningstar average for the Fund’s peer group and that the Investor Class expense ratio was below the average for a peer group of funds offered through similar intermediary channels. Brokerage commissions and portfolio turnover were both below the Lipper median. In comparison to its peer group of other small cap growth funds as identified by Lipper, the Trustees considered the fact that the Harbor Small Cap Growth Fund outperformed a majority of such funds for the four-and five-year periods ended December 31, 2005. The expense ratio was in the first quintile. The Trustees noted that the Fund had in place a “soft close” and was thus unlikely to grow significantly in size in the near future.
      Harbor Small Cap Value Fund. In consideration of Harbor Small Cap Value Fund (inception date December 1, 2001), the Trustees noted its outperformance in relation to its peers and universe medians for the one-, two-, three-, and four-year periods ended December 31, 2005, ranking in the first or second quintile during these periods. The Trustees also considered the fact that Harbor Small Cap Value Fund outperformed both the Russell 2000® Value Index and the Lipper Small-Cap Value Index for the one-, two-, three-, and four-year periods ended December 31, 2005.
      They observed that the Fund’s contractual management fees at a common asset level showed the fees were slightly above the median and its Institutional Class actual total expense ratio was below the median expense ratio. The Trustees also reviewed comparative expense ratio information for the Retirement and Investor Classes, noting that the expense ratio for the Retirement Class was below the Morningstar average for the Fund’s peer group and that the Investor Class expense ratio was below the average for a peer group of funds offered through similar intermediary channels. Brokerage commissions and portfolio turnover were both below the Lipper median.

Harbor Fund
ADDITIONAL INFORMATION—Continued

      Harbor International Fund. In consideration of Harbor International Fund (inception date December 29, 1987), the Trustees noted its outperformance in relation to its peer group and universe medians for the one-, two-, three-, four- and five-year periods ended December 31, 2005, ranking in the first quintile (first being the best) during these periods. The Trustees also considered the fact that Harbor International Fund outperformed both the MSCI EAFE® Index and the Lipper International Large-Cap Core Index for the one-, two-, three-, four-, and five- periods ended December 31, 2005. The Trustees also considered the Fund’s longer-term record, noting that the Fund significantly outperformed its current benchmark, the MSCI EAFE® Index, for both the ten-year and since inception periods then ended.
      They observed that the Fund’s contractual management fees at a common asset level showed the fees were approximately equal to the median and its Institutional Class actual total expense ratio was below the median expense ratio. The Trustees also reviewed comparative expense ratio information for the Retirement and Investor Classes, noting that the expense ratio for the Retirement Class was below the Morningstar average for the Fund’s peer group and that the Investor Class expense ratio was below the average for a peer group of funds offered through similar intermediary channels. Brokerage commissions and portfolio turnover were both below the Lipper median.
      Harbor High-Yield Bond Fund. In consideration of Harbor High-Yield Bond Fund (inception date December 1, 2002), the Trustees noted its outperformance in relation to its peers and universe medians for the one-year and two-year periods ended December 31, 2005, and its underperformance to its peers and universe medians for the three-year period ended December 31, 2005. The Fund’s performance was in the second quintile among its peers for the one-year and two-year periods ended December 31, 2005, yet was in the fourth quintile for the three-year period ended December 31, 2005. In addition, the Fund was in the third quintile among its universe for the one-, two-, and three-year periods ended December 31, 2005. The Trustees also considered the fact that Harbor High-Yield Bond Fund underperformed the Lipper High Current Yield Bond Funds Index for the one-, two-, and three-year periods ended December 31, 2005, and also underperformed the Merrill Lynch High-Yield Master II Index for the two-year and three-year periods ended December 31, 2005.
      In evaluating the Fund’s underperformance relative to its indices, the Trustees considered statements by Harbor Capital and subadviser that the subadviser focuses on higher quality high-yield securities in implementing its investment strategy and that the index performance over the period since the inception of the Fund was driven very significantly by the outperformance of lower quality high-yield securities in the index.
      They observed that the Fund’s contractual management fees at a common asset level showed the fees were below the median and its Institutional Class actual total expense ratio was also slightly below the median. The Trustees also reviewed comparative expense ratio information for the Retirement and Investor Classes, noting that the expense ratio for the Retirement Class was above the Morningstar average for the Fund’s peer group and that the Investor Class expense ratio was above the average for a peer group of funds offered through similar intermediary channels. The Trustees noted that Harbor Capital agreed to reduce its management fee by 10 basis points from 70 basis points to 60 basis points for the year ending October 31, 2006. The Fund’s portfolio turnover was below the Lipper median.
      Harbor Bond Fund. In consideration of Harbor Bond Fund (inception date December 29, 1987), the Trustees noted its outperformance in relation to its peers and universe medians for the one-, two-, three-, four- and five-year periods ended December 31, 2005, ranking in the first or second quintiles during these periods. The Trustees also considered the fact that Harbor Bond Fund outperformed both the Lehman Aggregate Bond Index and the Lipper Intermediate Investment Grade Index for the one-, two-, three-, four-, and five-year periods ended December 31, 2005. The Trustees also considered the Fund’s favorable longer-term record, noting that the Fund had outperformed its current benchmark, the Lehman Brothers Aggregate Index, for the ten-year period then ended. The Trustees also reviewed the extent to which Harbor Capital was waiving a portion of its management fee to improve net performance for the Fund’s shareholders, although it was noted that this waiver was voluntary and could be discontinued at any time.
      They observed that the Fund’s contractual management fees at a common asset level showed the fees were equal to the peer group median and its Institutional Class actual total expense ratio was below the median expense ratio. The Trustees also reviewed comparative expense ratio information for the Retirement Class, noting that the expense ratio for the Retirement Class was below the Morningstar average for the Fund’s peer group. The Fund’s portfolio turnover was above the Lipper median.
* * *
      The Trustees also separately considered the allocation between the Adviser and each Subadviser of the relevant Fund’s investment advisory fee (i.e. the amount of the advisory fee retained by the Adviser relative to that paid to the relevant Subadviser as a subadvisory fee). They determined in each case that the allocation was reasonable and the product of arm’s length negotiation between the Adviser and Subadviser.

Harbor Fund
ADDITIONAL INFORMATION—Continued

Profitability
      The Trustees also considered the Adviser’s profitability in managing each of the Funds as presented by the Adviser, and the allocation methodology used by the Adviser to compute such profitability. The Trustees acknowledged that a reasonable level of profitability was important to provide suitable incentives to the Adviser to continue to attract and maintain high quality personnel and to invest in infrastructure and other resources to support and enhance the Funds’ operations. In considering the Adviser’s profitability generally, the Trustees also reviewed the compensation received by Harbor Services Group and HCA Securities in consideration of the transfer agency and distribution services, respectively, that they provided to Harbor Fund, and any other benefits enjoyed by the Adviser and its affiliates as a result of their relationship with Harbor Fund. The Trustees also noted that the Adviser operated certain Funds at a loss (and, in several cases, reduced or waived a portion of its advisory fee while paying the relevant Subadviser its fee and/or paid or reimbursed fund expenses).
      In the case of the Harbor Small Company Growth Fund, the Trustees were advised by the Adviser that the Adviser would likewise reduce or waive its fee payable by the Harbor Small Company Growth Fund, and would reimburse Fund expenses pursuant to a contractual expense limitation agreement in effect until at least February 28, 2007. The Adviser informed the Trustees that the Adviser therefore expected to incur losses in managing the Harbor Small Company Growth Fund during its initial stage and that the Fund would not likely generate any profit at all for the Adviser until its assets had grown significantly. The Trustees determined that the Adviser’s profitability in managing each other Fund, while positive, was not excessive.
Economies of Scale
      The Trustees also considered the extent to which economies of scale might be realized as each Fund grows, and the extent to which each Fund’s advisory fee level reflects these economies of scale for the benefit of Fund investors. The Trustees specifically considered whether any advisory fee reduction “breakpoints” should be added to the advisory fee payable by any Fund. It was agreed that the issue of economies of scale was most significant in the case of the largest Funds, such as Harbor Capital Appreciation Fund and Harbor International Fund. The Trustees noted that the management fee for the Harbor Capital Appreciation Fund was approximately equal to the median and Harbor International Fund was at the median. The expense ratios of both such Funds were below the median. As noted above, the Trustees concluded that the Adviser’s profitability in each case was not excessive. They concluded that the existing fee structures reflected economies of scale to date and that breakpoints were not required at the present time. The Trustees noted that the Adviser took the initiative to negotiate a reduction in subadvisory fees with Northern Cross Investments Limited (“Northern Cross”), subadviser to Harbor International Fund, and that the Adviser has voluntarily reduced its advisory fee by 10 basis points both to pass through the 5 basis point reduction in fees payable to Northern Cross and reflect an additional 5 basis point reduction out of the Adviser’s revenues, in each case, on assets above the $12 billion breakpoint level. The Trustees intend to monitor each Fund’s asset growth in connection with future determinations as to advisory agreement approvals in each of the Funds to determine whether breakpoints may be appropriate at that time.

Harbor Fund
ADDITIONAL INFORMATION—Continued

TRUSTEES AND OFFICERS
(As of June 2006)
Information pertaining to the Trustees and officers of Harbor is set forth below. The statement of additional information (SAI) includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling 1-800-422-1050 or can be downloaded from our web site at www.harborfund.com. Except as noted, the address of each Trustee and Officer is One SeaGate, Toledo, Ohio 43604-1572.

Number of
	Term of		Portfolios in
	Office and		Fund
Name (Age)	Length of		Complex	Other Directorships
Position(s) with Fund	Time	Principal Occupation(s)	Overseen by	of Public Companies
Address	Served[1]	During Past Five Years[2]	Trustee	Held by Trustee

INDEPENDENT TRUSTEES

Howard P. Colhoun (70) Trustee 14114 Mantua Mill Road Glyndon, MD 21071	Since 1986	Retired. General Partner, Emerging Growth Partners, L.P. (investing in small companies) (1982-1997); Director, Storage U.S.A. (1994-2002); and Vice President and Director of Mutual Funds, T. Rowe Price Associates, Inc. (prior to 1982).	14	None

John P. Gould (67) Trustee University of Chicago Graduate School of Business 5807 South Woodlawn Avenue Chicago, IL 60637	Since 1994	Steven G. Rothmeier Professor (1996-Present) and Distinguished Service Professor of Economics, Graduate School of Business, University of Chicago (1984-Present, on faculty since 1965); Trustee of Milwaukee Insurance (1997- Present); Director of Unext.com (Internet based education company) (1999-Present); President, Cardean University (1999-2001); Principal and Executive Vice President of Lexecon Inc. (economics consulting firm) (1994-2004); and Trustee and Chairman Pegasus Funds (1996-1999).	14	Independent Trustee of Dimensional Fund Advisors family of mutual funds (1986- Present).

Rodger F. Smith (65) Trustee 8 Greenwich Office Park Greenwich, CT 06831-5195	Since 1987	Managing Director, Greenwich Associates (a research based consulting firm) (1976-Present); Director of Arlington Capital Management (CI) Limited (investment advisory firm) (1992- Present); and Chair of Trust Advisory Committee of Tau Beta Pi Association (engineering honor society) (1985-Present).	14	None

Raymond J. Ball (61) Trustee University of Chicago Graduate School of Business 5807 South Woodlawn Avenue Chicago, IL 60637	Since 2006	Sidney Davidson Professor of Accounting, Graduate School of Business, University of Chicago (2000-Present); Advisor, Sensory Networks (computer security firm) (2001-Present); Academic Affiliate, Analysis Group (litigation consulting firm) (2000-Present); and Professor, European Institute of Advanced Studies in Management (1998-Present).	14	None

INTERESTED TRUSTEE

David G. Van Hooser (59)* Chairman, Trustee and President	Since 2000	President (2002-Present), Director and Chairman of the Board (2000-Present), Harbor Capital Advisors, Inc.; President (2003-Present) and Director (2000-Present), HCA Securities, Inc.; Director, Harbor Services Group, Inc. (2000-Present); and Senior Vice President and Chief Financial Officer, Owens-Illinois, Inc. (glass and plastics manufacturing company) (1998-2001).	14	None

INTERESTED PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

Charles F. McCain (36) Chief Compliance Officer	Since 2004	Executive Vice President, General Counsel and Chief Compliance Officer (2004-Present), Harbor Capital Advisors, Inc.; Chief Compliance Officer (2004-Present) Harbor Services Group, Inc.; and Junior Partner, Wilmer Cutler Pickering Hale and Dorr LLP (law firm) (1996-2004).

Constance L. Souders (55) Vice President	Since 1992	Executive Vice President, (2003-Present), Director of Administration (1997-Present), Director and Secretary (1988-Present), Senior Vice President (1991-2002), Harbor Capital Advisors, Inc.; President (2000-Present), Director (1991-Present), Harbor Services Group, Inc.; and Executive Vice President (2003-Present), Treasurer (2004-Present), Chief Compliance Officer (2004-Present), President (2002-2003), Vice President (2000-2002), and Secretary (2000-2004) and Director (1989-Present), HCA Securities, Inc.

Brian L. Collins (37) Vice President 980 N. Michigan Suite 1080 Chicago, IL 60606	Since 2005	Executive Vice President and Chief Investment Officer (2004-Present), Harbor Capital Advisors, Inc.; and Director, U.S. Investment Management Research (1998-2004), Mercer Investment Consulting, Inc.

Mark W. Karchner (44) Treasurer	Since 2005	Executive Vice President and Chief Financial Officer (2005-Present) and Senior Vice President, Business Analysis & Control (2004-2005), Harbor Capital Advisors, Inc.; Chief Financial Officer (2005-Present), Harbor Services Group, Inc.; and Chief Financial Officer and Senior Vice President (2001-2003), S.E. Johnson Companies, Inc.

Karen B. Wasil (53) Secretary	Since 1994	Assistant Secretary (1997-Present) and Regulatory and Legal Compliance Manager (1995-Present), Harbor Capital Advisors, Inc.; Secretary (2000-Present), Harbor Services Group, Inc.; and Secretary (2004-Present), HCA Securities, Inc.

Jodie L. Crotteau (34) Assistant Secretary	Since 2005	Assistant Secretary and Compliance Manager (2005-Present), Regulatory Compliance Specialist (2004-2005), Senior Legal Assistant (2002-2003) and Legal Assistant I (2000-2001), Harbor Capital Advisors, Inc.; and Assistant Secretary (2005-Present), Harbor Services Group, Inc.

1	Each Trustee serves for an indefinite term, until his successor is elected. Each officer is elected annually.
2	On June 7, 2001, a wholly-owned subsidiary of Robeco Groep N.V. acquired substantially all of the assets and assumed substantially all of the liabilities of the predecessor adviser to Harbor Fund, also named “Harbor Capital Advisors, Inc.” That wholly-owned subsidiary of Robeco Groep N.V. assumed the name “Harbor Capital Advisors, Inc.” as part of the acquisition. Another subsidiary of Robeco Groep N.V. acquired substantially all of the assets and assumed substantially all of liabilities of Harbor Transfer, Inc. and assumed the name “Harbor Transfer, Inc.” On September 20, 2001, a wholly-owned subsidiary of Robeco Groep, N.V. acquired substantially all of the assets and assumed substantially all of the liabilities of HCA Securities, Inc. and assumed the name “HCA Securities, Inc.” Accordingly, for periods prior to June 7, 2001 with respect to Harbor Capital Advisors, Inc. and Harbor Transfer, Inc. and for periods prior to September 20, 2001 with respect to HCA Securities, Inc., employment with Harbor Capital Advisors, Inc., Harbor Transfer, Inc. and HCA Securities, Inc. refers to employment with the predecessor entities. Effective March 1, 2006, Harbor Transfer, Inc. changed its name to Harbor Services Group, Inc.
*	Mr. Van Hooser is deemed an “Interested Trustee” due to his affiliation with the Adviser and Distributor of Harbor Fund.
(This document must be preceded or accompanied by a Prospectus.)

TRUSTEES AND OFFICERS	SHAREHOLDER SERVICING AGENT

David G. Van Hooser

Raymond J. Ball

Howard P. Colhoun

John P. Gould

Rodger F. Smith

Charles F. McCain

Constance L. Souders

Brian L. Collins

Mark W. Karchner

Karen B. Wasil

Jodie L. Crotteau

INVESTMENT ADVISER

Harbor Capital Advisors, Inc.
One SeaGate
Toledo, OH 43604-1572

DISTRIBUTOR AND PRINCIPAL UNDERWRITER

HCA Securities, Inc.
One SeaGate
Toledo, OH 43604-1572
(419) 249-2900	Chairman, President and Trustee Trustee Trustee Trustee Trustee Chief Compliance Officer Vice President Vice President Treasurer Secretary Assistant Secretary	Harbor Services Group, Inc.
P.O. Box 10048
Toledo, OH 43699-0048
1-800-422-1050

CUSTODIAN

State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

LEGAL COUNSEL

Wilmer Cutler Pickering
Hale and Dorr LLP
60 State Street
Boston, MA 02109
One SeaGate
Toledo, Ohio 43604-1572
1-800-422-1050
www.harborfund.com

Recyclable
Contains 20%
post consumer waste.
Printed with soy-based inks.
6/2006/485,000

ITEM 2 — CODE OF ETHICS
Not applicable.
ITEM 3 — AUDIT COMMITTEE FINANCIAL EXPERT
Not applicable.
ITEM 4 — PRINCIPAL ACCOUNTANT FEES AND SERVICES
Not applicable.
ITEM 5 — AUDIT COMMITTEE OF LISTED REGISTRANTS
Not applicable.
ITEM 6 — SCHEDULE OF INVESTMENTS
Included as part of the report to shareholders filed under Item 1 of this form.
ITEM 7 — DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES
Not applicable.
ITEM 8 — PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES
Not applicable.
ITEM 9 — PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS
Not applicable.
ITEM 10 — SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees since the date of the prior Form N-CSR.
ITEM 11 — CONTROLS AND PROCEDURES
(a)	The Principal Executive and Financial Officers concluded that the registrant’s disclosure controls and procedures are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing of this report.

(b)	There were no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.
ITEM 12 — EXHIBITS

(a)(1)	Not applicable.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) is attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed this 23rd day of June, 2006 on its behalf by the undersigned, thereunto duly authorized.

HARBOR FUND

By:	/s/ David G. Van Hooser
David G. Van Hooser
Chairman, President, Trustee
And Chief Executive Officer
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ David G. Van Hooser	Chairman, President, Trustee	June 23, 2006
	David G. Van Hooser	and Chief Executive Officer

By:	/s/ Mark W. Karchner	Treasurer and Chief	June 23, 2006
	Mark W. Karchner	Financial Officer

Exhibit Index

Number	Description
99.CERT1	Certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)).

99.CERT2	Certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)).

99.906CERT	Certification as required by Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350).